UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-09253
Wells Fargo Funds Trust
(Exact name of registrant as specified in charter)
525 Market St., San Francisco, CA 94105
(Address of principal executive offices) (Zip code)
C. David Messman
Wells Fargo Funds Management, LLC
525 Market St., San Francisco, CA 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: 800-643-9691

Date of fiscal year end:	October 31, 2010

Date of reporting period:	October 31, 2010

ITEM 1. REPORT TO SHAREHOLDERS

Annual Report October 31, 2010 WELLS FARGO ADVANTAGE INTERNATIONAL STOCK FUNDS •Wells Fargo Advantage Asia Pacific Fund •Wells Fargo Advantage Disciplined Global Equity Fund •Wells Fargo Advantage Diversified International Fund •Wells Fargo Advantage Emerging Markets Equity Fund (formerly Wells Fargo Advantage Emerging Markets Equity Fund II) •Wells Fargo Advantage Global Opportunities Fund •Wells Fargo Advantage International Equity Fund (formerly Wells Fargo Advantage International Core Fund) •Wells Fargo Advantage Intrinsic World Equity Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of
prospectuses and shareholder reports at
www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2
Performance Highlights
Wells Fargo Advantage Asia Pacific Fund	6
Wells Fargo Advantage Disciplined Global Equity Fund	10
Wells Fargo Advantage Diversified International Fund	14
Wells Fargo Advantage Emerging Markets Equity Fund	20
Wells Fargo Advantage Global Opportunities Fund	24
Wells Fargo Advantage International Equity Fund	28
Wells Fargo Advantage Intrinsic World Equity Fund	32

Fund Expenses	38

Portfolio of Investments
Wells Fargo Advantage Asia Pacific Fund	41
Wells Fargo Advantage Disciplined Global Equity Fund	45
Wells Fargo Advantage Diversified International Fund	52
Wells Fargo Advantage Emerging Markets Equity Fund	61
Wells Fargo Advantage Global Opportunities Fund	66
Wells Fargo Advantage International Equity Fund	72
Wells Fargo Advantage Intrinsic World Equity Fund	77

Financial Statements
Statements of Assets and Liabilities	80
Statements of Operations	82
Statements of Changes in Net Assets	86
Financial Highlights	98

Notes to Financial Statements	107

Report of Independent Registered Public Accounting Firm	121

Other Information	122

List of Abbreviations	127
The views expressed are as of October 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage International Stock Funds.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
     INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978
Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $227 billion in assets under management, as of October 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage International Stock Funds	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news. High unemployment in developed nations and rising sovereign debt in many countries created concerns that economies could once again slip into recession. However, the markets ended the period with a strong rally in September and October that sent most indexes higher than when the period began.
Dear Valued Shareholder:
We are pleased to introduce you to Wells Fargo Advantage Funds. There is access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Many of our shareholders received an annual report less than 12 months ago. The reason for this is that with the merger of the Wells Fargo Advantage Funds and the Evergreen Funds in July of 2010, we are in the process of re-aligning the fiscal year-end dates of our funds. Going forward, shareholder reports for the Wells Fargo Advantage International Stock Funds will be based on fiscal year-end of October 31st.
Following is your annual report for the Wells Fargo Advantage International Stock Funds for the period that ended October 31, 2010. Leading up to the beginning of the period, a series of extraordinary financial and economic events affected markets in the United States and throughout the world. After a prolonged period of uncertainty and falling share prices worldwide, stock markets staged a remarkable rally in 2009 that continued into the reporting period. During the period, investors had to weigh positive earnings from companies against more questionable macroeconomic news. High unemployment in developed nations and rising sovereign debt in many countries created concerns that economies could once again slip into recession. However, the markets ended the period with a strong rally in September and October that sent most indexes higher than when the period began.
Concerns shifted from corporate to sovereign debt.
After hitting their lows in March 2009 due to the continued effects of the financial crisis, stock markets around the world staged a recovery. In the fourth quarter of 2009, however, developments in the sovereign debt sector threatened to bring the rally to a halt, as the credit crisis spread from financial institutions to countries. In the United States and parts of Europe and Asia, governments were able to bail out companies that overextended themselves, providing a necessary backstop that staved off default and, even worse, financial collapse. A few countries, however, found themselves overextended, and questions surfaced regarding their solvency. The government of Dubai was rescued by a $10 billion infusion from Abu Dhabi, while speculation attended every bond offering from Greece. Ireland, Spain, and even Great Britain showed signs of financial stress, with investors concerned about whether those countries would be able to repay their debts. Beyond solvency, the question was what effects this sovereign debt overhang would have on future growth, given that economic recovery in some parts of the world was strongly dependent on continued government backing. While the overall amount of potentially affected debt was small, it does show that investors were becoming concerned about the potential shortfall between government spending and tax receipts.
After a setback in January, the recovery resumed, only to falter again in April.
In spite of the sovereign debt troubles that surfaced in the fourth quarter of 2009, the markets still continued the general upward swing that began with the rally in March 2009. That rally was partially spurred on by the promise of continued government support of world economies in a time of crisis. With the crisis largely over by the end of 2009, the question became whether economies could achieve a sustainable growth rate in the absence of government stimulus. This question was made all the more tangible by China’s withdrawal of several

Letter to Shareholders	Wells Fargo Advantage International Stock Funds 3
stimulus measures in the first quarter of 2010, especially in its automobile and housing markets. The markets reacted negatively to the prospect of China tightening up on its potentially overheating economy. Combined with problems in the sovereign debt market and weakened currencies, especially the euro, stock markets fell throughout January, with the MSCI EAFE® Index1 falling more than 8% by the first week of February 2010.
In what would become a pattern, growing optimism at the corporate level was repeatedly displaced by unease over the macroeconomic picture. Investors became more optimistic on expectations of corporate earnings growth and improving economic indicators. Increased merger and acquisition activity also spoke to a growing optimism at the corporate level, as well as the recovery of financing for complex deals. Countering the more positive, company-specific news, unemployment remained high in the United States and in European countries, and sovereign debt problems escalated in the spring of 2010. Because of the heightened focus on fiscal deficits, many eurozone countries announced austerity programs to begin to address their long-term issues. However, the immediate effect eroded economic growth expectations, causing investors to price in a possibility of a “double-dip” recession and leading to a market correction in the second quarter of 2010. Sovereign debt markets finally stabilized in May 2010 after long and difficult negotiations between the International Monetary Fund (IMF) and the healthy central banks within the eurozone led to a $1 trillion backstop fund for Greece and the region.
After a volatile summer, the markets broke out of a narrow trading range in September and finished the 12-month period on a strong note. In effect, the worst-case scenario of a double-dip recession failed to happen, as corporate earnings reports continued to show strength, and the global economy maintained a modest growth rate. Investors seemed to become resigned to a prolonged period of slow growth, and many regained a risk appetite for equities. The September and October rally brought most indexes into positive territory for the 12 months, but there were notable differences between countries. The Russell 3000® Index, a broad index of U.S.-based companies, returned 18.34% for the period, compared with the Europe- and Asia-oriented MSCI EAFE Index, which returned only 8.36%. Leading the way were the emerging markets, as has often been the case since the financial crisis began in 2008. The MSCI EM (Emerging Markets) Index2 returned 23.89% during the period. Generally speaking, smaller countries that had less exposure to the United States and other developed nations performed better than those, such as China, that were more closely tied to the global economic infrastructure.
Economies will likely continue to grow, with clear differences between developed nations and the faster-growing emerging markets.
The market recovery was welcome news, but questions remain about whether the recovery will continue if unemployment remains high and if governments withdraw their fiscal and monetary stimulus programs. Unemployment is still stubbornly

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

4 Wells Fargo Advantage International Stock Funds	Letter to Shareholders
All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings that we feel can support their valuations.
high in the United States and the euro area, at 9.6% and 10.1%, respectively as of October 31, 2010, putting burdens on consumers and governments. The slower growth rate of developed nations, meanwhile, may make it difficult to establish solid employment gains. Additionally, some economies—especially the more overheated Asian economies of China and India—are showing signs of increasing inflation. China has already signaled that government stimulus programs supporting its economy will need to be withdrawn or at least scaled back, which will be a test of whether the recovery has reached a sustainable footing.
By the end of the reporting period, the consensus had shifted from expectations of a double-dip recession to resignation that several of the major world economies are likely in for a prolonged period of slow growth. The IMF projected that advanced economies will grow only 2.2% in 2011, due to tight fiscal constraints and high unemployment. Emerging markets, by contrast, are expected to grow at a more robust rate of 7.1% in 2011. All in all, investors should be prepared for more subdued economic growth, given the headwinds faced by many countries and consumers. Balancing that, many companies are holding up well, with solid earnings that we feel can support their valuations.
A broadly diversified portfolio gives exposure to many areas of potential recovery.
Periods of volatility can present challenges as well as opportunities, and experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. Wells Fargo Advantage Funds® provides investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help to reduce them and provide you with one way of managing risk. And in a potential upturn, diversification also gives investors exposure to many areas of economic recovery. Our diverse family of mutual funds may also help. We offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Asia Pacific Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Anthony L.T. Cragg
FUND INCEPTION
December 31, 1993
PERFORMANCE SUMMARY
1 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

1 Month

Class A (Excluding Sales Charges)	3.89%
MSCI AC Asia Pacific IndexSM1	2.44%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site —wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.61% and 2.05%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.60%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The Morgan Stanley Capital International All Country Asia Pacific (MSCI AC Asia Pacific) Index is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan and Thailand. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Asia Pacific Fund Class A shares for the most recent ten years with the MSCI AC Asia Pacific Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 7
Wells Fargo Advantage Asia Pacific Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund changed its fiscal year-end from September 30th to October 31st, effective October 31, 2010.

▪	In a period of continued economic recovery, the Fund outperformed its benchmark, the MSCI AC Asia Pacific Index, for the one-month period that ended October 31, 2010.

▪	Country allocation decisions helped boost the Fund’s relative results, but the strongest results came from stock selection, particularly in Japan, Hong Kong, and Thailand among countries and in consumer discretionary and consumer staples among sectors.

▪	At the sector level, the Fund outperformed in every sector except materials; at the country level, the Fund outperformed every country in the benchmark where it had investments.
The Fund’s performance during the period was helped by country allocation decisions, but the primary driver of returns for the month was stock selection. From a country allocation perspective, the Fund’s overweight positions in China and Singapore helped performance, as did an underweight to Japan. The Fund’s overweight to Hong Kong stocks was a drag on performance, but solid stock selection more than made up for the shortfall, as stock selection in Hong Kong was the largest driver of positive excess returns.
In terms of stock selection, other notable areas of success besides Hong Kong were in Thailand and Japan. In Thailand, our energy holdings performed well, particularly Thai Oil PCL, an oil refinery and distribution company, and Banpu PCL, a coal mining and power company. In Japan, stock selection in the financials sector was positive for the Fund, especially our investment in real estate company Mitsui Fudosan Company Limited which returned more than 12% for the month.
At the sector level, the Fund’s strongest results came from stock selection in the consumer discretionary, consumer staples, and information technology (IT) sectors, as we continued to find success with our theme of investing in the growing domestic demand of Asian countries. The weakest results came from stock selection in materials, which was the only sector in which the Fund underperformed.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

Singapore Airlines Limited	2.31%
Keppel Corporation Limited	2.15%
iShares MSCI China	2.09%
Newcrest Mining Limited	1.94%
Zhaojin Mining Industry Company Limited	1.81%
Sparkle Roll Group Limited	1.50%
Toray Industries Incorporated	1.42%
L’Occitane International SA	1.42%
Singapore Airport Terminal Services Limited	1.40%
Sumitomo Metal Mining Company Limited	1.38%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Asia Pacific Fund (continued)
Korean chemical company Kolon Industries Incorporated’s poor results were the primary reason for the Fund’s underperformance in materials.
COUNTRY ALLOCATION4
(AS OF OCTOBER 31, 2010)
Our investment outlook on the Asia Pacific region is positive.
The combination of healthy balance sheets, businesses with growth potential, and attractive valuations has served Asia Pacific countries well. While we like the longer-term prospects for the larger markets of China and India as a whole, we think it will pay to be selective between sectors. In China, for example, the two biggest industries of finance and real estate are still being held back by the government’s stated and genuine desire to increase competition and to create a more harmonious society. Taiwan and Korea are the main countries through which we are interested in investing in IT, although we may take some profits in stocks going forward. Non-tech Taiwanese investments should benefit from the initiation of increasing cross-straits relations with China. We continue to like Singapore on the back of strong gross domestic product prospects, new industries such as gaming, and its position as a regional logistics hub.
The fundamentals for almost all Asian economies are attractive, and we feel the valuations of their stock markets are not excessive, given their reduced risk and superior growth profiles compared with developed markets. Therefore, we have great confidence in their ability to deliver excellent returns. The main risk is if worse-than-expected economic news comes out of the West, and the U.S. in particular, which, while not affecting Asia that much in real terms, could damage investor confidence and provoke an irrational flight back into the U.S. dollar and fixed-income investments. We will focus on businesses with experienced management teams, strong, defensive attributes in their home markets, achievable growth strategies, and solid financials.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 9
Wells Fargo Advantage Asia Pacific Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	1 Month*	1 Year	5 Year	10 Year	1 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (WFAAX)	7/31/2007	(2.12)	12.62	5.52	8.16	3.89	19.54	6.77	8.80	2.05%	1.61%
Class C (WFCAX)	7/31/2007	2.86	17.76	5.96	8.11	3.86	18.76	5.96	8.11	2.80%	2.36%
Administrator Class (WFADX)	7/30/2010					3.89	19.54	6.77	8.81	1.87%	1.41%
Institutional Class (WFPIX)	7/30/2010					3.89	19.54	6.77	8.81	1.60%	1.26%
Investor Class (SASPX)	12/31/1993					3.89	19.47	6.68	8.77	2.15%	1.66%

MSCI AC Asia Pacific IndexSM1						2.44	13.66	5.60	4.80

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, regional risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class A shares prior to its inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the February 1, 2010 prospectus for Class A, Class C, and Investor Class and the July 30, 2010 prospectus for the Administrator Class and Institutional Class.

7.	The adviser has committed through January 31, 2011 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class A at 1.60%, for Class C at 2.35% and Investor Class at 1.65%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower. The adviser has committed through February 28, 2012 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Administrator Class at 1.40% and for Institutional Class at 1.25%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

10 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Disciplined Global Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
William E. Zieff
FUND INCEPTION
November 1, 1995
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	14.27%
MSCI World Free Index (Net)[1]	12.74%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.40% and 1.48%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The Morgan Stanley Capital International (MSCI) World Free Index (Net) is an unmanaged market capitalization index designed to measure the performance of securities within developed equity markets. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Disciplined Global Equity Fund Class A shares for the most recent ten years with the MSCI World Free Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 11
Wells Fargo Advantage Disciplined Global Equity Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund outperformed its benchmark, the MSCI World Free Index (Net), for the 12-month period that ended October 31, 2010, primarily due to stock selection.

▪	During this period, market dynamics were driven largely by macroeconomic risks, including government actions and responses, sovereign debt concerns, moderating growth in China, and concerns about possible deflation. In this environment, volatility, while moderating, continues to lead to large swings in stocks as financial distress and investor uncertainty remain high.
The Fund manages active portfolio exposures to create a “Portfolio Signature.”
In managing this diversified fund, we invest in a full spectrum of large-cap stocks of both value and growth companies. The investment strategy seeks to add value consistently while carefully managing portfolio risk. The highly process-driven approach is based upon fundamental investment ideas implemented with quantitative discipline. A central feature of the approach is “Portfolio Signature,” which focuses on direct management of all active portfolio exposures. The objective is to target a balanced composition of stock selection factors and to manage evolving sources of undesirable risk. Stock selection drives relative performance and is based upon proprietary evaluations of corporate and market fundamentals in the areas of valuation, sentiment, and quality. Our risk management approach utilizes state-of-the-art tools to help ensure a well-diversified portfolio highly reflective of the benchmark. The Portfolio Signature approach attempts to effectively respond to market risks before they are adequately represented in commonly used models. Ongoing research supports our investment strategy.
In this environment, the strategy’s fundamentally based selection factors delivered mixed results, both domestically and abroad. For the year, relative valuation factors were rewarded positively, while intrinsic valuation measures delivered mixed results. Relative valuation measures in financials were positive, particularly in the Nordic countries. Intrinsic valuation measures, while mixed overall, demonstrated success in financials across Asia ex-Japan. Conversely, the United Kingdom showed mixed results but was generally negative, as measured by both relative and intrinsic valuation metrics. In the U.S., relative valuation was strongest in telecommunication services and weakest in industrials and information technology. Sentiment factors
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

International Business Machines Corporation	1.39%
Vodafone Group plc	1.30%
BHP Billiton plc	1.23%
Chevron Corporation	1.19%
Novartis AG	1.10%
ENI SpA	1.03%
Wal-Mart Stores Incorporated	1.02%
Microsoft Corporation	0.95%
Royal Dutch Shell plc Class B	0.94%
Sanofi-Aventis SA	0.91%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

12 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Disciplined Global Equity Fund (continued)
related to estimates were positive overseas during this measurement period and negative domestically, while momentum-type factors performed positively globally. Quality characteristics were neutral abroad and negative domestically, with mixed success across both countries and sectors.
COUNTRY ALLOCATION4
(AS OF OCTOBER 31, 2010)
Over the past year, sector neutrality was largely the case, as is typical with this strategy, adding value through stock selection principally in health care and materials. Our overweight in Fresenius SE, a Germany-based provider of products and services for hospitals, contributed positively to relative performance. Humana Incorporated, a U.S.-based benefit-solutions company, also in the health care sector, performed similarly well. Stock selection in materials also benefited the portfolio, with names such as BASF SE a Germany-based chemical company, and Agrium Incorporated, a Canada-based fertilizer company. Underperformance on a relative basis, also due to stock selection, occurred in industrials and consumer discretionary. Our overweights in Makita Corporation, a Japanese manufacturer of tools in industrials, and media conglomerate Vivendi SA, both detracted from relative performance.
We will continue our process of directly managing all active portfolio exposures, such as valuation, sentiment, and quality.
This strategy is intended to add value relative to the benchmark throughout a full market cycle, independent of overall market direction or movements by style (growth/value) or size (large/small). The process will continue to construct a portfolio of securities that collectively focuses on company valuation, sentiment expectations, and quality relative to peers, and that offers in our view good prospects for equity investors.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 13
Wells Fargo Advantage Disciplined Global Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (EAGLX)	6/3/1996	(3.07)	7.70	0.89	(0.81)	2.84	14.27	2.10	(0.22)	1.48%	1.40%
Class C (ECGLX)	6/3/1996	1.41	12.29	1.35	(0.95)	2.41	13.29	1.35	(0.95)	2.23%	2.15%
Administrator Class (EYGLX)	11/1/1995					2.99	14.54	2.36	0.05	1.32%	1.15%
Institutional Class (EIGLX)	7/30/2010					3.06	14.63	2.38	0.06	1.05%	0.95%
MSCI World Free Index (Net)[1]						3.05	12.74	2.54	1.33

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to country concentration risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Global Large Cap Equity Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A, Class C, and Administrator Class and the July 30, 2010 prospectus for the Institutional Class.

7.	The adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s net expense ratio as shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

14 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Artisan Partners Limited Partnership
LSV Asset Management
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Francis Claró, CFA
Josef Lakonishok
Puneet Mansharamani, CFA
Menno Vermeulen, CFA
Mark L. Yockey, CFA
FUND INCEPTION
September 24, 1997
PERFORMANCE SUMMARY
1 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

1 Month

Class A (Excluding Sales Charges)	4.57%
MSCI EAFE® Index[1]	3.61%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.41% and 1.76%, respectively. The investment adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Diversified International Fund Class A shares for the most recent ten years with the MSCI EAFE® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 15
Wells Fargo Advantage Diversified International Fund (continued)
The Fund uses three different styles of international equity management: international value, sub-advised by LSV Asset Management (LSV); international core, sub-advised by Wells Capital Management; and international growth, sub-advised by Artisan Partners Limited Partnership (Artisan).
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund changed its fiscal year-end from September 30th to October 31st, effective October 31, 2010.

▪	The Fund’s Class A excluding sales charges, outperformed its benchmark, the MSCI EAFE® Index, for the one-month period that ended October 31, 2010. Stock selection accounted for the excess return, with particularly good results within the information technology and consumer discretionary sectors.

▪	All three sub-advisers—LSV, Artisan, and Wells Capital Management—generated positive excess returns during the period.

▪	All three teams continued to execute their disciplined investment approaches, and all continued to find attractive investment candidates in the current market environment.
The MSCI EAFE Index gained 3.61% during the one-month period that ended October 31, 2010. U.S. dollar-based investors benefited from the appreciation of the dollar relative to the euro, which boosted returns by just under two percentage points. Returns within Asia were relatively weak, as the Japanese economy was hindered by continued slow growth and a strengthening currency. Australia was also relatively weak, particularly its financials sector, as investors braced for rising interest rates.
WELLS CAPITAL MANAGEMENT:
Maintains a core equity style that emphasizes bottom-up stock selection based on rigorous, in-depth, fundamental company research and incorporates top-down factors and developments as they affect market and economic activity within regions, countries, and sectors.
The sleeve managed by Wells Capital Management posted strong results within the information technology (IT) and industrials sectors, led by gains in its
COUNTRY ALLOCATION3
(AS OF OCTOBER 31, 2010)
TEN LARGEST EQUITY HOLDINGS4
(AS OF OCTOBER 31, 2010)

Nestle SA	1.91%
ASML Holding NV	1.45%
Daimler AG	1.43%
Bayer AG	1.32%
Sands China Limited	1.24%
BNP Paribas SA	1.18%
Experian Group Limited	1.03%
BASF SE	1.02%
Pernod-Ricard	1.00%
Novartis AG	0.97%

3.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

16 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund (continued)
investments in VanceInfo Technologies Incorporated and SINA Corporation two Chinese technology companies that provide IT services and internet portals, respectively. Within the industrials sector, investments in employment services companies, such as USG People N.V. and Randstad Holding N.V., performed well on the improving employment outlook within Europe.
We believe there are significant positive drivers for equities.
Overall, the governments in developed economies are seeking inflation and using the printing press freely to try to resuscitate asset pricing. We believe that the growing preference of central bankers for quantitative easing policies will lead countries to print money to stabilize their economies. In the short to medium term, this money printing should be favorable to equity markets.
Indeed, there are some significant positive drivers for equities. First and foremost we feel, valuations of equities look compelling relative to those of bonds. Earnings yields of equities compare favorably to bond yields, and the massive flow of funds to bonds has reduced the risk-adjusted return profile for this asset class relative to equities.
Interest rates are extraordinarily low. Adding this to the fact that we have had a long period of underinvestment in capital and labor, we should begin to see some meaningful activity in both of these components. Corporate balance sheets are very strong and flush with cash; combine this with the low cost of money, a stabilizing economy, and high productivity levels, and we have the ingredients for a significant uptick in corporate investment. Merger and acquisition activity should continue to pick up and stay strong, as long as money is plentiful and cheap. Private equity and leveraged-buyout funds currently have good conditions under which to invest.
On our end, we are finding some interesting stocks in developed markets that are trading at attractive values that we believe will reward investors.
There are some meaningful changes taking place in China that will have an impact on the focus of our investments in that country. First, industrial action is leading to higher labor costs. We have seen data showing that labor costs rise on average 30% after a strike. This is likely to precipitate additional industrial action, further pushing up costs and personal consumption in coastal areas. Second, the Chinese government has also been supporting increases in the minimum wage. These dynamics will likely also lead to an increase in the pace of development of the interior of the country. Overall, the emergence of the Chinese consumer could be a powerful structural phenomenon. We have found several undervalued growth opportunities in these markets and are interested in uncovering more. We think there are promising investments in these areas.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 17
Wells Fargo Advantage Diversified International Fund (continued)
ARTISAN:
Invests in what the team considers to be dominant, high-quality companies that are exposed to positive secular trends.
The sleeve managed by Artisan also posted strong results, owing to solid stock selection within the consumer discretionary and information technology sectors. Of particular note were its investments in Asian gaming companies, such as Wynn Macau Limited and Genting Singapore PLC, which have been beneficiaries of a pickup in lodging and gaming activity within the region. The broad IT sector was a laggard, returning 2.44% versus 3.61% for the MSCI EAFE Index. Amadeus IT Holdings S.A., a Spanish IT services firm that supports the global travel industry, gained 10.41%, while ASML Holding N.V., a Dutch semiconductor firm, benefited from rising expectations of capital spending within the semiconductor industry.
We believe that attractive stock valuations will lead to solid investing opportunities.
Despite the rally in September and October, our view on global valuations is fairly positive. Through our research and travels around the world, we are finding some incredible opportunities to invest in growth stocks at attractive prices. After replacing a number of holdings with what we have determined to be better opportunities, we are optimistic about future earnings and returns.
LSV:
Seeks to add value through a quantitative selection process that favors deep-value stocks.
Its deep-value investment process, which favors factors such as dividend yield and attractive valuation as measured by price-to-earnings ratios, benefited from investors’ preference for higher-dividend-paying stocks. High-dividend stocks, those yielding 4% or more, had an average return of 4.61% versus 3.61% for the benchmark; the LSV sleeve had nearly half of its investments in companies with yields of 4% or greater.
LSV believes their portion of the Fund remains attractive from a valuation standpoint.
Risk aversion seems to be back, as investors have not favored equities in the recent past. This is reflected in the valuation of the LSV portion of the Fund. Compared with the beginning of the reporting period, the portfolio is cheaper on all metrics that we emphasize, including price-to-cash flow, price-to-earnings, price-to-book, and dividend yield. For instance, the portfolio is trading at less than 10 times forward earnings estimates and the underlying equities are averaging a dividend over 4%. Valuations, while not as attractive as was the case at the market lows in early 2009, are extremely attractive relative to history. We believe that if we remain true to our deep-value approach, investors will benefit over time from holding a portfolio of companies with such attractive valuations.

18 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Diversified International Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	1 Month*	1 Year	5 Year	10 Year	1 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (SILAX)	9/24/1997	(1.44)	5.74	0.68	(0.52)	4.57	12.23	1.88	0.07	1.76%	1.41%
Class B (SILBX)**	9/24/1997	(0.49)	6.43	0.76	(0.48)	4.51	11.43	1.15	(0.48)	2.51%	2.16%
Class C (WFECX)	4/1/1998	3.58	10.52	1.18	(0.67)	4.58	11.52	1.18	(0.67)	2.51%	2.16%
Administrator Class (WFIEX)	11/8/1999					4.58	12.49	2.11	0.29	1.58%	1.25%
Institutional Class (WFISX)	8/31/2006					4.57	12.77	2.29	0.38	1.31%	0.99%
Investor Class (WIEVX)	7/18/2008					4.59	12.25	1.89	(0.37)	1.87%	1.46%
MSCI EAFE® Index[1]						3.61	8.36	3.31	3.17

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Investor Class shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the August 5, 2010 prospectus.

7.	The adviser has contractually committed through January 31, 2011 to waive fees and/or reimburse expenses to maintain the Fund’s net expense ratio as shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

20 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Emerging Markets Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Yi (Jerry) Zhang, PhD, CFA
FUND INCEPTION
September 6, 1994
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	27.51%
MSCI Emerging Markets Index[1]	23.89%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.83% and 1.88%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.81%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently comprised of 25 emerging market country indices. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Emerging Markets Equity Fund Class A shares for the most recent ten years with the MSCI Emerging Markets Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Statements of Operations	Wells Fargo Advantage International Stock Funds 85

Disciplined			Emerging	Global	International	Intrinsic
Global Equity			Markets Equity	Opportunities	Equity	World Equity
Fund[2]	Diversified International Fund		Fund[3]	Fund[4]	Fund[5]	Fund[6]
Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2010[1]	September 30, 2010	October 31, 2010	October 31, 2010	October 31, 2010	October 31, 2010

$(2,659,559)	$3,096,137	$8,797,162	$18,842,643	$34,814,025	$62,917,927	$(1,312,960)
(177,786)	0	0	0	0	0	0
(31,997)	0	0	0	0	0	0
0	0	(606,898)	0	(162,810)	(492,774)	0

(2,869,342)	3,096,137	8,190,264	18,842,643	34,651,215	62,425,153	(1,312,960)

8,651,074	17,733,830	5,116,778	232,626,837	46,767,894	50,503,347	14,251,008
144,167	0	0	0	0	0	0
8,337	0	0	0	0	0	0
0	95,635	819,280	0	0	1,332,760	0

8,803,578	17,829,465	5,936,058	232,626,837	46,767,894	51,836,107	14,251,008

5,934,236	20,925,602	14,126,322	251,469,480	81,419,109	114,261,260	12,938,048

$6,562,410	$21,257,468	$19,725,893	$253,268,103	$81,693,290	$122,302,281	$13,698,559

22 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Emerging Markets Equity Fund (continued)
In terms of sector positioning, the fund’s largest overweight was telecommunication services. During the year, we identified what we believed to be excellent value in stocks such as China Mobile Limited, MTN Group, and Turkcell and built positions accordingly. The fund’s largest underweight by sector was financials. This was largely because we had no exposure to Chinese banks, which are subject to Chinese government interference, making it difficult to accurately evaluate them.
COUNTRY ALLOCATION4
(AS OF OCTOBER 31, 2010)
We remain cautiously optimistic about the prospects for emerging markets equities.
The tension between macroeconomic forces, cyclical factors, and structural imbalances makes for an interesting, if not challenging, investing environment. Our view is that we must be wary of the ongoing, largely unaddressed structural imbalances in the West, while cautiously embracing the strong cyclical upturn in Asia and the rest of the emerging markets. It remains true that the U.S. economy has been propped up by government borrowing, which has barely offset massive deleveraging at the household and corporate levels. Renewed weakness in Western and Eastern Europe is a concern, and negative surprises remain possible. The sovereign debt crisis in Greece is probably not the only one that investors will contend with in the next few years (Ireland, Portugal, and Spain seem poised for their own crises, for instance). Emerging markets, on the other hand, look healthier. With many emerging markets having strong balance sheets and growing economies, we are much more optimistic that we will find good investment opportunities. The long-term fundamentals for emerging markets appear strong.
Emerging markets equities are increasingly trading on short-term news flow in both local and global markets. An environment like this can create significant opportunities for us, as companies sell off on short-term market “noise,” despite good business fundamentals. We remain convinced that the best strategy is to continue to rigorously monitor company fundamentals and keep a keen eye on valuations. Our buy and sell decisions will be based, to the extent possible, on the prices of each company’s shares versus our thorough evaluation of the underlying value of the business. Our process will hopefully allow us to avoid the frothy, unsustainable speculative bubbles that periodically occur in emerging (and developed) markets, as well as help us sidestep the inevitable price reversals of overvalued securities. We believe that, over time, this strategy will allow us to provide solid returns for our investors.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 23
Wells Fargo Advantage Emerging Markets Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (EMGAX)	9/6/1994	6.35	20.16	17.24	15.74	12.83	27.51	18.64	16.43	1.88%	1.83%
Class B (EMGBX)**	9/6/1994	7.43	21.56	17.57	15.87	12.43	26.56	17.78	15.87	2.63%	2.58%
Class C (EMGCX)	9/6/1994	11.39	25.47	17.76	15.59	12.39	26.47	17.76	15.59	2.63%	2.58%
Administrator Class (EMGYX)	9/6/1994					12.95	27.78	18.95	16.76	1.72%	1.62%
Institutional Class (EMGNX)	7/30/2010					13.10	27.95	18.98	16.78	1.45%	1.32%
MSCI Emerging Markets Index[1]						10.16	23.89	15.28	14.96

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, regional risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Emerging Markets Growth Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A, Class B, Class C, and Administrator Class and the July 30, 2010 for the Institutional Class.

7.	The adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class A at 1.81%, Class B at 2.56%, Class C at 2.56%, Administrator Class at 1.60%, and Institutional Class at 1.30%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

24 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Global Opportunities Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Francis X. Claro, CFA
James M. Tringas, CFA
FUND INCEPTION
March 16, 1988
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	28.41%
S&P Developed SmallCap Index[1]	22.07%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.59% and 1.59%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.58%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The S&P Developed SmallCap Index is a float-adjusted market capitalization index designed to measure the equity market performance of small capitalization companies located in developed markets. The Index is comprised of companies within bottom 15% of the cumulative market capitalization in developed markets. The index covers all publicly listed equities with float-adjusted market values of US $100 million or more and annual dollar value traded of at least US $50 million in all included countries. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Global Opportunities Fund Class A shares for the most recent ten years with the S&P Developed Small Cap Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 25
Wells Fargo Advantage Global Opportunities Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund’s Class A outperformed its benchmark over the 12-month period, largely due to positive contributions from many individual holdings across a range of sectors and countries. In general, smaller-cap stocks outperformed larger caps over the year.

▪	Continuing with the moves made from mid-2009, our bottom-up focus on stock selection resulted in larger sector increases in industrials and consumer discretionary, with financials and information technology (IT) having the largest reductions.

▪	The individual stock and sector positionings were reflected in more significant changes geographically, with a sizeable reduction in U.S. exposure and a more modest reduction in Japan. Emerging markets were substantially increased.
Our selective cyclical exposure proved beneficial over the 12-month period.
The fiscal year saw the tail end of the strong bull market of 2009 being replaced by renewed investor nervousness in early 2010. Among the negative influences was the sovereign debt crisis in Europe that started in Greece and which many feared would engulf a growing number of eurozone countries. While the establishment of the European Financial Stability Facility in June initially helped to allay these fears, the markets entered a further period of volatility in July as fears of a double-dip recession, together with continued high unemployment, came to the forefront. These fears were finally subdued, as expectations grew that the U.S. Federal Reserve would maintain a loose monetary policy and even resort to another round of quantitative easing. This helped global markets finish the fiscal year on a strong note, with the Fund providing investors with even higher returns over this period.
Over the 12-month period, we increased exposure to industrials through a variety of specific holdings. Employment company 51job Incorporated in China was the largest increase, with Ashtead Group plc, a United Kingdom construction leasing company, and China’s First Tractor Company Limited also increasing significantly. Within consumer discretionary, we added auto exposure through France’s Peugeot and China’s Geely Automobile Holdings Limited; we also added to some luxury goods companies, such as Bulgari. We believe that many of these companies stand to benefit from significant demand for luxury products, particularly from China and other leading developing countries. We reduced our
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

51job Incorporated ADR	3.30%
Peugeot SA	2.04%
Ashtead Group plc	1.77%
Game Group plc	1.44%
Vancelinfo Technologies Incorporated	1.30%
Pacific Rubiiales Energy Corporation	1.28%
Monster Worldwide Incorporated	1.19%
USG People NV	1.15%
Sohu.com Incorporated	1.10%
Isuzu Motors Limited	1.09%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

26 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Global Opportunities Fund (continued)
sizeable overweight position in information technology to closer to index levels, and we moved financials to a meaningful underweight level through reductions and eliminations of positions both in the U.S. and internationally.
From a sector perspective, stock outperformance across all sectors was the basis of value added, with our overweights in such sectors as industrials and IT boosting returns. A selective underweight in the underperforming financials sector was also additive. The aforementioned 51job Incorporated was the standout performer, as it rose by more than 200% in the period, which in part contributed to emerging markets being the leading regional contributor. Another strong performer was Dice Holdings Incorporated a U.S.-based IT placement firm, which was up 50% for the period.
COUNTRY ALLOCATION4
(AS OF OCTOBER 31, 2010)
Government policy responses are limited by rising deficits, but we believe that attractive equity valuations could prove beneficial for stocks.
During the year, the markets came to the realization that fiscal stimulus has its limits, causing sharp uncertainties regarding the future financing of deficits. The policy response, particularly in the U.S., has been monetary easing, although this approach has seen some resistance globally. Moderate inflation is a desired ally of governments in developed countries, and current actions may well see the preferred outcome on that front, if economic growth returns.
Many investors have well-known concerns regarding government spending, credit availability, unemployment, and the health of the consumer. Questions regarding the duration of these issues and unforeseen government and political responses appear to be driving market sentiment and investing behavior. While we are aware of the macroeconomic and market risks, we seek to maintain a portfolio that is balanced and focused on the longer-term horizon. As such, over the coming year, we will make swift adjustments to the portfolio as conditions merit, but our primary focus will remain on owning companies that we believe are best suited—both financially and qualitatively—to navigate this uncertain environment.
However, we believe there are some significant positive drivers for equities. Valuations of equities look compelling relative to bonds. Earnings yields of equities compare favorably to bond yields, and the massive flow of funds to bonds has reduced the risk-adjusted return profile for this asset class relative to equities. We have had a long period of underinvestment in capital expenditure and labor. We should begin to see some meaningful activity in both of these areas, which should be positive for growth. In addition, we are identifying undervalued growth stocks in emerging markets that should provide attractive investment opportunities.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 27
Wells Fargo Advantage Global Opportunities Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (EKGAX)	3/16/1988	0.05	21.03	6.18	6.32	6.15	28.41	7.45	6.95	1.59%	1.59%
Class B (EKGBX)**	2/1/1993	0.75	22.43	6.36	6.41	5.75	27.43	6.67	6.41	2.34%	2.34%
Class C (EKGCX)	2/1/1993	4.72	26.43	6.66	6.17	5.72	27.43	6.66	6.17	2.34%	2.34%
Administrator Class (EKGYX)	1/13/1997					6.30	28.77	7.74	7.21	1.43%	1.41%
Institutional Class (EKGIX)	7/30/2010					6.40	28.89	7.76	7.22	1.16%	1.16%
S&P Developed SmallCap Index[1]						3.69	22.07	4.63	6.92

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%, and for Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, country concentration risk, regional risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Global Opportunities Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A, Class B, Class C, and Administrator Class and the July 30, 2010 prospectus for the Institutional Class.

7.	The adviser has committed, through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s contractual expense ratio for Class A at 1.58%, Class B at 2.33%, Class C at 2.33% Administrator Class at 1.40%, and Institutional Class at 1.15%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

28 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage International Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Francis Claró, CFA
FUND INCEPTION
September 6, 1979
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	16.90%
MSCI EAFE® Free Index[1]	8.36%
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense rations for Class A shares are 1.10% and 1.48%, respectively. The investment adviser has contractually committed through July 18, 2013, to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.09%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The Morgan Stanley Capital International Europe, Australasia, and Far East Free (“MSCI EAFE Free”) Index is an unmanaged group of securities widely regarded by investors to be representative of the stock markets of Europe, Australasia, and the Far East. MSCI Free Indices are constructed to reflect investment opportunities for global investors to account for local market restrictions on stock ownership by international investors. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage International Equity Fund Class A shares for the most recent ten years with the MSCI EAFE Free Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 29
Wells Fargo Advantage International Equity Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund’s Class A outperformed its benchmark over the 12-month period, largely due to positive contributions from many individual holdings across a range of sectors and countries.

▪	Continuing with the moves made from mid-2009, our bottom-up focus on stock selection resulted in larger sector overweights in consumer discretionary and information technology at the expense of underweights in financials and consumer staples.

▪	Geographically, the individual stock and sector positionings were reflected in overweights in emerging markets and Canada and underweights in Japan and Asia ex-Japan.
Our selective cyclical exposure proved beneficial over the year as a whole.
The fiscal year saw the tail end of the strong bull market of 2009 being replaced by renewed investor nervousness in early 2010. Among the negative influences was the sovereign debt crisis in Europe that started in Greece and which many feared would engulf a growing number of eurozone countries. While the establishment of the European Financial Stability Facility in June initially helped to allay these fears, the markets entered a further period of volatility in July as fears of a double-dip recession, together with continued high unemployment, came to the forefront. These fears were finally subdued, as expectations grew that the U.S. Federal Reserve would maintain a loose monetary policy and even resort to another round of quantitative easing. This helped global markets finish the fiscal year on a strong note, with the Fund providing investors with even higher returns for this period.
Over the 12-month period, we increased exposure to consumer discretionary, principally through additional automobile and luxury goods stocks. New auto holdings included Peugeot SA and BMW AG, while Burberry Group plc, Compagnie Financière Richemont SA, and Swatch Group Limited were added to benefit from increased demand for luxury products, particularly from China and other leading developing countries. Selective additions to a number of gold and commodity stocks were made in materials. Offsetting these were reductions and eliminations of a range of holdings in financials; we reduced such holdings as Hellenic Exchanges, Deutsche Bank, and Sompo Japan Insurance Company, and in energy, we eliminated Transocean Limited in the aftermath of the Gulf oil spill.
In terms of sectors, our overweight in consumer discretionary, combined with strong performance from our luxury goods and auto holdings, boosted returns.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

Fresenius AG	2.01%
Nestle SA	2.01%
Sina Corporation	1.89%
HSBC Holdings plc	1.80%
Isuzu Motors Limited	1.79%
Rio Tinto plc	1.56%
Adidas-Salomon AG	1.55%
Daimler AG	1.45%
Monster Worldwide Incorporated	1.41%
Swatch Group AG Class B	1.33%

3.	The ten largest equity holdings are calculated based on the market value of the securities divided by total market value of the portfolio. Holdings are subject to change and may have changed since the date specified.

30 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage International Equity Fund (continued)
The contribution from information technology, also an overweight, was supported by a number of our Chinese holdings. A small underweight in materials was more than offset by strong stock performance from a large number of holdings, diversified across a range of commodities. The only detractor was consumer staples, where we had an underweight exposure to a surprisingly strongly performing sector. Geographically, Europe and the emerging markets were the leading regions, due to strong stock performance in each. Additionally, our underweight in Japan, once again the weakest of the regions, was also rewarded and was augmented by strong performance from our holdings there.
COUNTRY ALLOCATION4
(AS OF OCTOBER 31, 2010)
Government policy responses are limited by rising deficits, but we believe that attractive equity valuations could prove beneficial for stocks.
During the year, the markets came to the realization that fiscal stimulus has its limits, causing sharp uncertainties regarding the future financing of deficits. Credit default swaps on sovereign issues have remained stubbornly high, a reflection of the concern about the ability of several European governments to repay debt. Hence, fiscal stimulus has turned to fiscal drag, and we believe it will remain that way in numerous countries for several years. In addition, banks are still deleveraging and reducing risk as Basel III is imposing higher capital requirements on them. The policy response, particularly in the U.S., has been monetary easing, although this approach has seen some resistance globally. Moderate inflation is a desired ally of governments in developed countries, and current actions may well lead to preferred outcome of higher prices, if economic growth returns.
However, we believe there are some significant positive drivers for equities. First and foremost, valuations of equities look compelling relative to bonds. Earnings yields of equities compare favorably to bond yields, and the massive flow of funds to bonds has reduced the risk-adjusted return profile for this asset class relative to equities. Money, one of the basic raw materials that enables corporate investment, is extremely cheap and becoming plentiful. Combine this with the fact that we have had a long period of underinvestment in capital expenditure and labor, and we should begin to see some meaningful activity in both of these areas, which should be positive for growth.
We are finding interesting stocks in developed markets in various sectors that are trading at attractive values that we believe will reward investors. At the same time, we are identifying undervalued growth stocks in emerging markets that should provide attractive investment opportunities.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 31
Wells Fargo Advantage International Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (WFEAX)	1/20/1998	0.61	10.19	1.09	2.95	6.73	16.90	2.30	3.57	1.48%	1.10%
Class B (WFEBX)**	9/6/1979	1.42	11.15	1.25	3.06	6.42	16.15	1.55	3.06	2.23%	1.85%
Class C (WFEFX)	3/6/1998	5.33	15.13	1.53	2.82	6.33	16.13	1.53	2.82	2.23%	1.85%
Class R (WFERX)	10/10/2003					6.64	16.58	2.04	3.31	1.73%	1.35%
Administrator Class (WFEDX)	7/16/2010					6.85	17.10	2.55	3.86	1.32%	1.10%
Institutional Class (WFENX)	3/9/1998					6.91	17.17	2.56	3.86	1.05%	0.85%
MSCI EAFE® Free Index[2]						5.73	8.36	3.31	3.17

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Class R shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Performance shown for Class R shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen International Equity Fund.

6.	Reflects the expense ratios as stated in the July 19, 2010 prospectus.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.09%, Class B at 1.84%, Class C at 1.84%, Administrator Class at 1.09%, Institutional Class at 0.84%, and Class R at 1.34%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

32 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Intrinsic World Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Metropolitan West Capital
Management, LLC
PORTFOLIO MANAGERS
David Graham
Gary Lisenbee
Jeffrey Peck
FUND INCEPTION
April 30, 1996
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	14.43%
MSCI World Free Index (Net)[1]	12.74%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.40% and 1.53%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.
GROWTH OF $10,000 INVESTMENT2
(AS OF OCTOBER 31, 2010)

1.	The Morgan Stanley Capital International World Free Index (Net) (MSCI World Free Index (Net)) is an unmanaged market capitalization index designed to measure the performance of securities within developed equity markets. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Intrinsic World Equity Fund Class A shares for the most recent ten years with the MSCI World Free Index (Net). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 33
Wells Fargo Advantage Intrinsic World Equity Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	For the 12 months that ended October 31, 2010, the Fund performed well on both an absolute and a relative basis. During this period, security selection was the most significant contributor to the Fund’s outperformance.
▪	Due to our bottom-up process, longer-term relative investment performance is typically affected more by individual stock performance than by sector over- or underweights. For the fiscal year, favorable stock selection in a number of sectors—most notably financials, utilities, and information technology—generated approximately 96% of the value added relative to the benchmark. Detractors from relative performance included holdings in the materials and health care sectors.
▪	Consistent with our long-term investment perspective, we continued to adhere to the same bottom-up, fundamentally based investment process that has been in place since Metropolitan West Capital Management, LLC, began managing the Fund in May 2007. We remain focused on identifying high-quality companies in good industries around the world. These businesses trade at discounts to our estimates of intrinsic value and possess catalysts that we expect to cause stock price appreciation over the next three to five years.
Overall for the year, developed and emerging markets had strong returns, while the Fund benefited from strong stock selection in diverse sectors and countries.
Indications of a global economic recovery in the first half of the fiscal year were dampened by a sovereign debt crisis that unfolded in April 2010. The crisis came to fruition in Greece, and ultimately fears spread to Portugal, Italy, Spain, and elsewhere. Those fears dissipated in August and September, with global investors looking beyond their prior sovereign debt concerns and double-dip recession fears to focus on indications of an improving global economy.
Overall for the year, developed and emerging markets had strong returns (in U.S. dollars). All of the MSCI developed market indexes produced positive returns except for Portugal, Italy, Ireland, Greece, and Spain. Singapore was the top-performing country, exceeding Greece, the worst-performing country, by more than 80 percentage points in U.S. dollar terms, underscoring the importance of the investment team’s commitment to broad diversification4.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

Apple Incorporated	3.05%
Enersis SA	2.69%
Oracle Corporation	2.63%
Samsung Electronics Company Limited	2.46%
Vodafone Group plc	2.39%
ORIX Corporation	2.55%
Unilever NV NY Shares	2.18%
Ebay Incorporated	2.01%
UDR Incorporated	1.99%
Standard Chartered plc	1.97%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

34 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Intrinsic World Equity Fund (continued)
Stock selection in information technology (Apple Incorporated, Oracle Corporation, and eBay Incorporated), financials (UDR Incorporated, Orix Corporation, and Standard Chartered plc), and utilities (Enersis SA) contributed to the Fund’s outperformance for the fiscal year. By contrast, stock selection in materials and health care detracted from the Fund’s performance relative to the benchmark. An underweight in materials—the result of bottom-up stock selection decisions rather than macroeconomic forecasts—also detracted from relative return.
By country/region, stock selection in the U.S. and the U.K. and an investment in Chile added the most relative value for the period. By contrast, stock selection in Italy and an overweight to Japan detracted from relative returns. Over the long term, MetWest Capital’s investment team expects to continue to add value primarily through stock selection due to its research-intensive bottom-up investment process.
During the year, the team made five new investments, all in different sectors. These investments were SPX Corporation in industrials, The Dow Chemical Company in materials, Abbott Laboratories in health care, Adidas AG in consumer discretionary, and eBay Inc. in information technology. Five companies, all in different sectors, were sold from the Fund: Aflac Incorporated in financials, Novartis AG in health care, Adobe Systems Incorporated in information technology, Finmeccanica SpA in industrials, and Lions Gate Entertainment Corporation in consumer discretionary. In all cases, trades were made based on fundamental, bottom-up research rather than top-down sector allocation decisions.
COUNTRY ALLOCATION5
(AS OF OCTOBER 31, 2010)
We believe that the environments that favor our strategy are more likely in the foreseeable future.
The characteristics we seek in selecting high-quality companies are: strong free-cash-flow generation; pricing power within their respective industries; and effective management teams with a shareholder focus. We believe that these qualities provide stability in challenging markets. In evaluating those high-quality companies to include in our portfolios, we look for companies whose stock prices reflect significant discounts to our assessment of intrinsic value. Finally, we require company-specific catalysts that we expect to close the valuation gap over our investment horizon.

5.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Stock Funds 35
Wells Fargo Advantage Intrinsic World Equity Fund (continued)
The opportunity within the Fund remains compelling, we believe, with the average discount to our estimate of intrinsic value across all holdings above its long-term average. This opportunity reflects the strong financial position of the companies, as well as their potential operating leverage. Additionally, we believe the environments that favor our strategies (those with flat to rising interest rates, modest equity returns, and a bias in favor of active management) are more likely in the foreseeable future. Finally, our portfolio construction, which broadly allocates investments across sectors and countries, should continue providing consistent, attractive investment returns for our clients as the potential benefits of both diversification and a global approach to equities resume.

36 Wells Fargo Advantage International Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Intrinsic World Equity Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[8]

Class A (EWEAX)	4/30/1996	(1.50)	7.85	1.28	2.46	4.51	14.43	2.48	3.07	1.53%	1.40%
Class C (EWECX)	5/18/2007	3.11	12.58	1.72	2.31	4.11	13.58	1.72	2.31	2.28%	2.15%
Administrator Class (EWEIX)	5/18/2007					4.67	14.72	2.65	3.15	1.37%	1.15%
Institutional Class (EWENX)	7/30/2010					4.67	14.72	2.65	3.15	1.10%	0.95%
MSCI World Free Index (Net)[1]						3.05	12.74	2.54	1.33

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Performance shown for Class C shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Administrator Class shares prior to its inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Intrinsic World Equity Fund.

7.	Reflects the expense ratios as stated in the October 29, 2010 prospectus.

8.	The adviser has committed through July 18, 2013 to waive fees and/or reimburse expenses to maintain the Fund’s net expense ratio as shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

38 Wells Fargo Advantage International Stock Funds	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2010 to October 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Asia Pacific Fund
Class A
Actual	$1,000.00	$1,109.29	$8.51	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.14	$8.13	1.60%
Class C
Actual	$1,000.00	$1,104.21	$12.46	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Administrator Class
Actual	$1,000.00	$1,109.29	$7.44	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,109.29	$6.65	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Investor Class
Actual	$1,000.00	$1,108.20	$8.77	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39	1.65%
Wells Fargo Advantage Disciplined Global Equity Fund
Class A
Actual	$1,000.00	$1,028.44	$7.62	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%
Class C
Actual	$1,000.00	$1,024.05	$11.43	2.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.91	$11.37	2.24%

Fund Expenses (Unaudited)	Wells Fargo Advantage International Stock Funds 39

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Diciplined Global Equity Fund (continued)
Administrator Class
Actual	$1,000.00	$1,029.86	$6.34	1.24%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.31	1.24%
Institutional Class
Actual	$1,000.00	$1,030.63	$4.91	0.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89	0.96%
Wells Fargo Advantage Diversified International Fund
Class A
Actual	$1,000.00	$1,076.36	$7.38	1.41%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17	1.41%
Class B
Actual	$1,000.00	$1,072.69	$11.28	2.16%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.32	$10.97	2.16%
Class C
Actual	$1,000.00	$1,072.71	$11.18	2.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.87	2.14%
Administrator Class
Actual	$1,000.00	$1,077.57	$6.55	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36	1.25%
Institutional Class
Actual	$1,000.00	$1,078.62	$5.19	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Investor Class
Actual	$1,000.00	$1,076.60	$7.64	1.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.43	1.46%
Wells Fargo Advantage Emerging Markets Equity Fund
Class A
Actual	$1,000.00	$1,128.35	$9.98	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.83	$9.45	1.86%
Class B
Actual	$1,000.00	$1,124.25	$13.97	2.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.05	$13.24	2.61%
Class C
Actual	$1,000.00	$1,123.95	$13.97	2.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.05	$13.24	2.61%
Administrator Class
Actual	$1,000.00	$1,129.52	$8.80	1.64%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.94	$8.34	1.64%
Institutional Class
Actual	$1,000.00	$1,131.01	$6.98	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61	1.30%
Wells Fargo Advantage Global Opportunities Fund
Class A
Actual	$1,000.00	$1,061.54	$8.37	1.61%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.09	$8.19	1.61%

40 Wells Fargo Advantage International Stock Funds	Fund Expenses (Unaudited)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio
Wells Fargo Advantage Global Opportunities Fund (continued)
Class B
Actual	$1,000.00	$1,057.53	$12.19	2.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.36	$11.93	2.35%
Class C
Actual	$1,000.00	$1,057.20	$12.24	2.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.31	$11.98	2.36%
Administrator Class
Actual	$1,000.00	$1,062.98	$7.28	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%
Institutional Class
Actual	$1,000.00	$1,063.95	$5.98	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%
Wells Fargo Advantage International Equity Fund
Class A
Actual	$1,000.00	$1,067.35	$5.73	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%
Class B
Actual	$1,000.00	$1,064.24	$9.63	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class C
Actual	$1,000.00	$1,063.34	$9.62	1.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40	1.85%
Class R
Actual	$1,000.00	$1,066.43	$7.03	1.35%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87	1.35%
Administrator Class
Actual	$1,000.00	$1,055.37	$5.65	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Institutional Class
Actual	$1,000.00	$1,069.09	$4.43	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Wells Fargo Advantage Intrinsic World Equity Fund
Class A
Actual	$1,000.00	$1,045.11	$7.42	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32	1.44%
Class C
Actual	$1,000.00	$1,041.13	$11.27	2.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.17	$11.12	2.19%
Administrator Class
Actual	$1,000.00	$1,046.69	$6.14	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%
Institutional Class
Actual	$1,000.00	$1,046.69	$4.90	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

1.	Expenses are equal to the Fund’s annualized expenses ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 41
ASIA PACIFIC FUND

Shares	Security Name	Value
Common Stocks: 89.89%

Australia: 8.26%
89,500	BHP Billiton Limited (Materials, Metals & Mining)	$3,675,115
383,658	Billabong International Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,055,353
1,422,300	Indophil Resources NL (Materials, Metals & Mining)†	1,407,146
1,129,800	Lynas Corporation Limited (Materials, Metals & Mining)†	1,621,309
157,496	Newcrest Mining Limited (Materials, Metals & Mining)	6,164,837
830,400	Paladin Energy Limited (Energy, Oil, Gas & Consumable Fuels)†«	3,335,015
1,262,200	Qantas Airways Limited (Industrials, Airlines)	3,511,342
280,829	Santos Limited (Energy, Oil, Gas & Consumable Fuels)	3,471,586

		26,241,703

Bermuda: 6.54%
341,600	Aquarius Platinum Limited (Materials, Metals & Mining)	1,964,186
928,000	First Pacific Company Limited (Financials, Diversified Financial Services)	858,411
979,375	Great Eagle Holdings Limited (Financials, Real Estate Management & Development)	2,931,334
199,000	Guoco Group Limited (Financials, Diversified Financial Services)	2,433,827
467,700	Hongkong Land Holdings Limited (Financials, Real Estate Management & Development)	3,227,130
6,700,400	Pacific Andes Resources Development Limited (Consumer Staples, Food Products)	1,734,246
1,264,000	Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,843,949
25,008,000	Sparkle Roll Group Limited (Consumer Discretionary, Distributors)†«	4,774,951

		20,768,034

Cayman Islands: 2.03%
43,600	China Ming Yang Wind Power ADR (Industrials, Electrical Equipment)†	512,300
3,529,200	China Zhongwang Holdings Limited (Materials, Metals & Mining)†	2,103,519
3,088,000	Hengdeli Holdings Limited (Consumer Discretionary, Specialty Retail)	1,713,066
3,493,000	Neo Neon Holdings Limited (Industrials, Electrical Equipment)	2,127,007

		6,455,892

China: 7.82%
4,396,000	AviChina Industry & Technology Company (Consumer Discretionary, Automobiles)†	2,376,293
2,788,000	Beijing Capital International Airport Company Limited Class H (Industrials, Transportation Infrastructure)	1,539,447
196,000	BYD Company Limited (Consumer Discretionary, Automobiles)	1,194,775
3,090,000	China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	2,914,098
1,872,000	China Railway Group Limited Class H (Industrials, Construction & Engineering)	1,509,434
590,000	Shenzhen Tonge Company (Industrials, Construction & Engineering)	1,147,134
39,300	Sohu.com Incorporated (Information Technology, Internet Software & Services)†«	2,927,850
143,000	Weichai Power Company Limited (Industrials, Machinery)	1,878,071
1,849,900	Zhaojin Mining Industry Company Limited (Materials, Metals & Mining)	5,751,665
3,822,000	Zijin Mining Group Company Limited Class H (Materials, Metals & Mining)	3,604,428

		24,843,195

Germany: 0.56%
34,700	Asian Bamboo AG (Consumer Staples, Food Products)	1,777,756

Hong Kong: 6.23%
303,300	AIA Group Limited (Financials, Insurance)	901,927
329,300	Beijing Enterprises Holdings Limited (Financials, Diversified Financial Services)	2,253,748
1,565,000	CPMC Holdings Limited (Industrials, Industrial Conglomerates)	1,346,692
5,028,000	Franshion Properties China Limited (Financials, Real Estate Management & Development)	1,628,161
6,154,000	Guangdong Investment Limited (Utilities, Water Utilities)	3,088,413
450,968	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	3,202,811
1,764,000	Lenovo Group Limited (Information Technology, Computers & Peripherals)	1,142,433

42 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
ASIA PACIFIC FUND

Shares	Security Name	Value
Hong Kong (continued)
173,241	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	$2,968,090
228,500	Swire Pacific Limited (Financials, Real Estate Management & Development)	3,242,703
		19,774,978

India: 5.50%
311,800	Apollo Hospitals Enterprise (Health Care, Health Care Providers & Services)	3,662,992
85	Future Mall Management Limited (Financials, Real Estate Management & Development)(a)	0
1,317,300	Indian Hotels Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)†	2,968,188
29,200	Infosys Technologies Limited (Information Technology, IT Services)†	1,953,261
355,299	Max India Limited (Industrials, Industrial Conglomerates)†	1,265,640
258,200	McLeod Russel India Limited (Consumer Staples, Food Products)	1,337,060
146,700	Pantaloon Retail India Limited (Consumer Discretionary, Multiline Retail)†	1,550,711
205,300	Sesa Goa Limited (Materials, Metals & Mining)	1,486,201
927,000	Spicejet Limited (Industrials, Airlines)†	1,766,360
513,400	United Bank of India (Financials, Commercial Banks)†	1,462,482

		17,452,895

Indonesia: 1.31%
251,000	Indofood CBP Sukses Makmur TBK (Consumer Staples, Food Products)	160,078
5,120,000	Nippon Indosari Corpindo TBK (Consumer Staples, Food Products)†	1,790,210
1,678,000	PP London Sumatra Indonesia TBK (Consumer Staples, Food Products)†	2,196,655

		4,146,943

Japan: 14.51%
51,100	Canon Incorporated (Information Technology, Office Electronics)	2,362,272
13,200	FANUC Limited (Industrials, Machinery)	1,911,023
47,000	Fujifilm Holdings Corporation (Information Technology, Electronic Equipment & Instruments)	1,568,224
216,000	Kirin Brewery Company Limited (Consumer Staples, Beverages)	2,963,390
363,000	Kubota Corporation (Industrials, Machinery)	3,229,874
78,000	Makita Corporation (Industrials, Machinery)	2,743,134
125,400	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	3,015,397
192,000	Mitsui Fudosan Company Limited (Financials, Real Estate Management & Development)	3,629,079
254,000	Mori Seiki Company Limited (Industrials, Machinery)«	2,480,974
82,200	Nikon Corporation (Consumer Discretionary, Leisure Equipment & Products)	1,552,678
6,000	Nintendo Company Limited (Information Technology, Software)†	1,554,617
76,500	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	3,474,680
92,600	Sony Corporation (Consumer Discretionary, Household Durables)	3,095,489
277,000	Sumitomo Metal Mining Company Limited (Materials, Metals & Mining)	4,399,230
47,700	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	1,429,755
38,100	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	2,175,587
777,000	Toray Industries Incorporated (Materials, Chemicals)	4,499,590

		46,084,993

Luxembourg: 1.42%
1,529,250	L’Occitane International SA (Consumer Discretionary, Personal Products)	4,498,229

Malaysia: 3.93%
379,800	Boustead Holdings Berhad (Industrials, Industrial Conglomerates)	685,996
667,200	Bumiputra Commerce Holdings Berhad (Financials, Commercial Banks)†	1,777,628
452,900	Genting Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,519,613
917,100	IJM Corporation Berhad (Industrials, Construction & Engineering)†	1,659,416
545,000	Malayan Banking Berhad (Financials, Commercial Banks)	1,576,410
552,500	MISC Berhad (Industrials, Marine)	1,559,039

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 43
ASIA PACIFIC FUND

Shares	Security Name	Value
Malaysia (continued)
1,164,400	Supermax Corporation Berhad (Health Care, Health Care Equipment & Supplies)†	$1,684,011
2,817,700	UEM Land Holdings Berhad (Financials, Real Estate Management & Development)†	2,010,379

		12,472,492

Philippines: 4.18%
252,000	Ayala Corporation (Financials, Diversified Financial Services)	2,354,812
1,218,000	Banco De Oro Unibank Incorporated (Financials, Commercial Banks)†	1,727,057
1,043,600	Cebu Air Incorporated (Industrials, Airlines)†	3,020,181
68,385	Philippine Long Distance Telephone Company (Telecommunication Services, Wireless Telecommunication Services)	4,256,974
1,162,050	Philippine National Bank (Financials, Commercial Banks)†	1,917,842

		13,276,866

Singapore: 13.97%
1,837,380	Ascott Residence Trust (Financials, REITS)	1,802,884
1,000,000	CapitaLand Limited (Financials, Real Estate Management & Development)	3,005,486
1,289,000	CapitaMall Trust (Financials, REITS)	1,971,892
626,000	Fraser & Neave Limited (Industrials, Industrial Conglomerates)	3,018,033
408,000	Global Logistic Properties Limited (Financials, Real Estate Management & Development)†	731,330
1,206,400	Goodpack Limited (Industrials, Air Freight & Logistics)	1,901,457
687,000	Hotel Properties Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,486,209
104,000	Jardine Cycle & Carriage Limited (Consumer Discretionary, Distributors)	3,157,846
121,800	K-Green Trust (Financials, Diversified Financial Services)	101,633
887,000	Keppel Corporation Limited (Industrials, Industrial Conglomerates)	6,839,419
1,555,100	Kingsmen Creative Limited (Industrials, Commercial Services & Supplies)	744,929
708,000	Overseas Union Enterprise (Financials, Real Estate Management & Development)	1,794,205
602,000	Singapore Airlines Limited (Industrials, Airlines)	7,358,140
2,022,000	Singapore Airport Terminal Services Limited (Industrials, Transportation Infrastructure)	4,452,368
3,728,000	Super Group Limited (Consumer Staples, Food Products)	3,600,402
480,100	Wilmar International Limited (Consumer Staples, Food Products)	2,373,978

		44,340,211

South Korea: 5.42%
208,000	Daou Technology Incorporated (Information Technology, Internet Software & Services)†	1,663,630
37,000	KB Financial Group Incorporated (Financials, Commercial Banks)	1,644,079
31,700	KT&G Corporation (Consumer Staples, Tobacco)	1,946,652
10,700	Megastudy Company Limited (Consumer Discretionary, Diversified Consumer Services)	1,882,782
4,200	POSCO (Materials, Metals & Mining)†	1,724,417
6,500	Samsung Electronics Company Limited (Consumer Discretionary, Specialty Retail)	4,303,488
44,300	Shinhan Financial Group Company Limited (Financials, Commercial Banks)	1,714,521
17,300	SK Energy Company Limited (Energy, Oil, Gas & Consumable Fuels)	2,321,529

		17,201,098

Taiwan: 3.14%
1,053,381	Compal Electronic Incorporated (Information Technology, Computers & Peripherals)	1,341,602
1,427,000	D-Link Corporation (Information Technology, Communications Equipment)	1,439,978
362,000	Delta Electronics Incorporated (Information Technology, Electronic Equipment & Instruments)	1,495,453
394,200	Simplo Technology Company Limited (Information Technology, Computers & Peripherals)†	2,523,168
1,536,656	Wistron Corporation (Information Technology, Computers & Peripherals)	3,156,464

		9,956,665

Thailand: 3.75%
374,500	Advanced Info Service PCL (Telecommunication Services, Wireless Telecommunication Services)	1,124,250
2,703,900	Amata Corporation PCL (Financials, Real Estate Management & Development)†	1,397,947
142,850	Banpu PCL (Energy, Oil, Gas & Consumable Fuels)	3,716,578

44 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
ASIA PACIFIC FUND

Shares	Security Name				Value
Thailand (continued)
5,530,900	Minor International PCL (Consumer Discretionary, Hotels, Restaurants & Leisure)				$2,269,182
232,700	PTT PCL (Energy, Oil, Gas & Consumable Fuels)				2,351,838
587,600	Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)				1,038,786

					11,898,581

United Kingdom: 1.32%
118,500	BHP Billiton plc (Materials, Metals & Mining)				4,202,964

Total Common Stocks (Cost $244,300,625)					285,393,495

Investment Companies: 2.09%
3,754,072	iShares MSCI China				6,635,153

Total Investment Companies (Cost $6,084,027)					6,635,153

				Expiration Date
Warrants: 0.04%

Hong Kong: 0.01%
111,000	Henderson Land Development (Financials, Real Estate Management & Development)†			06/01/2011	42,961

Thailand: 0.03%
753,090	Minor International PCL (Consumer Staples, Food Products)†			05/18/2013	75,359

Total Warrants (Cost $0)					118,320

			Yield
Short-Term Investments: 8.09%

Investment Companies: 8.09%
19,353,844	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%		19,353,844
6,348,215	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.25		6,348,215

Total Short-Term Investments (Cost $25,702,059)					25,702,059

Total Investments in Securities (Cost $276,086,711)*		100.11%			317,849,027
Other Assets and Liabilities, Net		(0.11)			(363,987)

Total Net Assets		100.00%			$317,485,040

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $277,783,724 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$45,177,365
Gross unrealized depreciation	(5,112,062)

Net unrealized appreciation	$40,065,303
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 45
DISCIPLINED GLOBAL EQUITY FUND

Shares	Security Name	Value
Common Stocks: 97.75%

Australia: 2.56%
20,176	Australia & New Zealand Banking Group Limited (Financials, Commercial Banks)	$490,330
7,067	Caltex Australia Limited (Energy, Oil, Gas & Consumable Fuels)	80,439
7,356	Commonwealth Bank of Australia (Financials, Commercial Banks)	352,352
90,722	Fairfax Media Limited (Consumer Discretionary, Media)	128,857
69,811	Goodman Fielder Limited (Consumer Staples, Food Products)	101,549
12,060	National Australia Bank Limited (Financials, Commercial Banks)	300,768
31,730	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	229,379

		1,683,674

Austria: 0.45%
2,910	OMV AG (Energy, Oil, Gas & Consumable Fuels)	108,726
4,812	Voestalpine AG (Materials, Metals & Mining)†	190,774

		299,500

Belgium: 0.21%
3,244	KBC Groep NV (Financials, Commercial Banks)	141,116

Bermuda: 0.57%
5,223	Axis Capital Holdings Limited (Financials, Insurance)«	177,634
6,583	Seadrill Limited (Energy, Energy Equipment & Services)	199,403

		377,037

Canada: 5.38%
2,500	Agrium Incorporated (Materials, Chemicals)	221,149
9,500	Alimentation Couche Tard Incorporated (Consumer Staples, Food & Staples Retailing)	225,601
8,438	Bank of Nova Scotia (Financials, Commercial Banks)	452,305
2,281	Barrick Gold Corporation (Materials, Metals & Mining)	109,857
42,000	Bombardier Incorporated (Industrials, Aerospace & Defense)	209,197
8,948	CGI Group Incorporated (Information Technology, IT Services)†	137,655
9,500	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	268,355
2,710	Magna International Incorporated Class A (Consumer Discretionary, Auto Components)	245,093
4,010	National Bank of Canada (Financials, Commercial Banks)	263,939
2,046	Open Text Corporation (Information Technology, Internet Software & Services)†	90,514
8,124	Research in Motion Limited (Information Technology, Communications Equipment)†	462,078
3,500	Rogers Communications Incorporated (Telecommunication Services, Wireless Telecommunication Services)	127,522
14,020	Talisman Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	254,172
6,208	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	277,561
2,700	Toronto-Dominion Bank (Financials, Commercial Banks)	194,446

		3,539,444

Denmark: 0.39%
2,325	Carlsberg AS Class B (Consumer Staples, Beverages)†	254,279

Finland: 0.79%
13,286	UPM-Kymmene Oyj (Materials, Paper & Forest Products)	220,973
4,275	Wartsila Oyj (Industrials, Machinery)	299,877

		520,850

France: 4.81%
11,794	AXA SA (Financials, Insurance)	214,707
7,268	BNP Paribas SA (Financials, Commercial Banks)	531,575
1,816	Christian Dior SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	262,735
10,668	CNP Assurances (Financials, Insurance)	212,916

46 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DISCIPLINED GLOBAL EQUITY FUND

Shares	Security Name	Value
France (continued)
11,716	Credit Agricole SA (Financials, Commercial Banks)	$192,007
4,857	Peugeot SA (Consumer Discretionary, Automobiles)†	193,335
9,107	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	636,038
1,814	Schneider Electric SA (Industrials, Electrical Equipment)†	257,522
1,817	Vinci SA (Industrials, Construction & Engineering)	97,059
19,838	Vivendi SA (Consumer Discretionary, Media)	565,878

		3,163,772

Germany: 4.85%
1,103	Allianz AG (Financials, Insurance)	138,225
8,465	BASF SE (Materials, Chemicals)	615,941
6,540	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	468,863
2,492	Continental AG (Consumer Discretionary, Auto Components)	216,495
6,665	Deutsche Bank AG (Financials, Capital Markets)	384,226
15,075	E.ON AG (Utilities, Electric Utilities)	472,081
2,435	Hannover Rueckversicherung AG (Financials, Insurance)	123,191
2,746	RWE AG (Utilities, Multi-Utilities)	196,827
3,365	Siemens AG (Industrials, Industrial Conglomerates)	384,414
8,011	Suedzucker AG (Consumer Staples, Food Products)	189,545

		3,189,808

Greece: 0.26%
10,288	Public Power Corporation SA (Utilities, Electric Utilities)	172,542

Hong Kong: 1.54%
64,000	Cathay Pacific Airways (Industrials, Airlines)†	172,153
28,000	Hang Lung Group Limited (Financials, Real Estate Management & Development)	185,854
88,000	New World Development (Financials, Real Estate Management & Development)†	173,701
46,000	Wharf Holdings Limited (Financials, Real Estate Management & Development)	302,067
52,000	Wheelock & Company (Financials, Real Estate Management & Development)	182,138

		1,015,913

Italy: 2.67%
96,666	Enel SpA (Energy, Oil, Gas & Consumable Fuels)	551,949
31,899	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	718,788
79,944	Parmalat SpA (Consumer Staples, Food Products)	219,862
174,676	Telecom Italia SpA (Telecommunication Services, Diversified Telecommunication Services)	267,912

		1,758,511

Japan: 11.42%
19,000	Aeon Company Limited (Consumer Staples, Food & Staples Retailing)	223,835
3,900	Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	122,472
11,000	Asahi Glass Company Limited (Industrials, Building Products)	105,667
7,500	Canon Incorporated (Information Technology, Office Electronics)	346,713
28	Central Japan Railway Company (Industrials, Road & Rail)†	211,905
2,900	Daito Trust Construction Company Limited (Financials, Real Estate Management & Development)	175,146
47,000	Fujitsu Limited (Information Technology, Computers & Peripherals)	321,238
74,000	Hitachi Limited (Information Technology, Electronic Equipment & Instruments)†	334,733
34,000	Itochu Corporation (Industrials, Trading Companies & Distributors)	298,298
6,300	Itochu Techno-Science Corporation (Information Technology, IT Services)	214,906
60	Japan Retail Fund Investment Corporation (Financials, REITS)	93,724
27,000	JX Holdings Incorporated (Energy, Energy Equipment & Services)	158,705
9,300	Kyushu Electric Power Company Incorporated (Utilities, Electric Utilities)	220,394
7,300	Millea Holdings Incorporated (Financials, Insurance)	205,746
25,000	Mitsubishi Chemical Holdings Corporation (Materials, Chemicals)	128,930

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 47
DISCIPLINED GLOBAL EQUITY FUND

Shares	Security Name	Value
Japan (continued)
55,000	Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	$256,307
20,000	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	314,403
56,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	126,656
51,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	155,275
113,000	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	164,297
11,000	Nippon Meat Packers Incorporated (Consumer Staples, Food Products)†	127,948
9,700	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	440,580
34,000	Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	299,988
201	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	338,455
600	Obic Company Limited (Information Technology, IT Services)†	110,799
1,900	ORIX Corporation (Financials, Consumer Finance)	173,307
8,000	Sega Sammy Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)†	130,633
11,000	Seven & I Holdings Company Limited (Consumer Staples, Food & Staples Retailing)†	256,033
34,000	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	430,968
8,300	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	248,783
16,000	Sumitomo Rubber Industries (Consumer Discretionary, Auto Components)	172,387
10,700	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	501,292
40,000	Tosoh Corporation (Materials, Chemicals)	106,872

		7,517,395

Netherlands: 1.10%
5,012	Koninklijke DSM NV (Materials, Chemicals)	268,006
15,111	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	457,014

		725,020

Norway: 0.33%
9,979	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	217,927

Panama: 0.26%
3,906	Carnival Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)†	168,622

Singapore: 0.27%
50,000	United Overseas Land Limited (Financials, Real Estate Management & Development)	175,771

Spain: 1.32%
43,673	Banco Santander Central Hispano SA (Financials, Commercial Banks)	561,098
10,984	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	304,604

		865,702

Sweden: 1.15%
11,456	Boliden AB (Materials, Metals & Mining)†	194,488
20,176	Nordea Bank AB (Financials, Commercial Banks)	222,159
21,865	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	339,122

		755,769

Switzerland: 3.14%
6,061	ACE Limited (Financials, Insurance)	360,145
10,351	Nestle SA (Consumer Staples, Food Products)	566,962
13,248	Novartis AG (Health Care, Pharmaceuticals)	768,049
465	Roche Holdings AG (Health Care, Pharmaceuticals)	68,282
1,227	Zurich Financial Services AG (Financials, Insurance)	300,375

		2,063,813

48 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DISCIPLINED GLOBAL EQUITY FUND

Shares	Security Name	Value
United Kingdom: 10.25%
8,758	Associated British Foods plc (Consumer Staples, Food Products)	$146,930
12,476	AstraZeneca plc (Health Care, Pharmaceuticals)	625,616
30,201	Aviva plc (Financials, Insurance)†	192,651
57,886	BAE Systems plc (Industrials, Aerospace & Defense)†	319,722
70,548	Barclays plc (Financials, Commercial Banks)	310,415
24,102	BHP Billiton plc (Materials, Metals & Mining)	854,851
65,621	BP plc (Energy, Oil, Gas & Consumable Fuels)	447,720
8,587	British American Tobacco plc (Consumer Staples, Tobacco)	327,473
102,594	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)†	252,670
55,647	HSBC Holdings plc (Financials, Commercial Banks)	578,777
17,305	Imperial Tobacco Group plc (Consumer Staples, Tobacco)	554,296
123,488	Old Mutual plc (Financials, Insurance)	257,035
4,841	Rio Tinto plc (Materials, Metals & Mining)†	313,072
20,447	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)	654,774
333,788	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)	908,435

		6,744,437

United States: 44.03%
5,295	Allstate Corporation (Financials, Insurance)	161,445
2,942	Ameriprise Financial Incorporated (Financials, Capital Markets)	152,072
6,698	Amgen Incorporated (Health Care, Biotechnology)†	383,059
6,079	Annaly Capital Management Incorporated (Financials, Real Estate Investment Trusts)«	107,659
1,866	Apache Corporation (Energy, Oil, Gas & Consumable Fuels)«	188,503
2,046	Apple Incorporated (Information Technology, Computers & Peripherals)†	615,580
9,920	Archer Daniels Midland Company (Consumer Staples, Food Products)	330,534
6,957	Arrow Electronics Incorporated (Information Technology, Electronic Equipment & Instruments)†	205,997
4,411	Assurant Incorporated (Financials, Insurance)	174,411
22,129	AT&T Incorporated (Telecommunication Services, Diversified Telecommunication Services)	630,677
1,052	AutoZone Incorporated (Consumer Discretionary, Specialty Retail)†	249,987
19,701	Bank of America Corporation (Financials, Diversified Financial Services)	225,379
2,470	Becton Dickinson & Company (Health Care, Health Care Equipment & Supplies)	186,534
4,395	Best Buy Company Incorporated (Consumer Discretionary, Specialty Retail)«†	188,897
4,305	Big Lots Incorporated (Consumer Discretionary, Multiline Retail)†	135,048
4,058	Biogen Idec Incorporated (Health Care, Biotechnology)†	254,477
6,042	Capital One Financial Corporation (Financials, Consumer Finance)	225,185
10,033	Chevron Corporation (Energy, Oil, Gas & Consumable Fuels)	828,826
2,910	Chubb Corporation (Financials, Insurance)	168,838
5,862	Cisco Systems Incorporated (Information Technology, Communications Equipment)†	133,829
71,496	Citigroup Incorporated (Financials, Diversified Financial Services)†	298,138
11,254	Comcast Corporation Class A (Consumer Discretionary, Media)	231,607
5,467	Computer Sciences Corporation (Information Technology, IT Services)	268,156
10,282	ConocoPhillips (Energy, Oil, Gas & Consumable Fuels)	610,751
7,133	CSX Corporation (Industrials, Road & Rail)†	438,323
15,306	CVS Caremark Corporation (Consumer Staples, Food & Staples Retailing)	461,017
1,756	Darden Restaurants Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)«	80,267
14,092	Delta Air Lines Incorporated (Industrials, Airlines)«†	195,738
1,193	DeVry Incorporated (Consumer Discretionary, Diversified Consumer Services)	57,097
4,973	DIRECTV (Consumer Discretionary, Media)«†	216,127
7,815	Dish Network Corporation (Consumer Discretionary, Media)«	155,206
2,659	Eaton Corporation (Industrials, Machinery)†	236,199
6,867	Edison International (Utilities, Electric Utilities)	253,392
13,928	Eli Lilly & Company (Health Care, Pharmaceuticals)	490,266
2,357	Energizer Holdings Incorporated (Consumer Staples, Household Products)†	176,256
8,489	Exxon Mobil Corporation (Energy, Oil, Gas & Consumable Fuels)	564,264
4,205	FedEx Corporation (Industrials, Air Freight & Logistics)«	368,863

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 49
DISCIPLINED GLOBAL EQUITY FUND

Shares	Security Name	Value
United States (continued)
36,972	Ford Motor Company (Consumer Discretionary, Automobiles)†	$522,414
9,443	Forest Laboratories Incorporated (Health Care, Pharmaceuticals)†	312,091
4,694	Freeport-McMoRan Copper & Gold Incorporated Class B (Materials, Metals & Mining)«	444,428
6,568	GameStop Corporation Class A (Consumer Discretionary, Specialty Retail)«†	129,127
9,174	Gannett Company Incorporated (Consumer Discretionary, Media)	108,712
4,166	General Dynamics Corporation (Industrials, Aerospace & Defense)	283,788
25,469	General Electric Company (Industrials, Industrial Conglomerates)	408,013
2,155	Goldman Sachs Group Incorporated (Financials, Capital Markets)	346,847
549	Google Incorporated Class A (Information Technology, Internet Software & Services)†	336,532
13,494	Halliburton Company (Energy, Energy Equipment & Services)†	429,919
14,128	Hewlett-Packard Company (Information Technology, Computers & Peripherals)	594,224
9,662	Hudson City Bancorp Incorporated (Financials, Thrifts & Mortgage Finance)	112,562
5,271	Humana Incorporated (Health Care, Health Care Providers & Services)†	307,247
17,920	Intel Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	359,654
6,763	International Business Machines Corporation (Information Technology, IT Services)	971,167
11,320	International Paper Company (Materials, Paper & Forest Products)	286,170
9,905	Jabil Circuit Incorporated (Information Technology, Electronic Equipment & Instruments)«	151,943
7,463	Johnson & Johnson (Health Care, Pharmaceuticals)	475,169
16,081	JPMorgan Chase & Company (Financials, Diversified Financial Services)	605,128
11,374	Kroger Company (Consumer Staples, Food & Staples Retailing)	250,228
4,202	L-3 Communications Holdings Incorporated (Industrials, Aerospace & Defense)	303,342
2,953	Lexmark International Incorporated (Information Technology, Computers & Peripherals)†	112,303
1,588	Lockheed Martin Corporation (Industrials, Aerospace & Defense)†	113,209
2,818	Lorillard Incorporated (Consumer Staples, Tobacco)	240,488
2,641	Lubrizol Corporation (Materials, Chemicals)«	270,676
10,072	Macy’s Incorporated (Consumer Discretionary, Multiline Retail)	238,102
5,849	Marathon Oil Corporation (Energy, Oil, Gas & Consumable Fuels)†	208,049
1,750	McDonald’s Corporation (Consumer Discretionary, Hotels, Restaurants & Leisure)	136,098
3,538	McKesson Corporation (Health Care, Health Care Providers & Services)	233,437
24,812	Microsoft Corporation (Information Technology, Software)	660,992
6,824	Morgan Stanley (Financials, Capital Markets)	169,713
5,902	National Oilwell Varco Incorporated (Energy, Energy Equipment & Services)«	317,292
2,606	Newmont Mining Corporation (Materials, Metals & Mining)	158,627
9,148	Nisource Incorporated (Utilities, Multi-Utilities)†	158,352
6,129	Northrop Grumman Corporation (Industrials, Aerospace & Defense)«	387,414
8,044	NRG Energy Incorporated (Utilities, Independent Power Producers & Energy Traders)«†	160,156
21,327	Oracle Corporation (Information Technology, Software)	627,014
2,183	Parker Hannifin Corporation (Industrials, Machinery)†	167,109
1,059	PepsiCo Incorporated (Consumer Staples, Beverages)	69,153
15,525	Pfizer Incorporated (Health Care, Pharmaceuticals)	270,135
1,475	Philip Morris International (Consumer Staples, Tobacco)	86,288
5,248	PNC Financial Services Group Incorporated (Financials, Commercial Banks)	282,867
5,221	Procter & Gamble Company (Consumer Staples, Household Products)	331,899
5,609	Prudential Financial Incorporated (Financials, Insurance)†	294,921
2,855	Ross Stores Incorporated (Consumer Discretionary, Specialty Retail)	168,416
9,851	RR Donnelley & Sons Company (Industrials, Commercial Services & Supplies)«	181,751
3,873	Ryder System Incorporated (Industrials, Road & Rail)†	169,444
8,093	Saic Incorporated (Information Technology, IT Services)«†	125,765
3,655	SanDisk Corporation (Information Technology, Computers & Peripherals)†	137,355
1,346	Simon Property Group Incorporated (Financials, Real Estate Investment Trusts)	129,243
18,227	SLM Corporation (Financials, Consumer Finance)†	216,901
4,641	Sunoco Incorporated (Energy, Oil, Gas & Consumable Fuels)	173,898
4,824	Target Corporation (Consumer Discretionary, Multiline Retail)	250,559
10,995	Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)«	325,122
2,931	The Coca-Cola Company (Consumer Staples, Beverages)	179,729

50 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DISCIPLINED GLOBAL EQUITY FUND

Shares	Security Name				Value
United States (continued)
1,951	The Travelers Companies Incorporated (Financials, Insurance)				$107,695
4,114	Thermo Fisher Scientific Incorporated (Health Care, Life Sciences Tools & Services)†				211,542
8,483	Time Warner Incorporated (Consumer Discretionary, Media)				275,782
10,657	Tyson Foods Incorporated Class A (Consumer Staples, Food Products)«				165,716
12,311	UnitedHealth Group Incorporated (Health Care, Health Care Providers & Services)				443,812
5,329	US Bancorp (Financials, Commercial Banks)				128,855
12,004	Valero Energy Corporation (Energy, Oil, Gas & Consumable Fuels)				215,472
5,823	Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services)†				189,073
13,137	Wal-Mart Stores Incorporated (Consumer Staples, Food & Staples Retailing)				711,631
5,538	WellPoint Incorporated (Health Care, Health Care Providers & Services)†				300,935
1,052	Whirlpool Corporation (Consumer Discretionary, Household Durables)				79,773
					28,970,072

Total Common Stocks (Cost $58,339,848)					64,320,974

Rights: 0.01%
3,526	Tabcorp Holdings Limited†(a)				3,902

Total Rights (Cost $0)					3,902

			Yield
Preferred Stocks: 1.22%

Germany: 1.22%
3,644	Fresenius SE (Health Care, Health Care Equipment & Supplies)±		6.00%		326,669
3,049	Henkel KGaA (Consumer Staples, Chemicals & Allied Products)±		1.16		179,844
1,958	Volkswagen AG (Consumer Discretionary, Transportation Equipment)†		1.29		294,316

Total Preferred Stocks (Cost $676,679)					800,829

Short-Term Investments: 6.99%

Investment Companies: 6.80%
484,543	Wells Fargo Advantage Money Market Trust(l)(u)		0.19		484,543
3,991,195	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.25		3,991,195
					4,475,738

Principal			Interest Rate	Maturity Date
US Treasury Securities: 0.19%

US Treasury Bills: 0.19%
$125,000	US Treasury Bill^#		0.11	01/06/2011	124,975

Total Short-Term Investments (Cost $4,600,713)					4,600,713

Total Investments in Securities (Cost $63,617,240)*		105.97%			69,726,418

Other Assets and Liabilities, Net		(5.97)			(3,925,341)

Total Net Assets		100.00%			$65,801,077

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 51
DISCIPLINED GLOBAL EQUITY FUND

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

^	Zero coupon security. Rate represents yield to maturity.

#	Security pledged as collateral for futures transactions.

±	Variable rate investments.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $63,723,853 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$9,652,374
Gross unrealized depreciation	(3,649,809)

Net unrealized appreciation	$6,002,565
The accompanying notes are an integral part of these financial statements.

52 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Common Stocks: 96.77%

Argentina: 0.31%
96,967	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$1,485,534

Australia: 4.06%
194,968	AMP Limited (Financials, Insurance)	1,019,838
29,083	ASX Limited (Financials, Diversified Financial Services)	1,056,914
323,300	AWB Limited (Consumer Staples, Food & Staples Retailing)	470,282
104,400	Bendigo Bank Limited (Financials, Commercial Banks)	925,498
166,200	BlueScope Steel Limited (Industrials, Professional Services)	324,788
209,000	Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	941,739
25,462	Coca-Cola Amatil Limited (Consumer Staples, Beverages)	303,536
21,442	Commonwealth Bank of Australia (Financials, Commercial Banks)	1,027,072
159,400	Downer EDI Limited (Industrials, Commercial Services & Supplies)	791,631
415,697	Foster’s Group Limited (Consumer Staples, Beverages)	2,378,024
739,500	Goodman Fielder Limited (Consumer Staples, Food Products)	1,075,700
66,100	Grain Corporation Limited (Consumer Staples, Food Products)	487,554
15,211	Macquarie Group Limited (Financials, Capital Markets)	539,378
202,900	Metcash Limited (Consumer Staples, Food & Staples Retailing)	868,540
46,983	Newcrest Mining Limited (Materials, Metals & Mining)	1,839,047
279,600	OneSteel Limited (Materials, Metals & Mining)	739,482
397,900	Perilya Limited (Industrials, Professional Services)	210,472
166,100	SunCorp-Metway Limited (Financials, Insurance)	1,496,870
14,278	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)(a)	103,217
128,500	Tabcorp Holdings Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	928,937
402,500	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	1,052,698
41,939	Westpac Banking Corporation (Financials, Commercial Banks)	932,547

		19,513,764

Austria: 0.35%
30,300	OMV AG (Energy, Oil, Gas & Consumable Fuels)	1,132,095
14,300	Voestalpine AG (Materials, Metals & Mining)	566,930

		1,699,025

Belgium: 1.34%
51,920	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	3,254,331
19,500	Delhaize Group (Consumer Staples, Food & Staples Retailing)	1,362,162
10,895	Dexia (Financials, Commercial Banks)†	48,509
27,900	KBC Groep NV (Financials, Commercial Banks)	1,213,670
16,800	Tessenderlo Chemie NV (Materials, Chemicals)†	574,969

		6,453,641

Bermuda: 1.43%
108,958	Hongkong Land Holdings Limited (Financials, Real Estate Management & Development)	751,810
1,224,221	Huabao International Holdings Limited (Materials, Chemicals)	1,844,722
412,000	Li & Fung Limited (Consumer Discretionary, Distributors)	2,176,604
539,232	NWS Holdings Limited (Industrials, Industrial Conglomerates)	1,271,687
234,500	Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	841,039

		6,885,862

Brazil: 0.16%
36,257	Banco Bradesco SA ADR (Financials, Commercial Banks)«	754,146

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 53
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Canada: 2.95%
21,344	Agnico-Eagle Mines Limited (Materials, Metals & Mining)«	$1,656,081
65,194	Brookfield Asset Management Incorporated (Financials, Real Estate Management & Development)	1,937,566
14,346	Canadian National Railway Company (Industrials, Road & Rail)	929,334
37,392	Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	1,361,276
55,949	Canadian Pacific Railway Limited (Industrials, Road & Rail)	3,644,518
39,816	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	1,124,717
21,144	Goldcorp Incorporated (Materials, Metals & Mining)	944,110
29,887	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	952,657
23,269	Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	745,594
20,563	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	919,377

		14,215,230

Cayman Islands: 3.39%
1,024,000	Chaoda Modern Agriculture Limited (Consumer Staples, Food Products)	834,921
422,600	China Resources Land Limited (Industrials, Machinery)	833,069
24,397	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)«†	1,019,795
2,765,626	Sands China Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	6,029,876
55,527	Sina Corporation (Information Technology, Internet Software & Services)«†	3,126,170
42,374	Vanceinfo Technologies Incorporated ADR (Information Technology, Software)«†	1,541,142
1,330,200	Wynn Macau Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	2,941,413

		16,326,386

China: 2.90%
39,406	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	4,335,054
2,539,400	China Construction Bank (Financials, Commercial Banks)	2,421,050
1,366,000	China Infrastructure Machinery Holdings Limited (Industrials, Machinery)	733,115
468,797	China Life Insurance Company Limited (Financials, Insurance)	2,053,302
12,344	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	634,111
34,440	Ctrip.com International Limited ADR (Consumer Discretionary, Hotels, Restaurants & Leisure)«†	1,793,291
60,700	Tencent Holdings Limited (Information Technology, Internet Software & Services)	1,390,002
155,400	ZTE Corporation (Telecommunication Services, Wireless Telecommunication Services)	577,393

		13,937,318

Denmark: 1.06%
83	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	720,311
7,910	Carlsberg A/S (Consumer Staples, Beverages)	865,094
91,237	Danske Bank (Financials, Commercial Banks)	2,426,471
55,400	H. Lundbeck A/S (Health Care, Pharmaceuticals)	1,106,325

		5,118,201

Finland: 0.76%
6,360	Fortum Oyj (Energy, Oil, Gas & Consumable Fuels)	180,312
200,715	Nokia Oyj (Telecommunication Services, Diversified Telecommunication Services)	2,167,796
17,933	Sampo Oyj (Financials, Insurance)	502,428
43,100	TietoEnator Oyj (Information Technology, IT Services)	824,216

		3,674,752

France: 10.16%
10,244	Alstom RGPT (Industrials, Machinery)	516,981
910	Arkema (Industrials, Professional Services)	58,805
76,520	AXA SA (Financials, Insurance)	1,393,027
78,132	BNP Paribas SA (Financials, Commercial Banks)	5,714,505
18,711	Carrefour SA (Consumer Staples, Food & Staples Retailing)	1,009,908
16,900	Casino Guichard Perrachon SA (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,587,696
44,781	Compagnie de Saint-Gobain (Industrials, Building Products)	2,091,668

54 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
France (continued)
105,300	Credit Agricole SA (Financials, Commercial Banks)	$1,725,703
10,423	Electricite de France (Utilities, Electric Utilities)	477,634
95,216	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	2,287,986
14,589	Groupe Danone (Consumer Staples, Food Products)	923,369
14,000	Lagardere SCA (Consumer Discretionary, Media)	597,124
11,859	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,858,503
251,430	Natixis (Financials, Commercial Banks)	1,542,187
54,653	Pernod-Ricard (Consumer Staples, Beverages)	4,846,168
46,067	Peugeot SA (Consumer Discretionary, Automobiles)	1,833,719
8,988	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	1,473,619
18,023	Publicis Groupe (Consumer Discretionary, Media)	897,771
20,500	Rallye SA (Consumer Staples, Food & Staples Retailing)	799,607
61,062	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	4,264,603
50,500	SCOR SE (Financials, Insurance)	1,241,952
6,800	Societe Generale (Financials, Commercial Banks)	407,199
15,000	Thales SA (Industrials, Aerospace & Defense)	611,592
62,928	Total SA (Energy, Oil, Gas & Consumable Fuels)	3,419,685
13,153	Unibail-Rodamco (Financials, Real Estate Management & Development)	2,740,460
47,472	Vinci SA (Industrials, Construction & Engineering)	2,535,825
71,400	Vivendi SA (Consumer Discretionary, Media)	2,036,681

		48,893,977

Germany: 10.40%
46,041	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	3,003,424
27,470	Allianz AG (Financials, Insurance)	3,442,477
67,847	BASF SE (Materials, Chemicals)	4,936,772
86,111	Bayer AG (Health Care, Pharmaceuticals)	6,426,319
8,142	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	583,713
4,703	Brenntag AG (Materials, Chemicals)	440,849
105,201	Daimler AG (Consumer Discretionary, Automobiles)	6,944,642
23,800	Deutsche Bank AG (Financials, Capital Markets)	1,372,031
13,308	Deutsche Boerse AG (Financials, Diversified Financial Services)	936,476
77,323	Deutsche Post AG (Industrials, Air Freight & Logistics)	1,442,083
57,900	E.ON AG (Utilities, Electric Utilities)	1,813,168
15,800	Hannover Rueckversicherung AG (Financials, Insurance)	799,353
17,000	Heidelberger Druckmaschinen AG (Industrials, Professional Services)	78,246
7,018	Hochtief AG (Industrials, Construction & Engineering)	608,036
25,860	Linde AG (Materials, Chemicals)	3,723,367
13,972	Metro AG (Consumer Staples, Food & Staples Retailing)	979,312
28,413	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	4,442,905
11,400	Norddeutsche Affinerie AG (Materials, Metals & Mining)	586,427
17,633	Rhoen Klinikum AG (Health Care, Health Care Providers & Services)	412,299
24,300	RWE AG (Utilities, Multiline Retail)	1,741,768
20,592	SAP AG (Information Technology, Software)	1,073,888
25,178	Siemens AG (Industrials, Industrial Conglomerates)	2,876,308
36,500	Thyssenkrupp AG (Materials, Metals & Mining)	1,343,171

		50,007,034

Hong Kong: 4.03%
630,200	AIA Group Limited (Financials, Insurance)	1,874,035
90,800	Bank of East Asia Limited (Financials, Commercial Banks)	387,741
111,942	Beijing Enterprises Holdings Limited (Financials, Diversified Financial Services)	766,137
361,185	BOC Hong Kong Holdings Limited (Financials, Commercial Banks)	1,132,307
118,000	Cheung Kong Holdings Limited (Financials, Real Estate Management & Development)	1,796,355
206,080	China Merchants Holdings International Company Limited (Industrials, Transportation Infrastructure)	721,828

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 55
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Hong Kong (continued)
379,987	China Overseas Land & Investment Limited (Financials, Real Estate Management & Development)	$799,070
276,400	Henderson Land Development Company Limited (Financials, Real Estate Management & Development)	1,963,015
119,414	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	2,628,225
474,156	New World Development Limited (Financials, Real Estate Management & Development)	935,925
1,095,100	Sino Land Company (Financials, Real Estate Management & Development)	2,285,918
139,900	Sun Hung Kai Properties Limited (Financials, Real Estate Management & Development)	2,396,868
456,000	Union Bank Hong Kong (Financials, Commercial Banks)	1,688,399

		19,375,823

India: 0.43%
87,950	Housing Development Finance Corporation (Industrials, Construction & Engineering)	1,361,468
13,191	ICICI Bank Limited ADR (Financials, Commercial Banks)«	693,583

		2,055,051

Ireland: 0.75%
58,704	Accenture plc (Information Technology, IT Services)	2,624,656
36,500	Allied Irish Banks plc (Financials, Commercial Banks)	17,120
110,500	Bank of Ireland plc (Financials, Commercial Banks)	81,972
254,000	Connemara Gren Marble Depository Institutions (Financials, Consumer Finance)(a)	0
18,965	Covidien Limited (Health Care, Health Care Equipment & Supplies)	756,135
65,300	Irish Life & Permament Group Holdings plc (Financials, Insurance)	138,145

		3,618,028

Isle of Man (U.K.): 0.25%
705,592	Genting International plc (Consumer Staples, Hotels, Restaurants & Leisure)	1,182,983

Israel: 0.55%
219,600	Bank Hapoalim Limited (Financials, Commercial Banks)†	996,068
319,600	Bezeq Israeli Telecommunication Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	847,461
15,052	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	781,199
		2,624,728

Italy: 1.51%
57,500	Benetton Group SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	466,966
366,600	Enel SpA (Utilities, Multi-Utilities)	2,093,235
65,000	ENI SpA (Energy, Oil, Gas & Consumable Fuels)	1,464,661
758,733	Intesa Sanpaolo (Financials, Commercial Banks)	2,669,052
218,596	UniCredito Italiano SpA (Financials, Commercial Banks)	569,845

		7,263,759

Japan: 11.76%
97,700	Adeka Corporation (Materials, Chemicals)	1,044,141
18,500	Alpine Electronics Incorporated (Information Technology, Electronic Equipment & Instruments)	231,739
38,400	Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	1,428,726
19,400	Canon Incorporated (Information Technology, Office Electronics)	896,831
86,000	Central Glass Company Limited (Industrials, Building Products)	370,846
83,600	Comsys Holdings Corporation (Industrials, Construction & Engineering)	742,811
40,900	Credit Saison Company Limited (Financials, Consumer Finance)	582,470
65,500	Edion Corporation (Consumer Discretionary, Specialty Retail)	485,125
26,100	Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	531,601
197,000	Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	766,261
48,100	Hitachi Capital Corporation (Financials, Consumer Finance)	640,775
48,400	Honda Motor Company Limited (Consumer Discretionary, Automobiles)	1,766,507
771,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	2,970,175

56 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Japan (continued)
104,000	Itochu Corporation (Industrials, Trading Companies & Distributors)	$912,439
19,600	JFE Holdings Incorporated (Materials, Metals & Mining)	611,845
215,600	JX Holdings Incorporated (Energy, Energy Equipment & Services)	1,267,290
29,000	Kaneka Corporation (Industrials, Professional Services)	179,471
240	KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	1,292,904
59,600	Komatsu Limited (Industrials, Machinery)	1,460,559
7,400	Konami Corporation (Information Technology, Software)	130,399
58,000	Kyorin Company Limited (Health Care, Pharmaceuticals)	905,281
88,000	Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	610,215
40,200	Makita Corporation (Industrials, Machinery)	1,413,769
279,500	Marubeni Corporation (Industrials, Trading Companies & Distributors)	1,757,512
25,700	Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	924,906
16,100	Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	387,144
181,200	Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	2,848,490
328,000	Mitsui Engineering & Shipbuilding Company Limited (Industrials, Machinery)	741,842
257,000	Mitsui Mining & Smelting Company Limited (Materials, Metals & Mining)	782,466
938,700	Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,364,830
45,200	Namco Bandai Holdings Incorporated (Consumer Discretionary, Leisure Equipment & Products)	416,781
36,000	Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	684,926
1,300	Nintendo Company Limited (Information Technology, Software)	336,834
35,700	Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	1,621,517
358,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	1,508,165
105,000	Nissan Shatai Company Limited (Consumer Discretionary, Auto Components)	816,826
95,000	NKSJ Holdings Incorporated (Financials, Insurance)	652,852
158,200	Nomura Holdings Incorporated (Financials, Capital Markets)	821,767
600	NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	1,010,314
13,000	Ryosan Company Limited (Information Technology, Electronic Equipment & Instruments)	320,194
189,000	Sankyu Incorporated (Industrials, Road & Rail)	793,861
108,000	Sanwa Shutter Corporation (Industrials, Building Products)	308,686
3,000	Seino Holdings Company Limited (Industrials, Transportation Infrastructure)	18,305
63,500	Softbank Corporation (Telecommunication Services, Wireless Telecommunication Services)	2,043,805
341,200	Sojitz Corporation (Industrials, Trading Companies & Distributors)	627,533
154,800	Sumitomo Corporation (Industrials, Trading Companies & Distributors)	1,962,172
331,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	1,883,907
48,900	Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	1,465,724
37,700	Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	1,766,236
9,500	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	542,469
11,300	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	638,232
162,000	Toshiba Corporation (Information Technology, Computers & Peripherals)	811,309
146,000	Toshiba TEC Corporation (Information Technology, Office Electronics)	575,146
36,600	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	1,300,353
18,900	Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	813,825
42,900	Uni-Charm Corporation (Consumer Discretionary, Household Products)	1,639,338
3,232	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	1,131,019

		56,561,466

Liechtenstein: 0.08%
3,587	Verwaltungs-Und Privat-Bank AG (Financials, Capital Markets)	389,665

Luxembourg: 0.07%
10,520	ArcelorMittal (Materials, Metals & Mining)	338,151

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 57
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Netherlands: 5.58%
60,500	Aegon NV (Financials, Insurance)	$383,465
30,784	Akzo Nobel NV (Materials, Chemicals)	1,827,775
213,699	ASML Holding NV (Information Technology, Semiconductors & Semiconductor Equipment)	7,051,977
43,175	Brit Insurance Holdings NV (Financials, Insurance)	722,947
11,022	Brunel International (Industrials, Commercial Services & Supplies)	338,103
35,200	CSM Worldwide (Consumer Staples, Food Products)	1,114,554
426,372	ING Groep NV (Financials, Diversified Financial Services)	4,551,567
29,000	Koninklijke DSM NV (Consumer Staples, Food & Staples Retailing)	1,550,716
20,029	Koninklijke Philips Electronics NV (Materials, Chemicals)	605,753
18,900	Koninklijke Ten Cate NV (Industrials, Industrial Conglomerates)	624,218
62,043	New World Resources NV (Materials, Metals & Mining)	765,493
11,400	Nutreco Holding NV (Consumer Staples, Food Products)	829,502
30,860	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	1,468,923
56,511	TNT NV (Industrials, Air Freight & Logistics)	1,502,253
64,504	Unilever NV (Consumer Staples, Food Products)	1,912,692
86,142	USG People NV (Industrials, Commercial Services & Supplies)	1,599,965

		26,849,903

Norway: 0.64%
93,700	Atea ASA (Information Technology, IT Services)†	791,953
56,100	DnB Nor ASA (Financials, Commercial Banks)	770,147
30,300	Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	661,710
51,745	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	834,497

		3,058,307

Portugal: 0.05%
51,000	Banco Espirito Santo SA (Financials, Commercial Banks)	253,405

Russia: 0.07%
5,868	Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	327,640

Singapore: 0.61%
64,800	City Developments Limited (Financials, Real Estate Management & Development)	636,835
62,000	DBS Group Holdings Limited (Financials, Commercial Banks)	665,843
315,790	Mobilone Limited (Telecommunication Services, Wireless Telecommunication Services)	541,647
157,400	Oversea-Chinese Banking Corporation Limited (Financials, Commercial Banks)	1,095,707

		2,940,032

South Korea: 0.18%
61	Lotte Confectionery Company Limited (Consumer Staples, Food & Staples Retailing)	66,679
1,202	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	795,814

		862,493

Spain: 3.19%
86,823	Amadeus IT Holding SA (Information Technology, IT Services)	1,768,497
103,200	Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	1,357,339
287,745	Banco Santander Central Hispano SA (Financials, Commercial Banks)	3,696,863
41,407	Industria de Diseno Textil SA (Consumer Discretionary, Specialty Retail)	3,458,393
96,900	Repsol Ypf SA Common Stock Eur1.0 (Energy, Oil, Gas & Consumable Fuels)	2,687,194
88,297	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	2,384,100

		15,352,386

58 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name	Value
Sweden: 1.50%
87,500	Boliden AB (Materials, Metals & Mining)	$1,485,482
28,272	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	996,344
59,800	Saab AB (Industrials, Aerospace & Defense)†	934,648
113,132	Sandvik AB (Industrials, Machinery)	1,705,537
35,237	Skanska AB (Industrials, Construction & Engineering)	674,180
48,700	Svenska Cellulosa AB Class B (Materials, Paper & Forest Products)	755,327
59,300	Telefonaktiebolaget LM Ericsson Class B (Information Technology, Communications Equipment)	651,624

		7,203,142

Switzerland: 8.30%
33,078	ABB Limited (Industrials, Electrical Equipment)	685,056
43,470	Adecco SA (Industrials, Professional Services)	2,429,602
13,300	Baloise Holding AG (Financials, Insurance)	1,229,241
40,872	Clariant AG (Materials, Chemicals)	691,134
25,675	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,280,554
70,417	Credit Suisse Group (Financials, Capital Markets)	2,908,847
1,700	Georg Fischer AG (Industrials, Machinery)	729,028
16,996	Holcim Limited (Materials, Construction Materials)	1,059,605
169,280	Nestle SA (Consumer Staples, Food Products)	9,272,082
81,326	Novartis AG (Health Care, Pharmaceuticals)	4,714,850
14,727	Roche Holdings AG (Health Care, Pharmaceuticals)	2,162,544
2,639	Roche Holdings AG — Bearer Shares (Health Care, Pharmaceuticals)	402,266
12,157	Swatch Group AG Class B (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,646,357
11,200	Swiss Reinsurance (Financials, Insurance)	538,347
1,740	Swisscom AG (Telecommunication Services, Diversified Telecommunication Services)	726,908
161,925	UBS AG (Financials, Capital Markets)	2,741,395
2,200	Valora Holding AG (Consumer Discretionary, Specialty Retail)	581,271
12,804	Zurich Financial Services AG (Financials, Insurance)	3,134,478

		39,933,565

United Kingdom: 17.95%
101,100	Amlin plc (Financials, Insurance)	658,683
29,591	Anglo American plc (Materials, Metals & Mining)	1,378,833
95,161	Antofagasta plc (Materials, Metals & Mining)	2,015,803
542,892	Ashtead Group plc (Industrials, Trading Companies & Distributors)	1,093,469
58,100	AstraZeneca plc (Health Care, Pharmaceuticals)	2,913,458
93,600	Aviva plc (Financials, Insurance)	597,071
280,200	BAE Systems plc (Industrials, Aerospace & Defense)	1,547,630
651,654	Barclays plc (Financials, Commercial Banks)	2,867,314
31,413	BG Group plc (Health Care, Health Care Providers & Services)	611,818
60,176	BHP Billiton plc (Materials, Metals & Mining)	2,134,325
515,327	BP plc (Energy, Oil, Gas & Consumable Fuels)	3,515,979
179,614	British Airways plc (Industrials, Airlines)«	779,087
811,900	BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,999,558
91,319	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,491,053
99,060	Cookson Group plc (Utilities, Multi-Utilities)	817,454
144,000	Drax Group plc (Utilities, Electric Utilities)	878,422
253,300	DS Smith plc (Industrials, Professional Services)	682,277
430,930	Experian Group Limited (Financials, Diversified Financial Services)	5,009,586
784,373	Game Group plc (Consumer Discretionary, Specialty Retail)	889,215
202,912	GlaxoSmithKline plc (Health Care, Pharmaceuticals)	3,969,913
71,400	Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	478,454
398,012	Hays plc (Industrials, Commercial Services & Supplies)	704,719
208,100	Home Retail Group (Consumer Discretionary, Internet & Catalog Retail)	730,254
296,552	HSBC Holdings plc (Financials, Commercial Banks)	3,084,396

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 59
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name		Value
United Kingdom (continued)
44,100	IMI plc (Industrials, Machinery)		$557,890
77,237	Imperial Tobacco Group plc (Consumer Staples, Tobacco)		2,473,978
54,837	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		1,060,568
22,835	Intertek Group plc (Industrials, Commercial Services & Supplies)		678,739
334,144	Kesa Electricals plc (Consumer Discretionary, Specialty Retail)		848,634
982,641	Kingfisher plc (Consumer Discretionary, Specialty Retail)		3,744,246
822,686	Lloyds TSB Group plc (Financials, Commercial Banks)		908,789
465,700	LogicaCMG plc (Industrials, Professional Services)		966,348
317,490	Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		512,292
152,800	Meggitt plc (Industrials, Aerospace & Defense)		808,214
348,700	Northern Foods plc (Consumer Staples, Food Products)		264,005
518,700	Old Mutual plc (Financials, Insurance)		1,079,650
41,377	Rio Tinto plc (Materials, Metals & Mining)		2,675,887
162,400	Royal & Sun Alliance Insurance Group plc (Financials, Insurance)		340,891
722,247	Royal Bank of Scotland Group plc (Financials, Commercial Banks)		516,268
68,407	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		2,220,740
141,000	Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		4,515,241
16,469	SABMiller plc (Consumer Staples, Beverages)		533,984
40,000	Spectris plc (Information Technology, Electronic Equipment & Instruments)		723,622
48,288	Standard Chartered plc (Financials, Commercial Banks)		1,396,993
112,600	Tate & Lyle plc (Consumer Staples, Food Products)		905,732
647,760	Tesco plc (Consumer Staples, Food & Staples Retailing)		4,430,442
233,700	Thomas Cook Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		677,415
40,600	Travis Perkins plc (Industrials, Trading Companies & Distributors)		538,984
137,500	Tullett Prebon plc (Financials, Capital Markets)		872,480
1,517,633	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		4,130,380
99,900	WH Smith Public Limited Corporation (Consumer Discretionary, Specialty Retail)		775,403
381,472	WPP plc (Consumer Discretionary, Media)		4,437,689
96,970	Xstrata plc (Materials, Metals & Mining)		1,879,321

			86,323,596

Total Common Stocks (Cost $420,768,576)			465,478,993

Rights: 0.01%

Spain
63,645	Banco Santander Central Hispano SA (Financials, Commercial Banks)		10,541

United Kingdom
6,034	Standard Chartered plc (Financials, Commercial Banks)		50,809

Total Rights (Cost $10,601)		Yield	61,350

Preferred Stocks: 0.79%

Germany
42,269	Fresenius AG (Health Care, Health Care Providers & Services)†	6.00%	3,789,240

Total Preferred Stocks (Cost $2,464,584)			3,789,240

Investment Companies: 0.17%
14,428	iShares MSCI China		822,540

Total Investment Companies (Cost $798,580)			822,540

60 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
DIVERSIFIED INTERNATIONAL FUND

Shares	Security Name		Yield	Value
Short-Term Investments: 3.22%

Investment Companies: 3.22%
4,445,231	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%	$4,445,231
11,034,316	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.25	11,034,316

Total Short-Term Investments (Cost $15,479,547)				15,479,547

Total Investments in Securities (Cost $439,521,888)*		100.96%		485,631,670

Other Assets and Liabilities, Net		(0.96)		(4,601,816)

Total Net Assets		100.00%		$481,029,854

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $453,462,139 and net unrealized appreciation consists of:

Gross unrealized appreciation	$71,262,727
Gross unrealized depreciation	(39,093,196)

Net unrealized appreciation	$32,169,531
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 61
EMERGING MARKETS EQUITY FUND

Shares	Security Name	Value
Common Stocks: 89.77%

Argentina: 0.21%
205,000	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$3,140,600

Bermuda: 0.99%
9,200,000	Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	4,842,574
1,764,000	Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	3,968,929
5,442,000	Texwinca Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,939,599

		14,751,102

Brazil: 14.30%
1,783,470	All America Latina Logistica SA (Industrials, Road & Rail)†	16,971,443
498,500	B2w Com Global Do Varejo (Consumer Discretionary, Internet & Catalog Retail)	9,118,009
1,175,235	Banco Bradesco SA ADR (Financials, Commercial Banks)«	24,444,888
931,100	Banco do Brasil SA (Financials, Commercial Banks)	18,125,866
1,532,456	Brookfield Incorporacoes SA (Consumer Discretionary, Household Durables)†	8,345,905
61,500	Campanhia De Bebidas ADR (Consumer Staples, Beverages)«	8,563,260
294,800	Cia de Concessoes Rodoviarias (Industrials, Transportation Infrastructure)	7,975,534
520,000	Cielo SA (Information Technology, IT Services)†	4,474,269
90,000	Itau Unibanco Holding Preferred ADR (Financials, Commercial Banks)	2,210,400
264,200	Lojas Renner SA (Consumer Discretionary, Multiline Retail)†	10,441,828
728,400	Petroleo Brasileiro SA ADR (Energy, Oil, Gas & Consumable Fuels)	24,853,008
729,635	Petroleo Brasileiro SA ADR Class A (Energy, Oil, Gas & Consumable Fuels)«	22,757,316
778,400	Redecard SA (Information Technology, IT Services)	10,071,634
258,900	Sao Carlos Empreendimentos (Financials, Real Estate Management & Development)	2,716,448
1,835,363	Tim Participacoes SA (Telecommunication Services, Wireless Telecommunication Services)†	7,556,044
713,236	Vale SA ADR (Materials, Metals & Mining)«	22,923,405
405,100	Vale SA ADR (Materials, Metals & Mining)«	11,638,523

		213,187,780

Cayman Islands: 5.37%
146,200	New Oriental Education & Technology Group Incorporated (Consumer Discretionary, Diversified Consumer Services)«†	15,697,494
12,823,000	NVC Lighting Holdings Limited (Consumer Discretionaly, Household Durables)	6,567,626
1,025,600	Sina Corporation (Information Technology, Internet Software & Services)«†	57,741,280

		80,006,400

China: 6.02%
439,604	51job Incorporated ADR (Industrials, Commercial Services & Supplies)†	19,817,348
21,858,000	China Telecom Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	11,307,928
11,532,000	Dalian Port Company Limited (Industrials, Transportation Infrastructure)	4,983,996
5,144,000	First Tractor Company (Industrials, Machinery)	4,944,080
125,700	PetroChina Company Limited ADR (Energy, Oil, Gas & Consumable Fuels)«	15,454,815
21,374,000	Sichuan Expressway Company (Industrials, Transportation Infrastructure)	13,925,328
28,849,000	Sinotrans Limited (Industrials, Air Freight & Logistics)	7,778,669
2,176,000	Tsingtao Brewery Company Limited (Consumer Staples, Beverages)	11,636,214

		89,848,378

Hong Kong: 5.10%
950,000	China Mobile Limited (Telecommunication Services, Wireless Telecommunication Services)	9,676,181
1,013,000	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	52,037,810
68,900	CNOOC Limited ADR (Energy, Oil, Gas & Consumable Fuels)«	14,394,588

		76,108,579

62 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
EMERGING MARKETS EQUITY FUND

Shares	Security Name	Value
India: 5.70%
2,125,849	Bharti Airtel Limited (Telecommunication Services, Wireless Telecommunication Services)	$15,583,179
1,140,200	Hindustan Unilever Limited (Consumer Staples, Household Products)	7,563,690
394,900	ICICI Bank Limited ADR (Financials, Commercial Banks)«	20,763,842
3,890,500	Idea Cellular Limited (Telecommunication Services, Wireless Telecommunication Services)†	5,906,904
127,100	Infosys Technologies Limited ADR (Information Technology, IT Services)«	8,571,624
206,400	Oil & Natural Gas Corporation Limited (Energy, Oil, Gas & Consumable Fuels)	6,058,659
269,100	Reliance Industries Limited (Energy, Oil, Gas & Consumable Fuels)	13,398,489
286,000	Ultra Tech Cement Limited (Materials, Construction Materials)	7,080,954

		84,927,341

Indonesia: 1.67%
2,149,000	PT Astra Agro Lestari TBK (Consumer Staples, Food Products)	5,987,144
995,500	PT Astra International Incorporated TBK (Consumer Discretionary, Automobiles)	6,348,923
1,000,000	PT Gudang Garam TBK (Consumer Staples, Tobacco)	5,337,063
177,664	Telekomunik Indonesia ADR (Telecommunication Services, Diversified Telecommunication Services)«	7,175,849

		24,848,979

Israel: 1.92%
1,200,000	Bank Hapoalim Limited (Financials, Commercial Banks)†	5,442,993
1,174,600	Israel Chemicals Limited (Materials, Chemicals)	17,963,900
100,000	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	5,190,000

		28,596,893

Malaysia: 2.27%
3,935,200	Genting Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	13,203,756
3,387,900	KLCC Property Holdings Berhad (Financials, Real Estate Management & Development)	3,593,145
7,645,600	Resorts World Berhad (Consumer Discretionary, Hotels, Restaurants & Leisure)	8,600,225
2,969,437	Sime Darby Berhad (Industrials, Industrial Conglomerates)	8,426,845

		33,823,971

Mexico: 6.08%
362,200	America Movil SAB de CV ADR (Telecommunication Services, Wireless Telecommunication Services)«	20,739,572
1,927,962	Cemex SA de CV (Materials, Construction Materials)«†	16,908,227
196,900	Fomento Economico Mexicano SA de CV ADR (Consumer Staples, Beverages)«	10,811,779
1,172,936	Grupo Financiero Banorte SA de CV (Financials, Commercial Banks)	5,018,319
1,645,000	Grupo Televisa SA ADR (Consumer Discretionary, Media)	36,930,250
258,800	Promotora Ambiental SAB de CV (Industrials, Commercial Services & Supplies)†	235,787

		90,643,934

Peru: 0.93%
262,600	Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)«	13,928,304

Philippines: 0.94%
462,153	Ayala Corporation (Financials, Diversified Financial Services)	4,318,585
2,417,000	Metropolitan Bank & Trust Company (Financials, Commercial Banks)	4,401,951
263,016	SM Investments Corporation (Industrials, Industrial Conglomerates)	3,332,025
2,000,000	Universal Robina Corporation (Consumer Staples, Food Products)	2,019,991

		14,072,552

Poland: 0.45%
1,051,897	Telekomunikacja Polska SA (Telecommunication Services, Diversified Telecommunication Services)	6,698,335

Russia: 4.41%
687,898	Gazprom ADR (Energy, Oil, Gas & Consumable Fuels)	15,078,724

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 63
EMERGING MARKETS EQUITY FUND

Shares	Security Name	Value
Russia (continued)
303,430	Lukoil Oil Company ADR (Energy, Oil, Gas & Consumable Fuels)	$16,931,394
762,100	Mobile Telesystems ADR (Telecommunication Services, Wireless Telecommunication Services)	16,499,465
5,217,377	Sberbank of Russia (Financials, Commercial Banks)	17,290,387

		65,799,970

South Africa: 8.34%
146,332	Anglo Platinum Limited (Materials, Metals & Mining)	14,476,528
301,800	AngloGold Ashanti Limited ADR (Materials, Metals & Mining)«	14,217,798
522,700	Gold Fields Limited ADR (Materials, Metals & Mining)«	8,242,979
510,758	Impala Platinum Holdings Limited (Materials, Metals & Mining)	14,436,843
1,120,776	MTN Group Limited (Telecommunication Services, Wireless Telecommunication Services)	20,159,568
1,316,835	Pretoria Portland Cement Company Limited (Materials, Construction Materials)	6,278,699
453,100	Sasol Limited ADR (Energy, Oil, Gas & Consumable Fuels)	20,502,775
797,174	Standard Bank Group Limited (Financials, Commercial Banks)	11,755,614
535,545	Tiger Brands Limited (Food & Kindred Products )	14,359,181

		124,429,985

South Korea: 9.98%
56,779	KB Financial Group Incorporated (Financials, Commercial Banks)	2,522,950
337,698	KB Financial Group Incorporated ADR (Financials, Commercial Banks)«	15,162,640
132,360	Korea Electric Power Corporation (Utilities, Electric Utilities)	3,481,765
1,367,900	KT Corporation ADR (Telecommunication Services, Diversified Telecommunication Services)«	28,301,851
429,091	KT&G Corporation (Consumer Staples, Tobacco)	26,349,867
150,000	Kthitel Company Limited (Information Technology, Internet Software & Services)†	1,182,404
6,940	Lotte Chilsung Beverage Company Limited (Consumer Staples, Beverages)	4,755,157
7,366	Lotte Confectionery Company Limited (Consumer Staples, Food Products)	8,051,704
50,886	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	33,690,353
213,395	Shinhan Financial Group Company Limited (Financials, Commercial Banks)	8,258,922
13,720	SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	2,078,880
815,319	SK Telecom Company Limited ADR (Telecommunication Services, Wireless Telecommunication Services)«	15,026,329

		148,862,822

Taiwan: 8.99%
1,455,000	104 Corporation (Industrials, Commercial Services & Supplies)	5,725,634
504,220	Asustek Computer Incorporated (Information Technology, Computers & Peripherals)	4,091,853
976,887	Avermedia Technologies Incorporated (Information Technology, Computers & Peripherals)	1,253,748
6,751,860	Cathay Financial Holding Company Limited (Financials, Insurance)	10,330,148
161,918	Chunghwa Telecom Limited ADR (Telecommunication Services, Diversified Telecommunication Services)	3,788,881
10,183,458	Far Eastern Textile Company Limited (Industrials, Industrial Conglomerates)	14,665,856
21,673,023	First Financial Holding Company Limited (Financials, Commercial Banks)	14,296,983
27,355,240	Fuhwa Financial Holdings Company Limited (Financials, Capital Markets)	17,196,688
351,881	Mediatek Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	4,424,152
1,096,039	Pegatron Corporation (Information Technology, Computers & Peripherals)†	1,483,625
1,671,372	Realtek Semiconductor Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	3,962,628
5,100,000	Siliconware Precision Industries Company (Information Technology, Semiconductors & Semiconductor Equipment)	5,579,413
3,068,224	Taiwan Semiconductor Manufacturing Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	6,292,457
2,330,952	Taiwan Semiconductor Manufacturing Company Limited ADR (Information Technology, Semiconductors & Semiconductor Equipment)«	25,430,686
29,577,092	United Microelectronics Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	14,053,743
463,700	United Microelectronics Corporation ADR (Information Technology, Semiconductors & Semiconductor Equipment)«	1,432,833

		134,009,328

64 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
EMERGING MARKETS EQUITY FUND

Shares	Security Name				Value
Thailand: 3.19%
1,587,300	Bangkok Bank PCL (Financials, Commercial Banks)				$8,180,048
6,213,200	C.P. Seven Eleven PCL (Consumer Staples, Food & Staples Retailing)				9,222,395
1,631,300	PTT Exploration & Production PCL (Energy, Oil, Gas & Consumable Fuels)				9,304,613
1,069,200	PTT PCL (Energy, Oil, Gas & Consumable Fuels)				10,806,124
46,792,000	Thai Beverage PCL (Consumer Staples, Beverages)				10,122,661

					47,635,841

Turkey: 2.32%
745,500	Anadolu Efes Biracilik Ve Malt Sanayii AS (Consumer Staples, Beverages)				11,902,224
1,269,700	Turkcell Iletisim Hizmetleri AS ADR (Telecommunication Services, Wireless Telecommunication Services)«				22,765,721

					34,667,945

United Kingdom: 0.59%
1,008,500	African Barrick Gold Limited (Materials, Metals & Mining)				8,815,122

Total Common Stocks (Cost $1,010,577,641)					1,338,804,161

			Yield
Preferred Stocks: 2.50%

Brazil: 2.50%
818,100	Banco Estado Rio Grande Sul (Financials, Commercial Banks)		2.96%		8,992,701
437,500	Centrais Electricas Brasileiras SA (Utilities, Electric Utilities)		6.78		7,073,384
1,964,800	Lojas Americanas SA (Consumer Discretionary, Multiline Retail)		0.41		21,135,207

Total Preferred Stocks (Cost $24,324,714)					37,201,292

Principal			Interest Rate	Maturity Date
Convertible Debentures: 0.01%

Brazil: 0.01%
$303,000	Lupatech SA (Energy, Energy Equipment & Services)(a)		6.50	04/15/2018	189,530

Total Convertible Debentures (Cost $160,691)					189,530

Shares			Yield
Short-Term Investments: 27.91%

Investment Companies: 27.91%
122,092,956	Wells Fargo Advantage Money Market Trust(l)(u)		0.19		122,092,956
294,078,442	Wells Fargo Securities Lending Cash Investment LLC(v)(l)(u)		0.25		294,078,442

Total Short-Term Investments (Cost $416,171,398)					416,171,398

Total Investments in Securities (Cost $1,451,234,444)*		120.19%			1,792,366,381
Other Assets and Liabilities, Net		(20.19)			(301,045,226)

Total Net Assets		100.00%			$1,491,321,155

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 65
EMERGING MARKETS EQUITY FUND

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,455,522,839 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$357,995,195
Gross unrealized depreciation	(21,151,653)

Net unrealized appreciation	$336,843,542
The accompanying notes are an integral part of these financial statements.

66 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
GLOBAL OPPORTUNITIES FUND

Shares	Security Name	Value
Common Stocks: 97.36%

Argentina: 1.07%
244,882	IRSA Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$3,751,592

Australia: 0.63%
296,913	Myer Holdings Limited (Consumer Discretionary, Multiline Retail)	1,116,830
151,982	SEEK Limited (Industrials, Commercial Services & Supplies)	1,076,359

		2,193,189

Austria: 0.29%
32,853	Palfinger AG (Industrials, Machinery)	1,001,373

Belize: 0.19%
23,348	Embraer-Empresa Brasileira de Aeronautica SA ADR (Industrials, Aerospace & Defense)«	673,590

Bermuda: 5.50%
13,300	Allied World Assurance Company Holdings Limited (Financials, Insurance)	760,893
46,700	Assured Guaranty Limited (Financials, Insurance)	889,635
425,507	BW Offshore Limited (Energy, Energy Equipment & Services)†	926,342
156,616	Catlin Group Limited (Financials, Insurance)	875,076
1,778,114	China Gas Holdings Limited (Utilities, Gas Utilities)	1,016,229
52,310	Dockwise Limited (Energy, Energy Equipment & Services)†«	1,330,839
31,800	Everest Re Group Limited (Financials, Insurance)	2,680,104
362,998	Hiscox Limited (Financials, Insurance)	2,061,950
292,208	Lancashire Holdings plc (Financials, Insurance)	2,659,488
101,500	Nabors Industries Limited (Energy, Energy Equipment & Services)†	2,121,350
563,100	Shangri-La Asia Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,266,952
51,400	Validus Holdings Limited (Financials, Insurance)	1,457,704
3,659	White Mountains Insurance Group Limited (Financials, Insurance)	1,167,953

		19,214,515

Canada: 5.56%
33,259	Agnico-Eagle Mines Limited (Materials, Metals & Mining)«	2,580,566
21,679	Agrium Incorporated (Materials, Chemicals)«	1,918,808
74,115	Eldorado Gold Corporation (Materials, Metals & Mining)	1,254,992
30,400	IAMGOLD Corporation (Materials, Metals & Mining)	555,712
90,968	Kinross Gold Corporation (Materials, Metals & Mining)	1,632,876
663,124	Lundin Mining Corporation (Materials, Metals & Mining)†	4,200,197
417,463	Mercator Minerals Limited (Materials, Metals & Mining)†	1,305,723
161,318	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	5,142,120
59,600	Quadra FNX Mining Limited (Materials, Metals & Mining)†	841,494

		19,432,488

Cayman Islands: 2.43%
2,836,000	China High Precision Automation Group (Industrials, Machinery)	1,807,430
3,465,000	Geely Automobile Holdings Limited (Consumer Discretionary, Automobiles)	1,953,498
2,208,000	Peak Sport Products Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,760,418
52,798	SINA Corporation (Information Technology, Internet Software & Services)«†	2,972,527

		8,493,873

China: 7.43%
294,770	51job Incorporated ADR (Industrials, Commercial Services & Supplies)«†	13,288,232
3,006,000	First Tractor Company Limited (Industrials, Machinery)	2,889,173
1,177,480	Guangzhou Automobile Group H (Consumer Discretionary, Automobiles)†	1,792,519
31,755	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)«†	1,327,359
5,267,000	Sinotrans Limited (Industrials, Air Freight & Logistics)	1,420,162

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 67
GLOBAL OPPORTUNITIES FUND

Shares	Security Name	Value
China (continued)
143,911	VanceInfo Technologies Incorporated (Information Technology, Software)«†	$5,234,043

		25,951,488

Cyprus: 0.07%
80,921	Prosafe Production plc (Energy, Energy Equipment & Services)†	245,944

Finland: 1.57%
61,012	Cargotec Oyj (Industrials, Machinery)	2,776,770
58,426	Outotec Oyj (Industrials, Construction & Engineering)	2,727,383

		5,504,153

France: 6.54%
47,316	Alten Limited (Information Technology, IT Services)	1,580,177
36,941	Atos Origin SA (Information Technology, IT Services)	1,708,246
22,196	Eurofins Scientific (Health Care, Life Sciences Tools & Services)	1,374,712
13,254	Laurent Perrier Group (Consumer Staples, Beverages)	1,494,016
22,224	Mersen (Industrials, Electrical Equipment)	974,338
12,565	Pernod-Ricard SA (Consumer Staples, Beverages)	1,114,158
205,817	Peugeot SA (Consumer Discretionary, Automobiles)	8,192,645
99,267	Rhodia SA (Materials, Chemicals)	2,759,052
101,601	Scor SE (Financials, Insurance)	2,498,684
13,783	Technip SA (Energy, Energy Equipment & Services)	1,158,472

		22,854,500

Germany: 4.08%
44,085	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	2,875,826
47,873	Amadeus Fire AG (Industrials, Commercial Services & Supplies)	1,832,315
25,316	Continental AG (Consumer Discretionary, Auto Components)	2,199,357
48,211	Fresenius SE (Health Care, Health Care Equipment & Supplies)	4,254,816
94,242	Kloeckner & Company SE (Industrials, Trading Companies & Distributors)	2,085,540
199,882	PATRIZIA Immobilien AG (Financials, Real Estate Management & Development)†	1,019,031

		14,266,885

Hong Kong: 0.63%
2,189,500	Techtronic Industries Company Limited (Consumer Discretionary, Household Durables)	2,217,394

India: 0.27%
178,975	Jain Irrigation Systems Limited (Industrials, Machinery)	934,658

Iran: 0.45%
131,619	Charter International plc (Industrials, Machinery)	1,556,441

Ireland: 0.46%
340,889	CPL Resources plc (Industrials, Commercial Services & Supplies)	1,015,322
69,788	Kingspan Group plc (Industrials, Building Products)	580,455

		1,595,777

Israel: 0.40%
523,514	Bezeq The Israeli Telecom CP (Telecommunication Services, Diversified Telecommunication Services)	1,388,165

Italy: 1.32%
201,448	Bulgari SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)«	2,157,488
211,916	Davide Campari Milano SpA (Consumer Staples, Beverages)	1,344,210
11,447	Tod’s SpA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,109,978

		4,611,676

68 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
GLOBAL OPPORTUNITIES FUND

Shares	Security Name	Value
Japan: 6.65%
177,000	Amada Company Limited (Industrials, Machinery)	$1,165,776
177,000	Hino Motors Limited (Industrials, Machinery)	765,453
1,133,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	4,364,732
58,000	Kuraray Company Limited (Materials, Chemicals)	831,043
60,100	Makita Corporation (Industrials, Machinery)	2,113,620
615,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	2,590,841
239,000	OKUMA Corporation (Industrials, Machinery)	1,419,684
381,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	2,168,485
23,500	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	1,341,898
270,263	Toshiba Machine Company Limited (Industrials, Machinery)	1,111,682
57,000	Unicharm Corporation (Consumer Staples, Household Products)	2,178,141
19,800	Union Tool Company (Industrials, Machinery)	507,610
7,696	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	2,693,170

		23,252,135

Mexico: 0.50%
245,751	Banco Compartamos SA Institucion de Banca Multiple (Financials, Consumer Finance)	1,731,482

Netherlands: 3.97%
23,450	Brunel International NV (Industrials, Commercial Services & Supplies)	719,335
57,414	Delta Lloyd NV (Financials, Insurance)	1,185,447
145,871	New World Resources NV Class A (Materials, Metals & Mining)	1,799,771
31,249	Nutreco Holding NV (Consumer Staples, Food Products)	2,273,781
68,934	Randstad Holding NV (Industrials, Commercial Services & Supplies)	3,281,228
249,300	USG People NV (Industrials, Commercial Services & Supplies)	4,630,391

		13,889,953

Norway: 0.34%
95,602	Petroleum Geo-Services (Energy, Energy Equipment & Services)†	1,194,903

Russia: 1.37%
49,003	Mechel ADR (Materials, Metals & Mining)«	1,154,021
201,673	Sollers OJSC (Consumer Discretionary, Automobiles)	3,630,114

		4,784,135

Switzerland: 2.18%
2,855	Barry Callebaut AG (Consumer Staples, Food Products)	2,302,162
19,358	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	965,490
22,200	Foster Wheeler AG (Industrials, Construction & Engineering)†	519,924
2,154	Givaudan SA (Materials, Chemicals)	2,219,558
38,502	Julius Baer Group Limited (Financials, Capital Markets)	1,625,297

		7,632,431

Taiwan: 0.54%
477,000	104 Corporation (Industrials, Commercial Services & Supplies)†	1,877,064

Turkey: 0.38%
39,018	BIM Birlesik Magazalar A.S. (Consumer Staples, Food & Staples Retailing)	1,339,726

United Kingdom: 12.57%
1,255,114	Afren plc (Energy, Oil, Gas & Consumable Fuels)†	2,604,417
122,387	Antofagasta plc (Materials, Metals & Mining)	2,592,534
3,535,853	Ashtead Group plc (Industrials, Trading Companies & Distributors)	7,121,757
285,701	Bovis Homes Group plc (Consumer Discretionary, Household Durables)	1,593,121
467,564	British Airways plc (Industrials, Airlines)«	2,028,089
214,354	Britvic plc (Consumer Staples, Beverages)	1,656,901

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 69
GLOBAL OPPORTUNITIES FUND

Shares	Security Name	Value
United Kingdom (continued)
104,826	Cookson Group plc (Industrials, Industrial Conglomerates)	$865,035
1,103,586	Debenhams plc (Consumer Discretionary, Multiline Retail)	1,350,122
26,200	ENSCO plc (Energy, Energy Equipment & Services)	1,214,108
126,088	Fresnillo plc (Materials, Metals & Mining)	2,525,465
5,098,046	Game Group plc (Consumer Discretionary, Specialty Retail)	5,779,468
975,735	Hays plc (Industrials, Commercial Services & Supplies)	1,727,634
80,348	ICAP plc (Financials, Capital Markets)	587,338
76,137	InterContinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	1,472,518
259,324	N. Brown Group plc (Consumer Discretionary, Internet & Catalog Retail)	1,249,493
39,855	Premier Oil plc (Energy, Oil, Gas & Consumable Fuels)†	1,073,515
163,052	Robert Walters plc (Industrials, Commercial Services & Supplies)	883,081
212,361	Salamander Energy plc (Energy, Oil, Gas & Consumable Fuels)†	743,505
262,271	Savills plc (Financials, Real Estate Management & Development)	1,385,145
449,415	SIG plc (Industrials, Trading Companies & Distributors)	817,337
183,214	SThree plc (Industrials, Commercial Services & Supplies)	860,169
176,949	Travis Perkins plc (Industrials, Trading Companies & Distributors)	2,349,083
54,335	Wolseley plc (Industrials, Trading Companies & Distributors)	1,447,870

		43,927,705

United States: 29.97%
26,900	Allegheny Technologies Incorporated (Materials, Metals & Mining)«	1,417,361
17,700	Allete Incorporated (Utilities, Electric Utilities)	643,926
32,000	Alliancebernstein Holding LP Limited (Financials, Diversified Financial Services)	780,800
50,400	Ameren Corporation (Utilities, Multi-Utilities)«	1,460,592
16,900	Analog Devices Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)«	569,023
26,400	Atmos Energy Corporation (Utilities, Gas Utilities)	777,480
12,900	Atwood Oceanics Incorporated (Energy, Energy Equipment & Services)†	419,379
46,976	BOK Financial Corporation (Financials, Commercial Banks)«	2,171,700
118,200	Brown & Brown Incorporated (Financials, Insurance)«	2,634,678
61,600	CA Incoporated (Information Technology, Software)	1,429,736
23,500	Cephalon Incorporated (Health Care, Biotechnology)«†	1,561,340
24,100	Cimarex Energy Company (Energy, Oil, Gas & Consumable Fuels)	1,849,675
33,800	Commerce Bancshares Incorporated (Financials, Commercial Banks)«	1,245,192
35,300	CommScope Incorporated (Information Technology, Communications Equipment)†	1,117,598
40,300	Comstock Resources Incorporated (Energy, Oil, Gas & Consumable Fuels)†	900,705
71,400	Con-way Incorporated (Industrials, Road & Rail)«	2,356,914
332,641	Dice Holdings Incorporated (Information Technology, Internet Software & Services)†	3,010,401
55,900	Discover Financial Services (Financials, Consumer Finance)	986,635
11,700	Dun & Bradstreet Corporation (Industrials, Commercial Services & Supplies)«	870,597
84,400	EMCOR Group Incorporated (Industrials, Construction & Engineering)«†	2,181,740
148,700	Fidelity National Financial Incorporated (Financials, Insurance)«	1,991,093
64,100	Fifth Third Bancorp (Financials, Commercial Banks)	805,096
18,227	First Citizens Bancshares Incorporated Class A (Financials, Commercial Banks)	3,404,439
23,200	FMC Corporation (Materials, Chemicals)	1,695,920
26,100	Forest Laboratories Incorporated (Health Care, Pharmaceuticals)†	862,605
48,200	Forest Oil Corporation (Energy, Oil, Gas & Consumable Fuels)«†	1,481,186
63,801	Global Payments Incorporated (Information Technology, IT Services)«	2,485,687
85,300	GrafTech International Limited (Industrials, Electrical Equipment)†	1,404,891
10,800	Harsco Corporation (Industrials, Machinery)	250,344
61,700	Hartford Financial Services Group (Financials, Insurance)«	1,479,566
155,013	Heidrick & Struggles International Incorporated (Industrials, Commercial Services & Supplies)	3,329,679
50,400	IAC/InterActiveCorp (Information Technology, Internet Software & Services)†	1,406,160
152,902	Imation Corporation (Information Technology, Computers & Peripherals)†	1,489,265
97,400	Ingram Micro Incorporated Class A (Information Technology, Electronic Equipment & Instruments)†	1,720,084
61,100	International Paper Company (Materials, Paper & Forest Products)	1,544,608

70 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
GLOBAL OPPORTUNITIES FUND

Shares	Security Name		Value
United States (continued)
39,251	Iron Mountain Incorporated (Industrials, Commercial Services & Supplies)		$855,279
41,800	ITT Corporation (Industrials, Aerospace & Defense)		1,972,542
18,800	Jarden Corporation (Consumer Discretionary, Household Durables)«		602,728
80,200	KeyCorp (Financials, Commercial Banks)		656,838
39,700	Kirby Corporation (Industrials, Marine)«†		1,706,703
84,600	Kroger Company (Consumer Staples, Food & Staples Retailing)		1,861,200
12,200	Lear Corporation (Consumer Discretionary, Auto Components)†		1,078,480
44,100	Modine Manufacturing Company (Consumer Discretionary, Auto Components)†		596,232
36,400	Mohawk Industries Incorporated (Consumer Discretionary, Household Durables)†		2,087,176
94,300	Molex Incorporated Class A (Information Technology, Electronic Equipment & Instruments)		1,609,701
264,669	Monster Worldwide Incorporated (Information Technology, Internet Software & Services)«†		4,779,922
42,802	Mueller Industries Incorporated (Industrials, Machinery)		1,258,379
67,100	Omnicare Incorporated (Health Care, Health Care Providers & Services)«		1,618,452
29,100	Owens Corning (Industrials, Building Products)«†		786,864
120,300	People’s United Financial Incorporated (Financials, Thrifts & Mortgage Finance)«		1,480,893
63,000	Pharmaceutical Product Development Incorporated (Health Care, Life Sciences Tools & Services)		1,626,030
14,100	Quad Graphics Incorporated (Industrials, Commercial Services & Supplies)†		630,411
35,700	Quest Diagnostics Incorporated (Health Care, Health Care Providers & Services)«		1,754,298
29,000	Ralcorp Holdings Incorporated (Consumer Staples, Food Products)†		1,799,740
108,000	Sara Lee Corporation (Consumer Staples, Food Products)		1,547,640
66,000	Silgan Holdings Incorporated (Materials, Containers & Packaging)«		2,227,500
59,650	Sohu.com Incorporated (Information Technology, Internet Software & Services)«†		4,443,925
14,600	Stanley Black & Decker Incorporated (Consumer Discretionary, Household Durables)		904,762
26,300	Towers Watson & Company (Industrials, Commercial Services & Supplies)		1,352,346
56,800	Trinity Industries Incorporated (Industrials, Machinery)«		1,291,064
48,770	UMB Financial Corporation (Financials, Commercial Banks)		1,807,416
84,900	USG Corporation (Industrials, Building Products)«†		1,076,532
68,600	Vishay Intertechnology Incorporated (Information Technology, Electronic Equipment & Instruments)«†		775,180
3,163	Washington Post Company Class B (Consumer Discretionary, Media)«		1,272,000
6,600	Weight Watchers International Incorporated (Consumer Discretionary, Diversified Consumer Services)«		221,034
305,129	Wendy’s Arby’s Group Incorporated (Consumer Discretionary, Hotels, Restaurants & Leisure)		1,403,593
77,200	Westar Energy Incorporated (Utilities, Electric Utilities)«		1,953,160
48,174	Weyerhaeuser Company (Financials, REITS)		781,382
24,800	Zimmer Holdings Incorporated (Health Care, Health Care Equipment & Supplies)†		1,176,510

			104,732,007

Total Common Stocks (Cost $270,149,146)			340,249,242

Investment Companies: 0.63%
52,091	iShares Russell Midcap Value Index Fund		2,184,176

Total Investment Companies (Cost $1,903,447)			2,184,176

		Yield
Short-Term Investments: 17.09%

Investment Companies: 17.09%
9,930,995	Wells Fargo Advantage Money Market Trust(l)(u)	0.19%	9,930,995
49,807,054	Wells Fargo Securities Lending Cash Investments LLC(l)(u)(v)	0.25	49,807,054

Total Short-Term Investments (Cost $59,738,049)			59,738,049

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 71
GLOBAL OPPORTUNITIES FUND

Shares	Security Name		Value
Total Investments in Securities (Cost $331,790,642)*		115.08%	$402,171,467
Other Assets and Liabilities, Net		(15.08)	(52,707,588)

Total Net Assets		100.00%	$349,463,879

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $335,917,553 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$76,508,381
Gross unrealized depreciation	(10,254,467)

Net unrealized appreciation	$66,253,914
The accompanying notes are an integral part of these financial statements.

72 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
INTERNATIONAL EQUITY FUND

Shares	Security Name	Value
Common Stocks: 95.48%

Argentina: 0.92%
384,844	Irsa Inversiones y Representaciones SA ADR (Financials, Real Estate Management & Development)	$5,895,810

Australia: 3.95%
773,801	AMP Limited (Financials, Insurance)	4,047,596
115,427	ASX Limited (Financials, Diversified Financial Services)	4,194,768
85,100	Commonwealth Bank of Australia (Financials, Commercial Banks)	4,076,289
60,370	Macquarie Group Limited (Financials, Capital Markets)	2,140,703
186,469	Newcrest Mining Limited (Materials, Metals & Mining)	7,298,922
166,450	Westpac Banking Corporation (Financials, Commercial Banks)	3,701,146

		25,459,424

Belgium: 0.69%
70,826	Anheuser-Busch InBev NV (Consumer Staples, Beverages)	4,439,354

Brazil: 0.46%
143,899	Banco Bradesco SA ADR (Financials, Commercial Banks)«	2,993,099

Canada: 5.99%
84,711	Agnico-Eagle Mines Limited (Materials, Metals & Mining)	6,572,726
258,745	Brookfield Asset Management Incorporated (Financials, Diversified Financial Services)	7,689,901
153,369	Canadian Natural Resources Limited (Energy, Oil, Gas & Consumable Fuels)	5,583,480
158,022	EnCana Corporation (Energy, Oil, Gas & Consumable Fuels)	4,463,785
83,919	Goldcorp Incorporated (Materials, Metals & Mining)	3,747,104
122,587	Pacific Rubiales Energy Corporation (Energy, Oil, Gas & Consumable Fuels)	3,907,543
92,352	Suncor Energy Incorporated (Energy, Oil, Gas & Consumable Fuels)	2,959,176
81,610	Teck Cominco Incorporated Limited (Materials, Metals & Mining)	3,648,805

		38,572,520

Cayman Islands: 3.48%
96,830	Netease.com Incorporated ADR (Information Technology, Internet Software & Services)†«	4,047,494
227,753	Sina Corporation (Financials, Diversified Financial Services)†«	12,822,494
153,206	Vanceinfo Technologies Incorporated ADR (Information Technology, IT Services)†«	5,572,102

		22,442,090

China: 2.30%
28,579	Baidu.com Incorporated ADR (Information Technology, Internet Software & Services)†	3,143,976
5,422,000	China Infrastructure Machinery Holdings Limited (Industrials, Machinery)	2,909,920
48,992	China Mobile Limited ADR (Telecommunication Services, Wireless Telecommunication Services)	2,516,719
173,500	Tencent Holdings Limited (Information Technology, Internet Software & Services)	3,973,069
613,400	ZTE Corporation (Telecommunication Services, Wireless Telecommunication Services)†	2,279,106

		14,822,790

Denmark: 0.98%
329	A.P. Moller-Maersk A/S Class B (Industrials, Marine)	2,855,210
31,392	Carlsberg A/S (Consumer Staples, Beverages)	3,433,253

		6,288,463

Finland: 0.75%
263,193	Nokia Oyj (Telecommunication Services, Diversified Telecommunication Services)	2,842,581
71,174	Sampo Oyj (Financials, Insurance)	1,994,077

		4,836,658

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 73
INTERNATIONAL EQUITY FUND

Shares	Security Name	Value
France: 9.44%
40,657	Alstom RGPT (Industrials, Machinery)	$2,051,823
200,110	AXA SA (Financials, Insurance)	3,642,952
80,507	BNP Paribas SA (Financials, Commercial Banks)	5,888,209
74,261	Carrefour SA (Consumer Staples, Food & Staples Retailing)	4,008,164
56,132	Compagnie de Saint-Gobain (Industrials, Building Products)	2,621,859
213,588	France Telecom SA (Telecommunication Services, Diversified Telecommunication Services)	5,132,398
57,903	Groupe Danone (Consumer Staples, Food Products)	3,664,803
39,002	LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,112,264
28,410	Pernod-Ricard (Consumer Staples, Beverages)	2,519,160
182,836	Peugeot SA (Consumer Discretionary, Automobiles)	7,277,875
35,674	Pinault-Printempts-Redoute SA (Consumer Discretionary, Multiline Retail)	5,848,897
71,532	Publicis Groupe (Consumer Discretionary, Diversified Consumer Services)	3,563,190
70,892	Sanofi-Aventis SA (Health Care, Pharmaceuticals)	4,951,135
65,598	Total SA (Energy, Oil, Gas & Consumable Fuels)	3,564,781

		60,847,510

Germany: 9.28%
161,367	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	10,526,562
38,378	Allianz AG (Financials, Insurance)	4,809,442
52,480	BASF SE (Materials, Chemicals)	3,818,618
65,365	Bayer AG (Materials, Chemicals)	4,878,080
32,314	Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	2,316,643
148,917	Daimler AG (Consumer Discretionary, Automobiles)	9,830,469
52,818	Deutsche Boerse AG (Financials, Diversified Financial Services)	3,716,772
27,852	Hochtief AG (Industrials, Construction & Engineering)	2,413,085
55,451	Metro AG (Consumer Staples, Food & Staples Retailing)	3,886,619
27,573	Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	4,311,555
81,734	SAP AG (Information Technology, Software)	4,262,489
44,103	Siemens AG (Industrials, Commercial Services & Supplies)	5,038,280

		59,808,614

Hong Kong: 0.44%
128,716	Hong Kong Exchanges & Clearing Limited (Financials, Diversified Financial Services)	2,832,956

India: 0.43%
52,069	ICICI Bank Limited ADR (Financials, Commercial Banks)«	2,737,788

Israel: 0.48%
59,738	Teva Pharmaceutical Industries Limited ADR (Health Care, Pharmaceuticals)	3,100,402

Italy: 0.35%
867,574	UniCredito Italiano SpA (Financials, Commercial Banks)†	2,261,628

Japan: 11.24%
77,000	Canon Incorporated (Information Technology, Office Electronics)	3,559,587
3,163,000	Isuzu Motors Limited (Consumer Discretionary, Automobiles)	12,185,038
236,600	Komatsu Limited (Industrials, Commercial Services & Supplies)	5,798,126
159,500	Makita Corporation (Industrials, Machinery)	5,609,358
5,000	Nintendo Company Limited (Information Technology, Software)†	1,295,514
1,469,000	Nippon Yusen Kabushiki Kaisha (Industrials, Marine)	6,188,530
377,000	NKSJ Holdings Incorporated (Financials, Real Estate Management & Development)	2,590,792
627,700	Nomura Holdings Incorporated (Financials, Diversified Financial Services)	3,260,577
1,355,000	Sumitomo Heavy Industries Limited (Industrials, Machinery)	7,712,067
37,600	TDK Corporation (Information Technology, Electronic Equipment & Instruments)	2,147,036
45,000	Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,541,630
644,000	Toshiba Corporation (Consumer Discretionary, Specialty Retail)	3,225,202

74 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
INTERNATIONAL EQUITY FUND

Shares	Security Name	Value
Japan (continued)
145,300	Toyota Motor Corporation (Consumer Discretionary, Automobiles)	$5,162,330
169,800	Uni-Charm Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	6,488,567
13,257	Yahoo! Japan Corporation (Information Technology, Internet Software & Services)	4,639,209

		72,403,563

Luxembourg: 0.21%
41,752	ArcelorMittal (Industrials, Commercial Services & Supplies)	1,342,061

Netherlands: 5.14%
88,810	ASML Holding NV (Industrials, Commercial Services & Supplies)	2,930,693
43,741	Brunel International (Industrials, Professional Services)	1,341,767
303,299	ING Groep NV (Financials, Diversified Financial Services)	3,237,749
79,491	Koninklijke Philips Electronics NV (Industrials, Industrial Conglomerates)	2,404,111
246,239	New World Resources NV (Energy, Oil, Gas & Consumable Fuels)	3,038,122
126,573	Randstad Holdings NV (Industrials, Commercial Services & Supplies)	6,024,819
256,008	Unilever NV (Consumer Staples, Food & Staples Retailing)	7,591,226
353,325	USG People NV (Industrials, Professional Services)	6,562,507

		33,130,994

Norway: 0.51%
205,369	Telenor ASA (Telecommunication Services, Diversified Telecommunication Services)	3,312,007

Russia: 0.20%
23,288	Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	1,299,470

Singapore: 0.41%
245,000	DBS Group Holdings Limited (Financials, Diversified Financial Services)	2,631,152

South Korea: 0.53%
244	Lotte Confectionery Company Limited (Consumer Staples, Food & Staples Retailing)	266,714
4,770	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	3,158,098

		3,424,812

Spain: 2.87%
252,597	Banco Santander Central Hispano SA (Financials, Commercial Banks)	3,245,292
59,867	Industria de Diseno Textil SA (Industrials, Construction & Engineering)	5,000,207
122,625	Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)†	3,400,589
254,390	Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)«	6,868,764

		18,514,852

Sweden: 1.03%
112,207	Hennes & Mauritz AB Class B (Consumer Discretionary, Specialty Retail)	3,954,328
139,850	Skanska AB (Industrials, Construction & Engineering)	2,675,714

		6,630,042

Switzerland: 9.58%
131,283	ABB Limited (Industrials, Professional Services)	2,718,914
101,898	Compagnie Financiere Richemont SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	5,082,215
156,838	Credit Suisse Group (Financials, Diversified Financial Services)	6,478,802
249,117	Nestle SA (Consumer Staples, Food & Staples Retailing)	13,645,045
132,663	Novartis AG (Materials, Chemicals)	7,691,097
58,449	Roche Holdings AG (Materials, Chemicals)	8,582,776
23,565	Swatch Group AG Class B (Consumer Discretionary, Specialty Retail)	9,006,449
245,368	UBS AG (Financials, Capital Markets)	4,154,089
17,875	Zurich Financial Services AG (Financials, Insurance)	4,375,883

		61,735,270

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 75
INTERNATIONAL EQUITY FUND

Shares	Security Name		Value
United Kingdom: 22.33%
117,444	Anglo American plc (Materials, Metals & Mining)		$5,472,464
377,678	Antofagasta plc (Industrials, Air Freight & Logistics)		8,000,383
2,154,657	Ashtead Group plc (Industrials, Transportation Infrastructure)		4,339,814
1,496,073	Barclays plc (Financials, Commercial Banks)		6,582,805
124,675	BG Group plc (Energy, Oil, Gas & Consumable Fuels)		2,428,242
238,829	BHP Billiton plc (Materials, Metals & Mining)		8,470,796
1,118,134	BP plc (Energy, Oil, Gas & Consumable Fuels)		7,628,816
712,861	British Airways plc (Industrials, Airlines)		3,092,080
362,433	Burberry Group plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods)		5,917,790
393,154	Cookson Group plc (Industrials, Machinery)		3,244,349
364,707	Experian Group Limited (Financials, Diversified Financial Services)		4,239,739
3,113,057	Game Group plc (Consumer Discretionary, Specialty Retail)		3,529,159
296,435	GlaxoSmithKline plc (Health Care, Pharmaceuticals)		5,799,663
1,632,496	Hays plc (Industrials, Professional Services)		2,890,494
1,176,973	HSBC Holdings plc (Financials, Diversified Financial Services)		12,241,532
217,640	Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		4,209,239
90,627	Intertek Group plc (Industrials, Commercial Services & Supplies)		2,693,762
546,930	Kingfisher plc (Materials, Construction Materials)		2,084,017
3,265,121	Lloyds TSB Group plc (Financials, Commercial Banks)		3,606,851
164,226	Rio Tinto plc (Materials, Metals & Mining)		10,620,641
2,866,491	Royal Bank of Scotland Group plc (Financials, Commercial Banks)		2,048,993
271,498	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		8,813,811
65,362	SABMiller plc (Consumer Discretionary, Beverages)		2,119,270
95,676	Standard Chartered plc (Financials, Commercial Banks)		2,767,949
161,134	Travis Perkins plc (Materials, Paper & Forest Products)		2,139,131
2,647,750	Vodafone Group plc (Telecommunication Services, Diversified Telecommunication Services)		7,206,098
364,883	WPP plc (Consumer Discretionary, Media)		4,244,709
384,864	Xstrata plc (Materials, Metals & Mining)		7,458,832

			143,891,429

United States: 1.49%
530,133	Monster Worldwide Incorporated (Information Technology, Internet Software & Services)†«		9,574,202

Total Common Stocks (Cost $460,562,568)			615,228,960

Rights: 0.02%

Spain: 0.00%
252,597	Banco Santander Central Hispano SA (Financials, Commercial Banks)†		41,836

United Kingdom: 0.02%
11,959	Standard Chartered plc (Financials, Commercial Banks)†		100,699

Total Rights (Cost $42,072)			142,535

		Yield
Preferred Stocks: 2.12%

Germany: 2.12%
152,295	Fresenius AG (Health Care, Health Care Providers & Services)	6.00%	13,652,612

Total Preferred Stocks (Cost $5,584,327)			13,652,612

Short-Term Investments: 7.79%

Investment Companies: 7.79%
70,656	Wells Fargo Advantage Money Market Trust(l)(u)	0.19	70,656
50,095,894	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.25	50,095,894

Total Short-Term Investments (Cost $50,166,550)			50,166,550

76 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010

INTERNATIONAL EQUITY FUND

Shares	Security Name		Value
Total Investments in Securities (Cost $516,355,517)*		105.41%	$679,190,657
Other Assets and Liabilities, Net		(5.41)	(34,851,562)

Total Net Assets		100.00%	$644,339,095

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $532,257,536 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$168,581,426
Gross unrealized depreciation	(21,648,305)

Net unrealized appreciation	$146,933,121
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 77
INTRINSIC WORLD EQUITY FUND

Shares	Security Name	Value
Common Stocks: 99.39%

Bermuda: 2.08%
35,000	Bunge Limited (Consumer Staples, Food Products)«	$2,102,450

France: 5.47%
31,000	Carrefour SA (Consumer Staples, Food & Staples Retailing)	1,673,194
30,000	Total SA (Energy, Oil, Gas & Consumable Fuels)†	1,630,285
7,000	Total SA ADR (Energy, Oil, Gas & Consumable Fuels)†	381,360
65,000	Vivendi SA (Consumer Discretionary, Media)	1,854,121

		5,538,960

Germany: 3.31%
20,000	Adidas-Salomon AG (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,304,673
141,000	Deutsche Telekom AG (Telecommunication Services, Wireless Telecommunication Services)	2,042,898

		3,347,571

Italy: 1.21%
470,000	UniCredito Italiano SpA (Financials, Commercial Banks)†	1,225,216

Japan: 16.17%
310,000	77 Bank Limited (Financials, Commercial Banks)	1,463,900
90,000	Aeon Company Limited (Consumer Staples, Food & Staples Retailing)	1,060,271
70,000	Kao Corporation (Consumer Staples, Personal Products)	1,777,184
85,000	Komatsu Limited (Industrials, Machinery)	2,083,012
280,000	Mitsubishi UFJ Financial Group Incorporated (Financials, Commercial Banks)	1,304,834
13,000	ORIX Corporation (Financials, Consumer Finance)	1,185,784
13,000	ORIX Corporation ADR (Financials, Consumer Finance)†	588,120
90,000	Shionogi & Company Limited (Health Care, Pharmaceuticals)	1,568,038
350,000	Toray Industries Incorporated (Materials, Chemicals)	2,026,842
330,000	Toshiba Corporation (Information Technology, Computers & Peripherals)†	1,652,666
250,000	TOTO Limited (Industrials, Building Products)	1,659,003

		16,369,654

Netherlands: 4.81%
87,000	European Aeronautic Defence & Space Company (Industrials, Aerospace & Defense)	2,286,721
87,000	Unilever NV NY Shares (Consumer Staples, Food Products)«	2,583,030

		4,869,751

Netherlands Antilles: 2.00%
29,000	Schlumberger Limited (Energy, Energy Equipment & Services)	2,026,810

Singapore: 2.12%
199,911	DBS Group Holdings Limited (Financials, Commercial Banks)	2,146,923

South Korea: 2.89%
4,412	Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,921,075

Spain: 2.15%
170,000	Banco Santander Central Hispano SA ADR (Financials, Commercial Banks)«	2,177,700

Switzerland: 2.82%
19,000	Transocean Limited (Energy, Energy Equipment & Services)	1,203,840
98,000	Weatherford International Limited (Energy, Energy Equipment & Services)	1,647,380

		2,851,220

78 Wells Fargo Advantage International Stock Funds	Portfolio of Investments—October 31, 2010
INTRINSIC WORLD EQUITY FUND

Shares	Security Name		Value
Taiwan: 3.28%
1,050,000	Cathay Financial Holding Company Limited (Financials, Insurance)		$1,606,469
2,744,845	China Trust Financial Holding Company Limited (Financials, Commercial Banks)		1,712,083

			3,318,552

United Kingdom: 9.17%
113,911	Diageo plc (Consumer Staples, Beverages)		2,102,693
62,001	Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels)		2,011,049
80,772	Standard Chartered plc (Financials, Commercial Banks)		2,336,770
1,040,000	Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		2,830,457

			9,280,969

United States: 41.91%
41,000	Abbott Laboratories (Health Care, Pharmaceuticals)		2,104,120
119,000	AMR Corporation (Industrials, Airlines)«		937,720
12,000	Apple Incorporated (Information Technology, Computers & Peripherals)		3,610,440
45,000	Baxter International Incorporated (Health Care, Health Care Equipment & Supplies)		2,290,500
22,000	Boeing Company (Industrials, Aerospace & Defense)		1,554,080
72,000	Dow Chemical Company (Materials, Chemicals)		2,219,760
80,000	Ebay Incorporated (Information Technology, Internet Software & Services)		2,384,800
40,000	Eli Lilly & Company (Health Care, Pharmaceuticals)		1,408,000
111,000	EMC Corporation (Information Technology, Computers & Peripherals)«		2,332,110
140,000	Enersis SA ADR (Utilities, Electric Utilities)«		3,193,400
71,000	Home Depot Incorporated (Consumer Discretionary, Specialty Retail)«		2,192,480
56,000	JPMorgan Chase & Company (Financials, Diversified Financial Services)		2,107,280
21,000	Northrop Grumman Corporation (Industrials, Aerospace & Defense)		1,327,410
1,800	NVR Incorporated (Consumer Discretionary, Household Durables)«		1,129,337
106,000	Oracle Corporation (Information Technology, Software)		3,116,400
16,000	Polo Ralph Lauren Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods)«		1,550,080
33,000	SPX Corporation (Industrials, Machinery)«		2,212,980
78,000	Texas Instruments Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)		2,306,460
105,000	UDR Incorporated (Financials, Real Estate Investment Trusts)«		2,360,400
19,000	Visa Incorporated Class A (Information Technology, IT Services)«		1,485,230
113,000	Warner Music Group Corporation (Consumer Discretionary, Media)«		587,600

			42,410,587

Total Common Stocks (Cost $102,311,913)			100,587,438

		Yield
Short-Term Investments: 17.71%

Investment Companies: 17.71%
593,674	Wells Fargo Advantage Money Market Trust(l)(u)	0.19%	593,674
17,324,879	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.25	17,324,879

Total Short-Term Investments (Cost $17,918,553)			17,918,553

Total Investments in Securities (Cost $120,230,466)*	117.10%		118,505,991
Other Assets and Liabilities, Net	(17.10)		(17,303,187)

Total Net Assets	100.00%		$101,202,804

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Stock Funds 79
INTRINSIC WORLD EQUITY FUND

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $120,372,694 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$16,926,406
Gross unrealized depreciation	(18,793,109)

Net unrealized depreciation	$(1,866,703)
The accompanying notes are an integral part of these financial statements.

80 Wells Fargo Advantage International Stock Funds	Statements of Assets and Liabilities—October 31, 2010

	Asia	Disciplined
	Pacific	Global Equity
	Fund	Fund

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$292,146,968	$65,250,680
In affiliated securities, at value	25,702,059	4,475,738

Total investments, at value (see cost below)	317,849,027	69,726,418
Foreign currency, at value (see cost below)	6,980,991	7,896
Receivable for investments sold	0	6,757,068
Receivable for Fund shares sold	209,179	0
Receivable for dividends	418,320	149,348
Receivable for daily variation margin on open futures contracts	0	130
Receivable for securities lending income	547	829
Unrealized gains on forward foreign currency contracts transactions	0	0
Prepaid expenses and other assets	36,633	33,994

Total assets	325,494,697	76,675,683

Liabilities
Payable for investments purchased	486,619	6,605,215
Payable for Fund shares redeemed	380,786	129,814
Unrealized losses on forward foreign currency contracts transactions	0	0
Payable upon receipt of securities loaned	6,348,215	3,991,195
Investment advisory fee payable	213,485	23,985
Distribution fees payable	967	5,076
Due to other related parties	97,984	6,117
Accrued expenses and other liabilities	481,601	113,204

Total liabilities	8,009,657	10,874,606

Total net assets	$317,485,040	$65,801,077

NET ASSETS CONSIST OF
Paid-in capital	$446,613,889	$68,432,159
Undistributed (overdistributed) net investment income	304,739	644,827
Accumulated net realized gains (losses) on investments	(171,263,941)	(9,395,164)
Net unrealized gains (losses) on investments	41,830,353	6,119,255

Total net assets	$317,485,040	$65,801,077

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$63,740,694	$56,893,526
Shares outstanding — Class A	6,280,864	4,370,175
Net asset value per share — Class A	$10.15	$13.02
Maximum offering price per share — Class A2	$10.77	$13.81
Net assets — Class B	NA	NA
Shares outstanding — Class B	NA	NA
Net asset value per share — Class B	NA	NA
Net assets — Class C	$1,507,322	$7,768,579
Shares outstanding — Class C	151,359	651,537
Net asset value per share — Class C	$9.96	$11.92
Net asset — Class R	NA	NA
Shares outstanding — Class R	NA	NA
Net asset value per share — Class R	NA	NA
Net assets — Administrator Class	$11,485	$1,128,042
Shares outstanding — Administrator Class	1,131	83,882
Net asset value per share — Administrator Class	$10.15	$13.45
Net assets — Institutional Class	$11,481	$10,930
Shares outstanding — Institutional Class	1,131	812
Net asset value per share — Institutional Class	$10.15	$13.46
Net assets — Investor Class	$252,214,058	NA
Shares outstanding — Investor Class	24,861,612	NA
Net asset value per share — Investor Class	$10.14	NA

Total investments, at cost	$276,086,711	$63,617,240

Securities on loan, at value	$5,907,213	$3,904,208

Foreign currency, at cost	$6,926,494	$7,860

1.	Each Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—October 31, 2010	Wells Fargo Advantage International Stock Funds 81

Diversified	Emerging	Global	International	Intrinsic
International	Markets Equity	Opportunities	Equity	World Equity
Fund	Fund	Fund	Fund	Fund

$470,152,123	$1,376,194,983	$342,433,418	$629,024,107	$100,587,438
15,479,547	416,171,398	59,738,049	50,166,550	17,918,553

485,631,670	1,792,366,381	402,171,467	679,190,657	118,505,991
2,148,008	16,426,531	652,460	592,888	19
5,976,108	505,455	3,296,648	19,745,579	87,905
130,618	8,659,383	297,995	337,916	4,103
1,353,205	1,095,580	494,200	1,475,923	322,529
0	0	0	0	0
0	28,218	6,871	2,120	1,725
85,313	0	0	365,175	0
186,173	126,029	24,178	627,963	29,205

495,511,095	1,819,207,577	406,943,819	702,338,221	118,951,477

2,365,844	25,205,256	6,456,462	5,204,366	0
160,256	5,659,115	577,693	1,571,189	256,508
72,893	0	0	312,010	0
11,034,316	294,078,442	49,807,054	50,095,894	17,324,879
362,510	1,205,180	251,605	280,907	46,890
1,160	147,687	58,226	33,438	383
53,150	284,414	72,491	136,032	14,721
431,112	1,306,328	256,409	365,290	105,292

14,481,241	327,886,422	57,479,940	57,999,126	17,748,673

$481,029,854	$1,491,321,155	$349,463,879	$644,339,095	$101,202,804

$553,698,053	$1,202,397,886	$364,762,553	$667,227,769	$116,818,616
6,200,176	(274,101)	50,689	1,096,420	729,043
(125,087,069)	(51,753,760)	(85,755,133)	(186,948,372)	(14,644,003)
46,218,694	340,951,130	70,405,770	162,963,278	(1,700,852)

$481,029,854	$1,491,321,155	$349,463,879	$644,339,095	$101,202,804

$29,804,065	$820,715,570	$212,728,570	$216,095,753	$100,460,417
2,895,578	37,907,881	6,667,053	20,758,263	6,670,772
$10.29	$21.65	$31.91	$10.41	$15.06
$10.92	$22.97	$33.86	$11.05	$15.98
$1,084,042	$30,988,604	$37,752,235	$20,449,597	NA
111,325	1,646,232	1,456,674	2,021,680	NA
$9.74	$18.82	$25.92	$10.12	NA
$743,799	$193,300,372	$52,865,925	$30,438,826	$587,860
77,594	10,346,206	2,029,517	2,972,947	40,033
$9.59	$18.68	$26.05	$10.24	$14.68
NA	NA	NA	$4,066,003	NA
NA	NA	NA	391,042	NA
NA	NA	NA	$10.40	NA
$202,246,971	$248,493,397	$46,105,553	$88,669	$143,637
19,672,409	10,981,131	1,400,372	8,627	9,565
$10.28	$22.63	$32.92	$10.28	$15.02
$199,080,805	$197,823,212	$11,596	$373,200,247	$10,890
19,347,193	8,729,313	352	35,822,533	725
$10.29	$22.66	$32.94	$10.42	$15.02
$48,070,172	NA	NA	NA	NA
4,686,729	NA	NA	NA	NA
$10.26	NA	NA	NA	NA

$439,521,888	$1,451,234,444	$331,790,642	$516,355,517	$120,230,466

$10,822,877	$290,583,778	$49,697,858	$51,044,318	$16,945,101

$2,103,162	$16,615,429	$630,326	$591,391	$19

82 Wells Fargo Advantage International Stock Funds	Statements of Operations

	Asia Pacific Fund
	Period Ended	Year Ended
	October 31, 2010[1]	September 30, 2010

Investment income
Dividends*	$180,280	$6,711,829
Income from affiliated securities	2,505	15,106
Securities lending income, net	574	30,439

Total investment income	183,359	6,757,374

Expenses
Investment advisory fee	293,712	3,614,088
Administration fees
Fund level	13,351	164,277
Class A	14,211	204,808
Class B	NA	NA
Class C	328	3,649
Class R	NA	NA
Administrator Class	1	27
Institutional Class	1	17
Investor Class	69,653	936,724
Custody and accounting fees	43,030	499,016
Shareholder servicing fees
Class A	13,665	182,453
Class B	NA	NA
Class C	316	3,312
Class R	NA	NA
Administrator Class	2	47
Investor Class	52,768	629,739
Distribution fees
Class B	NA	NA
Class C	947	9,935
Class R	NA	NA
Professional fees	6,865	65,607
Registration fees	3,058	36,000
Shareholder report expenses	8,493	99,999
Trustees’ fees and expenses	898	10,578
Transfer agent fees	0	0
Interest expense	0	500
Other fees and expenses	2,182	25,695

Total expenses	523,481	6,486,387

Less
Waived fees and/or expense reimbursements	(84,768)	(1,134,903)

Net expenses	438,713	5,351,484

Net investment income (loss)	(255,354)	1,405,890

* Net of foreign withholding taxes of	$7,676	$578,237

1.	For the one month ended October 31, 2010. The Fund changed it fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Large Cap Equity Fund, which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Global Large Cap Equity Fund.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Emerging Markets Growth Fund.

4.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund, which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Global Opportunities Fund.

5.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen International Equity Fund.

6.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 19, 2010 is that of Evergreen Intrinsic World Equity Fund.

7.	Class commenced operations on July 30, 2010.

8.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.

9.	Class commenced operations on July 16, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage International Stock Funds 83

Disciplined			Emerging	Global	International	Intrinsic
Global Equity			Markets Equity	Opportunities	Equity	World Equity
Fund[2]	Diversified International Fund		Fund[3]	Fund[4]	Fund[5]	Fund[6]
Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2010[1]	September 30, 2010	October 31, 2010	October 31, 2010	October 31, 2010	October 31, 2010

$1,668,730	$805,568	$10,341,467	$20,730,894	$6,051,169	$15,239,244	$2,209,842
643	735	22,138	66,341	15,840	12,869	896
42,077	3,185	321,744	145,873	122,742	475,631	47,385

1,711,450	809,488	10,685,349	20,943,108	6,189,751	15,727,744	2,258,123

537,334	345,036	3,904,873	10,843,109	2,930,913	4,199,055	685,648

56,227	20,296	210,684	795,681	282,225	706,888	88,345
40,841	6,571	81,372	539,769	146,091	158,825	72,640
NA	238	3,771	22,132	25,970	14,612	NA
5,583	163	1,976	128,829	36,676	22,693	425
NA	NA	NA	NA	NA	2,985	NA
315	17,024	258,512	85,330	11,802	219	40
27	13,462	68,383	7,8117	27	83,853	27
NA	13,394	169,163	NA	NA	NA	NA
50,541	23,760	274,486	1,167,916	171,051	597,779	67,861

136,938	6,319	73,752	1,345,973	501,212	583,435	253,685
3,8508	228	3,409	68,162	88,944	51,330	4338
19,752	157	1,791	381,656	127,256	83,312	1,509
NA	NA	NA	NA	NA	17,569	NA
787	42,560	646,280	213,112	29,504	539	101
NA	10,147	114,082	NA	NA	NA	NA

11,550[8]	685	10,227	204,485	266,831	153,990	1,2978
59,258	472	5,374	1,144,968	381,768	249,936	4,528
NA	NA	NA	NA	NA	2,870	NA
33,912	6,998	68,237	54,152	74,145	69,482	37,631
58,001	4,077	48,001	132,710	57,564	64,912	59,115
50,146	9,342	110,000	154,065	113,782	96,218	29,159
5,291	898	10,578	33,338	14,704	33,599	5,688
224,498	0	0	1,789,567	644,853	937,384	231,203
0	0	0	0	0	0	0
31,966	6,270	66,415	316,920	87,092	151,042	31,875

1,326,792	528,097	6,131,366	19,429,685	5,992,385	8,281,843	1,571,185

(243,516)	(50,475)	(1,045,588)	(285,200)	(76,815)	(595,120)	(73,573)

1,083,276	477,622	5,085,778	19,144,485	5,915,570	7,686,723	1,497,612

628,174	331,866	5,599,571	1,798,623	274,181	8,041,021	760,511

$102,566	$3,943	$1,032,397	$2,455,617	$194,653	$1,450,979	$199,199

84 Wells Fargo Advantage International Stock Funds	Statements of Operations

	Asia Pacific Fund
	Period Ended	Year Ended
	October 31, 2010[1]	September 30, 2010

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	$9,269,508	$14,751,069
Affiliated securities	0	0
Futures transactions	0	0
Forward foreign currency contract transactions	0	0

Net realized gains (losses) on investments	9,269,508	14,751,069

Net change in unrealized gains (losses) on:
Unaffiliated securities	2,942,160	19,892,099
Affiliated securities	0	0
Futures transactions	0	0
Forward foreign currency contract transactions	0	0

Net change in unrealized gains (losses) on investments	2,942,160	19,892,099

Net realized and unrealized gains (losses) on investments	12,211,668	34,643,168

Net increase in net assets resulting from operations	$11,956,314	$36,049,058

The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage International Stock Funds 85

Disciplined			Emerging	Global	International	Intrinsic
Global Equity			Markets Equity	Opportunities	Equity	World Equity
Fund[2]	Diversified International Fund		Fund[3]	Fund[4]	Fund[5]	Fund[6]
Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2010[1]	September 30, 2010	October 31, 2010	October 31, 2010	October 31, 2010	October 31, 2010

$(2,659,559)	$3,096,137	$8,797,162	$18,842,643	$34,814,025	$62,917,927	$(1,312,960)
(177,786)	0	0	0	0	0	0
(31,997)	0	0	0	0	0	0
0	0	(606,898)	0	(162,810)	(492,774)	0

(2,869,342)	3,096,137	8,190,264	18,842,643	34,651,215	62,425,153	(1,312,960)

8,651,074	17,733,830	5,116,778	232,626,837	46,767,894	50,503,347	14,251,008
144,167	0	0	0	0	0	0
8,337	0	0	0	0	0	0
0	95,635	819,280	0	0	1,332,760	0

8,803,578	17,829,465	5,936,058	232,626,837	46,767,894	51,836,107	14,251,008

5,934,236	20,925,602	14,126,322	251,469,480	81,419,109	114,261,260	12,938,048

$6,562,410	$21,257,468	$19,725,893	$253,268,103	$81,693,290	$122,302,281	$13,698,559

86 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Asia Pacific Fund
	Period Ended		Year Ended				Year Ended
	October 31, 2010[1]		September 30, 2010				September 30, 2009

Operations
Net investment income (loss)		$(255,354)			$1,405,890			$3,948,439
Net realized gains (losses) on investments		9,269,508			14,751,069			(130,212,447)
Net change in unrealized gains (losses) on investments		2,942,160			19,892,099			141,256,095

Net increase in net assets resulting from operations		11,956,314			36,049,058			14,992,087

Distributions to shareholders from
Net investment income
Class A		0			(1,321,981)			(91,233)
Class B		NA			NA			NA
Class C		0			(14,818)			0
Administrator Class		0			0	[3]		NA
Institutional Class		0			0	[3]		NA
Investor Class		0			(4,242,210)			(64,334)
Net realized gains
Class A		0			0			0
Class B		NA			NA			NA
Class C		0			0			0
Administrator Class		0			0	[3]		NA
Institutional Class		0			0	[3]		NA

Total distributions to shareholders		0			(5,579,009)			(155,567)

	Shares		Shares				Shares
Capital shares transactions
Proceeds from shares sold
Class A	143,231	1,427,513	908,879		8,111,351		9,011,062	71,979,556
Class B	NA	NA	NA		NA		NA	NA
Class C	2,597	25,977	72,216		646,503		85,215	565,884
Administrator Class	0	0	1,131	[3]	10,000	[3]	NA	NA
Institutional Class	0	0	1,131	[3]	10,000	[3]	NA	NA
Investor Class	813,261	8,194,118	4,778,485		42,903,086		9,886,240	68,408,250

		9,647,608			51,680,940			140,953,690

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	147,698		1,308,607		13,760	89,988
Class B	NA	NA	NA		NA		NA	NA
Class C	0	0	1,306		11,415		0	0
Administrator Class	0	0	0	[3]	0	[3]	NA	NA
Institutional Class	0	0	0	[3]	0	[3]	NA	NA
Investor Class	0	0	426,220		3,776,305		10,503	69,036

		0			5,096,327			159,024

Automatic conversion of Class B shares to Class A shares
Class A	0	0	0		0		0	0
Class B	NA	NA	NA		NA		NA	NA

		0			0			0

1.	For the one month ended October 31, 2010. The Fund changed it fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Large Cap Equity Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Global Large Cap Equity Fund.

3.	Class commenced operations on July 30, 2010.

4.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 87

Disciplined Global Equity Fund[2]
Year Ended			Year Ended
October 31, 2010			October 31, 2009

		$628,174			$937,685
		(2,869,342)			(8,497,889)
		8,803,578			16,457,493

		6,562,410			8,897,289

		(857,264)			(995,900)
		(13,484)[4]			(6,436)[4]
		(69,020)			(56,851)
		(19,813)			(25,059)
		0 [3]			NA
		NA			NA

		0			(1,375,985)
		NA			(82,626)[4]
		0			(238,396)
		0			(27,257)
		0 [3]			NA

		(959,581)			(2,808,510)

Shares			Shares

209,256		2,433,119	112,950		1,095,874
3,281	[4]	37,047 [4]	48,003	[4]	435,382 [4]
27,160		294,391	55,092		486,965
6,714		83,738	4,207		42,296
812	[3]	10,000 [3]	NA		NA
NA		NA	NA		NA

		2,858,295			2,060,517

68,661		814,325	242,895		2,263,950
1,060	[4]	11,748 [4]	9,770	[4]	82,886 [4]
5,708		62,384	32,337		273,480
1,198		14,641	4,121		39,706
0	[3]	0 [3]	NA		NA
NA		NA	NA		NA

		903,098			2,660,022

3,009		36,587	63,205		622,923
(3,246)[4]		(36,587)[4]	(68,008)[4]		(622,923)[4]

		0			0

88 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Asia Pacific Fund
	Period Ended		Year Ended		Year Ended
	October 31, 2010[1]		September 30, 2010		September 30, 2009

	Shares		Shares		Shares
Capital shares transactions (continued)
Payment for shares redeemed
Class A	(282,241)	$(2,843,005)	(4,294,688)	$(38,401,391)	(4,768,052)	$(37,896,181)
Class B	NA	NA	NA	NA	NA	NA
Class C	(2,418)	(23,855)	(50,562)	(440,343)	(73,641)	(516,298)
Administrator Class	0	0	03	03	NA	NA
Institutional Class	0	0	03	03	NA	NA
Investor Class	(726,137)	(7,316,131)	(12,062,399)	(107,350,261)	(18,517,314)	(124,342,996)

		(10,182,991)		(146,191,995)		(162,755,485)

Net decrease in net assets resulting from capital share transactions		(535,383)		(89,414,728)		(21,642,761)
Net increase from regulatory settlement (Note 10)		0		0		0

Total increase (decrease) in net assets		11,420,931		(58,944,679)		(6,806,241)

Net assets
Beginning of period		306,064,109		365,008,788		371,815,029

End of period		$317,485,040		$306,064,109		$365,008,788

Undistributed net investment income (loss)		$304,739		$627,857		$3,397,795

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 89

Disciplined Global Equity Fund[2]
Year Ended		Year Ended
October 31, 2010		October 31, 2009
Shares		Shares

(644,734)	$(7,810,528)	(821,437)	$(7,932,454)
(214,133)[4]	(2,308,446)[4]	(93,214)[4]	(829,233)[4]
(148,263)	(1,634,745)	(209,497)	(1,789,411)
(15,960)	(202,712)	(18,155)	(158,450)
03	03	NA	NA
NA	NA	NA	NA

	(11,956,431)		(10,709,548)

	(8,195,038)		(5,989,009)
	2,080,711		0

	(511,498)		99,770

	66,312,575		66,212,805

	$65,801,077		$66,312,575

	$644,827		$942,875

90 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Diversified International Fund
	Period Ended	Year Ended	Year Ended
	October 31, 2010[1]	September 30, 2010	September 30, 2009

Operations
Net investment income	$331,866	$5,599,571	$6,582,813
Net realized gains (losses) on investments	3,096,137	8,190,264	(130,953,883)
Net change in unrealized gains (losses) on investments	17,829,465	5,936,058	121,381,584

Net increase (decrease) in net assets resulting from operations	21,257,468	19,725,893	(2,989,486)

Distributions to shareholders from
Net investment income
Class A	0	(405,812)	(834,050)
Class B	0	(12,664)	(27,342)
Class C	0	(6,723)	(13,834)
Administrator Class	0	(3,609,906)	(5,483,367)
Institutional Class	0	(1,123,456)	(1,866,504)
Investor Class	0	(615,428)	(1,210,765)
Net realized gains
Class A	0	0	(3,935,605)
Class B	0	0	(310,070)
Class C	0	0	(109,685)
Administrator Class	0	0	(30,223,107)
Institutional Class	0	0	(7,062,741)
Investor Class	0	0	(5,084,976)

Total distributions to shareholders	0	(5,773,989)	(56,162,046)

	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	2,039	20,635	115,441	1,017,274	241,040	1,860,529
Class B	495	4,758	3,133	28,444	6,253	51,220
Class C	36	340	14,472	129,501	8,892	62,176
Administrator Class	12,043	123,433	7,011,434	64,232,585	9,337,306	68,523,069
Institutional Class	211,610	2,168,301	13,163,872	117,799,331	1,706,745	13,303,240
Investor Class	19,428	199,095	356,882	3,427,956	799,623	6,258,338

		2,516,562		186,635,091		90,058,572

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	41,062	388,860	602,566	4,564,265
Class B	0	0	1,302	11,744	45,702	324,807
Class C	0	0	622	5,521	14,241	100,196
Administrator Class	0	0	218,270	2,060,467	2,701,215	20,422,298
Institutional Class	0	0	118,932	1,121,530	1,178,135	8,922,202
Investor Class	0	0	64,136	605,441	818,321	6,186,784

		0		4,193,563		40,520,552

1.	For the one month ended October 31, 2010. The Fund changed it fiscal year end from September 30 to October 31, effective October 31, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Emerging Markets Growth Fund.

3.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 91

Emerging Markets Equity Fund[2]
Year Ended	Year Ended
October 31, 2010	October 31, 2009

$1,798,623	$888,022
18,842,643	(33,541,338)

232,626,837	227,876,204

253,268,103	195,222,888

(347,684)	(1,324,455)
0	0
0	0
(563,672)	(1,947,174)
03	NA
NA	NA

0	(17,781,194)
0	(2,809,336)
0	(8,714,154)
0	(17,632,361)
03	NA
NA	NA

(911,356)	(50,208,674)

Shares		Shares

18,860,215	360,139,899	15,363,329	216,862,804
114,031	1,897,374	439,351	5,140,419
3,998,877	66,192,554	4,491,864	55,872,072
8,078,650	161,864,384	3,526,982	51,335,755
8,793,6123	196,182,2603	NA	NA
NA	NA	NA	NA

	786,276,471		329,211,050

16,438	305,753	1,642,029	16,019,756
0	0	282,313	2,385,546
0	0	714,006	5,990,514
20,117	390,875	969,183	9,923,780
03	03	NA	NA
NA	NA	NA	NA

	696,628		34,319,596

92 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Diversified International Fund
	Period Ended		Year Ended		Year Ended
	October 31, 2010[1]		September 30, 2010		September 30, 2009
	Shares		Shares		Shares
Capital share transactions (continued)
Automatic conversion of Class B shares to Class A shares
Class A	0	$0	0	$0	0	$0
Class B	0	0	0	0	0	0

		0		0		0

Payment for shares redeemed
Class A	(45,034)	(460,915)	(516,873)	(4,856,745)	(782,007)	(6,058,882)
Class B	(1,463)	(13,980)	(82,911)	(732,976)	(151,513)	(1,141,584)
Class C	(691)	(6,680)	(16,935)	(148,253)	(33,613)	(231,760)
Administrator Class	(35,918)	(368,537)	(14,736,780)	(132,845,046)	(10,007,572)	(82,258,132)
Institutional Class	(651,766)	(6,625,683)	(755,188)	(7,174,823)	(726,717)	(6,416,092)
Investor Class	(50,870)	(517,180)	(668,621)	(6,244,180)	(680,448)	(5,389,971)

		(7,992,975)		(152,002,023)		(101,496,421)

Net asset value of shares issued in acquisitions
Class A		0		0		0
Class B		0		0		0
Class C		0		0		0
Administrator Class		0		0		0

		0		0		0

Net increase (decrease) in net assets resulting from capital share transactions		(5,476,413)		38,826,631		29,082,703

Total increase (decrease) in net assets		15,781,055		52,778,535		(30,068,829)

Net assets
Beginning of period		465,248,799		412,470,264		442,539,093

End of period		$481,029,854		$465,248,799		$412,470,264

Undistributed (overdistributed) net investment income		$6,200,176		$5,856,470		$6,457,855

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 93

Emerging Markets Equity Fund[2]
Year Ended		Year Ended
October 31, 2010		October 31, 2009
Shares		Shares

10,032	$189,867	49,859	$704,547
(11,494)	(189,867)	(56,772)	(704,547)

	0		0

(8,409,193)	(158,156,799)	(6,004,819)	(78,905,606)
(349,250)	(5,773,904)	(510,319)	(5,616,705)
(1,982,623)	(32,087,876)	(1,963,424)	(21,795,605)
(8,149,164)	(173,496,329)	(4,998,805)	(64,801,187)
(64,299)[3]	(1,454,590)[3]	NA	NA
NA	NA	NA	NA

	(370,969,498)		(171,119,103)

6,401,149	117,055,258	0	0
178,594	2,845,791	0	0
120,371	1,903,695	0	0
954,372	18,231,179	0	0

	140,035,923		NA

	556,039,524		192,411,543

	808,396,271		337,425,757

	682,924,884		345,499,127

	$1,491,321,155		$682,924,884

	$(274,101)		$94

94 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Global Opportunities Fund[1]
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

Operations
Net investment income		$274,181		$835,246
Net realized gains (losses) on investments		34,651,215		(102,941,009)
Net change in unrealized gains (losses) on investments		46,767,894		147,791,420

Net increase in net assets resulting from operations		81,693,290		45,685,657

Distributions to shareholders from
Net investment income
Class A		(889,047)		(782,757)
Class B		0		0
Class C		0		0
Class R		NA		NA
Administrator Class		(270,699)		(300,415)
Institutional Class		04		NA
Net realized gains
Class A		0		0
Class B		0		0
Class C		0		0
Class R		NA		NA
Administrator Class		0		0

Total distributions to shareholders		(1,159,746)		(1,083,172)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	580,549	16,394,227	723,419	15,511,787
Class B	54,851	1,282,680	83,541	1,426,074
Class C	120,661	2,753,092	121,718	2,267,633
Class R	NA	NA	NA	NA
Administrator Class	356,487	10,390,858	458,948	9,946,235
Institutional Class	3524	10,0004	NA	NA

		30,830,857		29,151,729

Net asset value of shares issued in reinvestment of distributions
Class A	28,683	740,016	32,784	649,785
Class B	0	0	0	0
Class C	0	0	0	0
Class R	NA	NA	NA	NA
Administrator Class	10,170	269,912	14,662	299,109
Institutional Class	04	04	NA	NA

		1,009,928		948,894

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Global Opportunities Fund.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen International Equity Fund.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Intrinsic World Equity Fund.

4.	Class commenced operations on July 30, 2010.

5.	Class commenced operations on July 16, 2010.

6.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 95

International Equity Fund[2]				Intrinsic World Equity Fund[3]
Year Ended		Year Ended		Year Ended		Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009

	$8,041,021		$22,406,741		$760,511		$725,351
	62,425,153		(175,695,461)		(1,312,960)		(13,159,880)
	51,836,107		245,752,406		14,251,008		28,721,811

	122,302,281		92,463,686		13,698,559		16,287,282

	(6,368,446)		(8,878,274)		(877,846)		(2,162,769)
	(252,686)		(471,210)		(631)[6]		(3,435)[6]
	(441,262)		(648,334)		(1,414)		(10,484)
	(96,363)		(94,528)		NA		NA
	05		NA		(1,852)		(30,796)
	(17,420,403)		(27,079,186)		04		NA

	0		0		0		(16,842,664)
	0		0		06		(27,433)[6]
	0		0		0		(40,876)
	0		0		NA		NA
	05		NA		0		(231,265)

	(24,579,160)		(37,171,532)		(881,743)		(19,349,722)

Shares		Shares		Shares		Shares

3,159,751	23,229,870	8,183,275	47,254,336	154,891	2,163,429	175,147	2,025,419
16,787	129,746	478,067	2,601,608	5,2536	71,7086	9,1406	111,5676
107,451	777,918	465,825	2,679,841	23,175	321,754	92,470	993,857
293,832	2,297,377	377,726	2,202,861	NA	NA	NA	NA
1,1425	11,2805	NA	NA	1,147	16,075	12,919	150,283
7,358,048	52,344,476	24,942,052	144,965,314	7254	10,0004	NA	NA

	78,790,667		199,703,960		2,582,966		3,281,126

828,039	5,528,625	1,331,042	7,586,941	62,022	851,565	1,823,730	18,565,889
34,306	225,062	70,573	393,798	456	6096	2,7766	27,8486
54,217	355,760	88,399	493,265	93	1,257	3,647	36,552
8,495	55,962	6,269	35,294	NA	NA	NA	NA
05	05	NA	NA	135	1,847	3,132	31,897
1,248,311	8,401,276	1,946,383	11,172,237	04	04	NA	NA

	14,566,685		19,681,535		855,278		18,662,186

96 Wells Fargo Advantage International Stock Funds	Statements of Changes in Net Assets

	Global Opportunities Fund[1]
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
	Shares		Shares
Capital shares transactions (continued)
Automatic conversion of Class B shares to Class A shares
Class A	$8,777	$238,777	134,103	$2,548,946
Class B	(10,767)	(238,777)	(160,303)	(2,548,946)

		0		0

Payment for shares redeemed
Class A	(1,873,988)	(51,686,259)	(3,101,561)	(63,577,988)
Class B	(305,787)	(6,880,543)	(510,712)	(8,732,655)
Class C	(547,857)	(12,414,766)	(1,070,714)	(17,992,775)
Class R	NA	NA	NA	NA
Administrator Class	(481,341)	(13,778,190)	(602,910)	(12,822,845)
Institutional Class	04	04	NA	NA

		(84,759,758)		(103,126,263)

Net asset value of shares issued in acquisition
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class R	NA	NA	NA	NA
Administrator Class	0	0	0	0
Institutional Class	0	0	NA	NA

		0		0

Net decrease in net assets resulting from capital share transactions		(52,918,973)		(73,025,640)
Total increase (decrease) in net assets		27,614,571		(28,423,155)

Net assets
Beginning of period		321,849,308		350,272,463

End of period		$349,463,879		$321,849,308

Undistributed net investment income		$50,689		$1,145,704

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Stock Funds 97

International Equity Fund[2]				Intrinsic World Equity Fund[3]
Year Ended		Year Ended		Year Ended		Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009
Shares		Shares		Shares		Shares

19,854	$138,782	413,627	$2,462,019	368	$4,884	176	$1,810
(20,439)	(138,782)	(424,518)	(2,462,019)	(375)[6]	(4,884)[6]	(179)[6]	(1,810)[6]

	0		0		0		0

(13,157,399)	(99,165,719)	(19,745,972)	(116,029,931)	(1,384,199)	(19,300,751)	(1,952,391)	(21,104,049)
(803,621)	(5,755,226)	(1,655,560)	(9,369,699)	(21,385)[6]	(283,310)[6]	(4,047)[6]	(46,138)[6]
(1,621,044)	(12,046,511)	(2,773,090)	(15,420,502)	(16,153)	(212,500)	(74,569)	(725,411)
(317,968)	(2,644,362)	(392,111)	(2,315,994)	NA	NA	NA	NA
(22)[5]	(200)[5]	NA	NA	(3,915)	(52,386)	(117,720)	(1,258,932)
(57,993,602)	(419,896,142)	(53,561,039)	(316,918,633)	04	04	NA	NA

	(539,508,160)		(460,054,759)		(19,848,947)		(23,134,530)

	2,399,642		0	0	0	0	0
	699,581		0	0	0	0	0
	280,009		0	0	0	0	0
	0		0	NA	NA	NA	NA
	66,179		0	0	0	0	0
	0		0	0	0	NA	NA

	3,445,411		0		0		0

	(442,705,397)		(240,669,264)		(16,410,703)		(1,191,218)
	(344,982,276)		(185,377,110)		(3,593,887)		(4,253,658)

	989,321,371		1,174,698,481		104,796,691		109,050,349

	$644,339,095		$989,321,371		$101,202,804		$104,796,691

	$1,096,420		$17,988,035		$729,043		$882,224

98 Wells Fargo Advantage International Stock Funds	Financial Highlights

	Beginning	Net		Net Realized	Distributions
	Net Asset	Investment		and Unrealized	from Net	Distributions
	Value Per	Income		Gains (Losses)	Investment	from Net
	Share	(Loss)		on Investments	Income	Realized Gains

Asia Pacific Fund

Class A
October 1, 2010 to October 31, 2010[5]	$9.77	(0.01)[3]		0.39	0.00	0.00
October 1, 2009 to September 30, 2010	$8.82	0.04	[3]	1.05	(0.14)	0.00
October 1, 2008 to September 30, 2009	$8.14	0.11	[3]	0.59	(0.02)	0.00
October 1, 2007 to September 30, 2008	$15.83	0.09	[3]	(5.20)	0.00	(2.58)
July 31, 2007[4] to September 30, 2007	$14.75	0.01		1.07	0.00	0.00

Class C
October 1, 2010 to October 31, 2010[5]	$9.59	(0.01)[3]		0.38	0.00	0.00
October 1, 2009 to September 30, 2010	$8.67	(0.01)[3]		1.03	(0.10)	0.00
October 1, 2008 to September 30, 2009	$8.05	0.05	[3]	0.57	0.00	0.00
October 1, 2007 to September 30, 2008	$15.81	0.04	[3]	(5.22)	0.00	(2.58)
July 31, 2007[4] to September 30, 2007	$14.75	0.00		1.06	0.00	0.00

Administrator Class
October 1, 2010 to October 31, 2010[5]	$9.77	(0.00)[3]		0.38	0.00	0.00
July 30, 2010[4] to September 30, 2010	$8.84	0.03	[3]	0.90	0.00	0.00

Institutional Class
October 1, 2010 to October 31, 2010[5]	$9.77	(0.01)[3]		0.39	0.00	0.00
July 30, 2010[4] to September 30, 2010	$8.84	0.03	[3]	0.90	0.00	0.00

Investor Class
October 1, 2010 to October 31, 2010[5]	$9.76	(0.01)[3]		0.39	0.00	0.00
October 1, 2009 to September 30, 2010	$8.81	0.04	[3]	1.05	(0.14)	0.00
October 1, 2008 to September 30, 2009	$8.12	0.09	[3]	0.60	0.00	0.00
October 1, 2007 to September 30, 2008	$15.82	0.06	[3]	(5.18)	0.00	(2.58)
October 1, 2006 to September 30, 2007	$12.56	0.05		4.97	(0.03)	(1.73)
October 1, 2005 to September 30, 2006	$11.53	0.07		2.02	(0.06)	(1.00)

Disciplined Global Equity Fund[11]

Class A
November 1, 2009 to October 31, 2010	$11.57	0.13	[3]	1.12	(0.18)	0.00
November 1, 2008 to October 31, 2009	$10.44	0.16	[3]	1.43	(0.19)	(0.27)
November 1, 2007 to October 31, 2008	$21.46	0.21		(8.15)	(0.21)	(2.87)
November 1, 2006 to October 31, 2007	$19.18	0.19	[3]	3.57	(0.13)	(1.35)
November 1, 2005 to October 31, 2006	$16.07	0.13	[3]	3.10	(0.12)	0.00

Class C
November 1, 2009 to October 31, 2010	$10.61	0.04	[3]	0.98	(0.09)	0.00
November 1, 2008 to October 31, 2009	$9.54	0.08	[3]	1.32	(0.06)	(0.27)
November 1, 2007 to October 31, 2008	$19.87	0.10		(7.49)	(0.07)	(2.87)
November 1, 2006 to October 31, 2007	$17.86	0.05	[3]	3.31	0.00	(1.35)
November 1, 2005 to October 31, 2006	$14.96	0.00	[3]	2.90	0.00	0.00

Administrator Class
November 1, 2009 to October 31, 2010	$11.95	0.16	[3]	1.18	(0.22)	0.00
November 1, 2008 to October 31, 2009	$10.78	0.19	[3]	1.49	(0.24)	(0.27)
November 1, 2007 to October 31, 2008	$22.09	0.27	[3]	(8.44)	(0.27)	(2.87)
November 1, 2006 to October 31, 2007	$19.70	0.26	[3]	3.67	(0.19)	(1.35)
November 1, 2005 to October 31, 2006	$16.51	0.18	[3]	3.19	(0.18)	0.00

Institutional Class
July 30, 2010[4] to October 31, 2010	$12.32	0.04	[3]	1.10	0.00	0.00

Diversified International Fund

Class A
October 1, 2010 to October 31, 2010[5]	$9.84	0.00	[3]	0.45	0.00	0.00
October 1, 2009 to September 30, 2010	$9.62	0.09	[3]	0.26	(0.13)	0.00
October 1, 2008 to September 30, 2009	$11.68	0.14	[3]	(0.69)	(0.23)	(1.28)
October 1, 2007 to September 30, 2008	$19.49	0.31	[3]	(5.91)	(0.23)	(1.98)
October 1, 2006 to September 30, 2007	$15.91	0.24	[3]	3.51	(0.17)	0.00
October 1, 2005 to September 30, 2006	$13.69	0.17	[3]	2.20	(0.15)	0.00
Please see footnotes on page 106
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Stock Funds 99

	Ending
Regulatory	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Settlement	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Proceeds	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$10.15	(0.91)%	1.90%	1.60%	3.89%	11%	$63,741
0.00	$9.77	0.49%	1.90%	1.59%	12.58%	137%	$62,700
0.00	$8.82	1.56%	2.03%	1.60%	8.64%	185%	$85,156
0.00	$8.14	0.77%	1.99%	1.60%	(38.53)%	187%	$43,946
0.00	$15.83	0.93%	1.91%	1.50%	7.32%	184%	$431

0.00	$9.96	(1.66)%	2.65%	2.35%	3.86%	11%	$1,507
0.00	$9.59	(0.13)%	2.65%	2.34%	11.84%	137%	$1,450
0.00	$8.67	0.73%	2.79%	2.35%	7.70%	185%	$1,112
0.00	$8.05	0.36%	2.71%	2.35%	(39.10)%	187%	$939
0.00	$15.81	0.08%	2.64%	2.25%	7.19%	184%	$44

0.00	$10.15	(0.70)%	1.74%	1.40%	3.89%	11%	$11
0.00	$9.77	1.98%	1.80%	1.40%	10.52%	137%	$11

0.00	$10.15	(0.57)%	1.47%	1.25%	3.89%	11%	$11
0.00	$9.77	2.11%	1.47%	1.25%	10.52%	137%	$11

0.00	$10.14	(0.96)%	1.97%	1.65%	3.89%	11%	$252,214
0.00	$9.76	0.41%	1.99%	1.64%	12.51%	137%	$241,892
0.00	$8.81	1.36%	2.14%	1.65%	8.53%	185%	$278,741
0.00	$8.12	0.52%	2.01%	1.65%	(38.63)%	187%	$326,929
0.00	$15.82	0.34%	1.95%	1.65%	44.31%	184%	$583,810
0.00	$12.56	0.65%	1.96%	1.65%	19.38%	167%	$373,744

0.38	$13.02	1.06%	1.92%	1.55%	14.27%[13]	58%	$56,894
0.00	$11.57	1.67%	2.10%	1.61%	16.38%	25%	$54,794
0.00	$10.44	1.45%	1.85%	1.61%	(42.61)%	25%	$53,600
0.00	$21.46	0.97%	1.82%	1.64%	20.89%	43%	$110,031
0.00	$19.18	0.73%	1.92%	1.83%	20.23%	43%	$100,122

0.38	$11.92	0.32%	2.68%	2.31%	13.29%[13]	58%	$7,769
0.00	$10.61	0.93%	2.85%	2.36%	15.63%	25%	$8,134
0.00	$9.54	0.69%	2.58%	2.36%	(43.05)%	25%	$8,478
0.00	$19.87	0.25%	2.52%	2.36%	20.04%	43%	$17,676
0.00	$17.86	0.01%	2.62%	2.53%	19.39%	43%	$17,484

0.38	$13.45	0.33%	1.70%	1.30%	14.54%[13]	58%	$1,128
0.00	$11.95	1.90%	1.85%	1.36%	16.69%	25%	$1,099
0.00	$10.78	1.66%	1.58%	1.36%	(42.49)%	25%	$1,097
0.00	$22.09	1.27%	1.52%	1.36%	21.26%	43%	$2,897
0.00	$19.70	1.02%	1.62%	1.53%	20.57%	43%	$3,112

0.00	$13.46	1.31%	1.28%	0.96%	9.25%	58%	$11

0.00	$10.29	0.59%	1.54%	1.41%	4.57%	5%	$29,804
0.00	$9.84	0.99%	1.64%	1.38%	3.64%	64%	$28,926
0.00	$9.62	1.76%	1.76%	1.41%	(0.78)%	123%	$31,742
0.00	$11.68	1.93%	1.67%	1.48%	(32.12)%	62%	$37,819
0.00	$19.49	1.32%	1.70%	1.50%	23.68%	49%	$62,693
0.00	$15.91	1.16%	1.67%	1.50%	17.50%	44%	$52,243

100 Wells Fargo Advantage International Stock Funds	Financial Highlights

	Beginning	Net		Net Realized	Distributions
	Net Asset	Investment		and Unrealized	from Net	Distributions
	Value Per	Income		Gains (Losses)	Investment	from Net
	Share	(Loss)		on Investments	Income	Realized Gains

Diversified International Fund (continued)

Class B
October 1, 2010 to October 31, 2010[5]	$9.32	0.00	[3]	0.42	0.00	0.00
October 1, 2009 to September 30, 2010	$9.12	(0.05)[3]		0.32	(0.07)	0.00
October 1, 2008 to September 30, 2009	$11.07	0.07	[3]	(0.64)	(0.10)	(1.28)
October 1, 2007 to September 30, 2008	$18.52	0.16	[3]	(5.58)	(0.05)	(1.98)
October 1, 2006 to September 30, 2007	$15.13	0.07	[3]	3.36	(0.04)	0.00
October 1, 2005 to September 30, 2006	$13.03	0.07	[3]	2.08	(0.05)	0.00

Class C
October 1, 2010 to October 31, 2010[5]	$9.17	0.00	[3]	0.42	0.00	0.00
October 1, 2009 to September 30, 2010	$8.98	0.02	[3]	0.25	(0.08)	0.00
October 1, 2008 to September 30, 2009	$10.98	0.07	[3]	(0.65)	(0.14)	(1.28)
October 1, 2007 to September 30, 2008	$18.46	0.17	[3]	(5.56)	(0.11)	(1.98)
October 1, 2006 to September 30, 2007	$15.10	0.09	[3]	3.34	(0.07)	0.00
October 1, 2005 to September 30, 2006	$13.00	0.07	[3]	2.09	(0.06)	0.00

Administrator Class
October 1, 2010 to October 31, 2010[5]	$9.83	0.00	[3]	0.45	0.00	0.00
October 1, 2009 to September 30, 2010	$9.59	0.12	[3]	0.26	(0.14)	0.00
October 1, 2008 to September 30, 2009	$11.67	0.16	[3]	(0.65)	(0.26)	(1.28)
October 1, 2007 to September 30, 2008	$19.48	0.31	[3]	(5.87)	(0.27)	(1.98)
October 1, 2006 to September 30, 2007	$15.90	0.26	[3]	3.53	(0.21)	0.00
October 1, 2005 to September 30, 2006	$13.69	0.23	[3]	2.17	(0.19)	0.00

Institutional Class
October 1, 2010 to October 31, 2010[5]	$9.84	0.00	[3]	0.45	0.00	0.00
October 1, 2009 to September 30, 2010	$9.60	0.15	[3]	0.24	(0.15)	0.00
October 1, 2008 to September 30, 2009	$11.69	0.18	[3]	(0.70)	(0.29)	(1.28)
October 1, 2007 to September 30, 2008	$19.50	0.38	[3]	(5.90)	(0.31)	(1.98)
October 1, 2006 to September 30, 2007	$15.91	0.45	[3]	3.37	(0.23)	0.00
August 31, 2006[4] to September 30, 2006	$15.84	0.02	[3]	0.05	0.00	0.00

Investor Class
October 1, 2010 to October 31, 2010[5]	$9.81	0.00	[3]	0.45	0.00	0.00
October 1, 2009 to September 30, 2010	$9.58	0.11	[3]	0.24	(0.12)	0.00
October 1, 2008 to September 30, 2009	$11.68	0.14	[3]	(0.70)	(0.26)	(1.28)
July 18, 2008[4] to September 30, 2008	$14.27	0.04	[3]	(2.63)	0.00	0.00

Emerging Markets Equity Fund[6]

Class A
November 1, 2009 to October 31, 2010	$16.99	0.04	[3]	4.63	(0.01)	0.00
November 1, 2008 to October 31, 2009	$12.90	0.04		5.98	(0.12)	(1.81)
November 1, 2007 to October 31, 2008	$30.53	0.16		(14.22)	(0.15)	(3.42)
November 1, 2006 to October 31, 2007	$21.97	0.19		12.04	(0.17)	(3.50)
November 1, 2005 to October 31, 2006	$16.48	0.14	[3]	7.01	(0.13)	(1.53)

Class B
November 1, 2009 to October 31, 2010	$14.87	(0.09)[3]		4.04	0.00	0.00
November 1, 2008 to October 31, 2009	$11.51	(0.03)		5.20	0.00	(1.81)
November 1, 2007 to October 31, 2008	$27.69	(0.01)		(12.74)	(0.01)	(3.42)
November 1, 2006 to October 31, 2007	$20.34	(0.01)[3]		11.00	(0.14)	(3.50)
November 1, 2005 to October 31, 2006	$15.38	0.01	[3]	6.51	(0.03)	(1.53)

Class C
November 1, 2009 to October 31, 2010	$14.77	(0.08)[3]		3.99	0.00	0.00
November 1, 2008 to October 31, 2009	$11.44	(0.05)		5.19	0.00	(1.81)
November 1, 2007 to October 31, 2008	$27.57	(0.02)		(12.66)	(0.03)	(3.42)
November 1, 2006 to October 31, 2007	$20.27	0.00	[3]	10.94	(0.14)	(3.50)
November 1, 2005 to October 31, 2006	$15.35	0.01	[3]	6.49	(0.05)	(1.53)
Please see footnotes on page 106
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Stock Funds 101

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$9.74	(0.16)%	2.28%	2.16%	4.51%	5%	$1,084
$9.32	(0.59)%	2.39%	2.13%	3.00%	64%	$1,046
$9.12	0.93%	2.51%	2.16%	(1.50)%	123%	$1,739
$11.07	1.03%	2.43%	2.23%	(32.61)%	62%	$3,213
$18.52	0.39%	2.45%	2.25%	22.73%	49%	$9,579
$15.13	0.49%	2.42%	2.25%	16.57%	44%	$15,385

$9.59	(0.16)%	2.28%	2.16%	4.58%	5%	$744
$9.17	0.20%	2.39%	2.12%	3.07%	64%	$718
$8.98	0.92%	2.51%	2.16%	(1.47)%	123%	$719
$10.98	1.11%	2.42%	2.23%	(32.64)%	62%	$995
$18.46	0.54%	2.45%	2.25%	22.76%	49%	$1,961
$15.10	0.49%	2.42%	2.25%	16.65%	44%	$1,652

$10.28	0.75%	1.38%	1.25%	4.58%	5%	$202,247
$9.83	1.31%	1.46%	1.22%	3.87%	64%	$193,626
$9.59	2.02%	1.58%	1.25%	(0.66)%	123%	$261,004
$11.67	1.92%	1.50%	1.25%	(31.98)%	62%	$293,831
$19.48	1.48%	1.52%	1.25%	24.00%	49%	$689,808
$15.90	1.52%	1.49%	1.25%	17.74%	44%	$698,778

$10.29	1.00%	1.11%	0.99%	4.57%	5%	$199,081
$9.84	1.63%	1.19%	0.96%	4.13%	64%	$194,651
$9.60	2.30%	1.31%	0.99%	(0.41)%	123%	$69,698
$11.69	2.46%	1.23%	1.04%	(31.79)%	62%	$59,620
$19.50	2.43%	1.22%	1.05%	24.22%	49%	$69,756
$15.91	1.77%	1.29%	0.89%	0.44%	44%	$10

$10.26	0.54%	1.61%	1.46%	4.59%	5%	$48,070
$9.81	1.18%	1.73%	1.43%	3.74%	64%	$46,282
$9.58	1.75%	1.87%	1.46%	(0.82)%	123%	$47,569
$11.68	1.60%	1.85%	1.46%	(18.15)%	62%	$47,062

$21.65	0.27%	1.91%	1.89%	27.51%	6%	$820,716
$16.99	0.29%	2.04%	2.03%	57.88%	23%	$357,354
$12.90	0.69%	1.88%	1.84%	(51.64)%	39%	$128,714
$30.53	0.72%	1.90%	1.87%	63.88%	58%	$305,698
$21.97	0.72%	2.06%	2.02%	47.34%	96%	$102,687

$18.82	(0.54)%	2.66%	2.64%	26.56%	6%	$30,989
$14.87	(0.43)%	2.80%	2.79%	56.75%	23%	$25,499
$11.51	(0.08)%	2.61%	2.59%	(51.99)%	39%	$17,949
$27.69	(0.05)%	2.61%	2.60%	62.68%	58%	$42,477
$20.34	0.06%	2.76%	2.72%	46.29%	96%	$18,243

$18.68	(0.50)%	2.66%	2.64%	26.47%	6%	$193,300
$14.77	(0.46)%	2.79%	2.78%	56.84%	23%	$121,216
$11.44	(0.07)%	2.61%	2.59%	(52.01)%	39%	$56,839
$27.57	0.01%	2.60%	2.59%	62.64%	58%	$134,342
$20.27	0.04%	2.76%	2.72%	46.29%	96%	$44,439

102 Wells Fargo Advantage International Stock Funds	Financial Highlights

	Beginning	Net		Net Realized	Distributions
	Net Asset	Investment		and Unrealized	from Net	Distributions
	Value Per	Income		Gains (Losses)	Investment	from Net
	Share	(Loss)		on Investments	Income	Realized Gains

Emerging Markets Equity Fund[6] (continued)

Administrator Class
November 1, 2009 to October 31, 2010	$17.75	0.09	[3]	4.83	(0.04)	0.00
November 1, 2008 to October 31, 2009	$13.42	0.08		6.25	(0.19)	(1.81)
November 1, 2007 to October 31, 2008	$31.59	0.22		(14.77)	(0.20)	(3.42)
November 1, 2006 to October 31, 2007	$22.59	0.20		12.48	(0.18)	(3.50)
November 1, 2005 to October 31, 2006	$16.90	0.19		7.22	(0.19)	(1.53)

Institutional Class
July 30, 2010[4] to October 31, 2010	$20.11	0.00	[3]	2.55	0.00	0.00

Global Opportunities Fund[7]

Class A
November 1, 2009 to October 31, 2010	$24.96	0.07	[3]	6.99	(0.11)	0.00
November 1, 2008 to October 31, 2009	$21.20	0.10	[3]	3.74	(0.08)	0.00
November 1, 2007 to October 31, 2008	$40.22	0.04	[3]	(16.97)	0.00	(2.09)
November 1, 2006 to October 31, 2007	$32.61	(0.03)[3]		10.16	(0.04)	(2.48)
November 1, 2005 to October 31, 2006	$27.86	(0.02)[3]		7.02	0.00	(2.25)

Class B
November 1, 2009 to October 31, 2010	$20.33	(0.11)[3]		5.70	0.00	0.00
November 1, 2008 to October 31, 2009	$17.34	(0.05)[3]		3.04	0.00	0.00
November 1, 2007 to October 31, 2008	$33.54	(0.16)[3]		(13.95)	0.00	(2.09)
November 1, 2006 to October 31, 2007	$27.73	(0.24)		8.53	0.00	(2.48)
November 1, 2005 to October 31, 2006	$24.16	(0.20)[3]		6.02	0.00	(2.25)

Class C
November 1, 2009 to October 31, 2010	$20.44	(0.11)[3]		5.72	0.00	0.00
November 1, 2008 to October 31, 2009	$17.44	(0.05)[3]		3.05	0.00	0.00
November 1, 2007 to October 31, 2008	$33.72	(0.16)[3]		(14.03)	0.00	(2.09)
November 1, 2006 to October 31, 2007	$27.86	(0.24)[3]		8.58	0.00	(2.48)
November 1, 2005 to October 31, 2006	$24.27	(0.19)[3]		6.03	0.00	(2.25)

Administrator Class
November 1, 2009 to October 31, 2010	$25.73	0.14	[3]	7.23	(0.18)	0.00
November 1, 2008 to October 31, 2009	$21.91	0.16		3.85	(0.19)	0.00
November 1, 2007 to October 31, 2008	$41.42	0.15	[3]	(17.57)	0.00	(2.09)
November 1, 2006 to October 31, 2007	$33.46	0.07	[3]	10.49	(0.12)	(2.48)
November 1, 2005 to October 31, 2006	$28.46	0.09	[3]	7.16	0.00	(2.25)

Institutional Class
July 30, 2010[4] to October 31, 2010	$28.37	0.04	[3]	4.53	0.00	0.00

International Equity Fund[8]

Class A
November 1, 2009 to October 31, 2010	$9.14	0.09	[3]	1.42	(0.24)	0.00
November 1, 2008 to October 31, 2009	$8.54	0.17		0.69	(0.26)	0.00
November 1, 2007 to October 31, 2008	$17.72	0.31	[3]	(7.50)	(0.36)	(1.63)
November 1, 2006 to October 31, 2007	$15.51	0.24		3.79	(0.43)	(1.39)
November 1, 2005 to October 31, 2006	$13.42	0.32	[3]	2.68	(0.33)	(0.58)

Class B
November 1, 2009 to October 31, 2010	$8.81	0.01	[3]	1.41	(0.11)	0.00
November 1, 2008 to October 31, 2009	$8.18	0.11	[3]	0.66	(0.14)	0.00
November 1, 2007 to October 31, 2008	$17.02	0.21	[3]	(7.20)	(0.23)	(1.62)
November 1, 2006 to October 31, 2007	$14.95	0.15	[3]	3.62	(0.32)	(1.38)
November 1, 2005 to October 31, 2006	$12.96	0.22	[3]	2.58	(0.23)	(0.58)

Class C
November 1, 2009 to October 31, 2010	$8.93	0.01	[3]	1.41	(0.11)	0.00
November 1, 2008 to October 31, 2009	$8.27	0.07	[3]	0.72	(0.13)	0.00
November 1, 2007 to October 31, 2008	$17.22	0.21	[3]	(7.27)	(0.25)	(1.64)
November 1, 2006 to October 31, 2007	$15.14	0.15	[3]	3.67	(0.34)	(1.40)
November 1, 2005 to October 31, 2006	$13.14	0.22	[3]	2.61	(0.24)	(0.59)
Please see footnotes on page 106
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Stock Funds 103

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$22.63	0.50%	1.69%	1.65%	27.78%	6%	$248,493
$17.75	0.54%	1.80%	1.79%	58.34%	23%	$178,856
$13.42	0.89%	1.61%	1.59%	(51.51)%	39%	$141,996
$31.59	0.84%	1.62%	1.61%	64.23%	58%	$364,958
$22.59	0.95%	1.75%	1.71%	47.81%	96%	$313,391

$22.66	0.02%	1.48%	1.30%	12.68%	6%	$197,823

$31.91	0.25%	1.66%	1.63%	28.41%	104%	$212,729
$24.96	0.45%	1.72%	1.72%	18.22%	170%	$197,721
$21.20	0.13%	1.54%	1.52%	(44.14)%	161%	$214,883
$40.22	(0.08)%	1.55%	1.53%	33.21%	71%	$474,252
$32.61	(0.05)%	1.67%	1.67%	26.78%	103%	$259,898

$25.92	(0.49)%	2.41%	2.38%	27.43%	104%	$37,752
$20.33	(0.30)%	2.47%	2.47%	17.30%	170%	$34,934
$17.34	(0.62)%	2.27%	2.27%	(44.54)%	161%	$39,980
$33.54	(0.82)%	2.25%	2.25%	32.28%	71%	$87,408
$27.73	(0.75)%	2.36%	2.36%	25.92%	103%	$53,681

$26.05	(0.50)%	2.41%	2.38%	27.43%	104%	$52,866
$20.44	(0.30)%	2.47%	2.47%	17.33%	170%	$50,218
$17.44	(0.61)%	2.27%	2.27%	(44.56)%	161%	$59,382
$33.72	(0.81)%	2.25%	2.25%	32.28%	71%	$124,831
$27.86	(0.73)%	2.37%	2.37%	25.88%	103%	$61,777

$32.92	0.49%	1.43%	1.40%	28.77%	104%	$46,106
$25.73	0.69%	1.47%	1.47%	18.45%	170%	$38,977
$21.91	0.46%	1.28%	1.28%	(43.98)%	161%	$36,027
$41.42	0.20%	1.25%	1.25%	33.57%	71%	$43,378
$33.46	0.28%	1.37%	1.37%	27.19%	103%	$14,931

$32.94	0.53%	1.22%	1.15%	16.11%	104%	$12

$10.41	0.91%	1.19%	1.07%	16.90%	42%	$216,096
$9.14	2.16%	1.08%	1.08%	10.55%	203%	$255,075
$8.54	2.30%	0.97%	0.95%	(45.46)%	111%	$298,809
$17.72	1.71%	0.97%	0.95%	28.72%	42%	$768,386
$15.51	2.23%	1.02%	1.02%	23.46%	80%	$615,351

$10.12	0.15%	1.94%	1.82%	16.15%	42%	$20,450
$8.81	1.45%	1.83%	1.83%	9.64%	203%	$22,300
$8.18	1.59%	1.70%	1.70%	(45.86)%	111%	$29,756
$17.02	0.98%	1.67%	1.67%	27.77%	42%	$70,187
$14.95	1.54%	1.72%	1.72%	22.57%	80%	$69,621

$10.24	0.16%	1.94%	1.82%	16.13%	42%	$30,439
$8.93	1.39%	1.83%	1.83%	9.62%	203%	$36,718
$8.27	1.61%	1.70%	1.70%	(45.85)%	111%	$47,114
$17.22	0.98%	1.67%	1.67%	27.76%	42%	$117,643
$15.14	1.55%	1.72%	1.72%	22.50%	80%	$99,371

104 Wells Fargo Advantage International Stock Funds	Financial Highlights

	Beginning	Net		Net Realized	Distributions
	Net Asset	Investment		and Unrealized	from Net	Distributions
	Value Per	Income		Gains (Losses)	Investment	from Net
	Share	(Loss)		on Investments	Income	Realized Gains

International Equity Fund[8] (continued)

Class R
November 1, 2009 to October 31, 2010	$9.13	0.06	[3]	1.42	(0.21)	0.00
November 1, 2008 to October 31, 2009	$8.51	0.14		0.71	(0.23)	0.00
November 1, 2007 to October 31, 2008	$17.70	0.27	[3]	(7.46)	(0.35)	(1.65)
November 1, 2006 to October 31, 2007	$15.55	0.21		3.77	(0.42)	(1.41)
November 1, 2005 to October 31, 2006	$13.50	0.30	[3]	2.68	(0.34)	(0.59)

Administrator Class
July 16, 2010[4] to October 31, 2010	$8.82	0.01		1.45	0.00	0.00

Institutional Class
November 1, 2009 to October 31, 2010	$9.17	0.11	[3]	1.43	(0.29)	0.00
November 1, 2008 to October 31, 2009	$8.59	0.21		0.67	(0.30)	0.00
November 1, 2007 to October 31, 2008	$17.82	0.32	[3]	(7.52)	(0.41)	(1.62)
November 1, 2006 to October 31, 2007	$15.57	0.32		3.78	(0.47)	(1.38)
November 1, 2005 to October 31, 2006	$13.47	0.36		2.68	(0.36)	(0.58)

Intrinsic World Equity Fund[9]

Class A
November 1, 2009 to October 31, 2010	$13.27	0.12		1.78	(0.11)	0.00
November 1, 2008 to October 31, 2009	$13.76	0.09	[3]	1.89	(0.24)	(2.23)
November 1, 2007 to October 31, 2008	$24.23	0.29		(9.55)	(0.13)	(1.08)
January 1, 2007 to October 31, 200710, [12]	$26.61	0.17	[3]	2.29	0.00	(4.84)
January 1, 2006 to December 31, 2006[12]	$23.65	0.17	[3]	3.62	(0.16)	(0.67)
January 1, 2005 to December 31, 2005[12]	$21.02	0.09	[3]	2.65	(0.11)	0.00

Class C
November 1, 2009 to October 31, 2010	$12.96	0.07		1.69	(0.04)	0.00
November 1, 2008 to October 31, 2009	$13.58	(0.03)[3]		1.87	(0.23)	(2.23)
November 1, 2007 to October 31, 2008	$24.14	(0.03)[3]		(9.28)	(0.17)	(1.08)
May 18, 2007[4] to October 31, 2007	$28.59	(0.10)[3]		0.49	0.00	(4.84)

Administrator Class
November 1, 2009 to October 31, 2010	$13.23	0.15	[3]	1.78	(0.14)	0.00
November 1, 2008 to October 31, 2009	$13.76	0.15	[3]	1.85	(0.30)	(2.23)
November 1, 2007 to October 31, 2008	$24.26	0.38	[3]	(9.60)	(0.20)	(1.08)
May 18, 2007[4] to October 31, 2007	$28.59	0.01		0.50	0.00	(4.84)

Institutional Class
July 30, 2010[4] to October 31, 2010	$13.80	0.03	[3]	1.19	0.00	0.00
Please see footnotes on page 106
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Stock Funds 105

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$10.40	0.66%	1.45%	1.33%	16.58%	42%	$4,066
$9.13	1.79%	1.33%	1.33%	10.13%	203%	$3,811
$8.51	2.03%	1.20%	1.20%	(45.52)%	111%	$3,603
$17.70	1.49%	1.16%	1.16%	28.40%	42%	$9,107
$15.55	2.02%	1.22%	1.22%	23.16%	80%	$4,694

$10.28	0.32%	1.36%	1.09%	16.55%	42%	$89

$10.42	1.15%	0.87%	0.82%	17.17%	42%	$373,200
$9.17	2.39%	0.83%	0.83%	10.73%	203%	$671,417
$8.59	2.34%	0.69%	0.69%	(45.26)%	111%	$795,416
$17.82	1.99%	0.67%	0.67%	29.09%	42%	$2,519,261
$15.57	2.52%	0.72%	0.72%	23.77%	80%	$2,403,053

$15.06	0.75%	1.53%	1.46%	14.43%	11%	$100,460
$13.27	0.77%	1.57%	1.57%	20.29%	16%	$103,995
$13.76	1.04%	1.36%	1.36%	(40.11)%	44%	$107,210
$24.23	0.78%	1.24%	1.24%	10.42%	66%	$279,146
$26.61	0.66%	1.29%	1.29%	16.02%	21%	$457,035
$23.65	0.43%	1.31%	1.31%	13.02%	28%	$321,219

$14.68	0.04%	2.28%	2.21%	13.58%	11%	$588
$12.96	(0.28%	2.33%	2.33%	19.35%	16%	$427
$13.58	(0.19)%	2.21%	2.21%	(40.55)%	44%	$154
$24.14	(0.92)%	2.05%	2.05%	2.44%	66%	$14

$15.02	1.06%	1.29%	1.21%	14.72%	11%	$144
$13.23	1.33%	1.31%	1.31%	20.60%	16%	$161
$13.76	1.70%	1.01%	1.01%	(40.01)%	44%	$1,567
$24.26	0.12%	1.05%	1.05%	2.89%	66%	$71,656

$15.02	0.91%	1.23%	0.95%	8.84%	11%	$11

106 Wells Fargo Advantage International Stock Funds	Financial Highlights

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	Calculated based upon average shares outstanding

4.	Commencement of class operations.

5.	For the one month ended October 31, 2010. The Fund changed it fiscal year end from September 30 to October 31, effective October 31, 2010.

6.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Evergreen Emerging Markets Growth Fund became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Emerging Markets Growth Fund.

7.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Opportunities Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Global Opportunities Fund.

8.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen International Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen International Equity Fund. The per share information has been adjusted to give effect to this transaction.

9.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Intrinsic World Equity Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Intrinsic World Equity Fund.

10.	For the ten months ended October 31, 2007. The Fund changed it fiscal year end from December 31 to October 31, effective October 31, 2007.

11.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Global Large Cap Equity Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Global Large Cap Equity Fund.

12.	On May 21, 2007, the predecessor fund acquired the net assets of Atlas Global Growth Fund (“Atlas Fund”). Atlas Fund was the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 21, 2007 are those of Atlas Fund.

13.	Amount includes the impact of proceeds from a regulatory settlement which was received by the Fund from an unaffiliated third party. Without the proceeds from the settlement, total return would have been 10.68%, 9.48% and 10.91% for Class A, Class C and Administrator Class, respectively.
The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 107
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Asia Pacific Fund (“Asia Pacific Fund”), Wells Fargo Advantage Disciplined Global Equity Fund (“Disciplined Global Equity Fund”), Wells Fargo Advantage Diversified International Fund (“Diversified International Fund”) (formerly, Wells Fargo Advantage International Equity Fund), Wells Fargo Advantage Emerging Markets Equity Fund (“Emerging Markets Equity Fund”) (formerly, Wells Fargo Advantage Emerging Markets Equity Fund II), Wells Fargo Advantage Global Opportunities Fund (“Global Opportunities Fund”), Wells Fargo Advantage International Equity Fund (“International Equity Fund”) (formerly, Wells Fargo Advantage International Core Fund) and Wells Fargo Advantage Intrinsic World Equity Fund (“Intrinsic World Equity Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed all of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund	Acquired Evergreen Fund

Disciplined Global Equity Fund	Evergreen Global Large Cap Equity Fund
Global Opportunities Fund	Evergreen Global Opportunities Fund
Intrinsic World Equity Fund	Evergreen Intrinsic World Equity Fund
Class A, Class B, Class C and Class I shares of Evergreen Global Large Cap Equity Fund received Class A, Class A, Class C and Administrator Class shares, respectively, of Disciplined Global Equity Fund in the reorganization.
Class A, Class B, Class C and Class I shares of Evergreen Global Opportunities Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of Global Opportunities Fund in the reorganization.
Class A, Class B, Class C and Class I shares of Evergreen Intrinsic World Equity Fund received Class A, Class A, Class C and Administrator Class shares, respectively, of Intrinsic World Equity Fund in the reorganization.
Also, effective at the close of business on July 16, 2010, the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund were acquired by Wells Fargo Advantage Emerging Markets Equity Fund II, which was created to receive the assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund, in an exchange for shares of the newly created Wells Fargo Advantage Emerging Markets Equity Fund II. Following the reorganizations, Wells Fargo Advantage Emerging Markets Equity Fund II was renamed Wells Fargo Advantage Emerging Markets Equity Fund. In each reorganization transaction, Evergreen Emerging Markets Growth Fund became the accounting and performance survivor. As a result, the accounting and performance history of Evergreen Emerging Markets Growth Fund has been carried forward in the financial statements of Emerging Markets Equity Fund contained herein.
After the close of business on July 16, 2010, Wells Fargo Advantage International Core Fund acquired the net assets of Evergreen International Equity Fund in an exchange for shares of Wells Fargo Advantage International Core Fund. Following the reorganization, Wells Fargo Advantage International Core Fund was renamed Wells Fargo Advantage International Equity Fund. Evergreen International Equity Fund became the accounting and performance survivor in the transaction. As a result, the accounting and performance history of Evergreen International Equity Fund has been carried forward in the financial statements of International Equity Fund contained herein.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the

108 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 109
realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for Asia Pacific Fund and Diversified International Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. Wells Fargo Bank, N.A. had waived a portion of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
Futures contracts
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

110 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed	Accumulated Net
	(Overdistributed)	Realized Gains (Losses)
	Income (Loss)	on Investments	Paid-in Capital

Asia Pacific Fund	$(67,764)	$67,768	$(4)
Disciplined Global Equity Fund	33,359	2,047,276	(2,080,635)
Diversified International Fund	11,840	748,701	(760,541)
Emerging Markets Equity Fund	(951,392)	1,006,586	(55,194)
Global Opportunities Fund	(209,450)	208,937	513
International Equity Fund	(336,278)	586,319	(250,041)
Intrinsic World Equity Fund	(31,949)	31,949	0
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. It is the policy of each Fund of the Trust to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At October 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2016	2017	2018

Asia Pacific Fund	$90,181,236	$80,817,204	$0
Disciplined Global Equity Fund	0	8,548,169	737,120
Diversified International Fund	16,110,795	95,119,882	0
Emerging Markets Equity Fund	25,750,716	22,695,719	0
Global Opportunities Fund	0	81,628,224	0
International Equity Fund	171,044,854	0	0
Intrinsic World Equity Fund	0	13,228,770	1,273,005
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 111
and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of October 31, 2010, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

			Significant
		Significant Other	Unobservable
	Quoted Price	Observable Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Asia Pacific Fund
Equity securities
Common stocks	$285,393,495	$0	$0	$285,393,495
Warrants	0	118,320	0	118,320
Investment companies	6,635,153	0	0	6,635,153
Short-term investments
Investment companies	19,353,844	6,348,215	0	25,702,059

Total	$311,382,492	$6,466,535	$0	$317,849,027

Disciplined Global Equity Fund
Equity securities
Common stocks	$64,320,974	$0	$0	$64,320,974
Preferred stocks	800,829	0	0	800,829
Rights	0	3,902	0	3,902
Short-term investments
U.S. Treasury obligations	124,975	0	0	124,975
Investment companies	484,543	3,991,195	0	4,475,738

Total	$65,731,321	$3,995,097	$0	$69,726,418

Diversified International Fund
Equity securities
Common stocks	$465,375,776	$0	$103,217	$465,478,993
Preferred stocks	3,789,240	0	0	3,789,240
Investment companies	822,540			822,540
Rights	0	61,350	0	61,350
Short-term investments
Investment companies	4,445,231	11,034,316	0	15,479,547

Total	$474,432,787	$11,095,666	$103,217	$485,631,670

112 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements

			Significant
		Significant Other	Unobservable
	Quoted Price	Observable Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Emerging Markets Equity Fund
Equity securities
Common stocks	$1,338,804,161	$0	$0	$1,338,804,161
Preferred stocks	37,201,292	0	0	37,201,292
Convertible debenture	0	0	189,530	189,530
Short-term investments
Investment companies	122,092,956	294,078,442	0	416,171,398

Total	$1,498,098,409	$294,078,442	$189,530	$1,792,366,381

Global Opportunities Fund
Equity securities
Common stocks	$340,249,242	$0	$0	$340,249,242
Investment companies	2,184,176	0	0	2,184,176
Short-term investments
Investment companies	9,930,995	49,807,054	0	59,738,049

Total	$352,364,413	$49,807,054	$0	$402,171,467

International Equity Fund
Equity securities
Common stocks	$615,228,960	$0	$0	$615,228,960
Preferred stocks	13,652,612	0	0	13,652,612
Rights	0	142,535	0	142,535
Short-term investments
Investment companies	70,656	50,095,894	0	50,166,550

Total	$628,952,228	$50,238,429	$0	$679,190,657

Intrinsic World Equity Fund
Equity securities
Common stocks	$100,587,438	$0	$0	$100,587,438
Short-term investments
Investment companies	593,674	17,324,879	0	17,918,553

Total	$101,181,112	$17,324,879	$0	$118,505,991

Transfers in and transfers out are recognized at the end of the reporting period. Foreign securities were transferred out of Level 2 and into Level 1 since adjustments to prices of foreign securities due to movements against a specified benchmark were not necessary at October 31, 2010.

	Level 2 to Level 1 transfers
	Common stocks	Preferred stocks

Disciplined Global Equity Fund	$19,349,636	$326,670
Emerging Markets Equity Fund	529,682,326	0
Global Opportunities Fund	86,268,945	0
International Equity Fund	426,824,100	13,652,614
Intrinsic World Equity Fund	42,150,438	0
Further details on the major security types listed above can be found in each Fund’s Portfolio of Investments.

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 113
As of October 31, 2010, the inputs used in valuing the Funds’ other financial instruments, which are carried at fair value, were as follows:

			Significant
		Significant Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Other financial instruments	(Level 1)	(Level 2)	(Level 3)	Total

Futures contracts
Disciplined Global Equity Fund	$0	$3,885	$0	$3,885
Forward foreign currency contracts
Diversified International Fund	0	12,420	0	12,420
International Equity Fund	0	53,165	0	53,165
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

		Diversified
	Asia Pacific Fund	International Fund

	Common Stocks	Common Stocks
Balance as of September 30, 2010	$151,725	$0
Realized gains or losses	0	0
Change in unrealized gains or losses	8,353	15,925
Net purchases (sales)	0	87,292
Transfer in and/or out of Level 3	(160,078)	0
Balance as of October 31, 2010	$0	$103,217
Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2010	$0	$15,925

Emerging Markets
Equity Fund

Convertible
debentures
Balance as of October 31, 2009	$0
Accrued discounts or premiums	0
Realized gains or losses	0
Change in unrealized gains or losses	0
Net purchases (sales)	0
Transfer in from acquisitions	189,530
Transfer in and/or out of Level 3	0
Balance as of October 31, 2010	$189,530
Change in unrealized gains or losses included in earnings relating to securities still held at October 31, 2010	$0
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-advisers, who are responsible for day-today portfolio management of the Funds.

114 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
Pursuant to the contract, Funds Management is paid an annual investment advisory fee which is calculated based on the average daily net assets of each Fund as follows:

							Effective rate for
	Effective July 19, 2010		Prior to July 19, 2010				period ended
	starting at	declining to	starting at		declining to		October 31, 2010

Asia Pacific Fund	1.10%	0.95%	1.10%		0.95%		1.10%
Disciplined Global Equity Fund	0.70%	0.55%	0.87	%*	0.70	%*	0.82%
Diversified International Fund	0.85%	0.70%	0.95%		0.80%		0.85%
Emerging Markets Equity Fund	1.10%	0.95%	1.30	%*	1.00	%*	1.11%
Global Opportunities Fund	0.90%	0.80%	0.91	%*	0.66	%*	0.89%
International Equity Fund	0.85%	0.70%	0.66	%^	0.36	%^	0.53%
Intrinsic World Equity Fund	0.80%	0.65%	0.62	%*	0.45	%*	0.67%

*	Prior to July 19, 2010, the predecessor Evergreen fund paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management.

^	Prior to July 19, 2010, the predecessor Evergreen fund paid an investment advisory fee to EIMC based on the aggregate average daily net assets of predecessor Evergreen Fund and its variable annuity counterpart, Evergreen VA International Equity Fund.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Funds. Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, Artisan Partners Limited Partnership, LSV Asset Management and Metropolitan West Capital Management, an affiliate of Funds Management, to serve as investment sub-advisers of the Funds. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. The investment sub-advisers are each paid an annual investment sub-advisory fee which is calculated based on the average daily net assets of each Fund as follows:

		Annual investment sub-advisory fee
	Investment sub-adviser	starting at		declining to

Asia Pacific Fund	Wells Capital Management	0.65%		0.45%
Disciplined Global Equity Fund	Wells Capital Management	0.45	%***	0.40	%***
Diversified International Fund	Artisan Partners Limited Partnership	0.70%		0.50%
	Wells Capital Management*	0.45%		0.40%
	LSV Asset Management	0.35%		0.30%
Emerging Markets Equity Fund	Wells Capital Management	0.65%		0.45%
Global Opportunities Fund	Wells Capital Management	0.55%		0.40%
International Equity Fund	Wells Capital Management	0.45%		0.40%
Intrinsic World Equity Fund	Metropolitan West Capital Management**	0.35%		0.20%

*	Effective July 19, 2010, EIMC was replaced by Wells Capital Management as an investment sub-adviser to the Fund and was paid an annual investment sub-advisory fee at the same rates as is currently paid to Wells Capital Management.

**	Prior to July 19, 2010, Metropolitan West Capital Management was paid by EIMC, the predecessor fund’s investment adviser at the same rates.

***	Prior to August 25, 2010, Wells Capital Management was paid a fee which started at 0.35% and declined to 0.30% as average net assets increased.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 115

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Class A, Class B, and Class C	All asset levels	0.26 *
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Investor Class	All asset levels	0.33 **

*	Prior to July 19, 2010, the class-level administration fee for Class A, Class B and Class C was 0.28%.

**	Prior to July 19, 2010, the class-level administration fee for Investor Class was 0.38%.
Prior to July 19, 2010, the predecessor funds of Disciplined Global Equity Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Equity Fund and Intrinsic World Equity Fund each paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Prior to July 19, 2010, the predecessor funds of Disciplined Global Equity Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Equity Fund and Intrinsic World Equity Fund each paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares and at an annual rate of 0.25% of the average daily net assets for Class R shares. Prior to July 19, 2010, Class B and Class C shares of the predecessor funds of Disciplined Global Equity Fund, Emerging Markets Equity Fund, Global Opportunities Fund, International Equity Fund and Intrinsic World Equity Fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class. Prior to July 19, 2010, Class R shares of the predecessor fund of International Equity Fund did not pay any distribution fees.
For the year ended October 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges		Contingent deferred sales charges
	Class A		Class A	Class B		Class C
Asia Pacific Fund	$8	*	$0	NA		$0
Disciplined Global Equity Fund	995		0	$1,854	+	29
Diversified International Fund	43	*	0	11	*	0
Emerging Markets Equity Fund	$148,513		$3,812	$60,306		$44,548
Global Opportunities Fund	12,324		5,581	96,237		1,118
International Equity Fund	3,602		0	41,864		927
Intrinsic World Equity Fund	635		0	1,102	+	0

*	Amounts are for the one month ended October 31, 2010.

+	Reflects amounts related to Class B shares of the predecessor fund which became Class A shares on July 19, 2010.

116 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class R shares of the predecessor fund of International Equity Fund paid shareholder servicing fees at an annual rate of 0.50% of its average daily net assets.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations for the year ended October 31, 2010, were as follows:

	Purchases at Cost		Sales Proceeds
Asia Pacific Fund	$32,239,368	*	$43,163,176	*
Disciplined Global Equity Fund	37,004,620		43,654,907
Diversified International Fund	22,926,959	*	26,490,366	*
Emerging Markets Equity Fund	453,075,746		50,271,255
Global Opportunities Fund	328,724,397		385,038,137
International Equity Fund	324,108,966		796,454,256
Intrinsic World Equity Fund	11,341,401		27,388,914

*	Amounts are for the one month ended October 31, 2010.
6. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2010, the Disciplined Global Equity Fund entered into futures contracts for hedging purposes.
At October 31, 2010, Disciplined Global Equity Fund had long futures contracts outstanding as follows:

			Initial Contract	Value at	Net Unrealized
Expiration Date	Contracts	Type	Amount	October 31, 2010	Gains (Losses)
December 2010	9 Long	S&P 500 Index	$529,328	$530,865	$1,537
December 2010	1 Long	Dow Jones Euro STOXX 50 Index	38,891	39,513	622
December 2010	1 Long	FTSE 100 Index	88,983	90,709	1,726
Disciplined Global Equity Fund had an average contract amount of $794,454 in long futures contracts during the year ended October 31, 2010.
During the year ended October 31, 2010, the Diversified International Fund, Global Opportunities Fund and International Equity Fund entered into forward foreign currency exchange contracts for hedging purposes.
At October 31, 2010, the Funds had forward foreign currency contracts outstanding as follows:
Forward Foreign Currency Contracts to Buy:

		Contracts to	U.S. Value at	In Exchange for	Net Unrealized
	Exchange Date	Receive	October 31, 2010	U.S. $	Gains (Losses)
Diversified International Fund	11/12/2010	2,061,500 GBP	$3,303,006	$3,217,693	$85,313
International Equity Fund	11/12/2010	8,824,000 GBP	14,138,115	13,772,940	365,175
Forward Foreign Currency Contracts to Sell:

		Contracts to	U.S. Value at	In Exchange for	Net Unrealized
	Exchange Date	Deliver	October 31, 2010	U.S. $	Gains (Losses)
Diversified International Fund	11/12/2010	2,061,500 GBP	$3,303,006	$3,230,113	$(72,893)
International Equity Fund	11/12/2010	8,824,000 GBP	14,138,115	13,826,105	(312,010)

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 117
As of October 31, 2010, Global Opportunities Fund did not have any open forward foreign currency contracts. The Funds had average market values in forward foreign currency contracts during the period ended October 31, 2010 as follows:

	Forward Foreign	Forward Foreign
	Currency Contracts	Currency Contracts
	to Buy	to Sell
Diversified International Fund	$3,925,631 *	$4,879,952 *
Global Opportunities Fund	17,831,534	27,176,781
International Equity Fund	46,285,838	79,474,322

*	Amounts are for the one month ended October 31, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
7. ACQUISITONS
After the close of business on July 16, 2010, Emerging Markets Equity Fund (formerly Wells Fargo Advantage Emerging Markets Equity Fund II) acquired the net assets of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund. Shareholders holding Class A, Class B and Class C shares of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund received Class A, Class B and Class C shares, respectively, of Emerging Markets Equity Fund in the reorganizations. Class I shares of Evergreen Emerging Markets Growth Fund received Administrator Class shares of Emerging Markets Equity Fund. Administrator Class shares of Wells Fargo Advantage Emerging Markets Equity Fund received Administrator Class shares of Emerging Markets Equity Fund. The investment portfolio of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund with fair values of $940,934,846 and $104,854,236, respectively, and identified costs of $794,372,539 and $105,814,107, respectively, at July 16, 2010, were the principal assets acquired by Emerging Markets Equity Fund. For financial reporting purposes, assets received and shares issued by Emerging Markets Equity Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund were carried forward to align ongoing reporting of Emerging Markets Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains/losses acquired, exchange ratio and number of shares issued were as follows:

	Value of Net	Unrealized	Exchange	Number of
Acquired Fund	Assets Acquired	Gains (Losses)	Ratio	Shares Issued
Evergreen Emerging Markets Growth Fund	$942,448,909	$146,562,307	1.00	28,326,028 Class A
			1.00	1,563,012 Class B
			1.00	9,580,034 Class C
			1.00	12,984,854 Administrator Class
Wells Fargo Advantage Emerging Markets Equity Fund	$140,035,923	$(959,871)	1.86	6,401,149 Class A
			2.04	178,594 Class B
			2.05	120,371 Class C
			1.78	954,372 Administrator Class
The aggregate net assets of Emerging Markets Equity Fund immediately after the acquisitions were $1,082,484,832.

118 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
Assuming the acquisitions had been completed November 1, 2009, the beginning of the annual reporting period for Emerging Markets Equity Fund, the pro forma results of operations for the year ended October 31, 2010 would have been

Net investment income	$1,886,861
Net realized and unrealized gains/losses on investments	$253,695,622
Net increase in net assets resulting from operations	$255,582,483
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Emerging Markets Growth Fund and Wells Fargo Advantage Emerging Markets Equity Fund that have been included in Emerging Markets Equity Fund’s Statement of Operations since July 19, 2010.
Effective at the close of business on July 16, 2010, Wells Fargo Advantage International Core Fund acquired the net assets of Evergreen International Equity Fund. Wells Fargo Advantage International Core Fund was renamed Wells Fargo Advantage International Equity Fund after the reorganization and became the legal survivor in the transaction. Evergreen International Equity Fund became the accounting and performance survivor in the transaction. The purpose of the transaction was to combine 2 funds with similar investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of all of the shares of Evergreen International Equity Fund. Shareholders holding Class A, Class B, Class C, Class I and Class R shares of Evergreen International Equity Fund received Class A, Class B, Class C, Institutional Class and Class R shares, respectively, of the International Equity Fund in the reorganization. The exchange ratio and number of shares issued to the Evergreen International Equity Fund were as follows:

Acquired Fund	Exchange Ratio	Number of Shares Issued
Evergreen International Equity Fund	0.72	23,466,321 Class A
	0.72	2,096,391 Class B
	0.71	3,385,599 Class C
	0.72	41,069,005 Institutional Class
	0.71	444,042 Class R
The investment portfolio of the International Equity Fund with a fair value of $3,465,243, identified cost of $3,076,152 and unrealized appreciation of $389,091 at July 16, 2010 were the principal assets acquired by the accounting and performance survivor. The shares and net assets of the International Equity Fund immediately prior to the acquisition were 388,539 and $3,445,411, respectively. The aggregate net assets of Evergreen International Equity Fund immediately prior to the acquisition was $628,217,626. The aggregate net assets of the International Equity Fund immediately after the acquisition were $631,663,037. For financial reporting purposes, assets received and shares issued by International Equity Fund were recorded at fair value; however, the cost basis of the investments received from International Equity Fund was carried forward to align ongoing reporting of International Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
Assuming the acquisition had been completed November 1, 2009, the beginning of the annual reporting period for International Equity Fund, the pro forma results of operations for the year ended October 31, 2010 would have been:

Net investment income	$7,904,908
Net realized and unrealized gains on investments	$113,855,703
Net increase in net assets resulting from operations	$121,760,611
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the International Equity Fund that have been included in the Statement of Operations since July 19, 2010.
8. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under

Notes to Financial Statements	Wells Fargo Advantage International Stock Funds 119
the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Funds paid an annual commitment fee equal to 0.15% of the unused balance, which was allocated pro rata.
During the period ended October 31, 2010, there were no borrowings by the Funds under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the tax years ended October 31, 2010, and October 31, 2009 were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2010	2009	2010	2009	2010	2009
Disciplined Global Equity Fund	$959,581	$1,084,246	$0	$1,724,264	$0	$0
Emerging Markets Equity Fund	911,356	3,271,629	0	46,937,045	0	0
Global Opportunities Fund	1,159,746	1,083,172	0	0	0	0
Intrinsic World Equity Fund	881,743	2,207,987	0	17,141,735	0	0
The tax year end for Asia Pacific Fund, Diversified International Fund and International Equity Fund changed from September 30 to October 31 effective on October 31, 2010. The tax character of distributions paid for the one month ended October 31, 2010, year ended September 30, 2010 and year ended September 30, 2009 were as follows:

	Ordinary Income			Long-Term Capital Gain
	October	September	September	October	September	September
	31, 2010	30, 2010	30, 2009	31, 2010	30, 2010	30, 2009
Asia Pacific Fund	$0	$5,579,009	$155,567	$0	$0	$0
Diversified International Fund	0	5,773,989	9,436,213	0	0	46,725,833
International Equity Fund	0	29,553	83,214	0	0	0
As of October 31, 2010, the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed
	Ordinary	Unrealized	Capital Loss
	Income	Gains (Losses)	Carryforward
Asia Pacific Fund	$1,736,251	$40,133,340	$(170,998,440)
Disciplined Global Equity Fund	663,153	6,008,142	(9,285,289)
Diversified International Fund	6,284,037	32,278,443	(111,230,677)
Emerging Markets Equity Fund	731,618	336,658,312	(48,446,435)
Global Opportunities Fund	68,000	66,276,035	(81,628,224)
International Equity Fund	1,183,573	147,050,838	(171,044,854)
Intrinsic World Equity Fund	729,173	(1,842,940)	(14,501,775)
10. REGULATORY SETTLEMENT PROCEEDS
During the year ended October 31, 2010, Disciplined Global Equity received $2,080,711 due to the settlement of administrative proceedings against an unaffiliated third party involving findings by the Securities and Exchange Commission of market timing activity in certain mutual funds. The settlement proceeds received are recorded as an increase to paid-in capital in the financial statements of Disciplined Global Equity Fund contained herein.

120 Wells Fargo Advantage International Stock Funds	Notes to Financial Statements
11. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.
12. SUBSEQUENT DISTRIBUTIONS
On December 16, 2010, the Funds declared distributions from net investment income to shareholders of record on December 15, 2010. The per share amounts payable on December 17, 2010, were as follows:

Net Investment
Income
Asia Pacific Fund
Class A	$0.04499
Class C	$0.12801
Administrator Class	$0.08770
Institutional Class	$0.09104
Investor Class	$0.05705

Disciplined Global Equity Fund
Class A	$0.14804
Class C	$0.04040
Administrator Class	$0.18566
Institutional Class	$0.19331

Diversified International Fund
Class A	$0.11044
Class B	$0.00000
Class C	$0.04059
Administrator Class	$0.12550
Institutional Class	$0.14800
Investor Class	$0.10696

Emerging Markets Equity Fund
Class A	$0.00183
Class B	$0.00000
Class C	$0.00000
Administrator Class	$0.02102
Institutional Class	$0.04697

International Equity Fund
Class A	$0.00542
Class B	$0.00000
Class C	$0.00000
Administrator Class	$0.02878
Institutional Class	$0.03266
Investor Class	$0.00000

Intrinsic World Equity Fund
Class A	$0.11125
Class C	$0.00930
Administrator Class	$0.14026
Institutional Class	$0.15360
These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage International Stock Fund 121
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Asia Pacific Fund, Wells Fargo Advantage Disciplined Global Equity Fund, Wells Fargo Advantage Diversified International Fund, Wells Fargo Advantage Emerging Markets Equity Fund, Wells Fargo Advantage Global Opportunities Fund, Wells Fargo Advantage International Equity Fund, and Wells Fargo Advantage Intrinsic World Equity Fund, seven of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of October 31, 2010, and the related statements of operations for the years or periods then ended, statements of changes in net assets and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of October 31, 2010, the results of their operations for the years or periods then ended, changes in their net assets and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2010

122 Wells Fargo Advantage International Stock Funds	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at www.wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 29, 2010, a Special Meeting of Shareholders for the Evergreen Global Large Cap Equity Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Global Large Cap Equity Fund into Wells Fargo Advantage Disciplined Global Equity Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$30,304,326
Net assets voted “Against”	$1,523,465
Net assets voted “Abstain”	$3,131,514
On June 29, 2010, a Special Meeting of Shareholders for the Evergreen Emerging Market Growth Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Emerging Market Growth Fund into Wells Fargo Advantage Emerging Market Equity Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$1,859,358
Net assets voted “Against”	$105,155
Net assets voted “Abstain”	$247,925
On June 29, 2010, a Special Meeting of Shareholders for the Evergreen Global Opportunities Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Global Opportunities Fund into Wells Fargo Advantage Global Opportunities Fund, a new series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$160,894,764
Net assets voted “Against”	$5,523,707
Net assets voted “Abstain”	$9,707,020
On June 8, 2010, a Special Meeting of Shareholders for the Evergreen International Equity Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen International Equity Fund into Wells Fargo Advantage International Core Fund, a series of Wells Fargo Funds Trust, a Delaware statutory trust:

Net assets voted “For”	$648,082,515
Net assets voted “Against”	$4,138,100
Net assets voted “Abstain”	$7,740,011
On June 21, 2010, a Special Meeting of Shareholders for the Evergreen Intrinsic World Equity Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Intrinsic World Equity Fund into Wells Fargo Advantaged Intrinsic World Equity Fund, a new series of Wells Fargo Fund Trust, a Delaware statutory trust:

Net assets voted “For”	$47,239,247
Net assets voted “Against”	$3,859,689
Net assets voted “Abstain”	$4,900,674

Other Information (Unaudited)	Wells Fargo Advantage International Stock Funds 123
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, each Fund designates the following percentage of their ordinary income dividends distributed during the tax year ended October 31, 2010, and for the tax year ended September 30, 2010 for Diversified International Fund, as qualifying for the corporate dividends-received deduction.

Dividend-Received
Deduction (% of
Ordinary Fund
Income dividends)
Disciplined Global Equity Fund	59.95
Diversified International Fund	1.39
International Equity Fund	57.08
Intrinsic World Equity Fund	51.11
Pursuant to Section 1(h)(11) of the Internal Revenue Code, each Fund designates the following amounts of their income dividends paid during the tax year ended October 31, 2010, and for the tax year ended September 30, 2010 for Diversified International Fund, as qualifying dividend income (QDI):

QDI
Disciplined Global Equity Fund	$959,581
Diversified International Fund	5,883,208
Emerging Markets Equity Fund	452,231
Global Opportunities Fund	1,349,652
International Equity Fund	14,433,026
Intrinsic World Equity Fund	988,050
Pursuant to Section 871(k)(1)(C) of the Internal Revenue Code, the Funds designate the following amounts of their income dividends paid during the year ended October 31, 2010, as interest-related dividends:

Interest-Related
Dividends
Intrinsic World Equity Fund	$43
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year or period ended October 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

		Portion of Ordinary
		Income Distribution
	Foreign Source	derived from	Creditable Foreign
	Income	Foreign Source Income	Taxes Paid	Per Share Amount
Emerging Markets Equity Fund	$7,365,525	98.14%	$452,212	$0.0065
Global Opportunities Fund	3,301,388	100.00%	189,906	0.0164
Intrinsic World Equity Fund	1,815,004	100.00%	106,306	0.0158
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

124 Wells Fargo Advantage International Stock Funds	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund are publicly available on the Funds’ Web site (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage International Stock Funds 125

Name and	Position Held and
Year of Birth	Length of Service[2]	Principal Occupations During Past Five Years	Other Directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

126 Wells Fargo Advantage International Stock Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage International Stock Funds 127
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1-888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127196 12-10
AISLD/AR108 10-10

Annual Report October 31, 2010 WELLS FARGO ADVANTAGE SMALL AND MID CAP STOCK FUNDS n Wells Fargo Advantage Intrinsic Small Cap Value Fund (formerly Wells Fargo Advantage Small Cap Disciplined Fund) n Wells Fargo Advantage Small Cap Growth Fund n Wells Fargo Advantage Small Cap Opportunities Fund n Wells Fargo Advantage Small Cap Value Fund n Wells Fargo Advantage Small/Mid Cap Value Fund n Wells Fargo Advantage Special Small Cap Value Fund n Wells Fargo Advantage Traditional Small Cap Growth Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of
prospectuses and shareholder reports at
www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2

Performance Highlights
Wells Fargo Advantage Intrinsic Small Cap Value Fund	6
Wells Fargo Advantage Small Cap Growth Fund	12
Wells Fargo Advantage Small Cap Opportunities Fund	16
Wells Fargo Advantage Small Cap Value Fund	20
Wells Fargo Advantage Small/Mid Cap Value Fund	24
Wells Fargo Advantage Special Small Cap Value Fund	30
Wells Fargo Advantage Traditional Small Cap Growth Fund	36

Fund Expenses	41

Portfolio of Investments
Wells Fargo Advantage Intrinsic Small Cap Value Fund	44
Wells Fargo Advantage Small Cap Growth Fund	48
Wells Fargo Advantage Small Cap Opportunities Fund	53
Wells Fargo Advantage Small Cap Value Fund	60
Wells Fargo Advantage Small/Mid Cap Value Fund	66
Wells Fargo Advantage Special Small Cap Value Fund	72
Wells Fargo Advantage Traditional Small Cap Growth Fund	78

Financial Statements
Statements of Assets and Liabilities	84
Statements of Operations	86
Statements of Changes in Net Assets	90
Financial Highlights	100

Notes to Financial Statements	108

Report of Independent Registered Public Accounting Firm	123

Other Information	124

List of Abbreviations	128
The views expressed are as of October 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Small and Mid Cap Stock Funds.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978
Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $227 billion in assets under management, as of October 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Small and Mid Cap Stock Funds	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The National Bureau of Economic Research declared that the recession that began in
December 2007 ended in June 2009. In spite of the indicators that the economy is growing, many market participants and economists continue to question the sustainability of the current recovery.
Dear Valued Shareholder,
We are pleased to introduce you to Wells Fargo Advantage Funds. There is access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Many of our shareholders received an annual report less than 12 months ago. The reason for this is that with the merger of the Wells Fargo Advantage Funds and the Evergreen Funds in July of 2010, we are in the process of re-aligning the fiscal year-end dates of our funds. Going forward, shareholder reports for these Wells Fargo Advantage Small and Mid Cap Stock Funds will be based on fiscal year-end of October 31st.
Following is your annual report for the Wells Fargo Advantage Small and Mid Cap Stock Funds for the period that ended October 31, 2010. The period could be described as a roller-coaster ride, both on the economic front and across the equity markets. The increasing strength of key economic data that highlighted the first part of the period moderated over the final six months of the fiscal year. In turn, during the first few quarters of the period, the financial markets built upon the impressive rally that began in early 2009 but gave back some of those gains as volatility returned during the summer months. Despite the heightened market volatility during the period, we believe that the advance in the financial markets since early 2009 underscores the importance of maintaining a disciplined focus on a long-term investment strategy. Although periods of volatility can be challenging for investors, staying focused on a long-term strategy based on individual goals and risk tolerance can help avoid missing out on potential periods of strong recovery.
Economic growth turned positive after severe contraction.
Economic growth improved throughout the period, as the economy continued to slowly recover from the deepest recession since the 1930s. As an example, gross domestic product (GDP), which contracted for four consecutive quarters between late 2008 and late 2009—something not seen in at least 60 years—remained positive throughout the past 12 months. After turning positive for the third quarter of 2009, GDP growth was 3.7% and 1.7% in the first and second quarters of 2010, respectively. Recently, the National Bureau of Economic Research declared that the recession that began in December 2007 ended in June 2009. In spite of the indicators that the economy is growing, many market participants and economists continue to question the sustainability of the current recovery.
The unemployment rate edged down but remained elevated.
Employment data turned positive early in the period, softened over the summer months, and improved at the end of the reporting period. More specifically, the unemployment rate, which peaked at 10.1% in October 2009, its highest level in more than 25 years, edged down to 9.6% in October 2010. After U.S. employers added 313,000 workers in April 2010 and 433,000 workers in May, the economy lost an average of 103,000 each month between June and August. While some of the decline in payroll employment over the summer was a result of the end of temporary government employees working on Census 2010, jobs increased by 64,000 and 159,000 in September and October, respectively.

Letter to Shareholders	Wells Fargo Advantage Small and Mid Cap Stock Funds 3
Other economic data were mixed, further illustrating the roller-coaster trend during the period and raising some concerns about the potential sustainability of the recovery. Retail sales were strong through April 2010 but then declined through most of the summer before rising again in September and October on the strength of increased auto sales. Consumer confidence continued to weaken during the final months of the period, as consumers remained concerned about income, job prospects, and the potential effects of the midterm elections on fiscal and tax policy. New and existing home sales, perceived by many as the key to a sustainable, long-term recovery, also reported mixed results over the year. The rate of home sales, which modestly improved in the spring, weakened during the summer. However, the rate of new home sales remained unchanged from August to September.
The Fed continued to focus on economic stimulus.
Despite extensive quantitative easing measures by the Federal Reserve, bank lending remained constrained during the period, which indicates that the trillions of dollars of government stimulus added to the monetary system might not have an inflationary impact in the near term. Throughout the period, the Federal Open Market Committee (FOMC) held the federal funds rate between 0% and 0.25%—a level it first targeted in December 2008. The Fed did, however, begin to remove some of its unconventional stimulus measures during the spring. After concluding its purchases of longer-term Treasuries in October 2009, the Fed also ended its program to invest in mortgage-backed securities in March 2010.
In recent months, the FOMC’s official statements have noted a continuation of the economic recovery and gradual improvement in the labor market. The FOMC has also cited increases in both household and business spending. However, it has also noted that unemployment remains high and credit continues to be tight, reiterating that it is likely to keep the federal funds rate at exceptionally low levels for an extended period because of the continued substantial economic slack. Over the last couple of months of the period, there were indications from various Fed officials that they were considering another round of quantitative easing, being referred to as “QE2,” to aid the economy toward a sustainable rate of recovery. Just after the period ended, at its November 3, 2010 meeting, the FOMC did announce that it would expand the Fed’s balance sheet through the $600 billion purchase of long-term U.S. Treasuries over the next couple of quarters.
Financial markets saw a shift in sentiment as volatility spiked.
The equity markets saw a significant shift in sentiment during the period. The strong rally that began in early 2009 continued through April 2010, but growing concerns about the strength of global economic growth resulted in a rapid correction between May and August. However, the U.S. equity markets enjoyed one of the strongest September rallies in history, as well as a good October, when the Dow Jones Industrial Average returned to levels not seen since early spring. Volatility, as measured by the Chicago Board Options Exchange Volatility Index (VIX), declined during the early months of the period to the lows of early 2008 but then spiked throughout May and June to levels last seen in the beginning of 2009. Although volatility moderated over the last couple months of the reporting period, the VIX remained elevated.

4 Wells Fargo Advantage Small and Mid Cap Stock Funds	Letter to Shareholders
Despite macroeconomic concerns, strong corporate earnings over the past few quarters have helped support long-term equity growth prospects.
Despite macroeconomic concerns, strong corporate earnings over the past few quarters have helped support long-term equity growth prospects. As a result, for the full 12-month period, the S&P 500 Index advanced 16.5%, the NASDAQ Composite Index advanced 22.6%, and the Dow Jones Industrial Average advanced 17.6%. Moreover, the Russell Midcap® Index advanced 27.7%, the Russell 2000® Index of small-cap stocks advanced 25.6%, and the Russell 1000® Index of large-cap stocks advanced 17.7%.
Don’t let short-term volatility derail long-term investment goals.
The period saw renewed volatility and a correction in the equity markets; however, we believe that the significant rebound experienced over the past 18 months underscores the importance of maintaining a focus on long-term investment goals through periods of volatility so investors don’t miss potential periods of strong recovery. Although periods of volatility can present challenges, we continue to believe that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future.
As a whole, Wells Fargo Advantage Funds® represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. Although diversification may not prevent losses in a downturn, it may help reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help—we offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional or call us at 1-800-222-8222. You may also visit our website at wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds

This page is intentionally left blank.

6 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Intrinsic Small Cap Value Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Metropolitan West Capital Management, LLC
PORTFOLIO MANAGERS

Alex Alvarez, CFA
Jeffrey Peck
Samir Sikka
FUND INCEPTION

March 28, 2002
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	19.88%
Russell 2000® Value Index[1]	24.43%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.46% and 1.58%, respectively. The investment adviser has contractually committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.45%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Intrinsic Small Cap Value Fund Class A shares for the life of the Fund with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 7
Wells Fargo Advantage Intrinsic Small Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	On June 1, 2010, Metropolitan West Capital Management, LLC (MetWest Capital), was selected as the new sub-adviser for the Fund.

▪	Our bottom-up, company-focused stock selection process is the foundation of our investment philosophy. We believe that we have differentiated ourselves from other value investors with a strategy that seeks to identify catalysts with the potential to unlock a company’s intrinsic—or real—value. Our experienced investment team combines an uncompromising focus on high-quality companies, a disciplined investment approach, and a unique sale review process in an attempt to manage the Fund’s risks and help investors achieve their goals.

▪	We managed the Fund for five months out of the 12-month period. The Fund underperformed the Russell 2000® Value Index for the full reporting period.
The Fund underperformed the benchmark during a period marked by a sub-adviser change.
For the full 12-month reporting period that ended October 31, 2010 the Fund underperformed the Russell 2000 Value Index. As measured by various Russell U.S. indexes, mid caps narrowly outperformed their small-cap counterparts for the period, while large companies trailed the pack by a significant margin. When viewed by style, growth outperformed value stocks across all capitalization ranges, creating a slight headwind for value-oriented portfolios.
Unfavorable stock selection within the industrials sector was the largest detractor for the Fund. Investments in the professional services industry—CRA International Incorporated and School Specialty Incorporated in particular—were key detractors. CRA International specializes in litigation and management consulting. CRA’s stock declined over the period as its clients became more cautious and cut spending in consulting and litigation. In addition, the company took a significant restructuring charge earlier in the year by closing an office in a cost-cutting effort. The position was sold as part of the subadvisor transition. As for education company School Specialty, the stock declined as cuts in public funding for schools translated into short-term sales declines and reduced profitability; longer-term, however, our investment thesis remains intact.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

Plantronics Incorporated	2.89%
Cathay General Bancorp	2.83%
Covance Incorporated	2.65%
Entegris Incorporated	2.53%
Ralcorp Holdings Incorporated	2.33%
Copart Incorporated	2.21%
Schawk Incorporated	2.17%
Raymond James Financial Incorporated	2.14%
Group 1 Automotive Incorporated	2.10%
Electronics For Imaging Incorporated	2.01%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

8 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Intrinsic Small Cap Value Fund (continued)
Within the health care sector, key detractors included the legacy position in health care services company Hooper Holmes Incorporated and a more recent investment in Amedisys Incorporated, the largest home health care provider. We took advantage of short-term weakness in Amedisys to add to the position during the period. Medical staffing firm AMN Healthcare Services Incorporated also detracted from relative performance as its stock came under pressure due to its acquisition of Medfinders. While we think this acquisition should prove beneficial over the long term, investors expressed concern that AMN overpaid for this high-quality business.
Our consumer discretionary investments were a bright spot and therefore contributed to performance. Burger King Holdings Incorporated was a notable contributor. The stock rose sharply after an investment firm agreed to acquire the company at a premium to its market value. Several specialty retail names, including Gymboree Corporation (which agreed to be acquired by a private equity firm), also aided results.
Individual security selection resulted in numerous changes to the Fund’s positioning relative to the index.
As a result of the subadvisor change in June 2010, the Fund’s positioning relative to the index shifted noticeably during the year. As of the end of October 2010, relative to the Russell 2000 Value Index, the Fund is most notably overweight in the consumer discretionary, health care, and information technology sectors. The Fund is significantly underweight in financials. It is important to note, however, that the Fund’s sector positioning is a result of individual security selection rather than tactical allocation decisions.
Before we make a new investment in any business, that enterprise must meet three criteria. It must meet our definition of high quality, it must be selling below our estimate of its intrinsic value, and it must possess catalysts that we believe will lead to fundamental positive change within the company (with an expectation of a commensurate improvement in its stock price within our two-year to four-year investment horizon). Since June 1, 2010, we have made seven new investments in the Fund: children’s clothing company Carter’s Incorporated; homebuilder M.D.C. Holdings Incorporated; furniture manufacturer and retailer Ethan Allen Interiors Incorporated; insurer StanCorp Financial Group Incorporated; acute care hospital operator Health Management Associates Incorporated; health care company STERIS Corporation; and data center networking services provider Brocade Communications Systems Incorporated.

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 9
Wells Fargo Advantage Intrinsic Small Cap Value Fund (continued)
We will divest a holding if we believe that the stock has approached its intrinsic value target, if we identify warning signs of possible fundamental deterioration, or if we believe that the stock’s risk/reward profile is no longer attractive relative to the alternatives. Of particular note, we sold two positions—Burger King Holdings Incorporated and ATC Technology Corporation—because they had become acquisition targets and rapidly approached their deal prices.
Although the economic recovery may be slow and the environment uncertain, we retain confidence in our ability to find high-quality investments.
We believe that the worst of our economic woes may be behind us but that the path back to full economic growth may be slow and uneven. Such has been the case, as even with the declaration of the end of the recession, many individuals have yet to feel that the worst is behind them. However, while the domestic recovery may be muted rather than “V-shaped,” global output has rebounded sharply—as have corporate profits, cash flow, and cash balances. Investor uncertainty and economic unevenness during the period created opportunities for us to invest in several high-quality businesses that we had been studying closely for many years. We believe that our bottom-up, research-intensive security selection process will continue to allow us to identify attractive investment opportunities that we hope will perform well in the slow-growth, low-inflation environment that we foresee.

10 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Intrinsic Small Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge			Life of	Excluding Sales Charge			Life of	Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	Fund	6 Month*	1 Year	5 Year	Fund	Gross	Net[7]
Class A (WFSMX)	3/31/2008	(11.13)	13.01	(0.77)	6.82	(5.73)	19.88	0.41	7.56	1.58%	1.46%
Class C (WSCDX)	3/31/2008	(7.14)	17.92	(0.29)	6.92	(6.14)	18.92	(0.29)	6.92	2.32%	2.21%
Administrator Class (WFSDX)	4/8/2005					(5.63)	20.12	0.71	7.77	1.39%	1.21%
Institutional Class (WFSSX)	4/8/2005					(5.53)	20.38	0.91	7.90	1.12%	1.01%
Investor Class (SCOVX)	3/28/2002					(5.71)	19.86	0.39	7.54	1.68%	1.50%
Russell 2000® Value Index[1]						(4.77)	24.43	2.02	5.75

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Prior to June 1, 2010, the Fund was named Wells Fargo Advantage Small Cap Disciplined Fund. Metropolitan West Capital Management replaced Wells Capital Management as a sub-advisor for the Fund effective June 1, 2010. Accordingly, performance figures shown prior to June 1, 2010 do not reflect the principal investment strategies or performance of Metropolitan West Capital Management. Performance shown for Class A, the Administrator Class and the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectuses as supplemented on June 1, 2010.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.45%, Class C at 2.20%, Administrator Class at 1.20%, Institutional Class at 1.00%, and Investor Class at 1.49%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

12 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Cap Growth Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS

Jerome “Cam” Philpott, CFA
Stuart Roberts
FUND INCEPTION

July 13, 1990
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	23.36%
Russell 2000® Growth Index[1]	28.67%
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site - wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.41% and 1.52%, respectively. The investment adviser has contractually committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.40%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Small Cap Growth Fund Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 13
Wells Fargo Advantage Small Cap Growth Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended October 31, 2010.

▪	Leading contributors to the Fund’s relative performance were found in the health care and consumer discretionary sectors.

▪	The primary detractor from performance was adverse stock selection in multiple sectors, including industrials and information technology.
We use a bottom-up investment process that favors individual company fundamentals over top-down, cyclical trends when making allocation decisions.
In health care, the Fund’s holdings outperformed due to exceptional stock selection and an underweight position relative to the index. Excess returns in our positions in the health care sector were driven by solid quarterly results. That group included ev3 Incorporated, an endovascular device company; Volcano Corporation, a medical device company focused on vascular disease; and ViroPharma Incorporated, a biotechnology company with commercial products.
The consumer discretionary sector posted good relative performance, making those holdings the second-strongest group in the portfolio. We found attractive buying opportunities in consumer discretionary and increased the Fund’s weighting in this area. Overall, investors were pleasantly surprised by the strength in the macroeconomic reports at the beginning of 2010, and earnings multiples expanded in consumer stocks. Shutterfly Incorporated, an online photography company, was the leading contributor to performance in the Fund, as the stock advanced more than 110% for the year. Live Nation Incorporated, a global producer of live music concerts, was another top performer in the Fund, as the company posted positive operating results.
While stocks in the industrials sector underperformed the benchmark through an overweight position and marginally weaker stock selection, many individual stock decisions contributed to performance. Polypore International Incorporated, which develops and manufactures separators used primarily in batteries, was a strong stock for the portfolio as lead-acid battery sales were much stronger than expected. Additionally, the company’s sales in lithium batteries were bolstered by better-than-expected sales in consumer devices and growing demand in automobiles. Consistent with our investment process, we sold this position when the shares hit our price target near the end of September. Gardner Denver Incorporated, a global manufacturer of compressors and pumps, was also a solid performer for the Fund, as was The
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

GSI Commerce Incorporated	2.47%
Microsemi Corporation	1.75%
National Cinemedia Incorporarted	1.51%
Synchronoss Technologies Incorporated	1.48%
PMI-Sierra Incorporated	1.44%
Scientific Games Corporation Class A	1.43%
Dollar Financial Corporation	1.43%
Cbeyond Incorporated	1.40%
Wright Express Corporation	1.37%
Coinstar Incorporated	1.32%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

14 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Cap Growth Fund (continued)
Corporate Executive Board Company, a research company on best practices, as the company’s new sales initiatives from last year appear to be gaining traction in the marketplace.
Within the information technology sector, Dell Incorporated and Hewlett-Packard Company started a bidding war for 3Par Incorporated in mid-August, which sparked merger and acquisition (M&A) fever among investors in the storage sector. As a result of this M&A clamor, the sector experienced relatively strong performance as most of the stock prices in the industry pushed higher. Given our valuation discipline, we felt the companies were a bit overpriced at the beginning of the process and were under-owned in the sector.
The portfolio did have several positive contributors within information technology, which included names that benefited from positive earnings releases. These outperformers included GSI Commerce Incorporated, a provider of e-commerce and interactive marketing services, and Gartner Incorporated, an information technology research and advisory company. We did significantly reduce our position in Gartner Incorporated following its earnings release on share price appreciation.
We remain consistent with our investment process and focus on individual company fundamentals.
As of the end of October, equity markets remained volatile, and though the bias appears positive, we have witnessed dramatic price moves in both directions. For most of the past 12 months, investors have often ignored good news while fixating upon bad news. That said, some recent economic news is improving at the margin. The most recent Institute for Supply Management surveys were positive. Nevertheless, the markets have been the most volatile around the release of payroll data. Overall, we have a hard time remembering when macroeconomic data, both domestic and international, had such a profound influence on the direction of daily equity prices. As macroeconomic events have become more influential on the performance of the financial markets during this current market cycle, it has been suggested that individual security analysis and selection has become less important. In our experience, markets go through periods where portfolio managers are distracted by large events. The current debate is about whether the global economy is hitting a soft patch, which is quite common in recoveries, or whether the economy is truly weakening into a double-dip recession. This debate will ultimately be resolved, and the market will then refocus on company fundamentals. We know that our task is to find those companies with excellent growth prospects, and we believe that investors will ultimately be rewarded for our discovery of such investments.

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 15
Wells Fargo Advantage Small Cap Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (MNSCX)	7/13/1990	(9.62)	16.27	6.86	2.34	(4.10)	23.36	8.14	2.95	1.52%	1.41%
Class B (WMNBX)**	6/6/2003	(9.46)	17.35	6.99	2.41	(4.46)	22.35	7.29	2.41	2.27%	2.16%
Class C (WMNCX)	6/6/2003	(5.46)	21.30	7.30	2.18	(4.46)	22.30	7.30	2.18	2.27%	2.16%
Administrator Class (WMNIX)	6/6/2003					(3.96)	23.58	8.36	3.10	1.34%	1.21%
Institutional Class (WFSIX)	4/8/2005					(3.89)	23.86	8.67	3.27	1.08%	0.91%
Investor Class (WFSZX)	4/8/2005					(4.14)	23.27	7.98	2.79	1.63%	1.48%
Russell 2000® Growth Index [1]						2.53	28.67	3.99	1.15

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class B, Class C and the Investor Class shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B, Class C and the Investor shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Performance shown for the Administrator Class shares prior to its inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class. The Fund is open to retirement plans, existing wrap programs, and RIAs that utilize the Fund in models as described in the Statement of Additional Information. The Fund is closed to all other investors.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectuses, as supplemented on September 7, 2010.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.40%, Class B at 2.15%, Class C at 2.15%, Administrator Class at 1.20%, Institutional Class at 0.90%, and Investor Class at 1.47%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

16 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Cap Opportunities Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Schroder Investment Management North America Inc.
PORTFOLIO MANAGER

Jenny B. Jones
FUND INCEPTION

August 1, 1993
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Administrator Class	21.06%
Russell 2000® Index[1]	26.58%
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge. Net and gross expense ratios for Administrator Class shares are 1.23% and 1.34%, respectively. The investment adviser has contractually committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.20%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Small Cap Opportunities Fund Administrator Class shares for the most recent ten years with the Russell 2000® Index. The chart assumes a hypothetical investment of $1,000,000 in Administrator Class shares and reflects all operating expenses.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 17
Wells Fargo Advantage Small Cap Opportunities Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund underperformed the Russell 2000® Index for the 12-month period that ended October 31, 2010. Stock selection in information technology and consumer staples added value but was offset by weaker picks in the financials and energy sectors.

▪	At the sector level, our underweight in financials contributed to relative returns, while our average cash position (nearly 10%) hurt performance.

▪	At the stock level, Atmel Corporation produced significant returns, while Scientific Games Corporation detracted the most.
Stock selection in the information technology and consumer staples sectors added value but was offset by weaker picks in financials and energy.
To start off with the positive news, in consumer staples, the Fund benefited from owning NBTY Incorporated, a vitamin manufacturer and distributor, which was acquired by The Carlyle Group in a $4 billion deal. The stock has since been removed from the Russell 2000 Index. In the information technology sector, our position in Atmel Corporation has been gaining share from its touch-screen solutions business (for example, Samsung recently selected the company to power its Galaxy Tab product). Informatica Corporation, NetScout Systems Incorporated, and Digital River Incorporated from the computer software and services industry also added value.
Underperformance in financials has primarily been driven by regulatory reform within the sector. In addition, our fund’s relative performance was negatively affected by our underweight in real estate investment trusts (REITs), which rallied significantly on a year-to-date basis. Stocks within the energy sector have also been lagging, resulting from a low commodity-price environment, changes in regulation following the Gulf of Mexico oil spill, and pipeline constraints. Our stock selection has also suffered as a consequence; for example, our position in Goodrich Petroleum Corporation detracted from performance.
At the sector level, our underweight in financials added to returns, but our average cash position detracted in what was a very strong quarter.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

SM Energy Company	1.27%
iShares Russell 2000 Index Fund	1.19%
Waste Connections Incorporated	1.16%
Arbitron Incorporated	1.01%
Atmel Corporation	0.98%
Digital River Incorporated	0.98%
Lazard Limited	0.97%
Cooper Companies Incorporated	0.94%
Reinsurance Group of America Incorporated	0.92%
Omnicare Incorporated	0.90%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

18 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Cap Opportunities Fund (continued)
We maintain a bottom-up, opportunistic approach to stock selection.
Stock selection typically drives the Fund’s over- or underweighted position in any sector and tends to be the most important contributing factor to performance. We invest in three distinct company types: mispriced growth; “steady eddies,” which are companies that we believe have stable and dependable earnings and revenue characteristics; and turnarounds, which include companies that are out of favor in the market but that we believe have the potential for improvement. We purchased Atmel as a turnaround story, and it has been the best-performing stock in the Fund on a one-year basis. The company has been gaining strong market share in its touch-screen business, winning contracts with Nokia and Samsung, to name a few.
We are optimistic about the improving macro environment, but we remain cautious.
The U.S. economy is still in a difficult environment. We see particular headwinds from a weak consumer market and uncertainty over 2011 earnings. On the consumer front, we are worried about the high unemployment rate and the housing malaise. While the consumer market makes up approximately 71% of U.S. gross domestic product (GDP), even with the government’s initiative to increase U.S. exports (about 12% of GDP), it will be difficult to sustain economic growth.
States are due to finalize their budgets this year, and the Federal Reserve is tapped out of additional funding. Because states are not allowed to run on deficits, they will probably look to increase taxes, which will have a negative impact on consumers. In addition, fears of a stalling recovery in the U.S. have pushed the dollar to an eight-month low against a basket of major currencies. Lastly, valuations for small caps (namely, absolute forecast price-to-earnings ratio) have come down below the long-term average. However, when compared with large caps, we believe that small caps look less attractive and that the earnings estimates from sell-side analysts are still too high.

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 19
Wells Fargo Advantage Small Cap Opportunities Fund (continued)
AVERAGE ANNUAL TOTAL RETURN (%) (AS OF OCTOBER 31, 2010)

						Expense Ratios[5]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	Gross	Net[6]
Administrator Class (NVSOX)	8/1/1993	1.36	21.06	7.22	9.03	1.34%	1.23%
Russell 2000® Index[1]		(1.24)	26.58	3.07	4.89

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Reflects the expense ratios as stated in the March 1, 2010 prospectus.

6.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain a certain Fund’s contractual expense ratio at 1.20%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

20 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Cap Value Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
I. Charles Rinaldi
FUND INCEPTION
December 31, 1997
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	28.01%
Russell 2000® Value Index[1]	24.43%
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site - wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.32% and 1.47%, respectively. The investment adviser has contractually committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.30% shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Small Cap Value Fund Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 21
Wells Fargo Advantage Small Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund outperformed its benchmark for the period, driven by strong stock selection within the energy, industrials, and information technology sectors.

▪	The Fund’s overweight to the materials sector, specifically precious metals companies, also contributed to relative outperformance, as gold prices rose sharply.

▪	Weak stock selection within the consumer discretionary and health care sectors detracted from performance.

▪	Tepid economic growth and persistently high unemployment remain key risks for the equity market.
Holdings in the energy, financials, and materials sectors drove the Fund’s outperformance for the period.
The 12-month period that ended October 31, 2010, was a relatively strong one for equities. All broad-based stock market indexes logged gains for the period. The Fund ended the period with performance that outpaced that of its benchmark, the Russell 2000® Value Index. The market began 2010 on a strong note, as investors anticipated a strong profit recovery. Sentiment shifted in the second quarter of 2010 amid concerns about the pace and strength of the economic recovery, weak unemployment numbers, sovereign debt concerns emanating from Greece, and the disastrous BP oil spill in the Gulf of Mexico. Seemingly on cue, the Federal Reserve announced a fresh round of quantitative easing that sent the market sharply higher in September and October.
The energy sector contributed to the Fund’s strong relative performance. Exploration and development company InterOil Corporation gained 56% for the 12-month period as it continued to develop its large-scale natural gas project in Papua New Guinea. In addition to announcing significantly higher resource estimates, the company announced details of a joint venture operating agreement with Mitsui Group for a condensate stripping plant. Mitsui Group will provide $550 million to finance the project and has the option to convert into a 2.5% interest in the Elk/Antelope natural gas fields and a second option to purchase a 2.5% interest in a proposed liquefied natural gas project. The Mitsui deal helped place a market valuation on Interoil Corporation’s resources, which were selling at low levels relative to the deal’s implied valuation. We believe that InterOil Corporation is well positioned to push toward the production and monetization of its assets.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

InterOil Corporation	7.39%
Randgold Resources Limited ADR	6.32%
Chimera Investment Corporation	3.76%
McMoran Exploration Company	2.94%
United Continental Holdings Incorporated	2.79%
Range Resources Corporation	2.05%
Chicago Bridge & Iron Company NV	1.84%
CEO Group Corporation	1.67%
Argo Group International Holdings Limited	1.57%
Delta Airlines Incorporated	1.43%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

22 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small Cap Value Fund (continued)
Airline stocks were the leading performers among the Fund’s industrials holdings. United Continental Holdings Incorporated (formerly known as UAL Corporation prior to its merger with Continental Airlines), gained more than 300% during the period as a result of a recovery in business travel, industry-wide capacity reduction, and lower operating costs. United was among the most beaten-up airline stocks during the sell-off, so despite the recent rally, the stock remains undervalued when compared with its peers. Chicago Bridge & Iron Company, an engineering and construction company, also delivered solid gains on improved earnings and a growing orders backlog.
Within information technology, 3Com Corporation and Power-One Incorporated were standouts. 3Com Corporation, a provider of networking gear with a market-leading position in China, was bought by Hewlett-Packard Company. Power-One transitioned its business from a focus on traditional AC/DC power conversion to a focus on solar inverters. It is now the second-largest vendor of solar inverters. The company is gaining market share and recently reported a strong orders backlog.
Consumer discretionary stocks, particularly retailers, generally fared well during the market recovery. Our portfolio’s underweight to the sector and the weak performance of our holdings detracted from relative results. Collective Brands Incorporated, owner of the Payless and Stride Rite shoe brands, underperformed as its restructuring efforts took longer than expected. We remain positive on the company because it generates significant cash flow and is continuing to pay down debt.
Several health care services holdings also underperformed, among them Gentiva Health Services Incorporated, the largest home health care services provider. We continue to like the home health care industry. Not only should the industry benefit from an aging population, but home health care is also highly fragmented, giving companies like Gentiva an opportunity to increase revenue and profit margins by acquiring some of the smaller players. During the period, however, the industry was plagued by news reports of questionable practices designed to increase Medicare reimbursements. Gentiva Health Services Incorporated is among a handful of companies under investigation by the Senate Finance Committee. Moreover, ongoing uncertainty about health care reform and its impact on Medicare reimbursement rates has kept the group’s valuations near decade lows.
Over the past 12 months, investors’ risk appetite fluctuated based upon macroeconomic events, resulting in seesawing markets. In such environments, we believe it’s prudent to continue to emphasize diversification and maintain a long-term focus. Looking ahead, we believe there is reason to be optimistic as corporate profits have rebounded sharply off depressed levels. However, persistently high unemployment remains a key deterrent to a long-term economic recovery.

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 23
Wells Fargo Advantage Small Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	10 Year	6 Month*	1 Year	5 Year	10 Year	Gross	Net[7]
Class A (SMVAX)	11/30/2000	(5.23)	20.66	5.00	11.31	0.54	28.01	6.25	11.97	1.47%	1.32%
Class B (SMVBX)**	11/30/2000	(4.85)	21.97	5.13	11.40	0.15	26.97	5.45	11.40	2.22%	2.07%
Class C (SMVCX)	11/30/2000	(0.82)	26.04	5.45	11.17	0.18	27.04	5.45	11.17	2.22%	2.07%
Administrator Class (SMVDX)	7/30/2010					0.69	28.32	6.43	12.06	1.24%	1.12%
Institutional Class (WFSVX)	7/31/2007					0.76	28.53	6.60	12.25	1.02%	0.97%
Investor Class (SSMVX)	12/31/1997					0.57	27.99	6.32	12.10	1.57%	1.35%
Russell 2000® Value Index[1]						(4.77)	24.43	2.02	8.16

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares. Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectuses for Class A, Class B, Class C, Institutional Class, and Investor Class (Class A, Class B, Class C and Investor Class shares were supplemented on September 7, 2010), and the July 30, 2010 prospectus for the Administrator Class.

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.30%, Class B at 2.05%, Class C at 2.05%, Institutional Class at 0.95%, and Investor Class at 1.33%, excluding acquired fund fees and certain other expenses. The investment adviser has contractually committed through February 28, 2012 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Administrator Class at 1.10%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

24 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small/Mid Cap Value Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS
Erik C. Astheimer
I. Charles Rinaldi
Michael Schneider, CFA
FUND INCEPTION
March 28, 2002
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	22.63%
Russell 2500TM Value Index[1]	26.88%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site - wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.41% and 1.58%, respectively. The investment adviser has contractually committed through February 28, 2011, to waive fees and/or reimburse expenses to the extent necessary to maintain contractual expense ratio of 1.40%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Small/Mid Cap Value Fund Class A shares for the life of the Fund with the Russell 2500TM Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 25
Wells Fargo Advantage Small/Mid Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund underperformed its benchmark for the period due to weak stock selection within the industrials, consumer discretionary, and health care sectors.

▪	Conversely, strong stock selection in the energy, information technology, and materials sectors contributed to relative performance.

▪	The Fund remains overweight in energy, information technology, and materials at the expense of financials.

▪	Tepid economic growth and persistently high unemployment remain key risks for the equity market.
Weak stock selection in the industrials, consumer discretionary, and health care sectors resulted in the Fund’s underperformance for the period.
The 12-month period that ended October 31, 2010, was a relatively strong one for equities. All broad-based stock market indexes logged gains for the period. The Fund ended the period with solid gains but trailed its benchmark, the Russell 2500TM Value Index. The market began 2010 on a strong note, as investors anticipated a strong profit recovery. Sentiment shifted in the second quarter of 2010 amid concerns about the pace and strength of the economic recovery, weak unemployment numbers, sovereign debt concerns emanating from Greece, and the disastrous BP oil spill in the Gulf of Mexico. Seemingly on cue, the Federal Reserve announced a fresh round of quantitative easing that sent the market sharply higher in September and October.
On the positive end, the Fund’s energy positions continued to perform well. Exploration and development company InterOil Corporation gained 56% for the 12-month period as it continued to develop its large-scale natural gas project in Papua New Guinea. In addition to announcing significantly higher resource estimates, the company announced details of a joint venture operating agreement with Mitsui Group for a condensate stripping plant. Mitsui Group will provide $550 million to finance the project and has the option to convert into a 2.5% interest in the Elk/Antelope natural gas fields and a second option to purchase a 2.5% interest in a proposed liquefied natural gas project. The Mitsui Group deal helped place a market valuation on InterOil Corporation’s resources, which were selling at low levels relative to the deal’s implied valuation. We believe that InterOil Corporation is well positioned to push toward the production and monetization of its assets.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

InterOil Corporation	6.05%
Randgold Resources Limited ADR	4.46%
Chimera Investment Corporation	3.64%
McMoRan Exploration Company	2.95%
Minera Andes Corporation	1.70%
Hill International Incorporated	1.66%
GEO Group Incorporated	1.62%
Range Resources Corporation	1.56%
Newmont Mining Corporation	1.50%
Tier Technologies Incorporated Class B	1.43%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

26 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small/Mid Cap Value Fund (continued)
Within information technology, Power-One Incorporated was a key performer. Power-One Incorporated transitioned its business from a focus on traditional AC/DC power conversion to a focus on solar inverters. It is now the second-largest vendor of solar inverters. The company is gaining market share and recently reported a strong orders backlog. The stock rose more than 250% during the period.
Among the Fund’s industrials holdings, Hill International Incorporated declined 20% during the period as the company reported weaker-than-expected earnings. Hill’s business is particularly attractive because it provides fee-based management services and does not take on projects that may expose it to cost overruns. Business at the construction management and claims services provider rebounded, but the company did a poor job of controlling expenses, which resulted in lower profitability. We believe that Hill International’s Incorporated core business is fine, but the company needs to do a better job of communicating with its investor base. We think that the stock is undervalued and that the stock price should rise if the company can manage expectations and execute.
Consumer discretionary stocks posted strong returns for the period, but our holdings did not keep pace. The stock of Century Casinos Incorporated, a gaming company, lost 26% of its value. Conventional wisdom was that the gaming industry was recession-resistant, but such has clearly not been the case with the most recent downturn. In addition, Century Casinos Incorporated made an acquisition several years ago that has not met expectations. However, we continue to like the stock because it has one of the best balance sheets in the gaming industry and recently made what we believe is a favorable acquisition at a low price. We believe that Century Casinos Incorporated’ shares represent good value at their current level.
Cross Country Healthcare Incorporated was a notable underperformer among the Fund’s health care holdings. The temporary nurse staffing company has been hurt by several market trends, including continued weak hospital admissions due to the recession and high unemployment—which affect patients’ decisions to seek care with primary physicians as opposed to hospitals—and nurses working longer and seeking permanent placements over temporary and traveling assignments. While the company does face short-term headwinds, we think that its long-term fundamentals remain solid. Booking trends recently improved for the first time in nine quarters. As health care reform takes effect, it is likely that the number of hospital admissions will increase, simply due to mandatory health care coverage. In such a scenario, we believe that nurse staffing demands will probably increase as well.

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 27
Wells Fargo Advantage Small/Mid Cap Value Fund (continued)
Over the past 12 months, investors’ risk appetite fluctuated based upon macroeconomic events, resulting in seesawing markets. In such environments, we believe it’s prudent to continue to emphasize diversification and maintain a long-term focus. Looking ahead, we believe there is reason to be optimistic as corporate profits have rebounded sharply off depressed levels. However, persistently high unemployment remains a key deterrent to a long-term economic recovery.

28 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Small/Mid Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge			Life of	Excluding Sales Charge			Life of	Expense Ratios[6]
	Inception Date	6 Month*	1 Year	5 Year	Fund	6 Month*	1 Year	5 Year	Fund	Gross	Net[7]
Class A (WFVAX)	7/31/2007	(7.66)	15.56	1.50	6.18	(2.05)	22.63	2.70	6.92	1.58%	1.41%
Class C (WFCVX)	7/31/2007	(3.49)	20.62	2.00	6.35	(2.49)	21.62	2.00	6.35	2.33%	2.16%
Administrator Class (WWMDX)	4/8/2005					(1.95)	22.82	3.00	7.13	1.40%	1.16%
Institutional Class (WWMSX)	8/31/2006					(1.87)	23.08	3.16	7.22	1.13%	0.96%
Investor Class (SMMVX)	3/28/2002					(2.11)	22.49	2.63	6.87	1.68%	1.48%
Russell 2500 TM Value Index[1]						(1.74)	26.88	2.77	6.64

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, and mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class A and the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Performance shown for Class C shares prior to its inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Institutional Class shares prior to its inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

6.	Reflects the expense ratios as stated in the March 1, 2010 prospectuses (Investor Class prospectus was supplemented on September 7, 2010).

7.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.40%, Class C at 2.15%, Administrator Class at 1.15%, Institutional Class at 0.95%, and Investor Class at 1.47%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

30 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Special Small Cap Value Fund
INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
James M. Tringas, CFA, CPA
Robert Rifkin, CFA
FUND INCEPTION
May 7, 1993
PERFORMANCE SUMMARY
3 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

3 Month
Class A (Excluding Sales Charges)	6.92%
Russell 2000® Value Index[1]	6.38%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.35% and 1.43%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.34%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Special Small Cap Value Fund’s Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 31
Wells Fargo Advantage Special Small Cap Value Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund changed its fiscal year-end from July 31st to October 31st, effective October 31, 2010.

▪	The Fund outperformed its benchmark for the three-month period that ended October 31, 2010, primarily because of favorable stock selection within the information technology and industrials sectors.

▪	Key detractors included unfavorable stock selection within the consumer discretionary and materials sectors.

▪	We believe that the key risks for the coming year include government action (or inaction), monetary policy, and other macroeconomic forces.
While the recent period has produced solid returns and optimism has returned to the market, we remain focused on the longer-term investment horizon.
Our goal is to pursue above-average returns while employing a strategy that we believe moderates risk. We seek to invest in high-quality companies only when we believe that the ratio of projected returns to the potential risk of capital losses is heavily in our favor. For each company that we analyze, we calculate an estimate of intrinsic value based on what a cash buyer might pay for the entire business. We also attempt to gauge how much risk we might assume by purchasing or by continuing to own a particular stock. The three-month period that ended October 31, 2010, produced solid returns for small-cap value investors. Our focus on high-quality companies with financially sound capital structures, coupled with a belief that the economic backdrop was slowly improving, served us well during this time period.
Within the information technology sector, large holding Quantum Corporation appreciated 111% for the three-month period, driving outperformance within the sector. A positive earnings report and brighter outlook helped to calm investor fears that had buffeted the stock during the summer. In addition, the improving economy drove solid performance within the industrials sector, where notable contributors included executive search firm Korn/Ferry International; manufacturer Mueller Industries Incorporated; global commercial vehicle supplier Commercial Vehicle Group Incorporated; and water and fueling system provider Franklin Electric Company Incorporated.
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

Mueller Industries Incorporated	4.51%
First Citizens BancShares Incorporated	4.10%
ALLETE Incorporated	3.07%
UMB Financial Corporation	2.72%
Imation Corporation	2.23%
Quantum Corporation	2.11%
Kadant Incorporated	1.72%
Comstock Resources Incorporated	1.46%
Heidrick & Struggles International Incorporated	1.46%
Atwood Oceanics Incorporated	1.46%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

32 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Special Small Cap Value Fund (continued)
Other notable contributors to the Fund included CommScope Incorporated, a telecommunications equipment manufacturer, which agreed to be taken private by The Carlyle Group; Prestige Brands Holdings Incorporated, a consumer staple, which rallied by 30% as the company made a very large accretive acquisition during the period; and Stone Energy Corporation, an independent oil-and-gas producer, which appreciated by more than 30% as the government lifted the moratorium on drilling in the Gulf of Mexico.
Stock selection in the materials sector detracted from performance, largely because of our holding of Neenah Paper Incorporated. Neenah Paper’s stock declined during the period, even though it reported second-quarter results in August that were in line with consensus expectations. We believe the stock took a breather after a previously strong rally. We are pleased with the company’s financial results as of late and with its dramatically improved balance sheet, which was assisted by the sale of its timberlands earlier in 2010. Neenah Paper Incorporated, has solid, competitive positions in specialty papers and technical products, and we like its conservative financial positioning.
Stock selection in the consumer discretionary sector also detracted from performance, as several of our holdings lagged the benchmark. Among the detractors were Matthews International Corporation and Hillenbrand Incorporated, both providers of memorialization products and services. We have become more cautious in our near-term outlook, as a decline in casketed deaths and increasing commodity costs could serve as headwinds. Still, we believe both stocks are priced attractively on a long-term basis.
We have continued to search for companies that we believe have highly predictable earnings, below-average economic exposure, and strong balance sheets. We have been particularly focused on companies where investor expectations are very low. Most recently, this has led to investments in financials, housing-related companies, and natural gas producers.
In an uncertain environment, we are seeking companies that we believe are best situated to weather the storm.
Many investors have well-known concerns about government spending, credit availability, unemployment, and the health of the consumer. Questions regarding the duration of these problems and possible government and

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 33
Wells Fargo Advantage Special Small Cap Value Fund (continued)
political responses appear to be driving market sentiment and investing behavior. While we are aware of the macroeconomic and market risks, we seek to maintain a portfolio that we believe is balanced and oriented toward the long term. Looking ahead, we will continue to make changes to the portfolio as conditions merit, but our primary focus will remain on owning companies that we believe are best suited—both financially and qualitatively—to navigate this uncertain environment.

34 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Special Small Cap Value Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	3 Months*	1 Year	5 Year	10 Year	3 Months*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (ESPAX)	5/7/1993	0.76	14.56	1.52	8.38	6.92	21.58	2.73	9.03	1.43%	1.35%
Class B (ESPBX) **	3/26/1999	1.73	15.65	1.71	8.46	6.73	20.65	1.96	8.46	2.18%	2.10%
Class C (ESPCX)	12/12/2000	5.76	19.71	1.97	8.22	6.76	20.71	1.97	8.22	2.18%	2.10%
Administrator Class (ESPIX)	7/23/1996					7.02	21.90	3.00	9.32	1.27%	1.10%
Institutional Class (ESPNX)	7/30/2010					7.02	21.90	3.00	9.32	1.00%	0.95%
Russell 2000® Value Index[1]						6.38	24.43	2.02	8.16

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C shares prior to its inception reflects the performance of Class B shares. Classes B and C shares have the same expenses. Performance shown for the Institutional Class shares prior to its inception, reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Special Values Fund.

6.	Reflects the expense ratios as stated in the December 1, 2010 prospectuses.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.34%, Class B at 2.09%, Class C at 2.09%, Administrator Class at 1.09% and Institutional Class at 0.94%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

This page is intentionally left blank.

36 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Traditional Small Cap Growth Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER

Wells Fargo Funds Management, LLC
SUBADVISER

Wells Capital Management Incorporated
PORTFOLIO MANAGERS

Paul Carder
Jeffrey S. Drummond
Linda Freeman
Jeffrey Harrison
FUND INCEPTION

November 19, 1997
PERFORMANCE SUMMARY
1 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

1 Month

Class A (Excluding Sales Charges)	3.92%
Russell 2000TM Growth Index[1]	4.30%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.34% and 1.42%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.33%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The Russell 2000TM Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage Traditional Small Cap Growth Fund Class A shares for the most recent ten years with the Russell 2000TM Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 37
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund changed its fiscal year-end from September 30th to October 31st, effective October 31, 2010.

▪	For the one-month period that ended October 31, 2010, the Fund’s Class A shares returned 3.92%, slightly trailing the Russell 2000® Growth Index’s 4.30% return.

▪	Despite considerable volatility over the past year, as investors vacillated on their assessment of the state of the economy, we remained focused on our fundamental, bottom-up process and on investing in small companies with sustainable long-term revenue and earnings growth.
Fund returns were driven by companies that experienced growing demand and that exceeded expectations.
The information technology sector was the largest contributor to performance. Stand-out performers included Support.com Incorporated, Vocus Incorporated, Smith Micro Software Incorporated, Radiant Systems Incorporated, and Silicon Image Incorporated. Support.com Incorporated had a strong quarter and announced a major contract with Comcast. Vocus Incorporated also reported a strong quarter and growing traction for its social media monitoring offering. Smith Micro Software Incorporated rose in anticipation of 4G rollouts at major wireless carriers and is a beneficiary of the iPad rollout at Verizon. Moreover, the company’s connectivity software is bundled into all major carriers’ data services offerings. Radiant Systems Incorporated continues to benefit from upgrade momentum for its point-of-sale systems at restaurants and is expanding its hosted software offerings on top of those hardware systems. Finally, Silicon Image Incorporated reported a very strong quarter, and we remain optimistic about the company’s offerings that connect mobile devices to televisions and other consumer electronic devices.
Health care and financials holdings were also strong relative contributors to performance. In health care, IPC: The Hospitalist Company benefited from a strong quarter, especially on the heels of recent concerns about Medicaid/Medicare billings that arose earlier this year. SXC Health Solutions Corporation was a steady performer, recovering from recent industry concerns about contract renewals. Finally, our biotechnology holdings, an underweight for the Fund, held up better
TEN LARGEST EQUITY HOLDINGS3
(AS OF OCTOBER 31, 2010)

Taleo Corporation Class A	1.34%
MSC Industrial Direct Company	1.29%
Concur Technologies Incorporated	1.26%
Vocus Incorporated	1.14%
World Fuel Services Corporation	1.14%
Support.com Incorporated	1.07%
National CineMedia Incorporated	1.07%
ADTRAN Incorporated	1.07%
Alexion Pharmaceuticals Incorporated	1.06%
Dollar Financial Corporation	1.05%

3.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

38 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
than the index, led by Alexion Pharmaceuticals Incorporated. Alexion had a strong quarter on continued momentum for its Soliris drug, used to treat a growing number of conditions.
In financials, Dollar Financial Corporation continued its run of solid performance, helped by another strong quarter of revenue growth on its offerings of payday lending in the U.S. and overseas. Encore Capital Group reported a strong quarter on continued success for its consumer debt collection business.
Other performance contributors included Intrepid Potash Incorporated a beneficiary of a rally in agricultural prices; beryllium supplier Brush Engineered Materials Incorporated; shoe retailer DSW Incorporated; and two industrials distributors: MSC Industrial Direct Company and Interline Brands.
Broader sector concerns and low investor sentiment dampened upside potential of holdings across several sectors.
Our largest detractors included names within energy, telecommunication services, and consumer discretionary.
In energy, our exposure to natural gas companies continued to hurt as the commodity price remained under pressure; however, we expect a rebound into the seasonally strong winter months. Goodrich Petroleum Corporation was another weak performer in this area due to similar reasons. Also hurting performance was Core Laboratories NV, an energy technology company we had cut back recently on concerns over the impact of lower rig counts. This concern proved to be justified, and the company lowered fourth-quarter guidance slightly. However, based on our fundamental analysis, we maintain a small position in the company.
In telecommunication services, tower supplier SBA Communications Corporation paused after a strong run earlier in the year.
In consumer discretionary, we were hurt by slowing enrollment at Capella Education Company following recent investigations of the for-profit education industry. This was offset somewhat by outperformance in media stocks National CineMedia Incorporated and Regal Entertainment Group, both of which bucked the downtrend in the group during October.

4.	Sector distribution is subject to change and is calculated based on the total common stocks of the Fund.

Performance Highlights (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 39
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
Our well-defined, bottom-up investment process seeks to identify sustainable growth opportunities and drive long-term excess returns.
We remain confident in our investment philosophy and process, which has served us well for many years. Our bottom-up focus is on owning rapidly growing, small companies with sustainable business models that trade at reasonable valuations. We believe this is a winning strategy for a long-term investment horizon, as our strategy focuses on generating excess returns with minimal risk.

40 Wells Fargo Advantage Small and Mid Cap Stock Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Traditional Small Cap Growth Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[6]
	Inception Date	1 Month*	1 Year	5 Year	10 Year	1 Month*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (EGWAX)	6/5/1995	(2.05)	18.26	2.27	1.15	3.92	25.53	3.49	1.75	1.42%	1.34%
Class C (EGWCX)	7/30/2010	2.93	23.65	2.73	1.00	3.93	24.65	2.73	1.00	2.17%	2.09%
Administrator Class (EGWDX)	7/30/2010					3.95	25.60	3.54	1.81	1.26%	1.21%
Institutional Class (EGRYX)	11/19/1997					4.02	25.97	3.78	2.04	0.99%	0.99%
Russell 2000TM Growth Index[1]						4.30	28.67	3.99	1.15

*	Returns for periods of less than one year are not annualized.
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum front-end sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Class C shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class C shares. Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Growth Fund.

6.	Reflects the expense ratios as stated in the September 30, 2010 prospectuses.

7.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.33%, Class C at 2.08%, Administrator Class at 1.20%, and Institutional Class at 0.98%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 41
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2010 to October 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio

Wells Fargo Advantage Intrinsic Small Cap Value Fund
Class A
Actual	$1,000.00	$942.66	$7.10	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.38	1.45%

Class C
Actual	$1,000.00	$938.59	$10.75	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.12	$11.17	2.20%

Administrator Class
Actual	$1,000.00	$943.69	$5.88	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Institutional Class
Actual	$1,000.00	$944.67	$4.90	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

Investor Class
Actual	$1,000.00	$942.88	$7.30	1.49%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58	1.49%

42 Wells Fargo Advantage Small and Mid Cap Stock Funds	Fund Expenses (Unaudited)

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio

Wells Fargo Advantage Small Cap Growth Fund

Class A
Actual	$1,000.00	$958.97	$6.91	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Class B
Actual	$1,000.00	$955.36	$10.60	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%

Class C
Actual	$1,000.00	$955.43	$10.60	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%

AdministratorClass
Actual	$1,000.00	$960.36	$5.93	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Institutional Class
Actual	$1,000.00	$961.06	$4.45	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58	0.90%

Investor Class
Actual	$1,000.00	$958.59	$7.26	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%

Wells Fargo Advantage Small Cap Opportunities Fund

Administrator Class
Actual	$1,000.00	$1,013.59	$6.09	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Wells Fargo Advantage Small Cap Value Fund

Class A
Actual	$1,000.00	$1,005.41	$6.77	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

Class B
Actual	$1,000.00	$1,001.48	$10.54	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61	2.09%

Class C
Actual	$1,000.00	$1,001.85	$10.55	2.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61	2.09%

Administrator Class
Actual	$1,000.00	$1,006.88	$5.56	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60	1.10%

Institutional Class
Actual	$1,000.00	$1,007.64	$4.66	0.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.57	$4.69	0.92%

Investor Class
Actual	$1,000.00	$1,005.66	$6.77	1.34%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.82	1.34%

Fund Expenses (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 43

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio

Wells Fargo Advantage Small/Mid Cap Value Fund

Class A
Actual	$1,000.00	$979.51	$6.99	1.40%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

Class C
Actual	$1,000.00	$975.10	$10.70	2.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.37	$10.92	2.15%

Administrator Class
Actual	$1,000.00	$980.52	$5.74	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Institutional Class
Actual	$1,000.00	$981.27	$4.74	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

Investor Class
Actual	$1,000.00	$978.90	$7.33	1.47%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48	1.47%

Wells Fargo Advantage Special Small Cap Value Fund

Class A
Actual	$1,000.00	$940.11	$6.65	1.36%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%

Class B
Actual	$1,000.00	$936.48	$10.35	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76	2.12%

Class C
Actual	$1,000.00	$936.70	$10.06	2.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.46	2.06%

Administrator Class
Actual	$1,000.00	$941.51	$5.43	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.65	1.11%

Institutional Class
Actual	$1,000.00	$941.51	$4.60	0.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.47	$4.79	0.94%

Wells Fargo Advantage Traditional Small Cap Growth Fund

Class A
Actual	$1,000.00	$1,004.92	$6.67	1.32%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72	1.32%

Class C
Actual	$1,000.00	$1,001.61	$10.49	2.08%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56	2.08%

Administrator Class
Actual	$1,000.00	$1,005.48	$6.07	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Institutional Class
Actual	$1,000.00	$1,007.38	$5.06	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.16	$5.09	1.00%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period.)

44 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
INTRINSIC SMALL CAP VALUE FUND

Shares	Security Name	Value
Common Stocks: 98.54%

Consumer Discretionary: 17.28%

Automobiles: 1.76%
88,000	Thor Industries Incorporated	$2,771,120

Hotels, Restaurants & Leisure: 2.67%
57,200	CEC Entertainment Incorporated†	1,899,040
89,000	Papa Johns International Incorporated†	2,298,870

		4,197,910

Household Durables: 2.19%
100,500	Ethan Allen Interiors Incorporated	1,524,585
75,000	MDC Holdings Incorporated	1,931,250

		3,455,835

Leisure Equipment & Products: 1.90%
142,000	RC2 Corporation†	2,996,200

Specialty Retail: 6.00%
94,500	Group 1 Automotive Incorporated†	3,332,070
47,500	Gymboree Corporation†	3,090,350
171,500	OfficeMax Incorporated†	3,035,550

		9,457,970

Textiles, Apparel & Luxury Goods: 2.76%
86,000	Carter Incorporated†	2,141,400
128,718	Volcom Incorporated†	2,210,088

		4,351,488

Consumer Staples: 4.76%

Food Products: 4.76%
86,500	Flowers Foods Incorporated	2,204,020
37,500	J & J Snack Foods Corporation	1,607,625
59,500	Ralcorp Holdings Incorporated†	3,692,570

		7,504,215

Energy: 2.53%

Energy Equipment & Services: 2.53%
36,500	Oceaneering International Incorporated†	2,258,255
176,500	Tetra Technologies Incorporated†	1,722,640

		3,980,895

Financials: 16.18%

Capital Markets: 2.16%
120,500	Raymond James Financial Incorporated	3,400,510

Commercial Banks: 8.67%
216,000	Associated Banc-Corp	2,736,720
330,000	Cathay General Bancorp	4,488,000
290,000	CVB Financial Corporation	2,206,900
347,000	Sterling Bancshares Incorporated	1,870,330
114,500	Zions Bancorporation	2,365,570

		13,667,520

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 45
INTRINSIC SMALL CAP VALUE FUND

Shares	Security Name	Value
Insurance: 5.35%
162,500	Horace Mann Educators Corporation	$3,037,125
171,000	Selective Insurance Group Incorporated	2,893,320
58,500	Stancorp Financial Group Incorporated†	2,509,650

		8,440,095

Health Care: 14.59%

Health Care Equipment & Supplies: 2.40%
35,500	ICU Medical Incorporated†	1,295,750
73,000	Steris Corporation	2,498,060

		3,793,810

Health Care Providers & Services: 5.88%
94,500	Amedisys Incorporated†	2,405,970
327,000	AMN Healthcare Services Incorporated†	1,733,100
33,500	Chemed Corporation	1,974,490
304,000	Health Management Association Incorporated Class A†	2,435,040
1,025,811	Hooper Holmes Incorporated†	717,555

		9,266,155

Life Sciences Tools & Services: 6.31%
29,500	Bio-Rad Laboratories Incorporated†	2,673,290
93,500	Charles River Laboratories International Incorporated†	3,063,995
89,500	Covance Incorporated†	4,205,605

		9,942,890

Industrials: 19.62%

Air Freight & Logistics: 1.65%
96,500	Forward Air Corporation	2,593,920

Commercial Services & Supplies: 12.40%
103,500	Copart Incorporated†	3,504,510
87,000	FTI Consulting Incorporated†	3,085,020
55,500	Heidrick & Struggles International Incorporated	1,192,140
118,500	Kar Auction Services Incorporated†	1,526,280
177,000	Resources Connection Incorporated	2,865,630
177,150	Schawk Incorporated	3,440,253
139,900	School Specialty Incorporated†	1,874,660
36,500	United Stationers Incorporated†	2,051,300

		19,539,793

Construction & Engineering: 1.53%
318,700	Pike Electric Corporation†	2,409,372

Electrical Equipment: 1.25%
36,500	AMETEK Incorporated	1,972,825

Machinery: 1.53%
51,500	Wabtec Corporation	2,412,260

Road & Rail: 1.26%
53,000	Landstar System Incorporated	1,993,860

46 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
INTRINSIC SMALL CAP VALUE FUND

Shares	Security Name	Value
Information Technology: 17.25%

Communications Equipment: 4.58%
416,000	Brocade Communications Systems Incorporated†	$2,629,120
128,000	Plantronics Incorporated	4,592,640

		7,221,760

Computers & Peripherals: 3.61%
197,500	Avid Technology Incorporated†	2,492,450
233,500	Electronics For Imaging Incorporated†	3,196,615

		5,689,065

Electronic Equipment & Instruments: 1.92%
197,000	Jabil Circuit Incorporated	3,021,980

Internet Software & Services: 1.86%
152,000	DealerTrack Holdings Incorporated†	2,936,640

Semiconductors & Semiconductor Equipment: 5.28%
116,000	ATMI Incorporated†	2,049,720
672,000	Entegris Incorporated†	4,018,560
69,000	Varian Semiconductor Equipment Associates Incorporated†	2,254,230

		8,322,510

Materials: 1.63%

Paper & Forest Products: 1.63%
36,000	Neenah Paper Incorporated	552,600
162,000	P.H Glatfelter Company	2,015,280

		2,567,880

Telecommunication Services: 1.67%

Diversified Telecommunication Services: 1.67%
251,700	General Communication Incorporated Class A†	2,630,265

Utilities: 3.03%

Electric Utilities: 3.03%
90,500	El Paso Electric Company†«	2,226,300
100,500	Westar Energy Incorporated	2,542,651

		4,768,951

Total Common Stocks (Cost $147,449,430)		155,307,694

Principal		Interest Rate	Maturity Date
Short-Term Investments: 2.21%

Corporate Bonds & Notes: 0.70%
$960,998	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	392,856
1,238,967	VFNC Corporation ±††(a)(i)(v)	0.24	09/29/2011	706,211

				1,099,067

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 47
INTRINSIC SMALL CAP VALUE FUND

Shares	Security Name	Yield	Value

Investment Companies: 1.51%
2,126,692	Wells Fargo Advantage Money Market Trust(l)(u)	0.19%	$2,126,692
248,882	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.25	248,882

			2,375,574

Total Short-Term Investments (Cost $3,119,017)			3,474,641

Total Investments in Securities (Cost $150,568,447)*	100.75%		158,782,335
Other Assets and Liabilities, Net	(0.75)		(1,179,571)

Total Net Assets	100.00%		$157,602,764

†	Non-income earning securities.

«	All or a portion of this security is on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $153,451,832 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,982,946
Gross unrealized depreciation	(10,652,443)

Net unrealized appreciation	$5,330,503
The accompanying notes are an integral part of these financial statements.

48 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP GROWTH FUND

Shares	Security Name	Value
Common Stocks: 97.49%

Consumer Discretionary: 19.27%

Diversified Consumer Services: 4.31%
1,215,550	Bridgepoint Education Incorporated†	$17,309,432
328,900	Coinstar lncorporated«†	18,938,062
581,664	Grand Canyon Education Incorporated«†	10,941,100
49,100	K12 Incorporated†	1,370,381

		48,558,975

Hotels, Restaurants & Leisure: 5.95%
515,700	Gaylord Entertainment Company«†	17,193,438
1,358,564	Great Wolf Resorts Incorporated†	3,206,211
503,000	Ruby Tuesday Incorporated†	6,086,300
2,603,630	Scientific Games Corporation Class A†	20,568,677
1,318,232	Shuffle Master Incorporated†	12,404,563
176,180	WMS Industries Incorporated«†	7,686,733

		67,145,922

Household Durables: 0.54%
182,600	Harman International Industries Incorporated†	6,126,230

Internet & Catalog Retail: 1.63%
611,636	Shutterfly lncorporated«†	18,410,244

Leisure Equipment & Products: 1.63%
258,118	Polaris Industries Incorporated«	18,349,609

Media: 3.64%
1,415,005	Live Nation Incorporated†	13,428,397
1,172,550	National Cinemedia Incorporated«	21,715,626
348,385	Reachlocal Incorporated«†	5,953,900

		41,097,923

Specialty Retail: 1.57%
1,044,100	Pier 1 Imports lncorporated«†	9,062,788
888,600	Talbots lncorporated«†	8,690,508

		17,753,296

Energy: 3.94%

Oil, Gas & Consumable Fuels: 3.94%
642,750	Brigham Exploration Company«†	13,555,598
571,200	Carrizo Oil & Gas lncorporated«†	13,491,744
422,900	Swift Energy Company«†	13,469,365
252,300	Venoco lncorporated«†	3,905,604

		44,422,311

Financials: 4.36%

Capital Markets: 0.58%
838,250	MF Global Holdings Limited«†	6,563,498

Commercial Banks: 0.49%
661,800	First Commonwealth Financial Corporation«	3,851,676
290,000	Park Sterling Bank Incorporated†	1,687,800

		5,539,476

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 49
SMALL CAP GROWTH FUND

Shares	Security Name	Value
Consumer Finance: 1.96%
92,350	Cardtronics Incorporated†	$1,565,333
819,600	Dollar Financial Corporation«†	20,506,392

		22,071,725

Insurance: 1.33%
620,675	Tower Group Incorporated«	15,069,989

Health Care: 16.44%

Biotechnology: 3.68%
434,000	Acorda Therapeutics Incorporated«†	11,735,360
1,025,772	Halozyme Therapeutics lncorporate«†	7,518,909
569,800	Onyx Pharmaceuticals lncorporated«†	15,287,734
957,900	Vanda Pharmaceuticals lncorporated«†	7,002,249

		41,544,252

Health Care Equipment & Supplies: 5.35%
481,024	Align Technology lncorporated«†	8,191,839
424,500	Greatbatch lncorporated«†	9,232,875
234,610	Sirona Dental Systems Incorporated†	8,833,067
524,082	SonoSite lncorporated«†	16,335,636
1,044,725	Spectranetics Corporation†	4,910,208
524,372	Volcano Corporation†	12,805,164

		60,308,789

Health Care Providers & Services: 1.71%
371,100	Brookdale Senior Living lncorporated«†	6,969,258
551,000	Centene Corporation«†	12,298,320

		19,267,578

Health Care Technology: 1.39%
244,926	Quality Systems Incorporated	15,738,945

Life Sciences Tools & Services: 1.28%
1,027,000	Affymetrix lncorporated«†	4,600,960
548,135	Luminex Corporation«†	9,871,911

		14,472,871

Pharmaceuticals: 3.03%
429,600	Auxilium Pharmaceuticals Incorporated†	10,632,600
320,300	Impax Laboratories Incorporated†	6,034,452
1,072,400	ViroPharma lncorporated«†	17,544,464

		34,211,516

Industrials: 19.72%

Aerospace & Defense: 1.28%
196,600	DigitalGlobe Incorporated†	6,418,990
132,108	Esterline Technologies Corporation†	7,984,608

		14,403,598

Air Freight & Logistics: 2.16%
301,400	Atlas Air Worldwide Holdings lncorporated«†	15,751,164
445,100	UTI Worldwide Incorporated«	8,554,822

		24,305,986

50 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP GROWTH FUND

Shares	Security Name	Value
Commercial Services & Supplies: 8.99%
126,900	Clean Harbors Incorporated«†	$8,946,450
605,300	Corporate Executive Board Company«	18,909,572
377,600	ICF International Incorporated«†	9,674,112
2,062,785	InnerWorkings Incorporated«†	14,171,333
419,200	Kforce Incorporated†	6,292,192
217,380	Navigant Consulting Incorporated«†	1,989,027
1,761,795	On Assignment Incorporated†	9,954,142
698,069	Resources Connection Incorporated	11,301,737
921,136	Sykes Enterprises Incorporated«†	15,300,069
87,000	United Stationers Incorporated†	4,889,400

		101,428,034

Electrical Equipment: 0.93%
250,528	Baldor Electric Company«	10,527,187

Machinery: 5.37%
349,495	Chart Industries Incorporated†	8,143,234
298,447	Gardner Denver Incorporated	17,256,206
330,000	Robbins & Myers Incorporated«	9,579,900
91,900	The Middleby Corporation«†	6,861,254
1,385,200	Wabash National Corporation«†	11,164,712
162,000	Wabtec Corporation«	7,588,080

		60,593,386

Road & Rail: 0.37%
362,400	RailAmerica Incorporated†	4,203,840

Trading Companies & Distributors: 0.62%
164,200	Wesco International Incorporated«†	7,031,044

Information Technology: 28.37%

Communications Equipment: 1.86%
340,500	Blue Coat Systems Incorporated«†	9,183,285
754,426	Ixia†	11,806,767

		20,990,052

Electronic Equipment & Instruments: 0.18%
83,629	Universal Display Corporation«†	2,094,070

Internet Software & Services: 9.81%
382,300	Ancestry.com Incorporated†	10,195,941
1,981,050	Art Technology Group Incorporated«†	8,300,600
150,500	Constant Contact Incorporrated†	3,627,801
428,200	DealerTrack Holdings Incorporated«†	8,272,824
1,453,823	GSI Commerce Incorporated«†	35,502,358
1,124,570	Marchex Incorporated Class B	7,219,739
81,400	Monster Worldwide Incorporated†	1,475,468
3,326,902	Move Incorporated«†	7,851,489
871,250	Quinstreet Incorporated†	13,530,513
348,651	VistaPrint NV«†	14,667,748

		110,644,481

IT Services: 4.98%
377,145	Euronet Worldwide Incorporated«†	6,811,239
352,343	Gartner Incorporated†	11,165,750

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 51
SMALL CAP GROWTH FUND

Shares	Security Name	Value
IT Services (continued)
2,042,728	Global Cash Access Incorporated†	$7,435,530
845,249	Sapient Corporation«	11,123,477
519,950	Wright Express Corporation«†	19,607,315

		56,143,311

Semiconductors & Semiconductor Equipment: 6.14%
700,397	Fairchild Semiconductor International lncorporated«†	7,893,474
889,900	JA Solar Holdings Company Limited«†	7,430,665
1,259,259	Microsemi Corporation†	25,185,180
501,068	Monolithic Power Systems†	8,052,163
2,696,750	PMC-Sierra Incorporated†	20,738,008

		69,299,490

Software: 5.40%
267,500	Blackboard Incorporated†	11,165,450
994,161	Synchronoss Technologies lncorporated«†	21,185,571
329,899	Taleo Corporation Class A«†	9,464,802
1,437,300	THQ lncorporated«†	5,749,200
1,201,200	Tivo lncorporated«†	13,381,368

		60,946,391

Materials: 2.69%

Chemicals: 2.13%
577,034	Calgon Carbon Corporation«†	8,661,280
232,600	Intrepid Potash lncorporated«†	7,985,158
405,400	Solutia Incorporated†	7,341,794

		23,988,232

Containers & Packaging: 0.56%
530,000	Graham Packaging Corporation†	6,322,900

Telecommunication Services: 2.70%

Diversified Telecommunication Services: 2.70%
1,478,032	Cbeyond Incorporated†	20,027,331
2,469,859	PAETEC Holding Corporation«†	10,422,802

		30,450,133

Total Common Stocks (Cost $990,443,546)		1,100,025,284

Short-Term Investments: 29.74%

Principal		Interest Rate	Maturity Date
Corporate Bonds & Notes: 0.48%
$4,696,710	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	1,920,015
6,055,237	VFNC Corporation(v)†† ±(a)(i)	0.24	09/29/2011	3,451,485

				5,371,500

52 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP GROWTH FUND

Shares	Security Name		Yield	Value
Investment Companies: 29.26%
18,696,628	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%	$18,696,628
311,508,627	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)		0.25	311,508,627

				330,205,255

Total Short-Term Investments (Cost $333,838,703)				335,576,755

Total Investments in Securities (Cost $1,324,282,249)*		127.23%		1,435,602,039
Other Assets and Liabilities, Net		(27.23)		(307,294,208)

Total Net Assets		100.00%		$1,128,307,831

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,346,299,449 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$181,337,416
Gross unrealized depreciation	(92,034,826)

Net unrealized appreciation	$89,302,590
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 53
SMALL CAP OPPORTUNITIES FUND

Shares	Security Name	Value
Common Stocks: 86.06%

Consumer Discretionary: 10.37%

Auto Components: 0.36%
45,400	BorgWarner Incorporated«†	$2,547,394

Distributors: 1.06%
345,800	LKQ Corporation«†	7,517,692

Diversified Consumer Services: 0.22%
28,100	Capella Education Company«†	1,540,723

Hotels, Restaurants & Leisure: 2.67%
435,200	Ambassadors Group Incorporated«	4,826,368
100,300	Bally Technologies Incorporated†	3,618,824
34,900	Home Inns & Hotels Management ADR«†	1,785,484
331,000	Pinnacle Entertainment Incorporated«†	4,236,800
556,700	Scientific Games Corporation Class A†	4,397,930

		18,865,406

Household Durables: 0.56%
205,900	American Greetings Corporation Class A«	3,988,283

Media: 2.73%
364,700	Arbitron Incorporated«	9,234,204
384,300	Clear Channel Outdoor Holdings Incorporated†	4,565,484
53,600	Lamar Advertising Company Class A«†	1,821,864
26,600	Liberty Media Starz Series A†	1,742,832
66,300	Scholastic Corporations«	1,952,535

		19,316,919

Specialty Retail: 2.55%
117,400	Children’s Place Retail Stores Incorporated«†	5,172,644
134,400	Lithia Motors Incorporated Class A«	1,464,960
248,400	Men’s Wearhouse Incorporated«	6,070,896
213,400	Rent-A-Center Incorporated	5,364,876

		18,073,376

Textiles, Apparel & Luxury Goods: 0.22%
93,400	Volcom Incorporated†	1,542,058

Consumer Staples: 2.68%

Food & Staples Retailing: 1.14%
192,000	Nash Finch Company«	8,044,800

Food Products: 1.30%
39,700	Diamond Foods Incorporated«	1,754,740
177,200	Sanderson Farms Incorporated«	7,438,856

		9,193,596

Household Products: 0.24%
166,200	Central Garden & Pet Company†	1,720,170

54 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP OPPORTUNITIES FUND

Shares	Security Name	Value
Energy: 4.53%

Energy Equipment & Services: 2.09%
595,300	Helix Energy Solutions Group lncorporated†«	$7,554,357
261,400	Superior Energy Services lncorporated«†	7,219,868

		14,774,225

Oil, Gas & Consumable Fuels: 2.44%
239,300	Penn Virginia Corporation«	3,546,426
1,080,900	Ram Power Corporation	2,140,816
278,800	SM Energy Company	11,620,384

		17,307,626

Financials: 11.53%

Capital Markets: 1.97%
457,400	Gleacher & Company lncorporated†«	1,029,150
105,000	Investment Technology Group Incorporated†	1,495,200
206,400	Knight Capital Group Incorporated Class A«†	2,689,392
236,800	Lazard Limited	8,737,920

		13,951,662

Commercial Banks: 3.24%
49,500	Bank of Hawaii Corporation	2,137,905
471,110	CVB Financial Corporation«	3,585,147
68,640	Hudson Valley Holding Corporation	1,341,912
91,800	MB Financial Incorporated«	1,366,902
260,100	Old National Bancorp«	2,460,546
126,000	Simmons First National Corporation«	3,425,940
210,300	Texas Capital Bancshares lncorporated«†	3,816,945
95,700	Westamerica Bancorporation«	4,786,914

		22,922,211

Diversified Financial Services: 0.36%
148,500	Compass Diversified Holdings	2,528,955

Insurance: 1.68%
191,800	Hilltop Holdings Incorporated†	1,916,082
76,500	Primerica Incorporated«	1,615,680
167,400	Reinsurance Group of America Incorporated	8,381,718

		11,913,480

Real Estate Investment Trusts (REITs): 2.58%
106,211	Health Care REIT Incorporated«	5,427,382
332,100	Investors Real Estate Trust«	2,922,480
66,200	National Retail Properties Incorporated«	1,794,020
199,600	Pebblebrook Hotel Trust†	3,910,164
298,900	Redwood Trust Incorporated«	4,238,402

		18,292,448

Real Estate Management & Development: 0.47%
127,200	Altisource Portfolio Solutions†	3,327,552

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 55
SMALL CAP OPPORTUNITIES FUND

Shares	Security Name	Value
Thrifts & Mortgage Finance: 1.23%
310,600	Brookline Bancorp Incorporated	$3,025,244
653,900	Ocwen Financial Corporation†«	5,643,157

		8,668,401

Health Care: 12.52%

Biotechnology: 1.21%
100,900	Cepheid Incorporated«†	2,122,936
563,400	Lexicon Genetics lncorporated«†	997,218
73,700	Onyx Pharmaceuticals Incorporated«†	1,977,371
209,800	Seattle Genetics Incorporated«†	3,438,622

		8,536,147

Health Care Equipment & Supplies: 4.20%
179,500	Alimera Sciences lncorporated†«	1,929,625
174,500	Cooper Companies Incorporated«	8,609,830
107,600	Haemonetics Corporation«†	5,880,340
223,900	Masimo Corporation«	6,755,063
43,000	Volcano Corporation«†	1,050,060
153,300	West Pharmaceutical Services Incorporated«	5,471,277

		29,696,195

Health Care Providers & Services: 6.30%
141,500	Accretive Health Incorporated†	1,525,370
45,000	Amedisys lncorporated«†	1,145,700
132,300	AMERIGROUP Corporation«†	5,520,879
232,200	Centene Corporation†	5,182,704
125,500	Emergency Medical Services Corporation†	6,824,690
53,500	HMS Holdings Corporation«†	3,215,885
61,100	IPA The Hospitalist Company†	1,957,033
340,600	Omnicare Incorporated«	8,215,272
228,300	Sun Healthcare Group Incorporated†	2,171,133
321,800	Team Health Holdings LLC«†	4,296,030
221,100	VCA Antech Incorporated†«	4,570,137

		44,624,833

Life Sciences Tools & Services: 0.37%
43,400	TECHNE Corporation«	2,643,928

Pharmaceuticals: 0.44%
444,500	Inspire Pharmaceuticals Incorporated†	3,111,500

Industrials: 14.71%

Air Freight & Logistics: 0.58%
79,200	Atlas Air Worldwide Holdings lncorporated†«	4,138,992

Airlines: 0.73%
60,500	Allegiant Travel Company†«	2,848,945
314,400	Hawaiian Holdings Incorporated«†	2,301,408

		5,150,353

Building Products: 0.24%
161,700	Apogee Enterprises Incorporated	1,696,233

56 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP OPPORTUNITIES FUND

Shares	Security Name	Value
Commercial Services & Supplies: 6.65%
193,600	FTI Consulting lncorporated«†	$6,865,056
223,700	GEO Group Incorporated«†	5,737,905
160,200	Healthcare Services Group«	3,849,606
257,400	IESI-BFC Limited	6,018,012
247,100	Navigant Consulting Incorporated†	2,260,965
285,961	Standard Parking Corporation†	4,887,073
111,894	Stantec Incorporated†	3,092,746
75,000	Towers Watson & Company	3,856,500
258,950	Waste Connections Incorporated†«	10,549,623

		47,117,486

Construction & Engineering: 1.35%
295,900	Great Lakes Dredge & Dock Company†«	1,831,621
69,900	Michael Baker Corporation†	2,284,332
449,100	Pike Electric Corporation†(i)	3,395,196
87,200	Tutor Prini Corporation†	2,023,912

		9,535,061

Electrical Equipment: 1.00%
92,200	Baldor Electric Company«	3,874,244
197,500	GrafTech International Limited†	3,252,825

		7,127,069

Machinery: 2.65%
109,100	Columbus Mckinnon Corporation†	1,915,796
218,700	Enpro Industries lncorporated«†	7,685,118
116,500	ESCO Technologies Incorporated	3,993,620
142,800	IDEX Corporation«	5,152,224

		18,746,758

Road & Rail: 1.51%
208,900	Arkansas Best Corporation«	5,291,437
122,700	Kansas City Southern†«	5,376,714

		10,668,151

Information Technology: 17.32%

Communications Equipment: 0.88%
464,694	Mitel Networks Corporation†(i)	3,085,568
239,100	Tekelec†«	3,113,082

		6,198,650

Computers & Peripherals: 0.97%
232,700	QLogic Corporation«†	4,088,539
216,700	Smart Technologies Incorporated Class A†	2,814,933

		6,903,472

Electronic Equipment & Instruments: 1.56%
602,000	China Security & Surveillance Technology Incorporated«†	3,250,800
216,000	Methode Electronics Incorporated	2,006,640
77,600	Rofin-Sinar Technologies lncorporated«†	2,167,368
121,700	ScanSource lncorporated«†	3,643,698

		11,068,506

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 57
SMALL CAP OPPORTUNITIES FUND

Shares	Security Name	Value
Internet Software & Services: 3.30%
736,700	Art Technology Group Incorporated†	$3,086,773
238,300	ComScore Incorporated†	5,602,433
239,100	Digital River lncorporated«†	8,908,866
319,900	Monster Worldwide lncorporated«†	5,777,394

		23,375,466

IT Services: 1.47%
226,800	Gartner Incorporated†	7,187,292
171,200	Genpact Limited«†	2,722,080
24,400	TNS Incorporated†	467,016

		10,376,388

Semiconductors & Semiconductor Equipment: 3.10%
416,600	Anadigics lncorporated«†	2,820,382
1,008,700	Atmel Corporation«†	8,937,082
100,400	FEI Company†	2,184,704
718,800	Integrated Device Technology Incorporated†	4,233,732
156,300	Standard Microsystems Corporation†	3,773,082

		21,948,982

Software: 6.04%
334,000	Ariba lncorporated†«	6,272,520
129,200	Informatica Corporation«†	5,257,148
254,100	Kenexa Corporation†«	4,647,489
332,600	Netscout Systems lncorporated«†	7,806,122
379,000	Parametric Technology Corporation«†	8,137,130
104,100	Progress Software Corporation†«	3,890,217
334,300	Websense lncorporated«†	6,726,116

		42,736,742

Materials: 7.58%

Chemicals: 2.46%
200,900	Cabot Corporation	6,834,618
63,800	Innophos Holdings Incorporated†	2,342,736
228,900	Olin Corporation«	4,575,711
146,500	STR Holdings lncorporated«†	3,640,525

		17,393,590

Containers & Packaging: 2.04%
313,500	Graham Packaging Corporation†	3,740,055
139,800	Smurfit Stone Container Corporation†	3,215,400
223,900	Sonoco Products Company«	7,500,650

		14,456,105

Metals & Mining: 2.72%
149,000	AMCOL International Corporation«	4,133,260
267,500	Jaguar Mining Incorporated†	1,730,725
43,200	Kaiser Aluminum Corporation†	1,943,568
282,700	Metals USA Holdings Corporation†	3,378,265
161,700	Pan American Silver Corporation	5,161,464
58,500	Royal Gold Incorporated«	2,896,335

		19,243,617

58 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP OPPORTUNITIES FUND

Shares	Security Name	Value
Paper & Forest Products: 0.36%
303,000	Wausau Paper Corporation«	$2,557,320

Telecommunication Services: 1.22%

Diversified Telecommunication Services: 0.90%
111,900	AboveNet Incorporated†	6,365,991

Wireless Telecommunication Services: 0.32%
75,800	Syniverse Holdings Incorporated†	2,311,142

Utilities: 3.60%

Electric Utilities: 2.85%
214,100	Cleco Corporation«	6,694,907
205,700	UniSource Energy Corporation«	7,213,899
248,900	Westar Energy Incorporated	6,297,170

		20,205,976

Multi-Utilities: 0.75%
178,900	Northwestern Corporation	5,325,853

Total Common Stocks (Cost $508,155,521)		609,297,483

Investment Companies: 1.54%
154,800	iShares Russell 2000 Index Fund«	10,883,988

Total Investment Companies (Cost $9,610,591)		10,883,988

Principal		Interest Rate	Maturity Date
Short-Term Investments: 41.38%

Corporate Bonds & Notes: 0.47%
$2,882,416	Gryphon Funding Limited(v)(a)(i)	0.00%	08/05/2011	1,178,332
3,716,157	VFNC Corporation(v)††±(a)(i)	0.24	09/29/2011	2,118,210

				3,296,542

Shares			Yield
Investment Companies: 40.91%
83,288,150	Wells Fargo Advantage Money Market Trust(l)(u)		0.19	83,288,150
206,332,153	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.25	206,332,153

				289,620,303

Total Short-Term Investments (Cost $291,850,185)				292,916,845

Total Investments in Securities (Cost $809,616,297)*		128.98%		913,098,316
Other Assets and Liabilities, Net		(28.98)		(205,140,573)

Total Net Assets		100.00%		$707,957,743

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 59
SMALL CAP OPPORTUNITIES FUND

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

±	Variable rate investments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $816,893,114 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$132,375,697
Gross unrealized depreciation	(36,170,495)

Net unrealized appreciation	$96,205,202
The accompanying notes are an integral part of these financial statements.

60 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP VALUE FUND

Shares	Security Name	Value
Common Stocks: 91.35%

Consumer Discretionary: 4.37%

Diversified Consumer Services: 0.30%
1,454,100	Cambium Learning Group Incorporated†	$4,493,169
1,432,300	Corinthian Colleges Incorporated†	7,476,606
1,649,100	Voyager Expanded Learning Corporation(a)	0

		11,969,775

Hotels, Restaurants & Leisure: 0.76%
1,878,600	Scientific Games Corporation Class A†	14,840,940
3,436,800	Wendy’s Arby’s Group Incorporated	15,809,280

		30,650,220

Household Durables: 0.75%
347,577	Cavco Industries Incorporated†**	11,014,715
556,600	KB Home Incorporated	5,849,866
1,656,800	Palm Harbor Homes Incorporated†**	2,137,272
637,400	Skyline Corporation**	11,364,842

		30,366,695

Internet & Catalog Retail: 0.08%
1,927,300	dELiA*s Incorporated†**	3,141,499

Media: 0.61%
638,300	Discovery Communications Incorporated Class A†	24,804,338

Multiline Retail: 0.24%
863,700	Saks Incorporated†	9,621,618

Specialty Retail: 1.63%
2,045,700	Collective Brands Incorporated†	31,360,581
456,200	Foot Locker Incorporated	7,267,266
287,300	rue21 Incorporated†	7,647,926
999,000	Talbots Incorporated†	9,770,220
354,300	Vitamin Shoppe Incorporated†	9,853,083

		65,899,076

Consumer Staples: 1.74%

Food Products: 1.04%
2,930,300	Del Monte Foods Company	42,020,502

Personal Products: 0.70%
2,615,900	Prestige Brands Holdings Incorporated†**	28,120,925

Energy: 24.62%

Energy Equipment & Services: 8.08%
7,690,400	Global Industries Limited†**	44,527,416
1,275,200	Helix Energy Solutions Group Incorporated†	16,182,288
1,020,900	Helmerich & Payne Incorporated	43,674,102
7,391,100	ION Geophysical Corporation†	36,142,479
3,058,600	Key Energy Services Incorporated†	30,127,210

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 61
SMALL CAP VALUE FUND

Shares	Security Name	Value
Energy Equipment & Services (continued)
7,815,900	Newpark Resources Incorporated†**	$45,957,492
672,000	Oceaneering International Incorporated†	41,576,640
2,463,700	Parker Drilling Company†	10,421,451
849,995	PHI Incorporated (non-voting)†**	14,849,413
137,800	PHI Incorporated (voting)†	2,337,088
505,700	Pride International Incorporated†	15,332,824
3,824,500	Vantage Drilling Company†	6,578,140
2,067,100	Willbros Group Incorporated†	18,314,506

		326,021,049

Oil, Gas & Consumable Fuels: 16.54%
105,000	EQT Corporation	3,931,200
1,148,600	Forest Oil Corporation†	35,296,478
1,692,100	International Coal Group Incorporated†	9,509,602
4,185,300	InterOil Corporation†**	297,909,654
7,036,500	McMoRan Exploration Company†**	118,494,660
469,500	Newfield Exploration Company†	27,991,590
223,100	Noble Energy Incorporated	18,178,188
1,053,300	Petrohawk Energy Corporation†	17,916,633
1,125,100	PetroQuest Energy Incorporated†	6,278,058
258,400	Pioneer Natural Resources Company	18,036,320
337,200	Plains Exploration & Product Company†	9,397,764
2,211,900	Range Resources Corporation	82,702,941
2,152,500	Trilogy Energy Corporation	22,160,261

		667,803,349

Financials: 18.68%

Commercial Banks: 4.16%
317,200	Ameris Bancorp	2,940,444
906,600	Associated Banc-Corporation	11,486,622
1,227,905	Bancorp Incorporated†	9,197,008
1,739,624	Center Financial Corporation†	9,080,837
1,359,000	CenterState Banks Incorporated	10,056,600
486,900	City National Corporation	25,109,433
1,247,697	First Horizon National Corporation†	12,589,263
485,500	IBERIABANK Corporation	25,270,275
1,051,900	Park Sterling Bank†	6,122,058
379,800	Sandy Spring Bancorp Incorporated	6,608,520
307,600	SVB Financial Group†	13,331,384
922,135	Western Liberty Bancorp†**	6,399,617
2,391,795	Whitney Holding Corporation	19,804,063
1,367,600	Wilmington Trust Corporation	9,723,636

		167,719,760

Diversified Financial Services: 0.22%
458,600	NBH Holdings Corporation(a)	8,942,700

Insurance: 2.97%
1,825,400	Argo Group International Holdings Limited**	63,323,126
1,895,100	Hilltop Holdings Incorporated†	18,932,049
598,100	Mercury General Corporation	25,407,288
871,800	OneBeacon Insurance Group Limited	12,274,944

		119,937,407

62 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP VALUE FUND

Shares	Security Name	Value
Real Estate Investment Trusts (REITs): 11.02%
2,874,100	Annaly Capital Management Incorporated	$50,900,311
3,943,100	Anworth Mortgage Asset Corporation	27,641,131
664,765	Armour Residential Incorporated**	4,879,375
4,570,900	Capstead Mortgage Corporation**	52,108,260
36,917,920	Chimera Investment Corporation	151,363,472
475,300	Crexus Investment Corporation	6,012,545
1,079,400	Hatteras Financial Corporation	31,604,832
1,607,700	Invesco Mortgage Capital**	34,710,243
5,634,100	MFA Mortgage Investments Incorporated	44,565,731
995,900	Redwood Trust Incorporated	14,121,862
819,500	Sun Communities Incorporated	26,723,895

		444,631,657

Thrifts & Mortgage Finance: 0.31%
786,700	First Niagara Financial Group Incorporated	9,322,395
300,300	Northwest Bancshares Incorporated	3,405,402

		12,727,797

Health Care: 6.34%

Biotechnology: 0.09%
601,250	Infinity Pharmaceuticals Incorporated†	3,415,100

Health Care Equipment & Supplies: 2.35%
308,600	Gen-Probe Incorporated†	14,945,498
880,100	Hologic Incorporated†	14,099,202
5,671,900	Orasure Technologies Incorporated†**	23,084,633
499,900	Steris Corporation	17,106,578
1,216,600	Symmetry Medical Incorporated†	10,766,910
236,300	Varian Medical Systems Incorporated†	14,938,886

		94,941,707

Health Care Providers & Services: 2.31%
962,100	Amedisys Incorporated†	24,495,066
321,200	Community Health Systems Incorporated†	9,661,696
2,487,500	Cross Country Healthcare Incorporated†**	18,158,750
1,222,200	Gentiva Health Services Incorporated†	28,452,816
576,695	Healthways Incorporated†	6,043,764
272,600	Omnicare Incorporated#	6,575,112

		93,387,204

Health Care Technology: 0.22%
474,100	Medidata Solutions Incorporated†	8,832,483

Life Sciences Tools & Services: 1.37%
1,712,400	Accelrys Incorporated†	12,414,900
258,700	Life Technologies Corporation†	12,981,566
1,427,500	MDS Incorporated	15,902,350
6,100	Nordion Incorporated†	68,400
652,700	Parexel International Corporation†	14,033,050

		55,400,266

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 63
SMALL CAP VALUE FUND

Shares	Security Name	Value
Industrials: 13.28%

Aerospace & Defense: 0.20%
1,791,500	Ascent Solar Technologies Incorporated†**	$7,828,855

Airlines: 5.53%
788,500	Alaska Air Group Incorporated†	41,632,800
4,163,300	Delta Air Lines Incorporated†	57,828,237
367,600	Lan Airlines SA ADR	11,300,024
3,877,000	United Continental Holdings Incorporated†	112,588,080

		223,349,141

Commercial Services & Supplies: 4.43%
1,835,700	ABM Industries Incorporated	41,395,035
3,037,600	ACCO Brands Corporation†**	18,924,248
2,626,100	GEO Group Incorporated†**	67,359,465
744,000	Healthcare Services Group	17,878,320
2,563,900	Hill International Incorporated†**	13,768,143
496,100	Kforce Incorporated†	7,446,461
405,700	Verisk Analytics Incorporated Class A†	12,093,917

		178,865,589

Construction & Engineering: 1.99%
2,944,200	Chicago Bridge & Iron Company NV†	74,223,282
825,305	Primoris Services Corporation	6,214,547

		80,437,829

Electrical Equipment: 0.78%
1,898,600	GrafTech International Limited†	31,269,942

Road & Rail: 0.24%
1,235,600	Covenant Transport Incorporated Class A†**	9,044,592
152,836	YRC Worldwide Incorporated†	674,007

		9,718,599

Trading Companies & Distributors: 0.11%
233,600	United Rentals Incorporated†	4,389,344

Information Technology: 6.36%

Communications Equipment: 1.26%
1,877,500	Brocade Communications Systems Incorporated†	11,865,800
1,660,900	China GrenTech Corporation Limited ADR†**	4,899,655
2,161,500	Harmonic Incorporated†	15,087,270
14,539,200	MRV Communications Incorporated†**	19,046,352

		50,899,077

Computers & Peripherals: 1.57%
3,885,500	Cray Incorporated†**	23,235,290
3,449,000	Intermec Incorporated†**	40,180,850

		63,416,140

64 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL CAP VALUE FUND

Shares	Security Name	Value
Electronic Equipment & Instruments: 3.21%
760,600	Cognex Corporation	$20,308,020
994,700	Coherent Incorporated†	41,737,612
1,231,800	OSI Systems Incorporated†**	44,344,800
2,221,100	Power One Incorporated†	23,121,651

		129,512,083

Office Electronics: 0.10%
115,800	Zebra Technologies Corporation†	4,143,324

Semiconductors & Semiconductor Equipment: 0.22%
1,376,065	LTX-Credence Corporation†	8,738,013

Materials: 15.38%

Chemicals: 0.53%
1,415,300	Calgon Carbon Corporation†	21,243,653

Containers & Packaging: 0.21%
8,261,300	Intertape Polymer Group Incorporated†**	8,509,139

Metals & Mining: 14.26%
743,600	Agnico-Eagle Mines Limited#	57,695,924
1,138,000	Carpenter Technology Corporation	40,581,080
2,824,700	Eldorado Gold Corporation	47,822,171
3,193,100	Great Basin Gold Limited†	8,972,611
604,500	Harry Winston Diamond Corporation†	7,725,510
2,410,700	Petaquilla Minerals Limited†	2,000,881
2,712,000	Randgold Resources Limited ADR	254,711,040
844,900	Royal Gold Incorporated	41,830,999
292,257	Sandstorm Metals & Energy Limited†	136,113
13,382,050	Sandstorm Resources Limited†**	9,184,660
836,476	Silver Standard Resources Incorporated†	20,309,637
2,532,900	Steel Dynamics Incorporated	36,777,708
462,600	United States Steel Corporation	19,794,654
99,400	Webco Industries Incorporated†(a)**	6,461,000
1,968,200	Yamana Gold Incorporated	21,630,518

		575,634,506

Paper & Forest Products: 0.38%
1,834,100	Wausau Paper Corporation	15,479,804

Telecommunication Services: 0.58%

Diversified Telecommunication Services: 0.58%
9,472,400	Cincinnati Bell Incorporated†	23,207,380

Total Common Stocks (Cost $2,871,038,784)		3,686,997,545

Investment Companies: 1.49%
648,700	KBW Regional Banking ETF	14,680,081
791,400	Market Vectors Gold Miners ETF	45,307,650

Total Investment Companies (Cost $41,005,272)		59,987,731

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 65
SMALL CAP VALUE FUND

Shares	Security Name	Expiration Date	Value
Warrants: 0.00%

Financials: 0.00%

Real Estate Investments Trusts: 0.00%
486,542	Armour Residential Incorporated†	11/07/2011	$38,923

Materials: 0.00%

Metals & Mining: 0.00%
470,242	Sandstorm Resources Limited†	04/23/2014	138,320

Total Warrants (Cost$0)			177,243

		Yield
Short-Term Investments: 7.01%

Investment Companies: 7.01%
282,882,466	Wells Fargo Advantage Money Market Trust(l)(u)	0.19%	282,882,466

Total Short-Term Investments (Cost $282,882,466)			282,882,466

Total Investments in Securities (Cost $3,194,926,522)*		99.85%	4,030,044,985
Other Assets and Liabilities, Net		0.15	6,080,609

Total Net Assets		100.00%	$4,036,125,594

†	Non-income earning securities.

#	All or a portion of this security segregated as collateral for written options.

(l)	Investment in an affiliate.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(u)	Rate shown is the 7-day annualized yield at period end.

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

*	Cost for federal income tax purposes is $3,291,505,400 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$1,244,661,660
Gross unrealized depreciation	(506,122,075)

Net unrealized appreciation	$738,539,585
The accompanying notes are an integral part of these financial statements.

66 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL/MID CAP VALUE FUND

Shares	Security Name	Value
Common Stocks: 96.33%

Consumer Discretionary: 6.28%

Auto Components: 0.78%
95,455	Gentex Corporation	$1,907,191

Hotels, Restaurants & Leisure: 0.74%
641,346	Century Casinos Incorporated†	1,366,067
500,945	Empire Resorts Incorporated†	430,813

		1,796,880

Household Durables: 1.20%
78,348	Cavco Industries Incorporated†	2,482,848
337,647	Palm Harbor Homes Incorporated†	435,565

		2,918,413

Leisure Equipment & Products: 0.54%
185,600	Clarus Corporation†	1,321,472

Media: 2.57%
643,390	Entravision Communications Corporation Class A†	1,363,987
114,425	Interpublic Group of Companies Incorporated†	1,184,299
134,425	Outdoor Channel Holdings Incorporated†	709,764
121,815	Regal Entertainment Group Class A	1,644,503
26,960	Scripps Networks Interactive Incorporated	1,371,994

		6,274,547

Specialty Retail: 0.45%
496,800	Bakers Footwear Group Incorporated†**	491,832
21,440	Vitamin Shoppe Incorporated†	596,246

		1,088,078

Consumer Staples: 0.42%

Household Products: 0.42%
27,413	WD-40 Company	1,011,266

Energy: 22.38%

Energy Equipment & Services: 5.21%
403,130	Global Industries Limited†	2,334,123
142,970	Helix Energy Solutions Group Incorporated†	1,814,289
28,115	Helmerich & Payne Incorporated	1,202,760
148,850	Key Energy Services Incorporated†	1,466,173
46,065	McDermott International Incorporated†	710,783
473,016	Newpark Resources Incorporated†	2,781,334
30,640	Pride International Incorporated†	929,005
163,960	Willbros Group Incorporated†	1,452,686

		12,691,153

Oil, Gas & Consumable Fuels: 17.17%
81,830	Canadian Natural Resources Limited	2,984,340
55,350	El Paso Corporation	733,941
84,747	Energy XXI Bermuda Limited†	1,842,400
48,610	EXCO Resources Incorporated	720,886
208,134	InterOil Corporation†	14,814,978
42,810	Marathon Oil Corporation	1,522,752

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 67
SMALL/MID CAP VALUE FUND

Shares	Security Name	Value
Oil, Gas & Consumable Fuels (continued)
429,640	McMoRan Exploration Company†	$7,235,138
22,775	Newfield Exploration Company†	1,357,846
42,475	Penn West Energy Trust	968,430
18,990	Pioneer Natural Resources Company	1,325,502
45,250	Plains Exploration & Product Company†	1,261,118
102,452	Range Resources Corporation	3,830,680
83,045	SandRidge Energy Incorporated†	454,256
267,610	Trilogy Energy Corporation	2,755,079

		41,807,346

Financials: 19.47%

Capital Markets: 0.40%
62,930	Artio Global Investos Incorporated	979,820

Commercial Banks: 4.89%
141,317	1st United Bancorp Incorporated†	850,728
142,811	American River Holdings	826,876
77,320	Bancorp Incorporated†	579,127
126,395	Center Financial Corporation†	659,782
245,255	Community Bankers Trust Corporation	259,970
262,041	First Security Group Incorporated	432,368
30,675	IBERIABANK Corporation	1,596,634
54,715	Midsouth Bancorp Incorporated	751,784
278,825	Pacific Premier Bancorp Incorporated†	1,461,043
117,800	Sierra Bancorp	1,226,298
73,435	Sterling Bancorp	689,555
35,455	Univest Corporation of Pennsylvania	668,681
63,850	Washington Banking Company	803,872
71,795	Western Liberty Bancorp†	498,257
85,400	Wilmington Trust Corporation	607,194

		11,912,169

Insurance: 2.67%
86,890	Argo Group International Holdings Limited	3,014,214
644,295	First Acceptance Corporation†	1,198,389
99,996	Hilltop Holdings Incorporated†	998,960
30,425	Mercury General Corporation	1,292,454

		6,504,017

Real Estate Investment Trusts (REITs): 11.01%
164,143	Annaly Capital Management Incorporated	2,906,973
262,330	Anworth Mortgage Asset Corporation	1,838,933
230,970	Capstead Mortgage Corporation	2,633,058
2,174,496	Chimera Investment Corporation	8,915,434
65,325	Hatteras Financial Corporation	1,912,716
126,900	MFA Mortgage Investments Incorporated	1,003,779
789,076	Origen Financial Incorporated†	1,499,244
61,971	Redwood Trust Incorporated	878,749
80,600	Sun Communities Incorporated	2,628,366
245,335	UMH Properties Incorporated	2,598,098

		26,815,350

Real Estate Management & Development: 0.09%
20,495	Kennedy Wilson Holdings Incorporated†	218,682

68 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL/MID CAP VALUE FUND

Shares	Security Name	Value
Thrifts & Mortgage Finance: 0.41%
54,810	First Niagara Financial Group Incorporated	$649,499
29,745	Northwest Bancshares Incorporated	337,308

		986,807

Health Care: 6.00%

Biotechnology: 0.00%
420	Infinity Pharmaceuticals Incorporated†	2,386

Health Care Equipment & Supplies: 2.64%
377,007	Allied Healthcare Products Incorporated†	1,394,926
13,190	Haemonetics Corporation†	720,834
475,017	Orasure Technologies Incorporated†	1,933,319
20,590	Stryker Corporation	1,018,999
68,945	Wright Medical Group Incorporated†	919,726
13,760	Zoll Medical Corporation†	447,613

		6,435,417

Health Care Providers & Services: 1.55%
108,510	Cross Country Healthcare Incorporated†	792,123
93,862	Ensign Group Incorporated	1,761,790
70,971	Genoptix Incorporated†	1,207,926

		3,761,839

Health Care Technology: 1.31%
26,280	Computer Programs & Systems Incorporated	1,200,208
301,500	Merge Healthcare Incorporated†	1,007,010
56,065	Transcend Services Incorporated†	976,652

		3,183,870

Life Sciences Tools & Services: 0.50%
169,453	Accelrys Incorporated†	1,228,534

Industrials: 11.11%

Aerospace & Defense: 0.86%
128,890	Orbital Sciences Corporation†	2,093,174

Airlines: 0.38%
131,845	JetBlue Airways Corporation†	920,278

Building Products: 0.41%
265,000	Patrick Industries Incorporated†	511,450
159,961	U.S. Home Systems Incorporated†	494,279

		1,005,729

Commercial Services & Supplies: 4.72%
41,170	ABM Industries Incorporated	928,384
195,330	ACCO Brands Corporation†	1,216,906
39,080	Avery Dennison Corporation	1,420,558
30,065	Corrections Corporation of America†	771,769
154,502	GEO Group Incorporated†	3,962,976
48,109	Healthcare Services Group	1,156,059
75,902	Standard Parking Corporation†	1,297,165
24,640	Verisk Analytics Incorporated Class A†	734,518

		11,488,335

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 69
SMALL/MID CAP VALUE FUND

Shares	Security Name	Value
Construction & Engineering: 1.24%
165,379	Integrated Electrical Services Incorporated†	$603,633
321,273	Primoris Services Corporation	2,419,186

		3,022,819

Electrical Equipment: 0.31%
32,847	Babcock & Wilcox Company†	749,569

Machinery: 1.05%
51,360	Actuant Corporation Class A	1,154,059
40,060	Kaydon Corporation	1,396,892

		2,550,951

Marine: 0.46%
386,590	Star Bulk Carriers Corporation	1,128,843

Professional Services: 1.67%
758,080	Hill International Incorporated†	4,070,890

Road & Rail: 0.01%
8,881	YRC Worldwide Incorporated†	39,165

Information Technology: 14.02%

Communications Equipment: 4.34%
375,079	Bigband Networks Incorporated†	1,113,985
258,815	Brocade Communications Systems Incorporated†	1,635,711
381,204	China GrenTech Corporation Limited ADR†	1,124,552
174,925	EMcore Corporation†	220,406
2,418,840	MRV Communications Incorporated†	3,168,680
1,586,485	Sandvine Corporation†	3,304,648

		10,567,982

Computers & Peripherals: 1.60%
236,845	Cray Incorporated†	1,416,333
213,275	Intermec Incorporated†	2,484,654

		3,900,987

Electronic Equipment & Instruments: 1.87%
503,552	Evans & Sutherland Computer Corporation†	624,404
40,806	OSI Systems Incorporated†	1,469,016
133,865	Power One Incorporated†	1,393,535
97,420	Richardson Electronics Limited	1,054,084

		4,541,039

IT Services: 2.02%
614,683	Tier Technologies Incorporated Class B†	3,509,840
80,640	Western Union Company	1,419,264

		4,929,104

Semiconductors & Semiconductor Equipment: 3.81%
135,330	FormFactor Incorporated†	1,316,761
260,476	LTX-Credence Corporation†	1,654,023
112,665	MEMC Electronic Materials Incorporated†	1,444,365
357,940	Micron Technology Incorporated†	2,960,164
1,022,835	Trident Microsystems Incorporated†	1,902,473

		9,277,786

70 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SMALL/MID CAP VALUE FUND

Shares	Security Name	Value
Software: 0.38%
33,900	Henry Jack & Associates Incorporated	$920,724

Materials: 16.07%

Chemicals: 0.18%
8,840	International Flavors & Fragrances Incorporated	443,414

Containers & Packaging: 0.32%
760,051	Intertape Polymer Group Incorporated†	782,853

Metals & Mining: 15.57%
37,225	Agnico-Eagle Mines Limited	2,888,288
35,159	Centerra Gold Incorporated	701,525
41,200	Centerra Gold Incorporated	822,061
45,650	Goldcorp Incorporated	2,035,534
998,465	Lucara Diamond Corporation†	906,606
2,117,715	Minera Andes Incorporated†	4,157,075
60,510	Newmont Mining Corporation	3,683,244
628,740	Petaquilla Minerals Limited†	521,854
116,337	Randgold Resources Limited ADR	10,926,371
12,881,250	Rockwell Diamonds Incorporated†	757,795
2,992,475	Rockwell Diamonds Incorporated†	194,511
55,295	Royal Gold Incorporated	2,737,655
585,220	San Gold Corporation†	1,866,852
79,148	Sandstorm Metals & Energy Limited†	36,862
3,101,385	Sandstorm Resources Limited†	2,128,610
53,668	Silver Standard Resources Incorporated†	1,303,059
22,370	United States Steel Corporation	957,212
118,170	Yamana Gold Incorporated	1,298,688

		37,923,802

Telecommunication Services: 0.58%

Diversified Telecommunication Services: 0.58%
573,030	Cincinnati Bell Incorporated†	1,403,916

Total Common Stocks (Cost $199,140,367)		234,606,597

Investment Companies: 1.19%
53,936	KBW Regional Banking ETF	1,220,572
46,117	Market Vectors Junior Gold Miners Mutual Fund ETF	1,668,513

Total Investment Companies (Cost $2,333,981)		2,889,085

Warrants: 0.13%
Materials: 0.13%

		Expiration Date
Metals & Mining: 0.13%
904,067	Sandstorm Resources Limited†	04/23/2014	327,978

Total Warrants (Cost $15,993)			327,978

Short-Term Investments: 2.89%

		Yield
Investment Companies: 2.89%
7,044,747	Wells Fargo Advantage Money Market Trust(l)(u)	0.19%	7,044,747

Total Short-Term Investments (Cost$7,044,747)			7,044,747

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 71
SMALL/MID CAP VALUE FUND

Shares	Security Name		Value
Total Investments in Securities (Cost $208,535,088)*		100.54%	$244,868,407

Other Assets and Liabilities, Net		(0.54)	(1,322,564)

Total Net Assets		100.00%	$243,545,843

†	Non-income earning securities.

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as the Fund holds 5% or more of the issuer’s outstanding voting shares.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $217,539,491 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$61,757,046
Gross unrealized depreciation	(34,428,130)

Net unrealized appreciation	$27,328,916
The accompanying notes are an integral part of these financial statements.

72 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SPECIAL SMALL CAP VALUE FUND

Shares	Security Name	Value
Common Stocks: 93.10%

Consumer Discretionary: 15.36%

Auto Components: 1.53%
1,011,325	Modine Manufacturing Company†	$13,673,114

Diversified Consumer Services: 2.67%
647,802	Hillenbrand Incorporated	13,921,265
613,920	Jackson Hewitt Tax Service lncorporated«†	607,781
284,147	Matthews International Corporation Class A	9,382,534

		23,911,580

Hotels, Restaurants & Leisure: 2.43%
2,645,944	Dennys Corporation«†	8,546,399
114,352	Ruby Tuesday lncorporated«†	1,383,659
2,563,977	Wendy’s Arby’s Group Incorporated	11,794,294

		21,724,352

Household Durables: 3.68%
349,527	Blyth Incorporated	14,023,023
201,348	Cavco Industries Incorporated†	6,380,718
693,877	Dixie Group Incorporated†**	2,518,774
912,262	Furniture Brands International lncorporated«†	4,570,433
690,312	La-Z-Boy lncorporated«†	5,363,724

		32,856,672

Media: 0.87%
930,360	AH Belo Corporation«†**	6,763,717
77,993	Dex One Corporation†	546,731
103,144	Journal Communications Incorporated Class A†	475,494

		7,785,942

Specialty Retail: 2.55%
417,298	AC Moore Arts & Crafts Incorporated†	938,921
391,445	Christopher & Banks Corporation	2,333,012
416,268	Genesco lncorporated«†	13,636,940
198,237	Men’s Wearhouse lncorporated«	4,844,912
391,437	Zale Corporation«†	1,002,079

		22,755,864

Textiles, Apparel & Luxury Goods: 1.63%
253,139	Delta Apparel Incorporated†	3,270,556
639,968	Kenneth Cole Productions Incorporated Class A†**	8,607,570
137,700	Skechers USA Incorporated Class A«†	2,676,888

		14,555,014

Consumer Staples: 3.98%

Food & Staples Retailing: 1.36%
219,309	Casey’s General Stores lncorporated«	9,092,551
461,532	Winn-Dixie Stores lncorporated«†	3,092,264

		12,184,815

Food Products: 0.25%
95,652	Seneca Foods Corporation Class A«†	2,209,561

Portfolio of Investments— October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 73
SPECIAL SMALL CAP VALUE FUND

Shares	Security Name	Value
Household Products: 1.55%
160,592	Central Garden & Pet Company†	$1,662,127
226,302	Central Garden & Pet Company Class A†	2,364,856
121,649	Spectrum Brands Holdings Incorporated†	3,448,749
173,136	WD-40 Company	6,386,987

		13,862,719

Personal Products: 0.82%
679,242	Prestige Brands Holdings Incorporated†	7,301,852

Energy: 5.81%

Energy Equipment & Services: 2.63%
440,432	Atwood Oceanics lncorporated«†	14,318,444
1,276,317	Cal Dive International Incorporated†	6,458,164
306,054	Willbros Group Incorporated†	2,711,638

		23,488,246

Oil, Gas & Consumable Fuels: 3.18%
879,117	Biofuel Energy Corporation«†	1,986,804
641,925	Comstock Resources lncorporated«†	14,347,024
112,200	Pennsylvania Virginia Corporation	1,662,804
21,600	Petroquest Energy Incorporated†	120,528
394,935	Stone Energy Corporation†	6,172,834
130,747	Swift Energy Company†	4,164,292

		28,454,286

Financials: 17.49%

Capital Markets: 3.35%
253,585	Deerfield Capital Corporation†	1,724,378
584,851	Investment Technology Group lncorporated«†	8,328,278
591,600	Knight Capital Group Incorporated Class A«†	7,708,548
691,320	Kohlberg Capital Corporation	4,749,368
227,766	SWS Group Incorporated	1,564,752
162,862	Westwood Holdings Group Incorporated	5,867,918

		29,943,242

Commercial Banks: 10.06%
37,300	BOK Financial Corporations«	1,724,379
215,756	First Citizens BancShares Incorporated	40,298,906
815,450	First Commonwealth Financial Corporation	4,745,919
154,709	IBERIABANK Corporation«	8,052,603
822,187	Old National Bancorp«	7,777,889
261,700	Synovus Financial Corporation	565,272
722,161	UMB Financial Corporation	26,763,287

		89,928,255

Insurance: 2.68%
964,018	Stewart Information Services Corporation«**	10,430,675
477,267	Validus Holdings Limited	13,535,292

		23,965,967

Thrifts & Mortgage Finance: 1.40%
814,667	NewAlliance Bancshares Incorporated	10,501,058
219,016	Provident New York Bancorp	1,942,672

		12,443,730

74 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SPECIAL SMALL CAP VALUE FUND

Shares	Security Name	Value
Health Care: 1.60%

Health Care Equipment & Supplies: 0.19%
46,303	ICU Medical Incorporated†	$1,690,060

Health Care Providers & Services: 0.91%
742,145	AMN Healthcare Services Incorporated†	3,933,369
114,613	Genoptix Incorporated†	1,950,713
226,740	Pharmerica Corporation«†	2,276,470

		8,160,552

Life Sciences Tools & Services: 0.50%
991,227	Cambrex Corporation†	4,490,258

Industrials: 19.51%

Aerospace & Defense: 0.48%
887,870	GenCorp Incorporated†	4,323,927

Building Products: 1.93%
109,700	Apogee Enterprises Incorporated	1,150,753
542,991	Builders FirstSource Incorporated†	1,096,842
784,615	Quanex Building Products Corporation	14,138,762
46,500	Trex Company lncorporated«†	834,675

		17,221,032

Commercial Services & Supplies: 3.33%
1,317,456	ACCO Brands Corporation«†	8,207,751
146,962	Cenveo Incorporated«†	808,291
386,699	Courier Corporation	5,723,145
107,584	Sykes Enterprises lncorporated«†	1,786,970
664,514	Viad Corporation	13,263,699

		29,789,856

Construction & Engineering: 0.13%
97,300	Sterling Construction Company†	1,187,060

Electrical Equipment: 0.83%
204,091	Franklin Electric Company Incorporated	7,369,726

Industrial Conglomerates: 0.47%
219,595	Tredegar Corporation	4,235,988

Machinery: 7.95%
348,770	Commercial Vehicle Group Incorporated†	4,683,981
358,648	Douglas Dynamics Incorporated	5,171,704
860,929	Kadant Incorporated†**	16,925,864
1,506,613	Mueller Industries Incorporated	44,294,422

		71,075,971

Marine: 0.25%
512,920	Horizon Lines lncorporated«	2,210,685

Professional Services: 2.77%
55,500	CRA International Incorporated†	1,035,075
667,812	Heidrick & Struggles International Incorporated	14,344,602
189,600	Hudson Highland Group Incorporated†	667,392
491,833	Korn/Ferry International«†	8,671,016

		24,718,085

Portfolio of Investments— October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 75
SPECIAL SMALL CAP VALUE FUND

Shares	Security Name	Value
Road & Rail: 1.37%
445,128	Arkansas Best Corporation«	$11,275,092
43,000	Werner Enterprises Incorporated«	916,760

		12,191,852

Information Technology: 17.15%

Communications Equipment: 0.45%
502,747	Aviat Networks Incorporated†	2,287,499
57,681	NETGEAR lncorporated«†	1,777,152

		4,064,651

Computers & Peripherals: 5.85%
2,809,098	ADPT Corporation†	8,427,294
90,334	Electronics For Imaging Incorporated†	1,236,672
2,252,421	Imation Corporation†**	21,938,581
6,127,833	Quantum Corporation«†	20,712,076

		52,314,623

Electronic Equipment & Instruments: 3.36%
15,382	American Science & Engineering lncorporated«	1,266,708
639,048	AVX Corporation	9,163,948
169,627	Benchmark Electronics Incorporated†	2,786,972
897,655	Orbotech Limited†	8,734,183
1,750,902	Technitrol lncorporated«	8,054,149

		30,005,960

IT Services: 0.58%
61,400	Global Payments lncorporated«	2,392,144
143,474	TNS Incorporated†	2,746,092

		5,138,236

Semiconductors & Semiconductor Equipment: 5.35%
703,145	ATMI lncorporated«†	12,424,572
244,232	Cabot Microelectronics Corporation«†	9,434,682
823,964	DSP Group Incorporated†	5,899,582
1,332,416	Exar Corporation†	8,860,566
1,505,781	Lattice Semiconductor Corporation†	7,318,096
161,734	Standard Microsystems Corporation«†	3,904,259

		47,841,757

Software: 1 .56%
281,832	ACI Worldwide Incorporated†	6,868,246
36,750	Bottomline Technologies Incorporated†	662,235
15,004	MicroStrategy Incorporated Class A†	1,359,813
866,060	S1 Corporation†	5,040,469

		13,930,763

Materials: 6.57%

Chemicals: 1.46%
399,805	A. Schulman Incorporated	8,675,769
402,733	American Pacific Corporation†**	2,424,453
55,205	Arch Chemicals lncorporated«	1,960,330

		13,060,552

76 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
SPECIAL SMALL CAP VALUE FUND

Shares	Security Name	Value
Construction Materials: 0.10%
39,000	Eagle Materials Incorporated	$914,940

Metals & Mining: 1.26%
597,060	Aurizon Mines Limited†	4,006,273
145,598	Royal Gold Incorporated«	7,208,557

		11,214,830

Paper & Forest Products: 3.75%
81,347	Clearwater Paper Corporation†	6,568,770
472,580	Glatfelter	5,878,895
781,434	Neenah Paper Incorporated**	11,995,012
117,312	Schweitzer Manduit International lncorporated«	7,529,084
179,800	Wausau Paper Corporation«	1,517,512

		33,489,273

Utilities: 5.63%

Electric Utilities: 5.63%
829,973	ALLETE lncorporated«	30,194,418
402,486	El Paso Electric Company†	9,901,156
95,841	MGE Energy Incorporated	3,886,353
304,302	Portland General Electric Company	6,359,909

		50,341,836

Total Common Stocks (Cost $898,309,598)		832,027,684

Principal		Interest Rate	Maturity Date
Short-Term Investments: 16.83%

Corporate Bonds & Notes: 0.47%
$10,293,386	Gryphon Funding Limited(a)(i)	0.00%	08/05/2011	4,207,936

Shares			Yield
Investment Companies: 16.36%
56,492,677	Wells Fargo Advantage Money Market Trust(l)(u)		0.19	56,492,677
89,727,070	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)		0.25	89,727,070

				146,219,747

Total Short-Term Investments (Cost $150,627,742)				150,427,683

Total Investments in Securities (Cost $1,048,937,340)*		109.93%		982,455,367

Other Assets and Liabilities, Net		(9.93)		(88,733,084)

Total Net Assets		100.00%		$893,722,283

Portfolio of Investments— October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 77
SPECIAL SMALL CAP VALUE FUND

(v)	Security represents investment of cash collateral received from securities on loan.

(I)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

**	Represents an affiliate of the Fund under Section 2(a)(2) and 2(a)(3) of the Investment Company Act of 1940, as Fund holds 5% or more of the issuer’s outstanding voting shares.

*	Cost for federal income tax purposes is $1,072,322,823 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$131,001,950
Gross unrealized depreciation	(220,869,406)

Net unrealized depreciation	$(89,867,456)
The accompanying notes are an integral part of these financial statements.

78 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Common Stocks: 96.82%

Consumer Discretionary: 16.12%

Auto Components: 0.62%
155,300	Wonder Auto Technology lncorporated«†	$1,497,092

Diversified Consumer Services: 1.83%
26,800	Capella Education Company«†	1,469,444
76,274	Steiner Leisure Limited†	2,957,143

		4,426,587

Hotels, Restaurants & Leisure: 3.48%
104,000	California Pizza Kitchen Incorporated†	1,717,040
37,200	P.P. Chang’s China Bistro lncorporated«	1,708,224
269,700	Shuffle Master Incorporated†	2,537,877
159,800	Texas Roadhouse Incorporated Class A«†	2,454,528

		8,417,669

Internet & Catalog Retail: 0.58%
33,080	Blue Nile lncorporated«†	1,409,208

Media: 2.1 8%
178,826	National CineMedia Incorporated	3,311,858
145,400	Regal Entertainment Group Class A	1,962,900

		5,274,758

Specialty Retail: 4.89%
37,100	Children’s Place Retail Stores lncorporated«†	1,634,626
60,000	DSW Incorporated Class A«†	1,996,200
50,600	Genesco Incorporated†	1,657,656
114,500	Hibbett Sports Incorporated«†	3,085,775
68,700	Lumber Liquidators Holdings lncorporated«†	1,654,296
190,200	Stein Mart Incorporated†	1,785,978

		11,814,531

Textiles, Apparel & Luxury Goods: 2.54%
172,100	Iconix Brand Group lncorporated«†	3,011,750
59,100	Warnaco Group lncorporated«†	3,138,801

		6,150,551

Consumer Staples: 2.08%

Food Products: 1.18%
64,800	Diamond Foods Incorporated	2,864,160

Personal Products: 0.90%
105,900	Elizabeth Arden lncorporated«†	2,165,655

Energy: 5.99%

Energy Equipment & Services: 1.53%
7,200	Core Laboratories NV«	559,944
196,568	Matrix Service Company†	1,784,837
153,400	Willbros Group Incorporated†	1,359,124

		3,703,905

Portfolio of Investments— October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 79
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Oil, Gas & Consumable Fuels: 4.46%
201,100	Goodrich Petroleum Corporation«†	$2,743,004
36,800	Newfield Exploration Company†	2,194,016
136,900	Petrohawk Energy Corporation«†	2,328,669
125,080	World Fuel Services Corporation	3,531,008

		10,796,697

Financials: 6.28%

Capital Markets: 1.00%
51,165	Stifel Financial Corporation«†	2,424,709

Commercial Banks: 2.14%
139,600	PrivateBancorp lncorporated«†	1,645,884
343,000	Sterling Bancshares lncorporated«	1,848,770
92,800	Texas Capital Bancshares Incorporated†	1,684,320

		5,1 78,974

Consumer Finance: 1.35%
130,434	Dollar Financial Corporation«†	3,263,459

Diversified Financial Services: 1.79%
73,600	Encore Capital Group Incorporated†	1,495,552
42,300	Portfolio Recovery Associates Incorporated†	2,836,215

		4,331,767

Health Care: 16.51%

Biotechnology: 2.79%
48,200	Alexion Pharmaceuticals Incorporated†	3,292,060
147,200	Incyte Corporation«†	2,452,352
61,400	Seattle Genetics lncorporated«†	1,006,346

		6,750,758

Health Care Equipment & Supplies: 5.89%
110,100	American Medical Systems Holdings Incorporated«†	2,224,020
189,300	DexCom lncorporated«†	2,602,875
175,391	Natus Medical Incorporated†	2,297,622
57,600	Sirona Dental Systems Incorporated†	2,168,640
77,100	Volcano Corporation«†	1,882,782
94,300	Zoll Medical Corporation«†	3,067,579

		14,243,518

Health Care Providers & Services: 2.88%
46,300	Catalyst Health Solutions Incorporated†	1,752,455
22,600	Emergency Medical Services Corporation«†	1,228,988
34,500	HMS Holdings Corporation«†	2,073,795
59,700	IPC: The Hospitalist Company†	1,912,191

		6,967,429

Health Care Technology: 2.61%
44,100	Allscripts-Misys Healthcare Solutions Incorporated†	841,869
124,300	MedAssets lncorporated«†	2,304,522
81,200	SXC Health Solutions Corporation†	3,163,552

		6,309,943

80 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Pharmaceuticals: 2.34%
128,600	Nektar Therapeutics«†	$1,873,702
65,600	Salix Pharmaceuticals Limited†	2,481,648
80,800	Viropharma Incorporated†	1,321,888

		5,677,238

Industrials: 13.38%

Aerospace & Defense: 1 .60%
170,343	Hexcel Corporation«†	3,026,995
66,100	KEYW Holding Corporation†	839,470

		3,866,465

Air Freight & Logistics: 1.47%
35,700	Atlas Air Worldwide Holdings Incorporated†	1,865,682
62,661	Forward Air Corporation	1,684,328

		3,550,010

Commercial Services & Supplies: 2.94%
68,378	EnerNOC lncorporated«†	2,056,126
67,000	Higher One†	1,169,820
392,422	InnerWorkings Incorporated†	2,695,939
29,300	Waste Connections lncorporated«†	1,193,682

		7,115,567

Electrical Equipment: 2.04%
111,700	EnerSys«†	2,944,412
59,937	Polypore International Incorporated†	1,994,104

		4,938,516

Machinery: 1.84%
92,147	RBC Bearings Incorporated†	3,070,338
90,700	Titan International lncorporated«	1,375,919

		4,446,257

Trading Companies & Distributors: 2.78%
134,823	Interline Brands lncorporated«†	2,708,594
70,600	MSC Industrial Direct Company	4,019,964

		6,728,558

Transportation Infrastructure: 0.71%
107,100	Aegean Marine Petroleum Network lncorporated«	1,714,671

Information Technology: 29.92%

Communications Equipment: 2.65%
24,800	Acme Packet Incorporated†	980,840
102,600	ADTRAN Incorporated	3,310,902
59,100	Plantronics Incorporated	2,120,508

		6,412,250

Electronic Equipment & Instruments: 1.31%
71,562	Benchmark Electronics Incorporated†	1,175,764
49,900	DTS Incorporated†	1,986,020

		3,161,784

Portfolio of Investments— October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 81
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Internet Software & Services: 10.97%
127,936	ComScore Incorporated†	$3,007,775
105,218	Constant Contact lncorporated«†	2,420,014
34,054	Equinix lncorporated«†	2,868,709
74,600	GSI Commerce lncorporated«†	1,821,732
224,042	LivePerson Incorporated†	2,074,629
44,600	LogMeln Incorporated†	1,771,958
286,016	NIC Incorporated	2,482,619
128,600	Rackspace Hosting lncorporated«†	3,209,856
589,149	Support.com Incorporated†	3,340,475
160,308	Vocus Incorporated†	3,550,822
		26,548,589

IT Services: 0.73%
351,000	Lionbridge Technologies Incorporated†	1,755,000

Semiconductors & Semiconductor Equipment: 5.49%
81,902	Advanced Energy Industries lncorporated«†	1,176,113
100,371	ATMI Incorporated†	1,773,556
86,000	Cavium Networks lncorporated«†	2,740,820
83,384	Mellanox Technologies«†	1,919,500
54,400	NetLogic Microsystems lncorporated«†	1,635,264
44,400	Power Integrations Incorporated†	1,516,704
245,600	Silicon Image Incorporated†	1,510,440
50,000	Volterra Semiconductor Corporation†	1,021,500

		13,293,897

Software: 8.77%
75,778	Concur Technologies lncorporated«†	3,911,660
158,900	Radiant Systems Incorporated†	3,100,139
104,400	Reald lncorporated«†	2,184,048
31,250	Realpage lncorporated«†	721,250
261,170	Smith Micro Software lncorporated«†	3,175,827
42,200	Sourcefire lncorporated«†	995,498
144,900	Taleo Corporation Class A«†	4,157,181
71,774	Ultimate Software Group Incorporated†	2,970,008

		21,215,611

Materials: 5.22%

Chemicals: 3.29%
60,300	Cytec Industries Incorporated	2,986,056
54,238	Intrepid Potash lncorporated«†	1,861,991
91,452	Rockwood Holdings lncorporated«†	3,102,052

		7,950,099

Metals & Mining: 1.93%
85,497	Brush Engineered Materials Incorporated†	2,834,226
51,600	Carpenter Technology Corporation«	1,840,056

		4,674,282

Telecommunication Services: 1.32%

Wireless Telecommunication Services: 1.32%
81,200	SBA Communications Corporation Class A†	3,187,912

Total Common Stocks (Cost $172,041,813)		234,228,076

82 Wells Fargo Advantage Small and Mid Cap Stock Funds	Portfolio of Investments—October 31, 2010
TRADITIONAL SMALL CAP GROWTH FUND

Shares	Security Name	Value
Short-Term Investments: 31.65%

			Yield
Investment Companies: 31.65%
6,462,100	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%	$6,462,100
70,088,207	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)		0.25	70,088,207

Total Short-Term Investments (Cost $76,550,307)				76,550,307

Total Investments in Securities (Cost $248,592,1 20)*		128.47%		310,778,383

Other Assets and Liabilities, Net		(28.47)		(68,861,965)

Total Net Assets		100.00%		$241,916,418

(v)	Security represents investment of cash collateral received from securities on loan.

(I)	Investment in an affiliate.

«	All or a portion of this security is on loan.

†	Non-income earning securities.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $253,335,885 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$65,148,659
Gross unrealized depreciation	(7,706,161)

Net unrealized appreciation	$57,442,498
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

84 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Assets and Liabilities—October 31, 2010

	Intrinsic Small	Small Cap
	Cap Value	Growth
	Fund	Fund

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$156,406,761	$1,105,396,784
In affiliated securities, at value	2,375,574	330,205,255

Total investments, at value (see cost below)	158,782,335	1,435,602,039
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	1,027,931	20,567,448
Receivable for Fund shares sold	60,793	1,812,660
Receivable for dividends and interest	18,299	125,361
Receivable for securities lending income	0	29,532
Prepaid expenses and other assets	37,676	26,349

Total assets	159,927,034	1,458,163,389

Liabilities
Payable for investments purchased	737,897	12,526,293
Payable for Fund shares redeemed	247,763	992,837
Payable upon receipt of securities loaned	992,325	315,142,075
Written options, at value	0	0
Investment advisory fee payable	89,888	706,772
Distribution fees payable	89	5,478
Due to other related parties	25,438	157,561
Shareholder report expenses payable	170,630	73,112
Accrued expenses and other liabilities	60,240	251,430

Total liabilities	2,324,270	329,855,558

Total net assets	$157,602,764	$1,128,307,831

NET ASSETS CONSIST OF
Paid-in capital	$255,434,739	$975,090,873
Undistributed net investment income (loss)	0	0
Accumulated net realized gains (losses) on investments	(106,045,863)	41,897,168
Net unrealized gains (losses) on investments	8,213,888	111,319,790

Total net assets	$157,602,764	$1,128,307,831

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$353,690	$180,062,360
Shares outstanding — Class A	25,616	14,265,715
Net asset value per share — Class A	$13.81	$12.62
Maximum offering price per share — Class A2	$14.65	$13.39
Net assets — Class B	NA	$3,307,379
Shares outstanding — Class B	NA	280,828
Net asset value per share — Class B	NA	$11.78
Net assets — Class C	$141,795	$5,357,432
Shares outstanding — Class C	10,540	454,106
Net asset value per share — Class C	$13.45	$11.80
Net assets — Administrator Class	$5,774,375	$322,944,733
Shares outstanding — Administrator Class	415,133	25,147,617
Net asset value per share — Administrator Class	$13.91	$12.84
Net assets — Institutional Class	$72,200,428	$586,879,378
Shares outstanding — Institutional Class	5,157,743	44,838,154
Net asset value per share — Institutional Class	$14.00	$13.09
Net assets — Investor Class	$79,132,476	$29,756,549
Shares outstanding — Investor Class	5,777,951	2,379,987
Net asset value per share — Investor Class	$13.70	$12.50

Total investments, at cost	$150,568,447	$1,324,282,249

Securities on loan, at value	$966,780	$312,105,470

Foreign currency, at cost	$0	$0

Written options, premiums received	$0	$0

1.	Each Fund has an unlimited amounts of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—October 31, 2010	Wells Fargo Advantage Small and Mid Cap Stock Funds 85

Small Cap	Small Cap	Small/Mid	Special Small	Traditional
Opportunities	Value	Cap Value	Cap Value	Small Cap Growth
Fund	Fund	Fund	Fund	Fund

$623,478,013	$2,694,193,578	$237,331,828	$754,630,974	$234,228,076
289,620,303	1,335,851,407	7,536,579	227,824,393	76,550,307

913,098,316	4,030,044,985	244,868,407	982,455,367	310,778,383
808,930	886,876	40,249	0	0
7,944,150	13,301,342	1,125,236	6,415,958	6,981,692
510,689	12,094,808	573,187	544,543	63,655
192,867	1,111,149	47,799	327,143	113,713
28,454	0	0	0	7,913
29,381	104,497	39,796	15,910	35,359

922,612,787	4,057,543,657	246,694,674	989,758,921	317,980,715

4,940,255	13,396,299	2,239,356	3,505,129	5,365,218
276,431	2,285,644	635,627	1,442,475	264,665
208,562,034	0	0	89,727,070	70,088,207
0	1,450,072	0	0	0
503,586	2,390,745	151,819	495,351	145,934
0	85,130	7,839	51,119	147
86,729	944,648	56,000	264,115	54,564
43,829	205,576	14,683	82,713	18,488
242,180	659,949	43,507	468,666	127,074

214,655,044	21,418,063	3,148,831	96,036,638	76,064,297

$707,957,743	$4,036,125,594	$243,545,843	$893,722,283	$241,916,418

$644,048,535	$3,286,030,585	$240,759,145	$1,120,694,900	$257,043,454
0	29,040,983	1,287,056	(661,525)	(23,348)
(39,580,284)	(113,866,145)	(34,833,280)	(159,829,119)	(77,289,951)
103,489,492	834,920,171	36,332,922	(66,481,973)	62,186,263

$707,957,743	$4,036,125,594	$243,545,843	$893,722,283	$241,916,418

NA	$645,370,845	$41,490,710	$477,078,928	$136,331,835
NA	21,723,923	2,894,404	24,115,670	9,523,939
NA	$29.71	$14.33	$19.78	$14.31
NA	$31.52	$15.20	$20.99	$15.18
NA	$36,435,838	NA	$36,922,105	NA
NA	1,348,248	NA	1,956,768	NA
NA	$27.02	NA	$18.87	NA
NA	$97,674,986	$12,379,172	$40,849,549	$98,682
NA	3,603,254	877,706	2,157,323	6,906
NA	$27.11	$14.10	$18.94	$14.29
$707,957,743	$8,841,054	$71,246,381	$335,766,157	$10,866
22,594,533	291,591	4,878,916	16,826,119	725
$31.33	$30.32	$14.60	$19.96	$14.99
NA	$1,279,201,375	$19,005,161	$3,105,544	$105,475,035
NA	42,178,087	1,295,151	155,603	7,029,209
NA	$30.33	$14.67	$19.96	$15.01
NA	$1,968,601,496	$99,424,419	NA	NA
NA	65,238,219	6,915,300	NA	NA
NA	$30.18	$14.38	NA	NA

$809,616,297	$3,194,926,522	$208,535,088	$1,048,937,340	$248,592,120

$204,590,020	$0	$0	$87,630,334	$68,721,140

$801,461	$878,307	$40,686	$0	$0

$0	$1,244,421	$0	$0	$0

86 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Operations

	Intrinsic Small	Small Cap
	Cap Value	Growth
	Fund	Fund
	Year Ended	Year Ended
	October 31, 2010	October 31, 2010

Investment income
Dividends*	$2,415,786	$4,068,425
Interest	0	0
Income from affiliated securities	17,089	42,799
Securities lending income, net	14,793	314,615

Total investment income	2,447,668	4,425,839

Expenses
Investment advisory fee	2,039,706	8,727,109
Administration fees
Fund level	121,729	532,441
Class A	837	489,983
Class B	NA	10,721
Class C	414	14,961
Administrator Class	6,082	294,547
Institutional Class	55,729	442,777
Investor Class	617,138	105,193
Custody and accounting fees	16,863	72,544
Shareholder servicing fees
Class A	767	435,926
Class B	NA	9,752
Class C	378	13,419
Class R	NA	NA
Administrator Class	15,204	733,963
Investor Class	415,134	70,785
Distribution fees
Class B	NA	29,257
Class C	1,134	40,908
Professional fees	41,455	32,730
Registration fees	58,434	107,699
Shareholder report expenses	175,007	189,967
Trustees’ fees and expenses	10,549	10,549
Transfer agent fees	0	0
Other fees and expenses	11,722	14,234

Total expenses	3,588,282	12,379,465
Less: Fee waivers and/or expense reimbursements	(318,744)	(741,156)

Net expenses	3,269,538	11,638,309

Net investment income (loss)	(821,870)	(7,212,470)

* Net of foreign withholding taxes of	$0	$0

1.	Class commenced operations on July 30, 2010.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Special Values Fund.

3.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

4.	Class R shares of the predecessor Evergreen Fund became Class A shares on July 19, 2010.

5.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Growth Fund.

6.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010. 7. Amount includes $167,125 of expenses related to Class C shares of the predecessor fund which became Class A shares on July 19, 2010. 8. Class B shares of the predecessor fund became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Small and Mid Cap Stock Funds 87

Small Cap	Small Cap	Small/Mid	Special Small			Traditional
Opportunities	Value	Cap Value	Cap Value			Small Cap Growth
Fund	Fund	Fund	Fund[2]			Fund[5]
Year Ended	Year Ended	Year Ended	Period Ended	Year Ended		Period Ended	Year Ended
October 31, 2010	October 31, 2010	October 31, 2010	October 31, 2010[3]	July 31, 2010		October 31, 2010[6]	September 30, 2010

$5,895,471	$63,502,948	$4,920,089	$2,289,616	$12,284,862		$112,541	$464,146
0	0	0	15,627	5,232		0	0
120,954	14,031,252	3,062	104,751	27,581		1,168	7,856
641,321	0	0	26,985	28,245		26,160	241,531

6,657,746	77,534,200	4,923,151	2,436,979	12,345,920		139,869	713,533

5,529,300	28,043,558	1,872,336	1,677,155	7,407,675		162,676	1,837,423

333,770	1,799,981	114,264	106,193	909,234		10,167	232,984
NA	1,511,875	98,097	297,866	46,854		29,824	67,215
NA	117,813	NA	23,055	3,638		NA	NA
NA	233,583	30,739	25,543	3,771		19	4	[1]
667,541	450 [1]	64,103	79,018	12,186		1	2	[1]
NA	870,708	12,470	90	0	[1]	7,084	16,033
NA	6,668,751	371,779	NA	NA		NA	NA
45,773	205,767	12,675	21,043	228,575		2,009	60,376

NA	1,366,038	89,686	286,410	1,208,999		28,677	326,511	[7]
NA	106,973	NA	22,168	94,497		NA	9,246	[8]
NA	212,689	28,084	24,560	102,223		18	4	[1]
NA	NA	NA	NA	20,646	[4]	NA	NA
1,663,252	1,125 [1]	160,256	197,545	30,466		2	4	[1]
NA	4,558,374	251,279	NA	NA		NA	NA

NA	321,615	NA	66,504	283,492		NA	27,738	[8]
NA	640,536	84,253	73,680	306,670		56	12	[1]
37,374	60,463	33,247	13,967	63,867		1,019	40,680
11,068	62,821	58,034	25,521	104,584		295	64,925
56,829	580,358	43,378	47,000	157,560		0	48,758
10,549	10,549	10,549	9,308	41,234		1,730	12,027
0	0	0	0	1,870,739		0	332,785
18,709	80,594	7,808	125,952	36,759		17,300	53,642

8,374,165	47,454,621	3,343,037	3,122,578	12,933,669		260,877	3,130,369
(362,479)	(2,273,863)	(211,229)	(334,417)	(367,794)		(21,368)	(50,994)

8,011,686	45,180,758	3,131,808	2,788,161	12,565,875		239,509	3,079,375

(1,353,940)	32,353,442	1,791,343	(351,182)	(219,955)		(99,640)	(2,365,842)

$30,325	$320,071	$40,471	$0	$2,753		$122	$2,401

88 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Operations

	Intrinsic Small	Small Cap
	Cap Value	Growth
	Fund	Fund
	Year Ended	Year Ended
	October 31, 2010	October 31, 2010

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	$(9,453,633)	$114,530,031
Affiliated securities	0	0
Futures transactions	0	0
Written options	0	0

Net realized gains (losses) from investments	(9,453,633)	114,530,031

Net change in unrealized gains (losses) on:
Unaffiliated securities	46,501,202	99,730,490
Affiliated securities	0	0
Written options	0	0

Net change in unrealized gains (losses) on investments	46,501,202	99,730,490

Net realized and unrealized gains (losses) on investments	37,047,569	214,260,521

Net increase in net assets resulting from operations	$36,225,699	$207,048,051

The accompanying notes are an integral part of these financial statements.

Statements of Operations	Wells Fargo Advantage Small and Mid Cap Stock Funds 89

Small Cap	Small Cap	Small/Mid	Special Small		Traditional
Opportunities	Value	Cap Value	Cap Value		Small Cap Growth
Fund	Fund	Fund	Fund[2]		Fund[5]
Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Period Ended	Year Ended
October 31, 2010	October 31, 2010	October 31, 2010	October 31, 2010[3]	July 31, 2010	October 31, 2010[6]	September 30, 2010

$70,698,464	$86,091,845	$209,085	$(1,145,520)	$59,235,524	$5,519,378	$72,910,897
0	35,820,937	(1,800,604)	(2,014,326)	0	0	0
0	0	0	0	1,312,682	0	2,257,704
0	1,677,713	(23,554)	0	0	0	0

70,698,464	123,590,495	(1,615,073)	(3,159,846)	60,548,206	5,519,378	75,168,601

55,657,152	448,467,658	41,776,041	151,507,586	124,279,447	3,956,067	(45,508,254)
0	226,332,727	2,019,365	(90,302,510)	0	0	0
0	(3,672,462)	34,354	0	0	0	0

55,657,152	671,127,923	43,829,760	61,205,076	124,279,447	3,956,067	(45,508,254)

126,355,616	794,718,418	42,214,687	58,045,230	184,827,653	9,475,445	29,660,347

$125,001,676	$827,071,860	$44,006,030	$57,694,048	$184,607,698	$9,375,805	$27,294,505

90 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Intrinsic Small Cap Value Fund
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

Operations
Net investment income (loss)		$(821,870)		$15,677
Net realized gains (losses) on investments		(9,453,633)		(81,269,778)
Net change in unrealized gains (losses) on investments		46,501,202		87,896,852

Net increase in net assets resulting from operations		36,225,699		6,642,751

Distributions to shareholders from
Net investment income
Administrator Class		0		0
Net realized gains
Administrator Class		0		0
Tax basis return of capital
Class A		0		(77)
Administrator Class		0		0
Institutional Class		0		(164,249)

Total distributions to shareholders		0		(164,326)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	15,776	204,434	28,327	293,193
Class B	NA	NA	NA	NA
Class C	1,800	24,769	9,225	87,801
Administrator Class	108,637	1,415,320	427,361	4,254,017
Institutional Class	588,714	7,777,802	2,204,444	22,675,674
Investor Class	1,018,026	13,060,377	3,922,879	38,480,036

		22,482,702		65,790,721

Reinvestment of distributions
Class A	0	0	8	77
Administrator Class	0	0	0	0
Institutional Class	0	0	16,707	164,234

		0		164,311

Payment for shares redeemed
Class A	(15,336)	(193,486)	(5,756)	(69,360)
Class B	NA	NA	NA	NA
Class C	(2,903)	(35,895)	0	0
Administrator Class	(188,383)	(2,456,938)	(513,381)	(5,093,286)
Institutional Class	(1,021,167)	(13,279,134)	(2,409,081)	(24,983,858)
Investor Class	(10,988,353)	(136,366,356)	(7,580,314)	(75,249,676)

		(152,331,809)		(105,396,180)

Net increase (decrease) in net assets resulting from capital share transactions		(129,849,107)		(39,441,148)

Total increase (decrease) in net assets		(93,623,408)		(32,962,723)

Net assets
Beginning of period		251,226,172		284,188,895

End of period		$157,602,764		$251,226,172

Undistributed net investment income		$0		$0

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 91

Small Cap Growth Fund				Small Cap Opportunities Fund
Year Ended		Year Ended		Year Ended		Year Ended
October 31, 2010		October 31, 2009		October 31, 2010		October 31, 2009

	$(7,212,470)		$(4,049,557)		$(1,353,940)		$(388,476)
	114,530,031		(44,589,138)		70,698,464		(102,474,911)
	99,730,490		233,307,056		55,657,152		183,143,932

	207,048,051		184,668,361		125,001,676		80,280,545

	0		0		0		(34,642)

	0		0		0		(21,371,032)

	0		0		NA		NA
	0		0		0		(489,792)
	0		0		NA		NA

	0		0		0		(21,895,466)

Shares		Shares		Shares		Shares

4,266,265	50,476,661	11,901,239	103,790,238	NA	NA	NA	NA
4,040	48,404	5,875	45,827	NA	NA	NA	NA
7,655	83,474	23,547	195,224	NA	NA	NA	NA
7,997,587	98,610,395	21,462,582	168,948,033	2,085,857	61,033,972	6,070,315	133,234,081
20,560,823	249,326,976	43,897,864	408,442,369	NA	NA	NA	NA
155,921	1,831,264	646,588	5,185,856	NA	NA	NA	NA

	400,377,174		686,607,547		61,033,972		133,234,081

0	0	0	0	NA	NA	NA	NA
0	0	0	0	0	0	1,059,022	21,376,796
0	0	0	0	NA	NA	NA	NA

	0		0		0		21,376,796

(6,092,122)	(73,513,935)	(11,058,854)	(97,162,757)	NA	NA	NA	NA
(158,029)	(1,719,313)	(218,241)	(1,628,188)	NA	NA	NA	NA
(98,601)	(1,083,889)	(106,542)	(813,806)	NA	NA	NA	NA
(5,990,184)	(71,308,218)	(17,657,321)	(150,148,030)	(3,145,084)	(90,187,639)	(6,541,031)	(142,255,716)
(15,425,742)	(187,160,977)	(29,528,863)	(246,470,154)	NA	NA	NA	NA
(378,909)	(4,367,056)	(613,064)	(4,728,031)	NA	NA	NA	NA

	(339,153,388)		(500,950,966)		(90,187,639)		(142,255,716)

	61,223,786		185,656,581		(29,153,667)		12,355,161

	268,271,837		370,324,942		95,848,009		70,740,240

	860,035,994		489,711,052		612,109,734		541,369,494

	$1,128,307,831		$860,035,994		$707,957,743		$612,109,734

	$0		$0		$0		$0

92 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Small Cap Value Fund
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009

Operations
Net investment income		$32,353,442		$22,282,753
Net realized gains (losses) on investments		123,590,495		(114,745,546)
Net change in unrealized gains on investments		671,127,923		731,661,018

Net increase in net assets resulting from operations		827,071,860		639,198,225

Distributions to shareholders from
Net investment income
Class A		(2,300,935)		0
Class C		0		0
Administrator Class		0 [6]		NA
Institutional Class		(8,020,614)		0
Investor Class		(8,550,957)		0

Total distributions to shareholders		(18,872,506)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	7,352,697	205,305,892	11,384,812	205,872,464
Class B	16,458	408,266	8,189	125,870
Class C	810,271	20,900,709	77,003	1,294,784
Administrator Class	293,096 [6]	8,751,407 [6]	NA	NA
Institutional Class	11,306,842	320,492,637	33,409,120	635,233,132
Investor Class	14,625,960	414,414,308	40,493,529	757,813,175

		970,273,219		1,600,339,425

Reinvestment of distributions
Class A	86,806	2,251,740	0	0
Class C	0	0	0	0
Administrator Class	0 [6]	0 [6]	NA	NA
Institutional Class	300,086	7,916,268	0	0
Investor Class	319,963	8,431,013	0	0

		18,599,021		0

Payment for shares redeemed
Class A	(4,525,953)	(123,963,621)	(13,557,931)	(247,461,470)
Class B	(838,314)	(21,019,777)	(1,033,285)	(17,813,947)
Class C	(513,039)	(12,870,302)	(934,552)	(15,228,360)
Administrator Class	(1,505)[6]	(45,492)[6]	NA	NA
Institutional Class	(4,882,349)	(136,197,206)	(16,382,836)	(310,854,456)
Investor Class	(14,008,359)	(389,717,612)	(55,221,576)	(1,033,901,289)

		(683,814,010)		(1,625,259,522)

Net increase (decrease) in net assets resulting from capital share transactions		305,058,230		(24,920,097)

Total increase in net assets		1,113,257,584		614,278,128

Net assets
Beginning of period		2,922,868,010		2,308,589,882

End of period		$4,036,125,594		$2,922,868,010

Undistributed net investment income		$29,040,983		$18,777,562

Please see footnotes on page 98.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 93

Small/Mid Cap Value Fund
Year Ended		Year Ended
October 31, 2010		October 31, 2009

	$1,791,343		$1,673,854
	(1,615,073)		(28,185,478)
	43,829,760		72,567,852

	44,006,030		46,056,228

	(229,084)		0
	(23,540)		0
	(516,883)		0
	(124,564)		0
	(607,038)		0

	(1,501,109)		0

Shares		Shares

1,160,932	15,591,911	1,548,044	14,919,273
NA	NA	NA	NA
175,615	2,307,636	393,764	3,583,893
1,169,903	16,405,268	3,486,533	31,249,342
511,614	7,026,403	196,493	1,807,867
993,998	13,435,960	3,154,208	29,037,185

	54,767,178		80,597,560

17,533	223,551	0	0
1,123	14,179	0	0
34,793	450,909	0	0
1,693	22,007	0	0
44,856	574,160	0	0

	1,284,806		0

(606,554)	(8,163,876)	(689,780)	(6,045,734)
NA	NA	NA	NA
(77,855)	(1,035,038)	(153,977)	(1,271,765)
(951,079)	(13,004,355)	(2,841,677)	(24,239,488)
(39,688)	(551,999)	(122,697)	(984,098)
(2,141,737)	(28,762,565)	(3,684,642)	(32,656,954)

	(51,517,833)		(65,198,039)

	4,534,151		15,399,521

	47,039,072		61,455,749

	196,506,771		135,051,022

	$243,545,843		$196,506,771

	$1,287,056		$1,302,796

94 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Special Small Cap Value Fund[1]
	Period Ended	Year Ended	Year Ended
	October 31, 2010[2]	July 31, 2010	July 31, 2009

Operations
Net investment income (loss)	$(351,182)	$(219,955)	$7,870,364
Net realized gains (losses) on investments	(3,159,846)	60,548,206	(186,970,139)
Net change in unrealized gains (losses) on investments	61,205,076	124,279,447	(68,871,846)

Net increase (decrease) in net assets resulting from operations	57,694,048	184,607,698	(247,971,621)

Distributions to shareholders from
Net investment income
Class A	0	(160,174)	(5,681,885)
Class B	0	0	(81,677)
Class C	0	0	(74,846)
Class R	NA	(498)[5]	(43,642)[5]
Administrator Class	0	(155,625)	(8,681,450)
Institutional Class	0	0 [6]	NA
Net realized gains
Class A	0	0	(41,782)
Class B	0	0	(6,191)
Class C	0	0	(4,315)
Class R	NA	0 [5]	(409)[5]
Administrator Class	0	0	(50,021)
Institutional Class	0	0 [6]	NA
Return of capital
Class A	0	(1,601,895)	0
Class R	NA	(4,983)[5]	0 [5]
Administrator Class	0	(1,556,395)	0

Total distributions to shareholders	0	(3,479,570)	(14,666,218)

Please see footnotes on page 98.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 95

Traditional Small Cap Growth Fund[3]
Period Ended	Year Ended		Year Ended
October 31, 2010[4]	September 30, 2010		September 30, 2009

$(99,640)	$(2,365,842)		$(1,125,110)
5,519,378	75,168,601		(92,318,121)
3,956,067	(45,508,254)		76,612,601

9,375,805	27,294,505		(16,830,630)

0	0		0
NA	NA		0 [7]
0	0	[6]	0 [8]
NA	NA		NA
0	0	[6]	NA
0	(40,111)		(608,412)

0	0		(73,358)
NA	NA		(14,463)[7]
0	0		(157,606)[8]
NA	NA		NA
0	0	[6]	NA
0	0		(501,827)

0	0		0
NA	NA		NA
0	0	[6]	NA

0	(40,111)		(1,355,666)

96 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

	Special Small Cap Value Fund[1]
	Period Ended		Year Ended		Year Ended
	October 31, 2010[2]		July 31, 2010		July 31, 2009
	Shares		Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	572,045	$10,578,712	3,817,222	$69,363,611	5,117,879	$72,074,367
Class B	1,939	35,417	27,827	513,465	126,980	1,618,079
Class C	13,815	248,918	138,443	2,433,750	178,068	2,342,926
Class R	NA	NA	70,560 [5]	1,311,195 [5]	68,664 [5]	982,977 [5]
Administrator Class	310,206	5,783,749	2,680,413	48,815,052	7,769,247	110,024,489
Institutional Class	155,100	3,091,150	536 [6]	10,000 [6]	NA	NA

		19,737,946		122,447,073		187,042,838

Reinvestment of distributions
Class A	0	0	96,500	1,659,805	413,611	5,359,841
Class B	0	0	0	0	6,441	80,288
Class C	0	0	0	0	5,134	64,234
Class R	NA	NA	259 [5]	4,418 [5]	2,887 [5]	37,153 [5]
Administrator Class	0	0	82,232	1,423,440	566,716	7,389,496
Institutional Class	0	0	0 [6]	0 [6]	NA	NA

		0		3,087,663		12,931,012

Automatic conversion of Class B shares to Class A shares
Class A	0	0	207,272	3,501,488	726,255	10,046,187
Class B	0	0	(216,231)	(3,501,488)	(756,570)	(10,046,187)

		0		0		0

Payment for shares redeemed
Class A	(2,013,218)	(37,272,786)	(7,637,254)	(137,812,855)	(9,579,002)	(137,805,434)
Class B	(118,120)	(2,103,766)	(661,535)	(11,323,884)	(1,703,628)	(23,078,093)
Class C	(165,257)	(2,906,308)	(608,350)	(10,506,226)	(997,798)	(13,393,231)
Class R	NA	NA	(307,089)[5]	(5,403,377)[5]	(129,801)[5]	(1,734,688)[5]
Administrator Class	(682,921)	(12,775,162)	(20,343,660)	(357,876,240)	(12,836,790)	(188,377,218)
Institutional Class	(33)	(665)	0 [6]	0 [6]	NA	NA

		(55,058,687)		(522,922,582)		(364,388,644)

Net asset value of shares issued in acquisition
Class A	0	0	520,841	9,190,148	0	0
Class B	0	0	167,510	2,825,351	0	0
Class C	0	0	183,875	3,111,534	0	0
Administrator Class	0	0	1,139,052	20,258,550	0	0

		0		35,385,583		0

Net decrease in net assets resulting from capital share transactions		(35,320,741)		(362,002,236)		(164,414,814)

Total increase (decrease) in net assets		22,373,307		(180,874,135)		(427,052,653)

Net assets
Beginning of period		871,348,976		1,052,223,111		1,479,275,764

End of period		$893,722,283		$871,348,976		$1,052,223,111

Undistributed (overdistributed) net investment income (loss)		$(661,525)		$(268,406)		$267,846

Please see footnotes on page 98.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Small and Mid Cap Stock Funds 97

Traditional Small Cap Growth Fund[3]
Period Ended		Year Ended				Year Ended
October 31, 2010[4]		September 30, 2010				September 30, 2009
Shares		Shares				Shares

22,304	$314,821	7,170,993	[9]	$89,932,700	[10]	790,273	[11]	$7,737,854 [12]
NA	NA	18,881	[7]	196,355	[7]	48,557	[7]	392,989 [7]
6,596	91,175	759	[6]	10,000	[6]	NA		NA
NA	NA	NA		NA		NA		NA
0	0	725	[6]	10,000	[6]	NA		NA
70,081	1,041,993	1,904,800		24,579,833		8,107,533		82,983,144

	1,447,989			114,728,888				91,113,987

0	0	0		0		29,317	[13]	213,247 [14]
NA	NA	NA		NA		1,936	[7]	13,279 [7]
0	0	0	[6]	0	[6]	NA		NA
NA	NA	NA		NA		NA		NA
0	0	0	[6]	0	[6]	NA		NA
0	0	1,136		14,115		87,761		768,471

	0			14,115				994,997

0	0	22,268		270,535		128,612		1,269,545
0	0	(26,953)[7]		(270,535)[7]		(155,097)[7]		(1,269,545)[7]

	0			0				0

(172,259)	(2,426,788)	(9,748,106)[15]		(105,655,406)[16]		(3,074,456)[17]		(26,447,530)[18]
NA	NA	(494,309)[7]		(5,105,144)[7]		(341,492)[7]		(2,658,069)[7]
(449)	(6,388)	0	[6]	0	[6]	NA		NA
NA	NA	NA		NA		NA		NA
0	0	0	[6]	0	[6]	NA		NA
(146,368)	(2,160,333)	(21,713,838)		(277,885,539)		(12,339,466)		(123,627,949)

	(4,593,509)			(388,646,089)				(152,733,548)

0	0	0		0		0		0
NA	NA	NA		NA		0	[7]	0 [7]
0	0	0		0		NA		NA
0	0	0		0		NA		NA

	0			0				0

	(3,145,520)			(273,903,086)				(60,624,564)

	6,230,285			(246,648,692)				(78,810,860)

	235,686,133			482,334,825				561,145,685

	$241,916,418			$235,686,133				$482,334,825

	$(23,348)			$(22,844)				$(22,140)

98 Wells Fargo Advantage Small and Mid Cap Stock Funds	Statements of Changes in Net Assets

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Special Values Fund.

2.	For the three months ended October 31, 2010. The Fund changed its fiscal year end from July 31 to October 31, effective October 31, 2010.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Growth Fund.

4.	For the one month ended October 31, 2010. The Fund changed its fiscal year end from September 30 to October 31, effective October 31, 2010.

5.	Class R shares of the predecessor Fund became Class A shares on July 19, 2010.

6.	Class commenced operations on July 30, 2010.

7.	Class B shares of the predecessor fund became Class A shares on July 19, 2010.

8.	Class C shares of the predecessor fund became Class A shares on July 19, 2010.

9.	Amount includes 6,177,555 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

10.	Amount includes $77,317,477 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

11.	Amount includes 30,892 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

12.	Amount includes $244,762 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

13.	Amount includes 21,043 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

14.	Amount includes $144,988 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

15.	Amount includes 8,329,992 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

16.	Amount includes $87,460,732 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

17.	Amount includes 1,509,212 shares of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.

18.	Amount includes $11,686,829 of Class C shares of the predecessor fund which became Class A shares on July 19, 2010.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 99

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Intrinsic Small Cap Value Fund
Class A
November 1, 2009 to October 31, 2010	$11.52	(0.06)	2.35	0.00	0.00
November 1, 2008 to October 31, 2009	$11.08	(0.02)[3]	0.47	0.00	0.00
March 31, 2008[4] to October 31, 2008	$13.72	0.00 [3,8]	(2.64)	0.00	0.00

Class C
November 1, 2009 to October 31, 2010	$11.31	(0.18)	2.32	0.00	0.00
November 1, 2008 to October 31, 2009	$10.95	(0.09)[3]	0.45	0.00	0.00
March 31, 2008[4] to October 31, 2008	$13.61	(0.06)[3]	(2.60)	0.00	0.00

Administrator Class
November 1, 2009 to October 31, 2010	$11.58	(0.02)	2.35	0.00	0.00
November 1, 2008 to October 31, 2009	$11.10	0.02 [3]	0.46	0.00	0.00
November 1, 2007 to October 31, 2008	$18.10	0.06 [3]	(5.70)	(0.22)	(1.14)
November 1, 2006 to October 31, 2007	$18.11	0.11 [3]	0.75	0.00	(0.87)
November 1, 2005 to October 31, 2006	$16.07	0.01 [3]	2.81	0.00	(0.78)

Institutional Class
November 1, 2009 to October 31, 2010	$11.63	0.00 [3]	2.37	0.00	0.00
November 1, 2008 to October 31, 2009	$11.15	0.04 [3]	0.47	0.00	0.00
November 1, 2007 to October 31, 2008	$18.19	0.09 [3]	(5.73)	(0.26)	(1.14)
November 1, 2006 to October 31, 2007	$18.16	0.15 [3]	0.75	0.00	(0.87)
November 1, 2005 to October 31, 2006	$16.09	0.03 [3]	2.82	0.00	(0.78)

Investor Class
November 1, 2009 to October 31, 2010	$11.43	(0.06)[3]	2.33	0.00	0.00
November 1, 2008 to October 31, 2009	$10.99	(0.01)[3]	0.45	0.00	0.00
November 1, 2007 to October 31, 2008	$17.92	0.02 [3]	(5.65)	(0.16)	(1.14)
November 1, 2006 to October 31, 2007	$18.00	0.05 [3]	0.74	0.00	(0.87)
November 1, 2005 to October 31, 2006	$16.04	(0.06)[3]	2.80	0.00	(0.78)

Small Cap Growth Fund
Class A
November 1, 2009 to October 31, 2010	$10.23	(0.11)[3]	2.50	0.00	0.00
November 1, 2008 to October 31, 2009	$7.58	(0.08)[3]	2.73	0.00	0.00
November 1, 2007 to October 31, 2008	$16.02	(0.10)[3]	(6.04)	0.00	(2.30)
November 1, 2006 to October 31, 2007	$14.03	(0.13)[3]	3.66	0.00	(1.54)
November 1, 2005 to October 31, 2006	$12.19	(0.16)	2.93	0.00	(0.93)

Class B
November 1, 2009 to October 31, 2010	$9.62	(0.19)[3]	2.35	0.00	0.00
November 1, 2008 to October 31, 2009	$7.18	(0.13)[3]	2.57	0.00	0.00
November 1, 2007 to October 31, 2008	$15.41	(0.18)[3]	(5.75)	0.00	(2.30)
November 1, 2006 to October 31, 2007	$13.65	(0.23)[3]	3.53	0.00	(1.54)
November 1, 2005 to October 31, 2006	$11.97	(0.28)	2.89	0.00	(0.93)

Class C
November 1, 2009 to October 31, 2010	$9.64	(0.19)[3]	2.35	0.00	0.00
November 1, 2008 to October 31, 2009	$7.19	(0.13)[3]	2.58	0.00	0.00
November 1, 2007 to October 31, 2008	$15.43	(0.18)[3]	(5.76)	0.00	(2.30)
November 1, 2006 to October 31, 2007	$13.66	(0.23)[3]	3.54	0.00	(1.54)
November 1, 2005 to October 31, 2006	$11.98	(0.25)	2.86	0.00	(0.93)

Administrator Class
November 1, 2009 to October 31, 2010	$10.39	(0.09)[3]	2.54	0.00	0.00
November 1, 2008 to October 31, 2009	$7.68	(0.06)[3]	2.77	0.00	0.00
November 1, 2007 to October 31, 2008	$16.17	(0.08)[3]	(6.11)	0.00	(2.30)
November 1, 2006 to October 31, 2007	$14.12	(0.10)[3]	3.69	0.00	(1.54)
November 1, 2005 to October 31, 2006	$12.24	(0.13)	2.94	0.00	(0.93)

Institutional Class
November 1, 2009 to October 31, 2010	$10.56	(0.06)[3]	2.59	0.00	0.00
November 1, 2008 to October 31, 2009	$7.78	(0.04)[3]	2.82	0.00	0.00
November 1, 2007 to October 31, 2008	$16.30	(0.04)[3]	(6.18)	0.00	(2.30)
November 1, 2006 to October 31, 2007	$14.19	(0.06)[3]	3.71	0.00	(1.54)
November 1, 2005 to October 31, 2006	$12.26	(0.11)	2.97	0.00	(0.93)
Please see footnotes on page 106.
The accompanying notes are an integral part of these financial statements.

100 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

Distributions	Ending
from Tax	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Basis Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$13.81	(0.49)%	1.54%	1.45%	19.88%	147%	$354
(0.01)	$11.52	(0.17)%	1.57%	1.45%	4.09%	64%	$290
0.00	$11.08	0.01%	1.55%	1.45%	(19.24)%	77%	$29

0.00	$13.45	(1.24)%	2.30%	2.20%	18.92%	147%	$142
0.00	$11.31	(0.90)%	2.31%	2.20%	3.29%	64%	$132
0.00	$10.95	(0.76)%	2.33%	2.20%	(19.54)%	77%	$26

0.00	$13.91	(0.23)%	1.37%	1.20%	20.12%	147%	$5,774
0.00	$11.58	0.18%	1.38%	1.20%	4.32%	64%	$5,730
0.00	$11.10	0.41%	1.38%	1.20%	(33.26)%	77%	$6,447
0.00	$18.10	0.58%	1.39%	1.20%	4.84%	97%	$12,548
0.00	$18.11	0.08%	1.39%	1.20%	18.17%	100%	$5,999

0.00	$14.00	(0.03)%	1.10%	1.00%	20.38%	147%	$72,200
(0.03)	$11.63	0.36%	1.11%	1.00%	4.61%	64%	$65,014
0.00	$11.15	0.60%	1.11%	1.00%	(33.17)%	77%	$64,444
0.00	$18.19	0.84%	1.12%	1.00%	5.05%	97%	$114,345
0.00	$18.16	0.20%	1.11%	1.00%	18.34%	100%	$63,905

0.00	$13.70	(0.47)%	1.63%	1.49%	19.86%	147%	$79,132
0.00	$11.43	(0.12)%	1.67%	1.49%	4.00%	64%	$180,060
0.00	$10.99	0.11%	1.70%	1.49%	(33.46)%	77%	$213,243
0.00	$17.92	0.26%	1.74%	1.53%	4.46%	97%	$384,047
0.00	$18.00	(0.37)%	1.73%	1.61%	(2.71)%	100%	$172,013

0.00	$12.62	(0.97)%	1.43%	1.40%	23.36%	69%	$180,062
0.00	$10.23	(0.93)%	1.51%	1.40%	34.96%	76%	$164,636
0.00	$7.58	(0.91)%	1.54%	1.40%	(43.80)%	82%	$115,579
0.00	$16.02	(0.91)%	1.55%	1.40%	27.63%	122%	$199,396
0.00	$14.03	(1.15)%	1.61%	1.40%	23.82%	142%	$110,813

0.00	$11.78	(1.71)%	2.18%	2.15%	22.35%	69%	$3,307
0.00	$9.62	(1.67)%	2.26%	2.15%	33.98%	76%	$4,182
0.00	$7.18	(1.67)%	2.29%	2.15%	(44.24)%	82%	$4,648
0.00	$15.41	(1.70)%	2.30%	2.15%	26.62%	122%	$14,311
0.00	$13.65	(1.90)%	2.36%	2.15%	22.86%	142%	$20,226

0.00	$11.80	(1.72)%	2.18%	2.15%	22.30%	69%	$5,357
0.00	$9.64	(1.67)%	2.26%	2.15%	34.08%	76%	$5,252
0.00	$7.19	(1.67)%	2.27%	2.15%	(44.25)%	82%	$4,519
0.00	$15.43	(1.66)%	2.30%	2.15%	26.68%	122%	$10,187
0.00	$13.66	(1.90)%	2.36%	2.15%	22.84%	142%	$6,543

0.00	$12.84	(0.79)%	1.26%	1.20%	23.58%	69%	$322,945
0.00	$10.39	(0.73)%	1.32%	1.20%	35.29%	76%	$240,411
0.00	$7.68	(0.70)%	1.36%	1.20%	(43.69)%	82%	$148,493
0.00	$16.17	(0.71)%	1.37%	1.20%	27.90%	122%	$110,917
0.00	$14.12	(0.95)%	1.43%	1.20%	24.07%	142%	$62,302

0.00	$13.09	(0.49)%	0.99%	0.90%	23.86%	69%	$586,879
0.00	$10.56	(0.43)%	1.07%	0.90%	35.73%	76%	$419,154
0.00	$7.78	(0.40)%	1.09%	0.90%	(43.50)%	82%	$197,150
0.00	$16.30	(0.41)%	1.10%	0.90%	28.22%	122%	$85,664
0.00	$14.19	(0.64)%	1.16%	0.90%	24.46%	142%	$55,921

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 101

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Small Cap Growth Fund (continued)

Investor Class
November 1, 2009 to October 31, 2010	$10.14	(0.12)[3]	2.48	0.00	0.00
November 1, 2008 to October 31, 2009	$7.52	(0.08)[3]	2.70	0.00	0.00
November 1, 2007 to October 31, 2008[11]	$15.93	(0.12)[3]	(5.99)	0.00	(2.30)
November 1, 2006 to October 31, 2007	$13.99	(0.16)[3]	3.64	0.00	(1.54)
November 1, 2005 to October 31, 2006	$12.18	(0.19)	2.93	0.00	(0.93)

Small Cap Opportunities Fund

Administrator Class
November 1, 2009 to October 31, 2010	$25.88	(0.06)	5.51	0.00	0.00
November 1, 2008 to October 31, 2009	$23.47	(0.02)	3.38	0.00	(0.93)
November 1, 2007 to October 31, 2008	$39.68	0.01	(11.23)	(0.10)	(4.89)
November 1, 2006 to October 31, 2007	$38.56	0.11	6.99	0.00	(5.98)
November 1, 2005 to October 31, 2006	$33.97	(0.04)	7.30	0.00	(2.67)

Small Cap Value Fund

Class A
November 1, 2009 to October 31, 2010	$23.32	0.22 [3]	6.29	(0.12)	0.00
November 1, 2008 to October 31, 2009	$18.22	0.15 [3]	4.95	0.00	0.00
November 1, 2007 to October 31, 2008	$36.28	(0.02)[3]	(13.25)	(0.01)	(4.78)
November 1, 2006 to October 31, 2007	$32.63	(0.15)[3]	6.76	0.00	(2.96)
November 1, 2005 to October 31, 2006	$31.17	(0.04)	4.61	0.00	(3.11)

Class B
November 1, 2009 to October 31, 2010	$21.28	0.00 [3]	5.74	0.00	0.00
November 1, 2008 to October 31, 2009	$16.75	0.01 [3]	4.52	0.00	0.00
November 1, 2007 to October 31, 2008	$33.98	(0.22)[3]	(12.23)	0.00	(4.78)
November 1, 2006 to October 31, 2007	$30.96	(0.38)[3]	6.36	0.00	(2.96)
November 1, 2005 to October 31, 2006	$29.92	(0.35)	4.50	0.00	(3.11)

Class C
November 1, 2009 to October 31, 2010	$21.34	0.01 [3]	5.76	0.00	0.00
November 1, 2008 to October 31, 2009	$16.80	0.01 [3]	4.53	0.00	0.00
November 1, 2007 to October 31, 2008	$34.07	(0.22)[3]	(12.27)	0.00	(4.78)
November 1, 2006 to October 31, 2007	$31.03	(0.38)[3]	6.38	0.00	(2.96)
November 1, 2005 to October 31, 2006	$29.99	(0.34)	4.49	0.00	(3.11)

Administrator Class
July 30, 2010[4] to October 31, 2010	$28.12	0.05 [3]	2.15	0.00	0.00

Institutional Class
November 1, 2009 to October 31, 2010	$23.80	0.34 [3]	6.42	(0.23)	0.00
November 1, 2008 to October 31, 2009	$18.50	0.25 [3]	5.05	0.00	0.00
November 1, 2007 to October 31, 2008	$36.77	0.13 [3]	(13.45)	(0.17)	(4.78)
July 31, 2007[4] to October 31, 2007	$34.30	0.01 [3]	2.46	0.00	0.00

Investor Class
November 1, 2009 to October 31, 2010	$23.70	0.22 [3]	6.39	(0.13)	0.00
November 1, 2008 to October 31, 2009	$18.50	0.17 [3]	5.03	0.00	0.00
November 1, 2007 to October 31, 2008	$36.73	(0.01)[3]	(13.43)	(0.01)	(4.78)
November 1, 2006 to October 31, 2007	$32.98	(0.13)[3]	6.84	0.00	(2.96)
November 1, 2005 to October 31, 2006	$31.45	(0.02)	4.66	0.00	(3.11)

Small/Mid Cap Value Fund

Class A
November 1, 2009 to October 31, 2010	$11.78	0.08	2.56	(0.09)	0.00
November 1, 2008 to October 31, 2009	$8.78	0.11 [3]	2.89	0.00	0.00
November 1, 2007 to October 31, 2008	$18.19	0.11 [3]	(7.84)	(0.09)	(1.59)
July 31, 2007[4] to October 31, 2007	$17.09	(0.02)[3]	1.12	0.00	0.00

Class C
November 1, 2009 to October 31, 2010	$11.62	0.00	2.51	(0.03)	0.00
November 1, 2008 to October 31, 2009	$8.72	0.04 [3]	2.86	0.00	0.00
November 1, 2007 to October 31, 2008	$18.15	0.02 [3]	(7.81)	(0.05)	(1.59)
July 31, 2007[4] to October 31, 2007	$17.09	(0.06)[3]	1.12	0.00	0.00
Please see footnotes on page 106.
The accompanying notes are an integral part of these financial statements.

102 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

Distributions	Ending
from Tax	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Basis Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$12.50	(1.06)%	1.52%	1.48%	23.27%	69%	$29,757
0.00	$10.14	(1.02)%	1.62%	1.49%	34.84%	76%	$26,402
0.00	$7.52	(1.05)%	1.71%	1.55%	(43.87)%	82%	$19,322
0.00	$15.93	(1.09)%	1.72%	1.57%	27.32%	122%	$43,069
0.00	$13.99	(1.32)%	1.78%	1.57%	23.59%	142%	$37,082

0.00	$31.33	(0.20)%	1.25%	1.20%	21.06%	66%	$707,958
(0.02)	$25.88	(0.07)%	1.31%	1.20%	15.44%	68%	$612,110
0.00	$23.47	0.08%	1.28%	1.20%	(31.65)%	72%	$541,369
0.00	$39.68	0.29%	1.33%	1.20%	20.94%	65%	$910,162
0.00	$38.56	(0.11)%	1.34%	1.20%	22.57%	79%	$800,078

0.00	$29.71	0.79%	1.38%	1.37%	28.01%	21%	$645,371
0.00	$23.32	0.79%	1.44%	1.44%	27.99%	27%	$438,744
0.00	$18.22	(0.08)%	1.44%	1.44%	(41.27)%	27%	$382,412
0.00	$36.28	(0.45)%	1.44%	1.44%	21.87%	48%	$715,334
0.00	$32.63	(0.15)%	1.44%	1.43%	15.44%	33%	$656,151

0.00	$27.02	0.00%	2.13%	2.13%	26.97%	21%	$36,436
0.00	$21.28	0.03%	2.19%	2.19%	27.04%	27%	$46,175
0.00	$16.75	(0.87)%	2.19%	2.19%	(41.68)%	27%	$53,515
0.00	$33.98	(1.20)%	2.19%	2.19%	20.94%	48%	$123,492
0.00	$30.96	(0.91)%	2.19%	2.18%	14.61%	33%	$128,970

0.00	$27.11	0.04%	2.13%	2.12%	27.04%	21%	$97,675
0.00	$21.34	0.03%	2.19%	2.19%	27.02%	27%	$70,558
0.00	$16.80	(0.85)%	2.19%	2.19%	(41.69)%	27%	$69,952
0.00	$34.07	(1.20)%	2.19%	2.19%	20.96%	48%	$146,997
0.00	$31.03	(0.91)%	2.19%	2.18%	14.57%	33%	$143,872

0.00	$30.32	0.79%	1.28%	1.10%	7.82%	21%	$8,841

0.00	$30.33	1.23%	0.94%	0.93%	28.53%	21%	$1,279,201
0.00	$23.80	1.24%	1.00%	0.95%	28.65%	27%	$843,753
0.00	$18.50	0.49%	0.99%	0.95%	(40.96)%	27%	$340,878
0.00	$36.77	0.13%	0.97%	0.94%	7.20%	48%	$8,707

0.00	$30.18	0.80%	1.47%	1.35%	27.99%	21%	$1,968,601
0.00	$23.70	0.88%	1.55%	1.36%	28.11%	27%	$1,523,637
0.00	$18.50	(0.02)%	1.57%	1.36%	(41.20)%	27%	$1,461,833
0.00	$36.73	(0.37)%	1.61%	1.36%	21.95%	48%	$3,183,124
0.00	$32.98	(0.05)%	1.61%	1.36%	15.53%	33%	$2,571,031

0.00	$14.33	0.77%	1.47%	1.40%	22.63%	41%	$41,491
0.00	$11.78	1.12%	1.57%	1.40%	34.17%	35%	$27,370
0.00	$8.78	0.83%	1.55%	1.40%	(46.09)%	43%	$12,859
0.00	$18.19	(0.50)%	1.50%	1.27%	6.44%	89%	$444

0.00	$14.10	0.00%	2.22%	2.15%	21.62%	41%	$12,379
0.00	$11.62	0.40%	2.26%	2.11%	33.26%	35%	$9,052
0.00	$8.72	0.16%	2.30%	2.15%	(46.46)%	43%	$4,700
0.00	$18.15	(1.32)%	2.27%	2.10%	6.20%	89%	$45

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 103

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gains (Losses)	Investment	from Net
	Share	Income (Loss)		on Investments	Income	Realized Gains

Small/Mid Cap Value Fund (continued)

Administrator Class
November 1, 2009 to October 31, 2010	$11.99	0.13		2.59	(0.11)	0.00
November 1, 2008 to October 31, 2009	$8.92	0.13	[3]	2.94	0.00	0.00
November 1, 2007 to October 31, 2008	$18.37	0.12	[3]	(7.91)	(0.07)	(1.59)
November 1, 2006 to October 31, 2007	$16.45	(0.05)[3]		2.20	0.00	(0.23)
November 1, 2005 to October 31, 2006	$14.65	0.00		2.12	0.00	(0.32)

Institutional Class
November 1, 2009 to October 31, 2010	$12.04	0.17	[3]	2.59	(0.13)	0.00
November 1, 2008 to October 31, 2009	$8.93	0.15	[3]	2.96	0.00	0.00
November 1, 2007 to October 31, 2008	$18.40	0.15	[3]	(7.93)	(0.10)	(1.59)
November 1, 2006 to October 31, 2007	$16.45	(0.03)[3]		2.21	0.00	(0.23)
August 31, 2006[4] to October 31, 2006	$16.01	0.01		0.43	0.00	0.00

Investor Class
November 1, 2009 to October 31, 2010	$11.81	0.09		2.56	(0.08)	0.00
November 1, 2008 to October 31, 2009	$8.81	0.10	[3]	2.90	0.00	0.00
November 1, 2007 to October 31, 2008	$18.18	0.06	[3]	(7.82)	(0.02)	(1.59)
November 1, 2006 to October 31, 2007	$16.34	(0.12)[3]		2.19	0.00	(0.23)
November 1, 2005 to October 31, 2006	$14.62	(0.01)		2.05	0.00	(0.32)

Special Small Cap Value Fund[6]

Class A
August 1, 2010 to October 31, 2010[7]	$18.50	(0.01)		1.29	0.00	0.00
August 1, 2009 to July 31, 2010	$15.51	(0.02)		3.07	(0.01)	0.00
August 1, 2008 to July 31, 2009	$18.78	0.11		(3.19)	(0.19)	(0.00)[8]
August 1, 2007 to July 31, 2008	$27.25	0.15		(3.83)	(0.27)	(4.52)
August 1, 2006 to July 31, 2007	$28.55	0.30		3.43	(0.10)	(4.93)
August 1, 2005 to July 31, 2006	$30.03	0.07		1.95	(0.21)	(3.29)

Class B
August 1, 2010 to October 31, 2010[7]	$17.68	(0.08)		1.27	0.00	0.00
August 1, 2009 to July 31, 2010	$14.88	(0.14)[3]		2.94	0.00	0.00
August 1, 2008 to July 31, 2009	$17.92	0.00	[3]	(3.02)	(0.02)	(0.00)[8]
August 1, 2007 to July 31, 2008	$26.17	0.00	[3]	(3.67)	(0.06)	(4.52)
August 1, 2006 to July 31, 2007	$27.69	0.08		3.33	0.00	(4.93)
August 1, 2005 to July 31, 2006	$29.25	(0.13)		1.86	0.00	(3.29)

Class C
August 1, 2010 to October 31, 2010[7]	$17.74	(0.07)		1.27	0.00	0.00
August 1, 2009 to July 31, 2010	$14.93	(0.18)		2.99	0.00	0.00
August 1, 2008 to July 31, 2009	$17.98	0.00	[3]	(3.03)	(0.02)	(0.00)[8]
August 1, 2007 to July 31, 2008	$26.24	0.00	[3]	(3.69)	(0.05)	(4.52)
August 1, 2006 to July 31, 2007	$27.75	0.09		3.33	0.00	(4.93)
August 1, 2005 to July 31, 2006	$29.30	(0.12)		1.86	0.00	(3.29)

Administrator Class
August 1, 2010 to October 31, 2010[7]	$18.65	0.01		1.30	0.00	0.00
August 1, 2009 to July 31, 2010	$15.63	0.04	[3]	3.04	(0.01)	0.00
August 1, 2008 to July 31, 2009	$18.95	0.16		(3.23)	(0.25)	(0.00)[8]
August 1, 2007 to July 31, 2008	$27.46	0.21		(3.87)	(0.33)	(4.52)
August 1, 2006 to July 31, 2007	$28.73	0.37		3.47	(0.18)	(4.93)
August 1, 2005 to July 31, 2006	$30.20	0.15		1.94	(0.27)	(3.29)

Institutional Class
August 1, 2010 to October 31, 2010[7]	$18.66	(0.02)[3]		1.32	0.00	0.00
July 30, 2010[4] to July 31, 2010	$18.66	0.00	[3]	0.00	0.00	0.00
Please see footnotes on page 106.
The accompanying notes are an integral part of these financial statements.

104 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

Distributions	Ending
from Tax	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Basis Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$14.60	1.00%	1.29%	1.15%	22.82%	41%	$71,246
0.00	$11.99	1.34%	1.39%	1.15%	34.42%	35%	$55,463
0.00	$8.92	0.86%	1.43%	1.15%	(45.89)%	43%	$35,489
0.00	$18.37	(0.30)%	1.37%	1.15%	13.24%	89%	$41,988
0.00	$16.45	0.08%	1.43%	1.15%	14.66%	56%	$75,172

0.00	$14.67	1.22%	1.02%	0.95%	23.08%	41%	$19,005
0.00	$12.04	1.58%	1.12%	0.95%	34.83%	35%	$9,895
0.00	$8.93	1.07%	1.16%	0.95%	(45.83)%	43%	$6,679
0.00	$18.40	(0.18)%	1.10%	0.94%	13.42%	89%	$2,902
0.00	$16.45	0.53%	1.04%	0.89%	2.75%	56%	$10

0.00	$14.38	0.67%	1.56%	1.48%	22.49%	41%	$99,424
0.00	$11.81	1.02%	1.67%	1.49%	34.05%	35%	$94,728
0.00	$8.81	0.44%	1.69%	1.49%	(46.14)%	43%	$75,324
0.00	$18.18	(0.68)%	1.73%	1.52%	12.83%	89%	$169,624
0.00	$16.34	(0.33)%	1.78%	1.57%	14.13%	56%	$150,180

0.00	$19.78	(0.19)%	1.46%	1.34%	6.92%	7%	$477,079
(0.05)[3]	$18.50	(0.07)%	1.43%	1.39%	19.72%	45%	$472,903
0.00	$15.51	0.69%	1.43%	1.33%	(16.17)%	43%	$442,973
0.00	$18.78	0.73%	1.36%	1.31%	(15.22)%	48%	$598,656
0.00	$27.25	1.07%	1.32%	1.31%	13.30%	45%	$959,305
0.00	$28.55	0.33%	1.34%	1.31%	7.82%	49%	$923,225

0.00	$18.87	(0.93)%	2.21%	2.09%	6.73%	7%	$36,922
0.00	$17.68	(0.82)%	2.18%	2.15%	18.82%	45%	$36,654
0.00	$14.88	0.01%	2.17%	2.07%	(16.83)%	43%	$41,008
0.00	$17.92	(0.02)%	2.11%	2.06%	(15.80)%	48%	$91,409
0.00	$26.17	0.30%	2.07%	2.06%	12.46%	45%	$163,723
0.00	$27.69	(0.42)%	2.09%	2.06%	6.94%	49%	$179,710

0.00	$18.94	(0.93)%	2.21%	2.09%	6.76%	7%	$40,850
0.00	$17.74	(0.80)%	2.18%	2.12%	18.82%	45%	$40,968
0.00	$14.93	(0.03)%	2.17%	2.07%	(16.79)%	43%	$38,744
0.00	$17.98	(0.02)%	2.11%	2.06%	(15.86)%	48%	$61,307
0.00	$26.24	0.31%	2.07%	2.06%	12.48%	45%	$131,213
0.00	$27.75	(0.42)%	2.09%	2.06%	6.97%	49%	$137,808

0.00	$19.96	0.05%	1.30%	1.09%	7.02%	7%	$335,766
(0.05)[3]	$18.65	0.21%	1.17%	1.13%	20.02%	45%	$320,814
0.00	$15.63	0.95%	1.18%	1.08%	(15.96)%	43%	$525,865
0.00	$18.95	0.98%	1.11%	1.06%	(15.00)%	48%	$722,786
0.00	$27.46	1.32%	1.07%	1.06%	13.62%	45%	$1,067,452
0.00	$28.73	0.58%	1.09%	1.06%	8.05%	49%	$1,072,390

0.00	$19.96	(0.38)%	1.10%	0.94%	7.02%	7%	$3,106
0.00	$18.66	0.00%	0.00%	0.00%	0.00%	45%	$10

Financial Highlights	Wells Fargo Advantage Small and Mid Cap Stock Funds 105

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Traditional Small Cap Growth Fund[9]

Class A
October 1, 2010 to October 31, 2010[10]	$13.77	(0.02)[3]	0.56	0.00	0.00
October 1, 2009 to September 30, 2010	$12.24	(0.12)[3]	1.65	0.00	0.00
October 1, 2008 to September 30, 2009	$12.20	(0.04)[3]	0.10 [5]	0.00	(0.02)
October 1, 2007 to September 30, 2008	$18.70	(0.03)[3]	(3.61)	0.00	(2.84)
October 1, 2006 to September 30, 2007	$17.35	(0.12)[3]	3.63	0.00	(2.16)
October 1, 2005 to September 30, 2006	$19.03	(0.16)[3]	0.55	0.00	(2.07)

Class C
October 1, 2010 to October 31, 2010[10]	$13.66	(0.02)[3]	0.65	0.00	0.00
July 30, 2010[4] to September 30, 2010	$13.18	(0.04)[3]	0.52	0.00	0.00

Administrator Class
October 1, 2010 to October 31, 2010[10]	$14.43	(0.01)[3]	0.57	0.00	0.00
July 30, 2010[4] to September 30, 2010	$13.80	(0.02)[3]	0.65	0.00	0.00

Institutional Class
October 1, 2010 to October 31, 2010[10]	$14.43	0.00 [3]	0.58	0.00	0.00
October 1, 2009 to September 30, 2010	$12.79	(0.10)[3]	1.74	(0.00)[8]	0.00
October 1, 2008 to September 30, 2009	$12.75	(0.02)[3]	0.10 [5]	(0.02)	(0.02)
October 1, 2007 to September 30, 2008	$19.37	0.01	(3.77)	0.00	(2.84)
October 1, 2006 to September 30, 2007	$17.86	(0.07)[3]	3.74	0.00	(2.16)
October 1, 2005 to September 30, 2006	$19.47	(0.11)[3]	0.57	0.00	(2.07)

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	Calculated based upon average shares outstanding.

4.	Commencement of class operations.

5.	The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

6.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Special Values Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 19, 2010 are those of Evergreen Special Values Fund.

7.	For the three months ended October 31, 2010. The Fund changed it fiscal year end from July 31 to October 31, effective October 31, 2010.

8.	Amount represents less than $0.005 per share.

9.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Growth Fund, which became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to July 19, 2010 are those of Evergreen Growth Fund.

10.	For the one month ended October 31, 2010. The Fund changed it fiscal year end from September 30 to October 31, effective October 31, 2010.

11.	Effective June 20, 2008, Class Z was renamed Investor Class.
The accompanying notes are an integral part of these financial statements.

106 Wells Fargo Advantage Small and Mid Cap Stock Funds	Financial Highlights

Distributions	Ending
from Tax	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Basis Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

0.00	$14.31	(0.64)%	1.47%	1.33%	3.92%	9%	$136,332
0.00	$13.77	0.92%	1.39%	1.33%	12.50%	80%	$133,166
0.00	$12.24	(0.45)%	1.33%	1.33%	0.53%	118%	$48,067
(0.02)	$12.20	(0.24)%	1.27%	1.25%	(22.75)%	113%	$56,068
0.00	$18.70	(0.68)%	1.26%	1.25%	21.93%	98%	$90,563
0.00	$17.35	(0.88)%	1.26%	1.26%	2.55%	91%	$91,606

0.00	$14.29	(1.31)%	2.25%	2.08%	3.93%	9%	$99
0.00	$13.66	(1.67)%	2.19%	2.08%	4.32%	80%	$10

0.00	$14.99	(0.55)%	1.31%	1.20%	3.95%	9%	$11
0.00	$14.43	(0.77)%	1.37%	1.20%	4.49%	80%	$10

0.00	$15.01	(0.29)%	1.04%	0.98%	4.02%	9%	$105,475
0.00	$14.43	(0.78)%	1.06%	1.05%	12.87%	80%	$102,499
0.00	$12.79	(0.20)%	1.08%	1.08%	0.74%	118%	$344,313
(0.02)	$12.75	0.02%	0.99%	0.99%	(22.56)%	113%	$395,954
0.00	$19.37	(0.39)%	0.96%	0.96%	22.23%	98%	$621,896
0.00	$17.86	(0.59)%	0.96%	0.96%	2.89%	91%	$692,450

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 107
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Intrinsic Small Cap Value Fund (“Intrinsic Small Cap Value Fund”) (formerly, Wells Fargo Advantage Small Cap Disciplined Fund), Wells Fargo Advantage Small Cap Growth Fund (“Small Cap Growth Fund”), Wells Fargo Advantage Small Cap Opportunities Fund (“Small Cap Opportunities Fund”), Wells Fargo Advantage Small Cap Value Fund (“Small Cap Value Fund” ), Wells Fargo Advantage Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), Wells Fargo Advantage Special Small Cap Value Fund (“Special Small Cap Value Fund”), and Wells Fargo Advantage Traditional Small Cap Growth Fund (“Traditional Small Cap Growth Fund”), (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed all of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund	Acquired Evergreen Fund
Special Small Cap Value Fund	Evergreen Special Values Fund
Evergreen Small Cap Value Fund

Traditional Small Cap Growth Fund	Evergreen Growth Fund
Class A, Class B, Class C, Class I and Class R shares of Evergreen Special Values Fund received Class A, Class B, Class C, Administrator Class and Class A shares, respectively, of Special Small Cap Value Fund in the reorganization.
Class A, Class B, Class C and Class I shares of Evergreen Small Cap Value Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of Special Small Cap Value Fund in the reorganization.
Class A, Class B, Class C and Class I shares of Evergreen Growth Fund received Class A, Class A, Class A and Institutional Class shares, respectively, of Traditional Small Cap Growth Fund in the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

108 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Debt securities of sufficient credit quality with original maturities of 60 days or less and any collateral received from securities lending invested in securities, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 109
default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for each Fund, except Special Small Cap Value Fund and Traditional Small Cap Growth Fund, and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended October 31, 2010, Wells Fargo Bank, N.A. waived all of its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Funds’ former securities lending agent, as the various participating Funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating Fund. In order to eliminate the fluctuation of the various Funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the Funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each Fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each Fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such Fund’s percentage ownership of the joint account as of such date.
Futures contracts
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Funds may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.
Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

110 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Options
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund may also purchase call or put options. The premium is included in the Statements of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may also differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed	Accumulated Net
	Net Investment	Realized Gains (Losses)
	Income (Loss)	on Investments	Paid-in Capital
Intrinsic Small Cap Value Fund	$821,870	$158,339	$(980,209)
Small Cap Growth Fund	7,212,470	(949,602)	(6,262,868)
Small Cap Opportunities Fund	1,353,940	150,059	(1,503,999)
Small Cap Value Fund	(3,217,515)	3,217,515	0

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 111

	Undistributed	Accumulated Net
	Net Investment	Realized Gains (Losses)
	Income (Loss)	on Investments	Paid-in Capital
Small/Mid Cap Value Fund	$(305,974)	$305,974	$0
Special Small Cap Value Fund	(31,625)	29,683,725	(29,652,100)
Traditional Small Cap Growth Fund	99,136	0	(99,136)
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At October 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2016	2017	2018
Intrinsic Small Cap Value Fund	$15,661,688	$79,906,522	$7,594,268
Small Cap Opportunities Fund	0	32,303,454	0
Small Cap Value Fund	0	49,919,400	0
Small/Mid Cap Value Fund	165,370	26,417,452	0
Special Small Cap Value Fund	16,742,143	119,931,973	362,132
Traditional Small Cap Growth Fund	72,546,184	0	0
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

112 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of October 31, 2010, the inputs used in valuing each Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Intrinsic Small Cap Value Fund
Equity securities
Common stocks	$155,307,694	$0	$0	$155,307,694
Short-term investments
Corporate bonds & notes	0	0	1,099,067	1,099,067
Investment companies	2,126,692	248,882	0	2,375,574
	$157,434,386	$248,882	$1,099,067	$158,782,335

Small Cap Growth Fund
Equity securities
Common stocks	$1,100,025,284	$0	$0	$1,100,025,284
Short-term investments
Corporate bonds & notes	0	0	5,371,500	5,371,500
Investment companies	18,696,628	311,508,627	0	330,205,255
	$1,118,721,912	$311,508,627	$5,371,500	$1,435,602,039

Small Cap Opportunities Fund
Equity securities
Common stocks	$609,297,483	$0	$0	$609,297,483
Investment companies	10,883,988	0	0	10,883,988
Short-term investments
Corporate bonds & notes	0	0	3,296,542	3,296,542
Investment companies	83,288,150	206,332,153	0	289,620,303
	$703,469,621	$206,332,153	$3,296,542	$913,098,316

Small Cap Value Fund
Equity securities
Common stocks	$3,671,593,845	$0	$15,403,700	$3,686,997,545
Investment companies	59,987,731	0	0	59,987,731
Warrants	0	177,243	0	177,243
Short-term investments
Investment companies	282,882,466	0	0	282,882,466
	$4,014,464,042	$177,243	$15,403,700	$4,030,044,985

Small/Mid Cap Value Fund
Equity securities
Common stocks	$234,606,597	$0	$0	$234,606,597
Investment companies	2,889,085	0	0	2,889,085
Warrants	0	327,978	0	327,978
Short-term investments
Investment companies	7,044,747	0	0	7,044,747
	$244,540,429	$327,978	$0	$244,868,407

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 113

		Significant Other	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total
Special Small Cap Value Fund
Equity securities
Common stocks	$832,027,684	$0	$0	$832,027,684
Short-term investments
Corporate bonds & notes	0	0	4,207,936	4,207,936
Investment companies	56,492,677	89,727,070	0	146,219,747
	$888,520,361	$89,727,070	$4,207,936	$982,455,367

Traditional Small Cap Growth Fund
Equity securities
Common stocks	$234,228,076	$0	$0	$234,228,076
Short-term investments
Investment companies	6,462,100	70,088,207	0	76,550,307
	$240,690,176	$70,088,207	$0	$310,778,383
As of October 31, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

		Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs
Written options	(Level 1)	(Level 2)	(Level 3)	Totals
Small Cap Value Fund	$0	$(1,450,072)	$0	$(1,450,072)
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Intrinsic Small
	Cap Value	Small Cap	Small Cap		Small Cap
	Fund	Growth Fund	Opportunities Fund		Value Fund
		Corporate		Corporate
	Corporate	bonds &	Common	bonds &	Common
	bonds & notes	notes	Stocks	notes	Stocks
Balance as of October 31, 2009	$1,010,647	$4,939,363	$4,808,359	$3,031,334	$9,172,000
Realized gains or losses	(21,248)	(103,847)	0	(63,732)	0
Change in unrealized gains or losses	386,520	1,889,051	(480,769)	1,159,330	(229,300)
Net purchases (sales)	(276,852)	(1,353,067)	(4,327,590)	(830,390)	0
Transfers in and/or out of Level 3	0	0	0	0	6,461,000
Balance as of October 31, 2010	$1,099,067	$5,371,500	$0	$3,296,542	$15,403,700
Change in unrealized gains or losses included in earnings relating to securities held at the end of reporting period	$209,027	$1,021,581	$0	$626,956	$(229,300)

Special Small Cap
Value Fund
Corporate bonds
& notes
Balance as of July 31, 2010	$4,210,670
Realized gains or losses	0
Change in unrealized gains or losses	278,139
Net purchases (sales)	(280,873)
Transfers in and/or out of Level 3	0
Balance as of October 31, 2010	$4,207,936
Change in unrealized gains or losses included in earnings relating to securities held at the end of reporting period	$109,110

114 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-advisers, who are responsible for day-to-day portfolio management of the Funds.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee which is calculated based on the average daily net assets of each Fund as follows:

					Effective rate for
	Effective July 19, 2010		Prior to July 19, 2010		the period ended
	starting at	declining to	starting at	declining to	October 31, 2010
Intrinsic Small Cap Value Fund	0.80%	0.70%	0.85%	0.75%	0.84%
Small Cap Growth Fund	0.80%	0.70%	0.85%	0.75%	0.82%
Small Cap Opportunities Fund	0.80%	0.70%	0.85%	0.75%	0.83%
Small Cap Value Fund	0.80%	0.70%	0.85%	0.75%	0.78%
Small/Mid Cap Value Fund	0.75%	0.60%	0.85%	0.75%	0.82%
Special Small Cap Value Fund	0.80%	0.70%	0.80%*	0.75%*	0.79%
Traditional Small Cap Growth Fund	0.80%	0.70%	0.70%**	0.65%**	0.80%

*	Prior to July 19, 2010, the predecessor Evergreen fund paid the investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management.

**	Prior to July 19, 2010, the predecessor Evergreen fund paid the investment advisory fee to EIMC based on the aggregate average daily net assets of the predecessor fund and its Evergreen variable annuity counterpart.
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Funds. Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, Metropolitan West Capital Management, LLC (“MWCM”), a majority-owned subsidiary of Wells Fargo and Schroder Investment Management North America Inc. (“Schroder”) as investment sub-advisers. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. The investment sub-advisers are each paid an annual investment sub-advisory fee which is calculated based on the average daily net assets of each Fund as follows:

		Annual investment sub-advisory fee
	Investment sub-adviser	starting at	declining to
Intrinsic Small Cap Value Fund	MWCM*	0.55%	0.40%
Small Cap Growth Fund	Wells Capital Management	0.55%	0.40%
Small Cap Opportunities Fund	Schroder	0.50%	0.45%
Small Cap Value Fund	Wells Capital Management	0.55%	0.40%
Small/Mid Cap Value Fund	Wells Capital Management	0.45%	0.35%
Special Small Cap Value Fund	Wells Capital Management	0.55%	0.40%
Traditional Small Cap Growth Fund	Wells Capital Management	0.55%	0.40%

*	Prior to June 1, 2010, Wells Capital Management was the investment sub-adviser and was paid at the same rates.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 115
agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)
Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B, Class C	All asset levels	0.26
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Investor Class	All asset levels	0.33
Prior to July 19, 2010, the predecessor funds of Special Small Cap Value Fund and Traditional Small Cap Growth Fund each paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Prior to July 19, 2010, the predecessor funds of Special Small Cap Value Fund and Traditional Small Cap Growth Fund each paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares. Prior to July 19, 2010, Class B and Class C shares of the predecessor fund of Special Small Cap Value Fund and Traditional Small Cap Growth Fund paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.
For the year ended October 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges	Contingent deferred sales charges
Fund	Class A	Class A	Class B	Class C
Intrinsic Small Cap Value Fund	$236	$0	NA	$85
Small Cap Growth Fund	1,599	0	$3,501	222
Small Cap Value Fund	55,038	0	3,769	1,647
Small/Mid Cap Value Fund	7,976	0	NA	130
Special Small Cap Value Fund	1,220	387	4,305	44
Traditional Small Cap Growth Fund	106	0	NA	0
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class A, Class B and Class C shares of the predecessor funds of Special Small Cap Value Fund and Traditional Small Cap Growth Fund paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class R of the predecessor Fund of Special Small Cap Value Fund shares paid a fee at an annual rate of 0.50% of its average daily net assets.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

116 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) for the period ended October 31, 2010, were as follows:

	Purchases		Sales
Intrinsic Small Cap Value Fund	$334,214,548		$455,619,510
Small Cap Growth Fund	768,390,999		695,196,319
Small Cap Opportunities Fund	389,193,299		426,412,301
Small Cap Value Fund	866,983,503		716,471,274
Small/Mid Cap Value Fund	91,860,353		91,481,313
Special Small Cap Value Fund	54,916,891	*	109,700,607	*
Traditional Small Cap Growth Fund	20,934,519	**	25,470,898	**

*	Amounts are for the three months ended October 31, 2010.

**	Amounts are for the one month ended October 31, 2010.
6. AFFILIATE ISSUERS
An affiliate company is a company in which a Fund has ownership of at least 5% of the outstanding shares. The following affiliated positions were held by the Funds at October 31, 2010.

	Value,			Income from
	Beginning of	Cost of	Proceeds	Affiliated	Value,
Small Cap Value Fund	period	Purchases	from Sales	Securities	End of Period
ACCO Brand Corporation	$16,943,760	$1,658,872	$134,138	$0	$18,924,248
Argo Group International Holdings Limited	50,583,420	11,755,816	1,059,831	588,840	63,323,126
Armour Residential Incorporated	0	49,659	564,420	811,647	4,879,375
Ascent Solar Technologies Incorporated	6,031,720	2,314,257	0	0	7,828,855
Capstead Mortgage Corporation	53,978,372	6,931,222	1,248,659	7,015,646	52,108,260
Cavco Industries Incorporated	2,772,480	9,209,635	122,052	0	11,014,715
China GrenTech Corporation Limited ADR	6,053,496	418,543	19,915	0	4,899,655
Covenant Transport Incorpoated Class A	4,772,880	2,044,705	0	0	9,044,592
Cray Incorporated	21,798,120	6,096,925	157,079	0	23,235,290
Cross Country Healthcare Incorporated	18,800,305	2,347,059	390,617	0	18,158,750
dELiA’s Incorporated	0	3,390,940	10,400	0	3,141,499
GEO Group Incorporated	56,430,315	1,735,374	2,966,917	0	67,359,465
Global Industries Limited	53,659,503	3,545,616	1,406,726	0	44,527,416
Hill International Incorporated	14,594,496	2,107,350	697	0	13,768,143
Intermec Incorporated	41,732,768	1,154,356	451,379	0	40,180,850
InterOil Corporation	193,244,842	73,198,678	89,754,921	0	297,909,654
Intertape Polymer Group Incorporated	13,611,585	1,354,444	106,478	0	8,509,139
Invesco Mortgage Capital	15,240,142	18,435,102	687,721	4,873,440	34,710,243
McMoRan Exploration Company	49,046,820	11,999,421	2,635,435	0	118,494,660
MRV Communications Incorporated	9,144,328	2,489,962	19,253	0	19,046,352
Newpark Resources Incorporated	24,194,079	538,141	2,206,321	0	45,957,492

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 117

	Value,			Income from
	Beginning of	Cost of	Proceeds	Affiliated	Value,
Small Cap Value Fund (continued)	period	Purchases	from Sales	Securities	End of Period
Orasure Technologies Incorporated	$15,790,834	$4,187,202	$300,526	$0	$23,084,633
OSI Systems Incorporated	29,884,712	1,044,392	9,206,071	0	44,344,800
Palm Harbor Homes Incorporated	3,434,581	220,693	214	0	2,137,272
PHI Incorporated	14,586,696	197,599	41,836	0	14,849,413
Prestige Brands Holdings Incorporated	16,955,432	989,228	149,097	0	28,120,925
Sandstorm Resources Limited	0	9,897,268	0	0	9,184,660
Skyline Corporation	9,034,547	2,312,754	7,006	415,206	11,364,842
Webco Industries Incorporated	4,721,496	60,583	0	0	6,461,000
Western Liberty Bancorp	6,899,253	465,370	0	0	6,399,617

	Value,			Income from
	Beginning of	Cost of	Proceeds	Affiliated	Value,
Small/Mid Cap Value Fund	period	Purchases	from Sales	Securities	End of Period
Bakers Footwear Group Incorporated	$403,837	$183,433	$314,199	$0	$491,832

	Value,			Income from
	Beginning of	Cost of	Proceeds	Affiliated	Value,
Special Small Cap Value Fund	period	Purchases	from Sales	Securities	End of Period
Kadant Incorporated	$16,921,783	$0	$0	$0	$16,925,864
Kenneth Cole Productions Incorporated	9,263,584	0	750,159	0	8,607,570
Imation Corporation	21,303,600	63,066	426,829	0	21,938,581
Dixie Group Incorporated	2,282,855	0	0	0	2,518,774
Stewart Information Services Corporation	9,630,540	0	0	0	10,430,675
American Pacific Corporation	1,912,982	0	0	0	2,424,453
Neenah Paper Incorporated	14,018,926	0	0	78,143	11,995,012
AH Belo Corporation	7,191,698	7,695	0	0	6,763,717
7. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2010, the Small Cap Value Fund and Small/Mid Cap Value Fund entered into written options for hedging purposes, in order to reduce market exposure.
During the year ended October 31, 2010, Small Cap Value Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2009	(63,512)	$(10,624,261)
Options written	(181,053)	(51,351,286)
Options expired	17,873	1,972,870
Options terminated in closing purchase transactions	214,876	57,249,009
Options exercised	5,716	1,509,247

Options outstanding at October 31, 2010	(6,100)	$(1,244,421)

118 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
Open call options written at October 31, 2010 were as follows for Small Cap Value Fund:

		Number of	Stike	Market	Premiums
Expiration Date	Issuer Name	Contracts	Price	Value	Received
November 2010	Agnico Eagle Mines Limited	100	$75.00	$27,400	$11,000
November 2010	EQT Corporation	150	35.00	32,250	36,625
November 2010	Forest Oil Corporation	200	30.00	28,000	27,000
November 2010	Interoil Corporation	200	75.00	47,000	42,003
November 2010	McMoran Exploration Company	250	16.00	26,750	28,267
November 2010	Randgold Resources Limited	100	90.00	47,899	47,899
November 2010	United Continental Holdings	200	24.00	99,000	27,600
December 2010	Agnico Eagle Mines Limited	100	80.00	17,700	17,700
December 2010	Carpenter Technology Corporation	150	35.00	37,500	40,349
December 2010	Discovery Communications	100	35.00	47,000	16,200
December 2010	EQT Corporation	900	35.00	234,000	181,497
December 2010	GEO Group Incorporated	100	20.00	51,000	24,200
December 2010	GEO Group Incorporated	300	22.50	87,000	35,099
December 2010	Healthcare Services Group	100	22.50	16,500	11,500
December 2010	Interoil Corporation	250	85.00	47,500	38,862
December 2010	Interoil Corporation	200	75.00	92,000	74,899
December 2010	Interoil Corporation	450	80.00	139,500	100,348
December 2010	McMoran Exploration Company	250	17.00	31,250	26,945
December 2010	Randgold Resources Limited	200	115.00	4,000	34,399
December 2010	Randgold Resources Limited	600	110.00	30,000	96,400
December 2010	Randgold Resources Limited	100	95.00	35,024	35,023
January 2011	Agnico Eagle Mines Limited	100	75.00	52,000	20,711
January 2011	Interoil Corporation	200	90.00	59,200	43,399
January 2011	Newfield Exploration Company	200	65.00	33,399	33,399
January 2011	Randgold Resources Limited	200	110.00	23,000	86,199
January 2011	Randgold Resources Limited	100	115.00	7,000	34,699
March 2011	Interoil Corporation	100	95.00	41,500	31,099
March 2011	Interoil Corporation	100	100.00	29,700	23,500
March 2011	Interoil Corporation	100	105.00	26,000	17,600
Small Cap Value Fund had average premiums received on written options in the amount of $4,391,828, during the year ended October 31, 2010.
During the year ended October 31, 2010, Small/Mid Cap Value Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at October 31, 2009	500	$170,146
Options written	1,184	267,051
Options terminated in closing purchase transactions	(1,669)	(435,555)
Options exercised	(15)	(1,642)
Options outstanding at October 31, 2010	0	$0
As of October 31, 2010, Small/Mid Cap Value Fund did not have any open written options but had average premiums received on written options in the amount of $22,689 during the year ended October 31, 2010.
During the year ended July 31, 2010, Special Small Cap Value Fund entered into futures contracts for hedging purposes.
As of July 31, 2010, Special Small Cap Value Fund did not have any open futures contracts but had an average contract amount of $1,277,632 in futures contracts during the year ended July 31, 2010.
During the year ended September 30, 2010, the Traditional Small Cap Growth Fund entered into futures contracts for hedging purposes.

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 119
As of September 30, 2010, Traditional Small Cap Growth Fund did not have any open futures contracts but had an average contract amount of $801,600 in long futures contracts during the year ended September 30, 2010.
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
8. ACQUISITIONS
Effective at the close of business on July 16, 2010, Special Small Cap Value Fund acquired the net assets of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. The purpose of the transactions was to combine three funds with similar investment objectives and strategies. The acquisitions were accomplished by a tax-free exchange of all of the shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. Shareholders holding Class A, Class B, Class C and Class I shares of Evergreen Small Cap Value Fund and Evergreen Special Values Fund received Class A, Class B, Class C and Administrator Class shares, respectively, of Special Small Cap Value Fund in the reorganizations. Class R shares of Evergreen Special Values Fund received Class A shares of Special Small Cap Value Fund. Special Small Cap Value Fund was newly created to receive the assets of Evergreen Small Cap Value Fund and Evergreen Special Values Fund. Evergreen Special Values Fund became the accounting and performance survivor in the reorganizations. The investment portfolio of Evergreen Small Cap Value Fund and Evergreen Special Values Fund with fair values of $35,452,361 and $798,049,201, respectively, and identified costs of $30,733,820 and $971,212,867, respectively, at July 16, 2010, were the principal assets acquired by Special Small Cap Value Fund. For financial reporting purposes, assets received and shares issued by Special Small Cap Value Fund were recorded at fair value; however, the cost basis of the investments received from Evergreen Small Cap Value Fund and Evergreen Special Values Fund were carried forward to align ongoing reporting of Special Small Cap Value Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The value of net assets acquired, unrealized gains (losses) acquired, exchange ratio and number of shares issued were as follows:

	Value of Net	Unrealized	Exchange	Number of
Acquired Fund	Assets Acquired	Gains/(Losses)	Ratio	Shares Issued
Evergreen Small Cap Value Fund	$35,385,583	$4,718,541	0.56	520,841 Class A
			0.56	167,510 Class B
			0.56	183,875 Class C
			0.59	1,139,052 Administrator Class

Evergreen Special Values Fund	799,508,182	(173,163,666)	1.00	25,184,391 Class A*
			1.00	1,927,434 Class B
			1.00	2,145,954 Class C
			1.00	16,097,853 Administrator Class

*	Amount includes 241,431 shares of Class A issued for Class R shares.
The aggregate net assets of the Special Small Cap Value Fund immediately after the acquisitions were $834,893,765.
Assuming the acquisitions had been completed August 1, 2009, the beginning of the annual reporting period for Special Small Cap Value Fund, the pro forma results of operations for the year ended July 31, 2010 would have been:

Net investment income	$254,306
Net realized and unrealized gain on investments	$187,069,382
Net increase in net assets resulting from operations	$187,323,688
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Evergreen Small Cap Value Fund that have been included in Special Small Cap Value Fund’s Statement of Operations since July 19, 2010.
9. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit

120 Wells Fargo Advantage Small and Mid Cap Stock Funds	Notes to Financial Statements
agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Funds was 0.15% of the unused balance.
For the period ended October 31, 2010, there were no borrowings by the Funds under the agreement.
10. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2010, and October 31, 2009, were as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2010	2009	2010	2009	2010	2009
Intrinsic Small Cap Value Fund	$0	$0	$0	$0	$0	$164,326
Small Cap Opportunities Fund	0	34,642	0	21,371,032	0	489,792
Small Cap Value Fund	18,872,506	0	0	0	0	0
Small/Mid Cap Value Fund	1,501,109	0	0	0	0	0
The tax character of distributions paid during the following periods were as follows:

	Ordinary Income			Long-Term Capital Gain			Return of Capital
	Period Ended			Period Ended			Period Ended
	October 31,	Year Ended July 31,		October 31,	Year Ended July 31,		October 31,	Year Ended July 31,
	2010*	2010	2009	2010*	2010	2009	2010*	2010	2009
Special Small Cap Value Fund	$0	$316,297	$14,599,061	$0	$0	$67,157	$0	$3,163,273	$0

*	For the three months ended October 31, 2010

	Ordinary Income
	Period Ended
	October 31,	Year Ended September 30,
	2010**	2010	2009
Traditional Small Cap Growth Fund	$0	$40,111	$1,355,666

**	For the one month ended October 31, 2010
As of October 31, 2010, the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed	Undistributed
	Ordinary	Long-Term	Unrealized	Capital Loss
	Income	Gain	Gain (Losses)	Carryforward
Intrinsic Small Cap Value Fund	$0	$0	$5,330,503	$(103,162,478)
Small Cap Growth Fund	0	63,914,368	89,302,590	0
Small Cap Opportunities Fund	0	0	96,212,672	(32,303,454)
Small Cap Value Fund	29,129,445	0	771,090,614	(49,919,400)
Small/Mid Cap Value Fund	2,149,549	0	27,219,971	(26,582,822)
Special Small Cap Value Fund	0	0	(89,867,456)	(137,036,248)
Traditional Small Cap Growth Fund	0	0	57,442,498	(72,546,184)
11. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage Small and Mid Cap Stock Funds 121
12. SUBSEQUENT DISTRIBUTIONS
On December 16, 2010, the Funds declared distributions from net investment income to shareholders of record on December 15, 2010. The per share amounts payable on December 17, 2010 were as follows:

Net Investment	Small Cap	Small/Mid Cap
Income	Value Fund	Value Fund
Class A	$0.19544	$0.13176
Class C	$0.02250	$0.03026
Administrator Class	$0.31647	$0.16370
Institutional class	$0.30671	$0.18968
Investor Class	$0.17796	$0.10788
On December 10, 2010, the Funds declared distributions from long-term capital gains to shareholders of record on December 9, 2010. The per share amounts payable on December 13, 2010 were as follows:

Long-term	Small Cap
Capital Gains	Growth Fund
Class A	$0.72921
Class B	$0.72921
Class C	$0.72921
Administrator Class	$0.72921
Institutional class	$0.72921
Investor Class	$0.72921
These distributions are not reflected in the accompanying financial statements.

122 Wells Fargo Advantage Small and Mid Cap Stock Funds	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Intrinsic Small Cap Value Fund, Wells Fargo Advantage Small Cap Growth Fund, Wells Fargo Advantage Small Cap Opportunities Fund, Wells Fargo Advantage Small Cap Value Fund, Wells Fargo Advantage Small/Mid Cap Value Fund, Wells Fargo Advantage Special Small Cap Value Fund and Wells Fargo Advantage Traditional Small Cap Growth Fund, seven of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of October 31, 2010, and the related statements of operations, statements of changes in net assets, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of October 31, 2010, the results of their operations, changes in their net assets, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2010

Other Information (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 123
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds designate a percentage of their ordinary income dividends distributed during the year ended October 31, 2010 as qualifying for the corporate dividends-received deduction:

Dividend-Received
Deduction (% of
ordinary Income
Dividends)

Small Cap Value Fund	41.59%
Small/Mid Cap Value Fund	51.37
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds designate the following amounts of their income dividends paid during the year ended October 31, 2010 as qualified dividend income (QDI):

QDI

Small Cap Value Fund	$9,658,242
Small/Mid Cap Value Fund	1,110,508
Pursuant to Section 871(k)(1)(c) of the Code, the Funds designate the following amounts of their income dividends paid during the year ended October 31, 2010, as interest-related dividends:

Interest-Related
Dividends

Small Cap Value Fund	$820,402
Small/Mid Cap Value Fund	13

124 Wells Fargo Advantage Small and Mid Cap Stock Funds	Other Information (Unaudited)
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund are publicly available on the Funds’ Web site (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director, Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other Information (Unaudited)	Wells Fargo Advantage Small and Mid Cap Stock Funds 125

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

126 Wells Fargo Advantage Small and Mid Cap Stock Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at www.wellsfargo.com/advantagefunds.

List of Abbreviations	Wells Fargo Advantage Small and Mid Cap Stock Funds 127
The following is a list of common abbreviations for terms and entities which may have appeared in this report.
ABAG — Association of Bay Area Governments
ADR — American Depositary Receipt
ADS — American Depository Shares
AMBAC — American Municipal Bond Assurance Corporation
AMT — Alternative Minimum Tax
ARM — Adjustable Rate Mortgages
AUD — Australian Dollar
BART — Bay Area Rapid Transit
BRL — Brazil Real
CAD — Canadian Dollar
CDA — Community Development Authority
CDO — Collateralized Debt Obligation
CDSC — Contingent Deferred Sales Charge
CGIC — Capital Guaranty Insurance Company
CGY — Capital Guaranty Corporation
CHF — Swiss Franc
CIFG — CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP — Certificate of Participation
CP — Commercial Paper
CTF — Common Trust Fund
DEM — Deutsche Mark
DKK — Danish Krone
DW&P — Department of Water & Power
DWR — Department of Water Resources
ECFA — Educational & Cultural Facilities Authority
EDFA — Economic Development Finance Authority
ETET — Eagle Tax-Exempt Trust
ETF — Exchange-Traded Fund
EUR — Euro
FFCB — Federal Farm Credit Bank
FGIC — Financial Guaranty Insurance Corporation
FHA — Federal Housing Authority
FHAG — Federal Housing Agency
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRF — French Franc
FSA — Farm Service Agency
GBP — Great British Pound
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GO — General Obligation
HCFR — Healthcare Facilities Revenue
HEFA — Health & Educational Facilities Authority
HEFAR — Higher Education Facilities Authority Revenue
HFA — Housing Finance Authority
HFFA — Health Facilities Financing Authority
HKD — Hong Kong Dollar
HUD — Housing & Urban Development
HUF — Hungarian Forint
IDA — Industrial Development Authority
IDAG — Industrial Development Agency
IDR — Industrial Development Revenue
IEP — Irish Pound
JPY — Japanese Yen
KRW — Republic of Korea Won
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
LOC — Letter of Credit
LP — Limited Partnership
MBIA — Municipal Bond Insurance Association
MFHR — Multi-Family Housing Revenue
MFMR — Multi-Family Mortgage Revenue
MMD — Municipal Market Data
MTN — Medium Term Note
MUD — Municipal Utility District
MXN — Mexican Peso
MYR — Malaysian Ringgit
NATL-RE — National Public Finance Guarantee Corporation
NLG — Netherlands Guilder
NOK — Norwegian Krone
NZD — New Zealand Dollar
PCFA — Pollution Control Finance Authority
PCR — Pollution Control Revenue
PFA — Public Finance Authority
PFFA — Public Facilities Financing Authority
plc — Public Limited Company
PLN — Polish Zloty
PSFG — Public School Fund Guaranty
R&D — Research & Development
RDA — Redevelopment Authority
RDFA — Redevelopment Finance Authority
REITS — Real Estate Investment Trusts
SEK — Swedish Krona
SFHR — Single Family Housing Revenue
SFMR — Single Family Mortgage Revenue
SGD — Singapore Dollar
SKK — Slovakian Koruna
SLMA — Student Loan Marketing Association
SPDR — Standard & Poor’s Depositary Receipts
STIT — Short-Term Investment Trust
TBA — To Be Announced
TRAN — Tax Revenue Anticipation Notes
TRY — Turkish Lira
USD — United States Dollar
XLCA — XL Capital Assurance
ZAR — South African Rand

This page is intentionally left blank.

This page is intentionally left blank.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
More information aboutWells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127197 12-10 ASMC3/AR140 10-10

Annual Report October 31, 2010 WELLS FARGO ADVANTAGE SPECIALTY FUNDSSM • Wells Fargo Advantage Health Care Fund • Wells Fargo Advantage Precious Metals Fund • Wells Fargo Advantage Specialized Technology Fund • Wells Fargo Advantage Utility and Telecommunications Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at
www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2
Performance Highlights
Wells Fargo Advantage Health Care Fund	4
Wells Fargo Advantage Precious Metals Fund	8
Wells Fargo Advantage Specialized Technology Fund	12
Wells Fargo Advantage Utility and Telecommunications Fund	16

Fund Expenses	20

Portfolio of Investments
Wells Fargo Advantage Health Care Fund	22
Wells Fargo Advantage Precious Metals Fund	25
Wells Fargo Advantage Specialized Technology Fund	28
Wells Fargo Advantage Utility and Telecommunications Fund	31

Financial Statements
Statements of Assets and Liabilities	34
Statements of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	42

Notes to Financial Statements	48

Report of Independent Registered Public Accounting Firm	58

Other Information	59

List of Abbreviations	64
The views expressed are as of October 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage Specialty Funds.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

WELLS FARGO

INVESTMENT HISTORY

1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $227 billion in assets under management, as of October 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage Specialty Funds	Letter to Shareholders
Karla M. Rabusch,
President
Wells Fargo Advantage Funds
The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed.
Dear Valued Shareholder,
We are pleased to introduce you to Wells Fargo Advantage Funds. There is access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Following is your annual report for the Wells Fargo Advantage Specialty Funds for the 12-month period that ended October 31, 2010. The period was marked by growing optimism, as signs continued to emerge that the worst of the economic crisis may have passed. Despite a summer pullback on concerns about a potential sovereign debt crisis in Europe, global stock markets soon recovered and ended the period with solid gains.
Solid economic reports helped support a market rally.
The market rally started even before the period began, as investors took heart from several better-than-expected economic reports. Economic numbers throughout the reporting period supported the case for a slow recovery. After four quarters of sequential declines, real gross domestic product (GDP) showed positive growth for the third quarter of 2009, advancing by 1.6%. Third-quarter GDP was supported by government expenditures but also reflected contributions from personal consumption expenditures, exports, private inventory investment, and residential fixed investment. Real GDP continued to show positive sequential growth through the third quarter of 2010.
Even before third-quarter 2009 numbers were released, most economists surveyed by The Wall Street Journal in August 2009 said that, in their opinion, the recession that officially began in December 2007 was now over. This view was confirmed in September 2010, when the National Bureau of Economic Research officially declared that the recession ended in June 2009. A stubbornly high unemployment rate was the main sour note, beginning the period at 10.0% in November 2009 and ending the period modestly lower at 9.6%.
For most of the 12-month period, international news supported the moderately positive outlook. The two largest eurozone economies, France and Germany, posted modest sequential growth rates in the third quarter of 2009; French GDP again expanded modestly in the fourth quarter, while German GDP was unchanged. In mid-2010, though, investors became concerned about the possibility that eurozone member Greece would default on its sovereign debt, sparking increased concerns about the debt burdens of other member states such as Portugal, Italy, and Spain and causing weakness in the euro. After the eurozone put together a bailout package for Greece and took steps to shore up its banks, investor confidence returned, only to falter again late in the period on growing worries about the debt situation in Ireland.
Governments maintained an active role in the worldwide economy, aiding the tentative economic recovery.
Both the European Central Bank (ECB) and the Federal Reserve Board (the Fed) kept their key interest rates at low levels (1% for the ECB; effectively zero for the Fed), continued to provide cash to banks, and purchased debt securities backed by mortgages in order to support the financial system.
As the period progressed and as signs accumulated that the economy might be stabilizing, the U.S. government began to dial down its intervention. In early 2010, the Fed announced that it would stop buying mortgage-backed securities at the

Letter to Shareholders	Wells Fargo Advantage Specialty Funds 3
end of March. The Fed also raised its discount rate—which applies to bank borrowing from the central bank—by 0.25% to 0.75%, while keeping the more important federal funds rate undisturbed. And at the end of April 2010, the government allowed a homebuyer tax credit to expire.
Global stock and bond markets rallied.
Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting gains. For the period, small-cap stocks outperformed large-cap stocks, as investors bid up shares in companies that stood to gain the most from resumed economic growth. Growth stocks outperformed value stocks, in large part because of soft returns from financials stocks. International large-cap stocks posted gains for the 12-month period but lagged domestic issues.
Looking at individual sectors within the S&P 500 Index, information technology and telecommunication services stocks outperformed the broader market, aided by their exposure to a presumed international economic rebound. Utilities stocks also modestly outperformed, as investors sought yield within a historically low-yielding environment. Precious metals stocks benefited from an increase in the price of gold, but health care stocks lagged on continued investor uncertainty regarding the effect of health care reform.
Within the fixed-income universe, longer-term government and corporate bonds benefited from relatively low interest rates. High-yield bonds, which posted losses during the depth of the credit crisis, continued to rebound on improved economic conditions.
Many variables are at work in the market.
The full effect of the ongoing credit crisis remains unknown. Growing unemployment and debt defaults continue to pressure consumers and businesses alike.
Experience tells us that strict adherence to time-tested strategies has its rewards. As a whole, Wells Fargo Advantage Funds® represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it does provide you with one way of managing risk.
Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargo.com/advantagefunds, or call us directly at 1-800-222-8222, 24 hours a day, 7 days a week.
Sincerely,
Karla M. Rabusch
President
Wells Fargo Advantage Funds
Stocks rallied across the board on the widespread hope of economic recovery, with all major parts of the global stock market posting gains.

4 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Health Care Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Robert Junkin, CPA
FUND INCEPTION
December 22, 1999
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	15.19%
S&P 1500 Supercomposite Healthcare Sector Index[1]	14.53%
S&P 500® Index[2]	16.52%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available at the Fund’s Web site – wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.47% and 1.48%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.46%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P 1500 Supercomposite Healthcare Sector Index is an unmanaged capitalization-weighted index tracking the performance of health care stocks within the S&P 500, S&P MidCap 400 Index and S&P 600 Index. S&P indices are unmanaged and track the performance of publicly-traded U.S. stocks. They are often used to indicate the performance of specific market capitalizations and or the overall U.S. stock market. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 5
Wells Fargo Advantage Health Care Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund’s Class A shares excluding sales charges outperformed the S&P 1500 Supercomposite Healthcare Sector Index, due in part to our exposure to faster-growing segments of the health care market, such as biotechnology, but underperformed the S&P 500 Index.

▪	Our overweight positioning in biotechnology added slightly to relative performance, while our overweight in the medical equipment and supplies industry detracted from relative performance.

▪	On an absolute basis, strong stock selection in pharmaceuticals, biotechnology, and health care equipment—specifically Biovail Corporation, Salix Pharmaceuticals, and Theratechnologies—contributed to fund performance.
The 12-month period was highlighted by a broad recovery in the markets following the financial meltdown.
The economy and stock market have been characterized by an upward trajectory over the past year, but not without considerable volatility related to the residual effects of the financial collapse and the subsequent sovereign debt crisis emerging in Europe. During the past 12 months, the health care sector performed largely in line with the S&P 500 Index and the Dow Jones Industrial Average but lagged the technology-heavy NASDAQ. Health care faced both economic and policy headwinds, as high unemployment, in conjunction with the passage of health care reform, led to reduced use of health care in general. As the economy has progressively improved, albeit in a meandering fashion, the health care sector has garnered some investor interest. Companies in the sector have built up cash reserves, and with a new health care system looming on the horizon, consolidation has become a business optimization and research and development strategy.
Strong stock selection in the biotechnology and pharmaceutical industries aided both the fund’s absolute and relative performance during the period.
We increased our weighting in the pharmaceutical industry during the year, although we are still underweight the benchmark. Nevertheless, our stock selection was strong, as specialty pharmaceutical companies Biovail, Salix Pharmaceuticals, and Warner Chilcott led the way. Biovail merged with Valeant Pharmaceuticals to create a company
TEN LARGEST EQUITY HOLDINGS4
(AS OF OCTOBER 31, 2010)

Pfizer Incorporated	2.61%
Amgen Incorporated	2.60%
Alexion Pharmaceuticals Incorporated	2.51%
Abbott Laboratories	2.08%
Gilead Sciences Incorporated	2.08%
Merck & Company Incorporated	2.04%
Bristol-Myers Squibb Company	2.00%
Lonza Group AG	1.98%
Alere Incorporated	1.94%
Express Scripts Incorporated	1.90%

3.	The chart compares the performance of the Wells Fargo Advantage Health Care Fund’s Class A shares for the most recent ten years with the S&P 1500 Supercomposite Healthcare Sector Index and the S&P 500® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

6 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Health Care Fund (continued)
focused on the central nervous system. Salix added a new Food and Drug Administration-approved drug to its product offerings that accelerated its growth rate. Finally, Warner Chilcott continued to generate strong earnings and paid out a substantial special dividend ($8.50 per share) in 2010.
Stock selection in the biotechnology industry was a positive contributor during the 12-month period. HIV-focused Theratechnologies received a unanimously favorable review from an FDA panel for its new drug. Incyte Corporation signed on to sizable collaborations with two large pharmaceutical companies (Novartis and Eli Lilly and Company) for its two lead compounds, receiving considerable cash up front and we believe favorable deal terms. Alexion Pharmaceuticals, a cardiovascular- and autoimmune-focused company, continued to increase revenues and develop new indications for its lead drug, Solaris.
Life science tools and medical supplies were detractors during the year, as demand for certain medical tests and equipment was affected by the economic slowdown. Additionally, our overweight in the medical equipment and supplies industry negatively affected performance in the fiscal year. From a stock perspective, Alere and QIAGEN were among the largest detractors. Alere, which offers patient-monitoring devices and tests, reported a series of disappointing quarters based on demand issues with its products. QIAGEN also reported declines in demand for its biologic sampling and assay technologies, which led to reduced revenues and earnings.
New product development, an aging population, and health care reform could create opportunities and headwinds for the health care sector.
We have positioned the Fund to take advantage of increasing demand for health care products and the potential effects of health care reform. Our current investment approach continues to be diversified with respect to countries and market caps. Our process is research-driven, focusing on a bottom-up look at each company to determine its growth potential, underscored by valuation support prior to its inclusion in the Fund. We currently believe the combination of new product development and rising demand from an aging population have the potential to result in strong, consistent growth. In addition, China, India, and other emerging nations are expected to increase their spending on health care for their huge populations. We believe the recently approved U.S. health insurance reform presages the movement to government-administered health care in the future. We currently believe that this reform will likely create both opportunity and headwinds for the health care sector in the coming years. Facilities-based service providers, generic pharmaceutical operators, and more innovative product development companies appear to be well positioned to benefit under a larger government-centric system.

5.	Industry distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 7
Wells Fargo Advantage Health Care Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EHABX)	12/22/1999	(7.27)	8.57	0.47	3.23	(1.61)	15.19	1.66	3.84	1.48%	1.47%
Class B (EHCBX)**	12/22/1999	(6.85)	9.40	0.59	3.33	(1.95)	14.40	0.93	3.33	2.23%	2.22%
Class C (EHCCX)	12/22/1999	(3.01)	13.34	0.92	3.08	(2.01)	14.34	0.92	3.08	2.23%	2.22%
Administrator Class (EHCYX)	12/22/1999					(1.56)	15.43	1.92	4.12	1.32%	1.24%
S&P 1500 Supercomposite Healthcare Sector Index[1]						1.65	14.53	2.71	0.94
S&P 500® Index[2]						0.74	16.52	1.73	(0.02)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Health Care Fund.

7.	Reflects the expense ratios as stated in the July 19, 2010 prospectus.

8.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.46%, Class B at 2.21%, Class C at 2.21%, and Administrator Class at 1.23%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

8 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Precious Metals Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Wells Capital Management Incorporated
PORTFOLIO MANAGER
Michael Bradshaw, CFA
FUND INCEPTION
January 30, 1978
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	45.10%
FTSE Gold Mines Index[1]	32.18%
S&P 500® Index[2]	16.52%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site –wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.10% and 1.22%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.09%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	FTSE Gold Mines Index is an unmanaged, open-ended index designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 9
Wells Fargo Advantage Precious Metals Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund outperformed both benchmarks, the FTSE Gold Mines Index and S&P 500 Index, in part because of our underweight to large-cap stocks during the 12-month period.

▪	Stock selection in the gold exploration-and-development sector enhanced results, particularly our investment in Red Back Mining Incorporated.

▪	Strong stock selection among exploration-and-development stocks contributed to Fund performance on an absolute basis.
The price of gold rose 30% during the 12-month period.
During the 12-month period, the price of gold rose 30%, with more than 50% of the rise occurring in the past three months. The rise in the price of gold was not the result of a weaker U.S. dollar. In fact, during the first eight months of fiscal 2010 (October 31, 2009, through June 30, 2010), the U.S. dollar rose 13% on a trade-weighted basis, while gold prices advanced nearly 20%, and stocks, as measured by the S&P 500 Index, were largely unchanged. The gold price has historically moved in an inverse relationship to the value of the dollar.
The price of gold and the value of the U.S. dollar rose during the first two-thirds of fiscal 2010. Investors sought out each asset’s relative safety, as worries about a sovereign debt crisis in Europe, a double-dip recession in the U.S., and an economic slowdown in China seemed to cause them to exit riskier assets.
However, as fears about a double-dip recession in the U.S. subsided, and as the debt crisis in Europe appeared to be more manageable, the U.S. dollar began to weaken and stocks began to rise. This provided a further lift to the price of gold. During the last four months of fiscal 2010 (June 30, 2010, through October 31, 2010), the trade-weighted dollar dropped 10%, while the price of gold rose 8%.
The dominant force driving the price of gold in the fiscal fourth quarter of 2010 was Federal Reserve Chairman Ben Bernanke’s suggestion in late August that he was considering a new round of quantitative easing. This suggestion caused bond yields to fall, equities to rise, and the price of gold to increase.

3.	The chart compares the performance of the Wells Fargo Advantage Precious Metals Fund’s Class A shares for the most recent ten years with the FTSE Gold Mines Index and the S&P 500® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

4.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

10 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Precious Metals Fund (continued)
Strong stock selection in the gold exploration-and-development industry helped the Fund’s absolute performance during the period.
Gold-mining stocks in general performed well relative to the gold price during this period, with the smaller-capitalization exploration-and-development names faring the best.
The Fund’s top contributor to relative results during the fiscal year was Red Back Mining Inc. The company, which has mining operations in Ghana and Mauritania, saw its share price rise by more than 150% during the 12-month period. The stock benefited from a major new discovery at the company’s Tasiast mine in Mauritania. The discovery led to Red Back Mining Incorporated being acquired by Kinross Gold Corporation in early August 2010.
TEN LARGEST EQUITY HOLDINGS5
(AS OF OCTOBER 31, 2010)

Newcrest Mining Limited	8.69%
Kinross Gold Corporation	7.17%
Randgold Resources Limited ADR	7.08%
Barrick Gold Corporation	5.70%
Agnico-Eagle Mines Limited	5.00%
Eldorado Gold Corporation – Canadian Exchange	4.67%
Iamgold Corporation	4.63%
Goldcorp Incorporated	3.15%
Newmont Mining Corporation	3.14%
Compania de Buenaventura SA ADR	3.00%
The top absolute performers in the Fund included SEMAFO Incorporated and exploration-and-development-focused names Anatolia Minerals Development Ltd. and Andean Resources Limited SEMAFO rose 300% on solid operating results and encouraging exploration from its Mana mine in Burkina Faso. Anatolia shares rose over 285% as it continued to progress toward production at its Copler mine in Turkey. Andean rose 220% on strong exploration results and a positive feasibility study. The company was subsequently acquired by Goldcorp Incorporated in September 2010.
One of the most noteworthy detractors from results was non-index component Aquarius Platinum Limited. Aquarius Platinum Limited dropped on news that mining would be suspended at its Marikana mine in South Africa. In addition, the fund’s weighting in gold at 4% also detracted from overall results as gold prices lagged the performance of the gold equities.
We continue to believe that we are in the midst of a secular bull market for gold and precious metals equities and that consolidation will be an ongoing theme.
In particular, we believe that the Federal Reserve’s commitment to keeping interest rates low and its implementation of a second round of quantitative easing will support gold prices in the medium term. In addition, the continued U.S. pressure on the Chinese to revalue the renminbi and fears of “currency wars” globally could cause competitive devaluations to occur.
We are optimistic about the Fund’s ability to generate attractive returns for the long-term investor. However, investors are encouraged to remember that while the investment universe for the Wells Fargo Advantage Precious Metals Fund is an asset class that may be in a secular bull market, the Fund itself is not intended to be a secular bull market product. Instead, the Fund is intended to serve as a minority core part of a U.S. dollar-based portfolio, preserving the global purchasing power of that portfolio in the event of a prolonged period of U.S. dollar weakness. Within that perspective, we believe that broad-based diversification, combined with a longer-term investment horizon, will serve our shareholders well.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 11
Wells Fargo Advantage Precious Metals Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]
Class A (EKWAX)	1/20/1998	10.79	36.75	23.98	28.96	17.55	45.10	25.46	29.72	1.22%	1.10%
Class B (EKWBX)**	1/30/1978	12.11	39.00	24.38	29.06	17.11	44.00	24.55	29.06	1.97%	1.85%
Class C (EKWCX)	1/29/1998	16.10	43.01	24.55	28.77	17.10	44.01	24.55	28.77	1.97%	1.85%
Administrator Class (EKWDX)	7/30/2010					17.62	45.24	25.60	29.85	1.06%	0.96%
Institutional Class (EKWYX)	2/29/2000					17.70	45.47	25.79	30.05	0.79%	0.79%
FTSE Gold Mines Index[1]						13.17	32.18	16.73	21.48
S&P 500® Index[2]						0.74	16.52	1.73	(0.02)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site – wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to foreign investment risk, non-diversification risk, smaller company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

6.	Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Precious Metals Fund.

7.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A, Class B, Class C and Institutional Class and the July 30, 2010 prospectus for the Administrator Class.

8.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.09%, Class B at 1.84%, Class C at 1.84%, Administrator Class at 0.95%, and Institutional Class at 0.79%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

12 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Specialized Technology Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
RCM Capital Management, LLC
PORTFOLIO MANAGERS
Huachen Chen, CFA
Walter C. Price, Jr., CFA
FUND INCEPTION
September 18, 2000
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	33.22%
S&P North American Technology Index[1]	20.12%
S&P 500® Index[2]	16.52%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.76% and 1.86%, respectively. The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.75%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P North American Technology Index (formerly the Goldman Sachs Technology Index) is a modified capitalization-weighted index of selected technology stocks. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Specialized Technology Fund’s Class A shares for the most recent ten years with the S&P 500® Index and S&P North American Technology Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 13
Wells Fargo Advantage Specialized Technology Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund outperformed both benchmarks, the S&P North American Technology Index and the S&P 500 Index, in part because of its positioning in companies that are beneficiaries of the “cloud computing” trend, where computing programs and resources are accessed via the internet.

▪	Top contributors to performance included communication companies that enable data center consolidation, such as F5 Networks and Riverbed Technology, and Netflix Incorporated Apple Incorporated was a top absolute contributor. Both Apple and Netflix have created new products for consumers that use the internet.

▪	The Fund also benefited from its overweight to higher-growth companies and its underweight to larger, cyclical holdings, such as Intel Corporation, Cisco Systems Inc., and Qualcomm Inc.
The year was a volatile one for technology stocks
The market environment was volatile during the fiscal year that ended October 31, 2010. Technology stocks continued their strong performance during the fourth quarter of 2009; however, the market tone changed and stocks sold off early in the first quarter of 2010. In particular, there was weakness in the internet and semiconductor industries, as well as in Chinese companies. The latter were affected by announcements from the Chinese government that it was raising some reserve requirements to reduce the growth in speculative loans from Chinese banks. This caused some concern that the environment was “as good as it gets” and led some investors to sell.
In mid-February 2010, technology stocks began to recover, as favorable business reports on Chinese New Year sales and the improvement of consumer spending in the U.S. boosted investor confidence. This recovery continued until May 2010, when the market tone again changed, as many investors were again concerned about the macro impact of the European debt crisis and the weak euro. There was weakness in semiconductor companies and companies that produce light-emitting diode (LED) panels, and in several of the Fund’s large-cap technology companies with significant exposure to Europe. Weakness in employment growth in the U.S. also led to fears of a “double dip” recession and put pressure on stocks.
In early June 2010, a significant rally began for technology stocks, as a number of concerns that had been worrying investors were alleviated. First, the growth in China continued to be strong. Second, concern about tax increases by the Democratic Congress in the U.S. declined as the Republican Party surged in popularity prior to the midterm elections in early November 2010. Finally, the U.S. Federal Reserve indicated that it was unhappy with the pace of the recovery in the U.S. and that it might have to take additional steps to stimulate the economy.
TEN LARGEST EQUITY HOLDINGS4
(AS OF OCTOBER 31, 2010)

Apple Incorporated	9.57%
Google Incorporated Class A	4.59%
Salesforce.com Incorporated	3.28%
Netflix Incorporated	3.14%
F5 Networks Incorporated	3.04%
Riverbed Technology Incorporated	2.92%
Baidu.com Incorporated ADR	2.50%
TIBCO Software Incorporated	2.40%
Intuit Incorporated	2.37%
Amazon.com Incorporated	2.36%

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

14 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Specialized Technology Fund (continued)
The Fund remained broadly positioned within technology subsectors
The six major information technology subsectors comprise more than 85% of the Fund’s holdings; strong stock selection in five of the six contributed to the Fund’s outperformance. The Fund was invested in themes such as the mobile internet (Apple Incorporated, Netflix Incorporated), software as a service (Salesforce.com, SuccessFactors), data center consolidation (F5 Networks Incorporated, NetApp Incorporated), and cloud computing (Riverbed Technology, Akamai Technologies Incorporated). Most of these companies’ stocks appreciated more than 50% during the fiscal year.
Another theme the Fund is positioned to take advantage of is energy technology, which includes solar power, smart meters and controls, LED lighting, and hybrid or electric cars and their components. Most of the Fund’s semiconductor holdings are within this theme, which was the only major information technology subsector to detract from performance. Solar energy holdings, including SunPower Corporation and First Solar Incorporated, also detracted from returns. We still believe that this theme will work, since the business for these companies is in a strong uptrend. Many of these stocks have been heavily shorted by investors in anticipation that the strength will soon end, although we do not believe this will happen and continue to stay invested.
Finally, the Fund is invested in Chinese companies. With the exception of Baidu Incorporated, these stocks have struggled during the fiscal year. Contrary to some forecasters’ views that China is in a downtrend, we believe China’s economy will be stronger in 2011. The Fund continues to own Chinese internet companies like Baidu, SINA Corporation, and Ctrip.com International, as well as software and services companies like Longtop Financial Technologies.
We are cautiously optimistic about technology stocks in 2011, but we recognize that higher inflation and interest rates are potential risks.
We have been rotating the Fund back into stocks that have not done well in 2010, such as energy technology and semiconductors, and trimming some of the stronger stocks that have risen more than 50%. We are cautiously optimistic about the stock market for 2011. We believe that many of the trends of 2010 will continue in 2011, but we expect Chinese stocks to be stronger next year, as that economy continues its high growth.
Our concern is that the economy may become stronger than expected at some point in 2011 as Western economies recover, and this may lead to a sudden increase in inflation and interest rates. We have seen the effect of this uncertainty, which reduces demand for technology products among consumers and businesses alike and also leads to weak stock prices. We are hopeful that the world economy continues its moderate growth, as we believe that benefits technology companies and stocks.

5.	Industry distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 15
Wells Fargo Advantage Specialized Technology Fund (continued)
AVERAGE ANNUAL TOTAL RETURN6 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[7]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[8]

Class A (WFSTX)	9/18/2000	6.46	25.65	6.99	(2.02)	12.99	33.22	8.28	(1.43)	1.86%	1.76%
Class B (WFTBX)**	9/18/2000	7.72	27.47	7.20	(1.95)	12.72	32.47	7.51	(1.95)	2.61%	2.51%
Class C (WFTCX)	9/18/2000	11.58	31.35	7.49	(2.18)	12.58	32.35	7.49	(2.18)	2.61%	2.51%
Administrator Class (WFTDX)	7/30/2010					12.99	33.22	8.28	(1.43)	1.68%	1.51%
Investor Class (WFTZX)	4/08/2005					12.92	33.04	8.14	(1.56)	1.97%	1.83%
S&P North American Technology Index[1]						3.38	20.1	2 5.86	(4.70)
S&P 500® Index[2]						0.74	16.52	1.73	(0.02)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, foreign investment risk, non-diversification risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

6.	Performance shown for the Administrator Class shares prior to its inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, returns would be higher. Performance shown for the Investor Class shares prior to its inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

7.	Reflects the expense ratios as stated in the March 1, 2010 prospectus for Class A, Class B, Class C, and Investor Class and the July 30, 2010 prospectus for the Administrator Class.

8.	The investment adviser has contractually committed through February 28, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.75%, Class B at 2.50%, Class C at 2.50%, and Investor Class at 1.82%, excluding acquired fund fees and certain other expenses. The investment adviser has contractually committed through July 31, 2011 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Administrator Class at 1.50%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

16 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Utility and Telecommunications Fund
INVESTMENT OBJECTIVE
The Fund seeks total return, consisting of current income and capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
Crow Point Partners, LLC
PORTFOLIO MANAGER
Timothy P. O’Brien, CFA
FUND INCEPTION
January 4, 1994
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month

Class A (Excluding Sales Charges)	11.55%
S&P Utilities Index[1]	16.70%
S&P 500® Index[2]	16.52%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site —wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. Net and gross expense ratios for Class A shares are 1.16% and 1.24%, respectively. The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the contractual expense ratio of 1.14%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The S&P Utilities Index is a market value-weighted index, measuring the performance of all stocks within the Utility Sector of the S&P 500 Index. You cannot invest directly in an index.

2.	The S&P 500® Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

3.	The chart compares the performance of the Wells Fargo Advantage Utility and Telecommunications Fund’s Class A shares for the most recent ten years with the S&P 500® Index and S&P Utilities Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 17
Wells Fargo Advantage Utility and Telecommunications Fund (continued)
MANAGER’S DISCUSSION
Fund Highlights
▪	The Fund underperformed both benchmarks, the S&P Utilities Index and S&P 500 Index, for the 12-month period that ended October 31, 2010, largely due to weakness in European equities in the second quarter, weakness in natural gas in the third, and weak stock selection overall.

▪	Power-sensitive utilities and natural gas-sensitive names generally were detractors. National Fuel Gas Company was one of the few exceptions, gaining more than 20% since the position was initiated earlier in 2010.
Concerns over European debt mounted in the second quarter of 2010.
The Fund outperformed its benchmark from November 1, 2009, through March of this year. Early in April, it emerged that Greek sovereign debt outstanding was much higher than public figures had indicated, and concern mounted about a potential sovereign debt default. The fiscal positions of Portugal, Ireland, Italy, and Spain also came under renewed scrutiny, and there was talk of looming sovereign debt defaults. Naturally, the euro plunged versus the U.S. dollar and took European equity markets down with it. The Fund had about 15% of its assets in European utilities and telecommunication services stocks, which lost 20% of their value in the second quarter. European equity positions in the Fund were subsequently sharply reduced, but the damage was already done.
Natural gas prices have been weak all year. Historically, “the solution to low prices is low prices.” Namely, when prices are low, the rig count typically goes down, as higher-cost producers reduce drilling budgets. This time, that didn’t happen. Rig counts continued to go up and prices continued to go down. However, we still believe that the economics of shale gas are compelling, and producers can earn double-digit rates of return at $4.00 gas, which is near where natural gas traded at the end of the reporting period. The weak natural gas prices caused wholesale electricity prices to fall sharply, leading to margin squeezes on wholesale electricity providers.
In summary, we were wrong on the euro and wrong on natural gas, and this proved to be very detrimental to performance.
The Fund was substantially repositioned between June and September.
We sold many European equities in the second quarter, which proved to be a mistake when the euro rallied sharply in the third quarter. We also sold off many of the Fund’s preferred
TEN LARGEST EQUITY HOLDINGS4
(AS OF OCTOBER 31, 2010)

CMS Energy Corporation	4.95%
Northeast Utilities	4.20%
Visa Incorporated Class A	3.94%
FirstEnergy Corporation	3.86%
PG&E Corporation	3.74%
Sempra Energy	3.59%
Constellation Energy Group Incorporated	3.39%
National Fuel Gas Company	3.09%
Nextera Energy Incorporated	3.08%
MasterCard Incorporated	2.96%

4.	The ten largest equity holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

18 Wells Fargo Advantage Specialty Funds	Performance Highlights (Unaudited)
Wells Fargo Advantage Utility and Telecommunications Fund (continued)
stock positions in order to increase portfolio beta5, which so far has been the right call, as markets have continued to rally. Like all credit card- and debit card-exposed names, the Fund’s existing position in Visa Inc. came under severe pressure in the second quarter, due to the looming financial regulation bill, which regulated and reduced debit interchange revenues. We took the view that the issues were real but vastly overblown and took advantage of the sell-off to significantly increase the Fund’s position in Visa and to initiate a significant position in MasterCard Inc., so far successfully. Visa and MasterCard are telecommunication services companies as much as they are financials, in our opinion, since neither company takes any credit or interest-rate risk, and both operate large secure payment telecom networks.
On an absolute basis, Visa hurt performance in the second quarter and added to performance in the third. For the year, it has clearly been a laggard. The Fund’s position in MasterCard, initiated in the second quarter, has been a winner. Also worthy of mention in a dismal year is the position in National Fuel Gas, which is up about 25% versus our cost. In our view, investors are becoming aware of the company’s “hidden asset,” nearly 800,000 acres in the fairway of the Marcellus Shale.
The fundamentals of utilities and telecommunication services stocks appear strong, but policy decisions about dividend taxation could affect investor appetite for dividend-paying stocks.
We believe that regulated utility companies have an abundant amount of needed or mandated projects in which to invest. As a result, regulated utility companies in the U.S. should enjoy steady earnings growth for the foreseeable future. Power-generating stocks with gas-commodity sensitivity are less favorably positioned, with margins under pressure due to weak gas and electricity prices and relatively firm coal and uranium prices. Telephone carriers should continue to enjoy decent wireless growth, with slowing customer additions more or less offset by the proliferation of smartphones, which typically result in higher revenue per customer. The major near-term concern facing utility and telephone companies is the potential expiration of the 15% tax rate on qualified dividend income. If dividends are taxed as ordinary income, then income stocks like utilities and telephones may lose some appeal with investors in spite of the relatively favorable fundamental outlook.

5.	Beta measures fund volatility relative to general market movements. It is a standardized measure of systematic risk in comparison to a specified index. The benchmark beta is 1.00 by definition. Beta is based on historical performance and does not represent future results.

6.	Industry distribution is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

Performance Highlights (Unaudited)	Wells Fargo Advantage Specialty Funds 19
Wells Fargo Advantage Utility and Telecommunications Fund (continued)
AVERAGE ANNUAL TOTAL RETURN7 (%) (AS OF OCTOBER 31, 2010)

		Including Sales Charge				Excluding Sales Charge				Expense Ratios[8]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[9]
Class A (EVUAX)	1/4/1994	(4.20)	5.14	3.73	2.18	1.65	11.55	4.97	2.79	1.24%	1.16%
Class B (EVUBX)**	1/4/1994	(3.81)	5.64	3.84	2.26	1.19	10.64	4.18	2.26	1.99%	1.91%
Class C (EVUCX)	9/2/1994	0.27	9.62	4.17	2.02	1.27	10.62	4.17	2.02	1.99%	1.91%
Administrator Class (EVUDX)	7/30/2010					1.72	11.56	5.04	2.88	1.08%	0.97%
Institutional Class (EVUYX)	2/28/1994					1.80	11.75	5.22	3.06	0.81%	0.80%
S&P Utilities Index[1]						6.56	16.70	4.09	1.58
S&P 500® Index[2]						0.74	16.52	1.73	(0.02)

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Stock fund values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Funds that concentrate their investments in a single industry may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, convertible securities risk, foreign investment risk, high-yield securities risk, non-diversification risk, smaller company securities risk, and subsidiary risk. Consult the Fund’s prospectus for additional information on these and other risks.

7.	Performance shown for the Administrator Class shares prior to its inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010 is based on the performance of the fund’s predecessor, Evergreen Utility and Telecommunications Fund.

8.	Reflects the expense ratios as stated in the July 19, 2010 prospectus for Class A, Class B, Class C and Institutional Class and the July 30, 2010 prospectus for the Administrator Class.

9.	The investment adviser has contractually committed through July 18, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s contractual expense ratio for Class A at 1.14%, Class B at 1.89%, Class C at 1.89%, Administrator Class at 0.95%, and Institutional Class at 0.78%, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

20 Wells Fargo Advantage Specialty Funds	Fund Expenses (Unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2010 to October 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
Wells Fargo Advantage Health Care Fund	05-01-2010	10-31-2010	the Period[1]	Expense Ratio

Class A
Actual	$1,000.00	$983.92	$8.10	1.62%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.04	$8.24	1.62%

Class B
Actual	$1,000.00	$980.55	$11.83	2.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.26	$12.03	2.37%

Class C
Actual	$1,000.00	$979.93	$11.83	2.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.26	$12.03	2.37%

Administrator Class
Actual	$1,000.00	$984.43	$6.90	1.38%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$7.02	1.38%

Wells Fargo Advantage Precious Metals Fund

Class A
Actual	$1,000.00	$1,175.52	$5.81	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%

Class B
Actual	$1,000.00	$1,171.07	$9.90	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%

Fund Expenses (Unaudited)	Wells Fargo Advantage Specialty Funds 21

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
Wells Fargo Advantage Precious Metals Fund (continued)	05-01-2010	10-31-2010	the Period[1]	Expense Ratio

Class C
Actual	$1,000.00	$1,171.03	$9.90	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%

Administrator Class
Actual	$1,000.00	$1,176.18	$5.21	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

Institutional Class
Actual	$1,000.00	$1,177.03	$4.23	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92	0.77%

Wells Fargo Advantage Specialized Technology Fund

Class A
Actual	$1,000.00	$1,129.93	$9.29	1.73%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.48	$8.79	1.73%

Class B
Actual	$1,000.00	$1,127.16	$13.30	2.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.70	$12.58	2.48%

Class C
Actual	$1,000.00	$1,125.79	$13.29	2.48%
Hypothetical (5% return before expenses)	$1,000.00	$1,012.70	$12.58	2.48%

Administrator Class
Actual	$1,000.00	$1,129.93	$8.05	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.64	$7.63	1.50%

Investor Class
Actual	$1,000.00	$1,129.22	$9.77	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.03	$9.25	1.82%

Wells Fargo Advantage Utility and Telecommunications Fund

Class A
Actual	$1,000.00	$1,016.46	$5.79	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80	1.14%

Class B
Actual	$1,000.00	$1,011.92	$9.58	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%

Class C
Actual	$1,000.00	$1,012.69	$9.59	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.68	$9.60	1.89%

Administrator Class
Actual	$1,000.00	$1,017.16	$4.83	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84	0.95%

Institutional Class
Actual	$1,000.00	$1,017.95	$4.22	0.83%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.02	$4.23	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

22 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—October 31, 2010
HEALTH CARE FUND

Shares	Security Name	Value
Common Stocks: 98.85%

Health Care: 96.74%

Biotechnology: 22.88%
53,595	Alexion Pharmaceuticals Incorporated†	$3,660,539
66,335	Amgen Incorporated†	3,793,699
107,140	Amylin Pharmaceuticals Incorporated†«	1,396,034
1,463,209	Antisoma plc†	147,708
34,712	Celgene Corporation†	2,154,574
40,098	Dendreon Corporation†«	1,463,577
146,641	Dyax Corporation†«	353,405
16,319	Genzyme Corporation†	1,177,089
76,630	Gilead Sciences Incorporated†«	3,039,912
54,307	Human Genome Sciences Incorporated†«	1,459,772
85,632	Incyte Corporation†«	1,426,629
77,090	Myriad Genetics Incorporated†«	1,536,404
230,852	Novavax Incorporated†«	560,970
57,922	NPS Pharmaceuticals Incorporated†	360,854
479,212	Theratechnologies Incorporated†	2,335,213
39,039	Vertex Pharmaceuticals Incorporated†«	1,496,365

		26,362,744

Health Care Equipment & Supplies: 20.64%
95,869	Alere Incorporated†«	2,832,929
66,596	ArthroCare Corporation†	1,816,739
50,081	Baxter International Incorporated	2,549,123
15,913	Becton Dickinson & Company	1,201,750
238,105	Boston Scientific Corporation†	1,519,110
74,597	CareFusion Corporation†	1,800,772
85,302	Conceptus Incorporated†	1,212,141
17,453	Fresenius SE	1,540,298
19,259	Heartware International Incorporated†	1,316,160
91,706	Mela Sciences Incorporated†«	689,629
48,614	ResMed Incorporated†«	1,549,328
275,324	RTI Biologics Incorporated†	680,050
46,501	St. Jude Medical Incorporated†	1,780,988
47,279	Thoratec Corporation†«	1,543,187
53,572	Zoll Medical Corporation†«	1,742,697

		23,774,901

Health Care Providers & Services: 14.21%
59,433	Aetna Incorporated	1,774,669
77,711	Cardinal Health Incorporated	2,695,795
53,014	CIGNA Corporation	1,865,563
57,190	Express Scripts Incorporated†«	2,774,859
21,281	Fresenius Medical Care AG & Company KGaA	1,355,657
83,831	Hanger Orthopedic Group Incorporated†«	1,569,316
44,363	Medco Health Solutions Incorporated†	2,330,388
327,000	Medipattern Corporation†	28,856
1,197,387	Medipattern Corporation	105,662
51,796	UnitedHealth Group Incorporated	1,867,246

		16,368,011

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Specialty Funds 23
HEALTH CARE FUND

Shares	Security Name		Value
Life Sciences Tools & Services: 3.71%
27,564	Life Technologies Corporation†«		$1,383,162
33,068	Lonza Group AG		2,894,983

			4,278,145

Pharmaceuticals: 35.30%
59,113	Abbott Laboratories		3,033,679
30,276	Allergan Incorporated		2,192,285
35,618	Auxilium Pharmaceuticals Incorporated†«		881,546
108,489	Bristol-Myers Squibb Company		2,918,354
73,206	Eli Lilly & Company		2,576,851
110,090	Eurand NV†«		1,206,586
69,828	Forest Laboratories Incorporated†		2,307,815
139,358	MAP Pharmaceuticals Incorporated†«		2,122,422
82,206	Merck & Company Incorporated		2,982,434
94,830	Mylan Laboratories Incorporated†«		1,926,946
132,243	Nektar Therapeutics†«		1,926,781
40,000	Nupathe Incorporated†		250,400
43,089	Par Pharmaceutical Companies Incorporated†		1,400,823
219,034	Pfizer Incorporated		3,811,192
11,842	Roche Holding AG Genusschein†		1,738,905
43,898	Salix Pharmaceuticals Limited†«		1,660,661
25,052	Shire plc ADR«		1,756,145
27,734	Teva Pharmaceutical Industries Limited ADR		1,439,395
78,548	Valeant Pharmaceuticals		2,168,710
98,235	Warner Chilcott Limited		2,361,571

			40,663,501

Telecommunication Services: 2.11%

Diversified Telecommunication Services: 2.11%
1,491,026	Careview Communications Incorporated†		2,430,372

Total Common Stocks (Cost $94,380,149)			113,877,674

Rights: 0.00%

Health Care: 0.00%

Pharmaceuticals: 0.00%
410,964	Valera Pharmaceuticals Incorporated†(a)(i)		0
Total Rights (Cost $0)			0

Warrants: 0.20%

Health Care: 0.20%

		Expiration Date
Biotechnology: 0.20%
158,377	Novavax Incorporated†(a)(i)	07/13/2031	223,818

Total Warrants (Cost $0)			223,818

24 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—October 31, 2010
HEALTH CARE FUND

Shares	Security Name		Yield	Value
Short-Term Investments: 27.74%

Investment Companies: 27.74%
1,610,119	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%	$1,610,119
30,349,796	Wells Fargo Securities Lending Cash Investments, LLC(v)(l)(u)		0.25	30,349,796

Total Short-Term Investments (Cost $31,959,915)				31,959,915

Total Investments in Securities (Cost $126,340,064)*		126.79%		146,061,407

Other Assets and Liabilities, Net		(26.79)		(30,859,729)

Total Net Assets		100.00%		$115,201,678

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(l)	Investment in an affiliate.

†	Non-income earning securities.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $127,266,140 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$25,092,811
Gross unrealized depreciation	(6,297,544)

Net unrealized appreciation	$18,795,267
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Specialty Funds 25
PRECIOUS METALS FUND

Shares	Security Name	Value
Common Stocks: 89.73%

Australia: 13.22%
1,400,000	Ampella Mining (Materials, Metals & Mining)†	$3,126,723
2,167,000	Andean Resources Limited — Australia Exchange (Materials, Metals & Mining)†	13,457,821
1,733,000	Andean Resources Limited — Canadian Exchange (Materials, Metals & Mining)†	10,721,865
3,770,000	Avoca Resources Limited (Materials, Metals & Mining)†	11,632,645
1,500,000	Centamin Egypt Limited (Materials, Metals & Mining)†	4,235,709
3,300,000	CGA Mining Limited (Materials, Metals & Mining)†	9,674,478
1,000,000	Gryphon Minerals Limited (Materials, Metals & Mining)†	1,317,495
711,342	Kingsgate Consolidated Limited (Materials, Metals & Mining)	6,988,854
2,000,000	Mineral Deposits Limited (Materials, Metals & Mining)†	2,274,733
3,357,206	Newcrest Mining Limited (Materials, Metals & Mining)	131,410,495
2,000,000	Perseus Mining Limited (Materials, Metals & Mining)†	5,857,709

		200,698,527

Canada: 53.79%
1,010,164	Agnico-Eagle Mines Limited (Materials, Metals & Mining)††	78,378,625
797,600	Alamos Gold Incorporated (Materials, Metals & Mining)	12,348,371
5,000,000	Allied Gold Limited (Materials, Metals & Mining)	2,206,099
1,994,100	Anatolia Minerals Development Limited (Materials, Metals & Mining)†	14,742,145
450,000	Anatolia Minerals Development Limited (Materials, Metals & Mining)	3,326,797
850,000	Andean Resources Limited (Materials, Metals & Mining)	5,258,849
2,295,700	Aurizon Mines Limited (Materials, Metals & Mining)†	15,351,185
1,794,083	Barrick Gold Corporation (Materials, Metals & Mining)	86,277,451
850,000	Centerra Gold Incorporated (Materials, Metals & Mining)	16,959,996
350,000	Centerra Gold Incorporated (Materials, Metals & Mining)††	6,983,528
255,000	Detour Gold Corporation (Materials, Metals & Mining)†	7,448,230
350,000	Detour Gold Corporation (Materials, Metals & Mining)	10,223,061
90,000	Detour Gold Corporation (Materials, Metals & Mining)	2,628,787
4,171,044	Eldorado Gold Corporation — Canadian Exchange (Materials, Metals & Mining)	70,628,424
225,000	Entree Gold Incorporated (Materials, Metals & Mining)†	582,410
525,000	Entree Gold Incorporated (Materials, Metals & Mining)††	1,358,957
300,000	Exeter Resource Corporation (Materials, Metals & Mining)†	1,735,464
585,000	Exeter Resource Corporation (Materials, Metals & Mining)††	3,384,155
1,385,000	Extorre Gold Mines Limited (Materials, Metals & Mining)†	7,849,103
100,500	First Quantum Minerals Limited (Materials, Metals & Mining)	8,800,525
100,000	Franco-Nevada Corporation (Materials, Metals & Mining)††	3,449,358
170,000	Franco-Nevada Corporation (Materials, Metals & Mining)	5,863,908
400,000	Fronteer Gold Incorporated (Materials, Metals & Mining)†	3,180,704
846,694	Goldcorp Incorporated (Materials, Metals & Mining)	37,754,085
1,067,254	Goldcorp Incorporated (Materials, Metals & Mining)	47,654,424
5,650,450	Great Basin Gold Limited (Materials, Metals & Mining)†	15,844,972
300,000	Guyana Goldfields Incorporated (Materials, Metals & Mining)†	3,256,202
250,000	Guyana Goldfields Incorporated (Materials, Metals & Mining)††	2,713,501
3,839,044	Iamgold Corporation (Materials, Metals & Mining)	70,050,602
200,700	International Minerals Corporation (Materials, Metals & Mining)	1,168,897
6,025,453	Kinross Gold Corporation (Materials, Metals & Mining)	108,409,709
800,100	Kinross Gold Corporation (Materials, Metals & Mining)	14,395,367
200,000	Kirkland Lake Gold Incorporated (Materials, Metals & Mining)†	2,208,060
1,500,000	Lake Shore Gold Corporation (Materials, Metals & Mining)†	5,088,734
300,000	Mag Silver Corporation (Materials, Metals & Mining)†	2,497,304
1,000,000	Magma Metals Limited (Materials, Metals & Mining)	588,293
254,934	Nautilus Minerals Incorporated (Materials, Metals & Mining)†	477,423
2,200,000	Northgate Minerals Corporation (Materials, Metals & Mining)†	6,233,945
209,400	Osisko Mining Corporation (Materials, Metals & Mining)†	2,903,143

26 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—October 31, 2010
PRECIOUS METALS FUND

Shares	Security Name	Value
Canada (continued)
1,500,000	Osisko Mining Corporation (Materials, Metals & Mining)	$20,796,156
125,000	Pan American Silver Corporation (Materials, Metals & Mining)	3,990,000
1,450,000	Platinum Group Metals Limited (Materials, Metals & Mining)†	2,871,850
453,900	San Gold Corporation (Materials, Metals & Mining)	1,437,491
1,150,000	San Gold Corporation (Materials, Metals & Mining)†	3,642,024
567,300	Semafo Incorporated (Materials, Metals & Mining)†	6,808,267
1,293,100	Semafo Incorporated — Canadian Exchange (Materials, Metals & Mining)††	15,518,721
250,000	Silver Wheaton Corporation (Materials, Metals & Mining)†	7,187,500
661,448	Silvercorp Metals Incorporated (Materials, Metals & Mining)	6,187,091
200,000	Tahoe Resources Incorporated (Materials, Metals & Mining)	1,960,977
2,130,000	Torex Gold Resources Incorporated (Materials, Metals & Mining)	2,861,163
95,833	Troy Resources NL (Materials, Metals & Mining)††	319,475
575,000	Troy Resources NL (Materials, Metals & Mining)	1,916,855
800,000	Ventana Gold Corporation (Materials, Metals & Mining)†	7,153,643
200,000	Ventana Gold Corporation (Materials, Metals & Mining)	1,788,411
840,537	Yamana Gold Incorporated (Materials, Metals & Mining)	9,237,502
2,972,040	Yamana Gold Incorporated (Materials, Metals & Mining)	32,695,645

		816,583,564

Peru: 2.98%
854,644	Compania de Minas Buenaventura SA ADR (Materials, Metals & Mining)	45,330,318

South Africa: 5.42%
27,526	Anglo Platinum Limited (Materials, Metals & Mining)	2,723,129
515,591	AngloGold Ashanti Limited ADR (Materials, Metals & Mining)	24,289,492
1,499,196	Gold Fields Limited ADR (Materials, Metals & Mining)	23,642,321
1,019,346	Impala Platinum Holdings Limited (Materials, Metals & Mining)	28,812,349
400,000	Northam Platinum Limited (Materials, Metals & Mining)	2,766,595

		82,233,886

United Kingdom: 2.22%
533,300	African Barrick Gold Limited (Materials, Metals & Mining)	4,661,482
1,100,000	Fresnillo plc (Materials, Metals & Mining)	22,032,326
899,251	Hochschild Mining plc (Materials, Metals & Mining)	6,979,796

		33,673,604

United States: 12.10%
100,000	Freeport-McMoRan Copper & Gold Incorporated Class B (Materials, Metals & Mining)	9,468,000
781,455	Newmont Mining Corporation (Materials, Metals & Mining)	47,567,166
1,140,000	Randgold Resources Limited ADR (Materials, Metals & Mining)	107,068,800
394,436	Royal Gold Incorporated (Materials, Metals & Mining)	19,528,526

		183,632,492

Total Common Stocks (Cost $671,219,890)		1,362,152,391

Private Placement: 2.66%
16,335	Wells Fargo Special Investments (Cayman) SPC(l)	40,379,760

Total Private Placement (Cost $26,967,322)		40,379,760

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Specialty Funds 27
PRECIOUS METALS FUND

Shares	Security Name	Expiration Date	Value
Warrants: 0.19%
17,500	Agnico-Eagle Mines Limited (Materials, Metals & Mining)†	12/2/2013	$602,000
217,500	Etruscan Resources Incorporated (Materials, Metals & Mining)†	11/2/2010	1,066
42,500	Franco Nevada Corporation (Materials, Metals & Mining)†	3/13/2012	261,276
207,130	Kinross Gold Corporation (Materials, Metals & Mining)†	09/17/2014	850,941
49,500	Kinross Gold Corporation (Materials, Metals & Mining)†	09/17/2014	203,358
232,238	Kinross Gold Corporation (Materials, Metals & Mining)†	9/3/2013	535,111
12,950	Silver Wheaton Corporation (Materials, Metals & Mining)†	9/5/2013	229,086
532,500	Torex Gold Resources Incorporated (Materials, Metals & Mining)†	11/12/2011	208,844
250,000	U.S. Gold Corporation (Materials, Metals & Mining)†	2/22/2011	17,158

Total Warrants (Cost $2,227,417)			2,908,840

Investment Companies: 1.54%
177,748	Gold Bullion Securities Limited†		23,354,310

Total Investment Companies (Cost $10,327,228)			23,354,310

Short-Term Investments: 5.54%

			Yield
Investment Companies: 5.54%
84,084,994	Wells Fargo Advantage Money Market Trust(l)(u)		0.19%	84,084,994

Total Short-Term Investments (Cost $84,084,994)				84,084,994

Total Investments in Securities (Cost $794,826,851)*		99.66%		1,512,880,295

Other Assets and Liabilities, Net		0.34		5,127,907

Total Net Assets		100.00%		$1,518,008,202

(l)	Investment in an affiliate.

†	Non-income earning securities.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $869,458,131 and net unrealized appreciation consists of:

Gross unrealized appreciation	$721,005,553
Gross unrealized depreciation	(77,583,389)

Net unrealized appreciation	$643,422,164
The accompanying notes are an integral part of these financial statements.

28 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—October 31, 2010
SPECIALIZED TECHNOLOGY FUND

Shares	Security Name	Value
Common Stocks: 94.77%

Consumer Discretionary: 7.81%

Auto Components: 0.13%
8,975	Johnson Controls Incorporated«	$315,202

Automobiles: 0.01%
1,222	Tesla Motors Incorporated†«	26,688

Internet & Catalog Retail: 7.67%
43,225	Amazon.com Incorporated†	7,138,177
5,040	ChinaCache International Holdings Limited ADR†	121,716
27,405	Ctrip.com International Limited ADR†«	1,426,978
54,645	Netflix Incorporated†«	9,480,908

		18,167,779

Industrials: 0.59%

Electrical Equipment: 0.59%
18,125	Cooper Industries plc	950,113
4,400	Nidec Corporation	435,243

		1,385,356

Information Technology: 84.29%

Communications Equipment: 12.61%
51,485	Acme Packet Incorporated†	2,036,232
206,765	ADTRAN Incorporated«	6,672,307
19,675	Cisco Systems Incorporated†	449,180
78,000	F5 Networks Incorporated†«	9,180,600
19,430	Polycom Incorporated†«	656,345
45,805	QUALCOMM Incorporated	2,067,180
153,305	Riverbed Technology Incorporated†«	8,821,170

		29,883,014

Computers & Peripherals: 15.55%
1,396	Acer Incorporated	20,116
96,220	Apple Incorporated†	28,949,711
76,600	EMC Corporation†	1,609,366
15,750	Hewlett-Packard Company	662,445
67,265	NetApp Incorporated†«	3,581,861
157,112	Smart Technologies Incorporated†«	2,040,885

		36,864,384

Electronic Equipment & Instruments: 5.73%
58,745	Amphenol Corporation Class A	2,944,887
25,695	Corning Incorporated	469,705
17,380	Dolby Laboratories Incorporated Class A†«	1,071,998
1,022,000	Hitachi Limited	4,622,940
68,750	LG Display Company Limited†	2,352,255
18,755	LG Display Company Limited ADR†«	322,774
351	LG Innotek Company Limited	40,707
137,000	Nippon Electric Glass Company Limited†	1,765,490

		13,590,756

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Specialty Funds 29
SPECIALIZED TECHNOLOGY FUND

Shares	Security Name	Value
Internet Software & Services: 13.54%
68,855	Baidu.com Incorporated ADR†	$7,574,739
22,645	Google Incorporated Class A†	13,881,159
91,260	Netease.com Incorporated ADR†«	3,814,668
45,225	Sina Corporation†«	2,546,168
1,685	Tencent Holdings Limited	38,586
257,180	Yahoo! Incorporated†	4,246,042

		32,101,362

IT Services: 1.44%
52,345	Cognizant Technology Solutions Corporation Class A†	3,412,371

Semiconductors & Semiconductor Equipment: 14.46%
1,630	Aixtron AG	53,199
142,100	Analog Devices Incorporated	4,784,507
47,725	Avago Technologies Limited†	1,177,853
114,725	Broadcom Corporation Class A	4,673,897
39,000	Cirrus Logic Incorporated†«	501,150
102,120	Cree Incorporated†«	5,237,735
200,340	Cypress Semiconductor Corporation†«	2,824,794
2,415	Epistar Corporation(a)	38,607
32,210	First Solar Incorporated†«	4,434,673
273,860	ON Semiconductor Corporation†	2,100,506
75,595	Seoul Semiconductor Company Limited	2,626,763
1,660	SMA Solar Technology AG«	195,921
140,165	SunPower Corporation†	1,850,178
90,290	Veeco Instruments Incorporated†«	3,778,637

		34,278,420

Software: 20.96%
98,565	Citrix Systems Incorporated†	6,315,060
91,835	Informatica Corporation†«	3,736,766
149,380	Intuit Incorporated†	7,170,240
48,990	Longtop Financial Technologies Limited ADR†«	1,780,297
115,315	Microsoft Corporation	3,071,992
121,560	Red Hat Incorporated†	5,137,126
85,505	Salesforce.com Incorporated†«	9,924,565
191,558	SuccessFactors Incorporated†«	5,195,053
377,470	TIBCO Software Incorporated†«	7,254,973
1,335	VMware Incorporated†«	102,074

		49,688,146

Materials: 1.45%

Chemicals: 1.45%
16,670	Wacker Chemie AG	3,439,594

Telecommunication Services: 0.63%

Wireless Telecommunication Services: 0.63%
2,645	American Tower Corporation Class A†	136,508
42,154	Bharti Airtel Limited†	309,003
26,825	SBA Communications Corporation Class A†«	1,053,145

		1,498,656

Total Common Stocks (Cost $179,119,786)		224,651,728

30 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—October 31, 2010
SPECIALIZED TECHNOLOGY FUND

Shares	Security Name	Value
Investment Companies: 2.64%
3,540,200	iShares FTSE ASO China Index ETF	$6,257,151

Total Investment Companies (Cost $6,143,588)		6,257,151

Principal		Interest Rate	Maturity Date
Short-Term Investments: 30.15%

Corporate Bonds & Notes: 0.44%
$910,185	Gryphon Funding Limited(a)(i)(v)	0.00%	08/05/2011	372,083
1,173,456	VFNC Corporation(a)(i)(v)±††	0.24	09/29/2011	668,870

				1,040,953

Shares		Yield
Investment Companies: 29.71%
5,813,189	Wells Fargo Advantage Money Market Trust(l)(u)	0.19	5,813,189
64,629,731	Wells Fargo Securities Lending Cash Investments LLC(v)(l)(u)	0.25	64,629,731

			70,442,920

Total Short-Term Investments (Cost $71,147,053)			71,483,873

Total Investments in Securities (Cost $256,410,427)*	127.56%	302,392,752

Other Assets and Liabilities, Net	(27.56)	(65,341,428)

Total Net Assets	100.00%	$237,051,324

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(v)	Security represents investment of cash collateral received from securities on loan.

±	Variable rate investments.

††	Securities that may be resold to “qualified institutional buyers” under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $258,181,992 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$49,249,699
Gross unrealized depreciation	(5,038,939)

Net unrealized appreciation	$44,210,760
The accompanying notes are an integral part of these financial statements.

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Specialty Funds 31
UTILITY AND TELECOMMUNICATIONS FUND

Shares	Security Name	Value
Common Stocks: 90.87%

Consumer Discretionary: 1.62%

Media: 1.62%
300,000	Comcast Corporation Class A	$6,174,000

Electric, Gas & Sanitary Services: 0.61%
500,000	Terna SpA	2,306,909

Energy: 10.66%

Oil, Gas & Consumable Fuels: 10.66%
20,000	Chesapeake Midstream LP†	535,800
750,000	El Paso Corporation	9,945,000
58,600	EQT Corporation«	2,193,984
100,000	Genesis Energy LP	2,539,000
140,000	Georesources Incorporated†	2,408,000
525,000	Kodiak Oil & Gas Corporation†«	2,163,000
175,000	Niska Gas Storage Partners	3,489,500
250,000	Southwestern Energy Company†«	8,462,500
100,000	Spectra Energy Corporation«	2,377,000
300,000	The Williams Companies Incorporated	6,456,000

		40,569,784

Financials: 5.35%

Consumer Finance: 4.62%
225,000	Visa Incorporated Class A«	17,588,250

Diversified Financial Services: 0.09%
35,000	Hicks Acquisition Company II Incorporated†«	351,400

Real Estate Investment Trust: 0.64%
120,000	Starwood Property Trust Incorporated	2,425,200

Industrials: 0.12%

Building Products: 0.12%
35,000	Ameresco Incorporated Class A†	459,200

Information Technology: 3.77%

IT Services: 3.77%
100,000	Convergys Corporation†	1,132,000
55,000	MasterCard Incorporated	13,203,300

		14,335,300

Telecommunication Services: 4.33%

Diversified Telecommunication Services: 2.41%
150,000	AT&T Incorporated	4,275,000
24,003	Frontier Communications Corporation«	210,746
25,000	Surewest Communications†	200,000
100,000	Verizon Communications Incorporated	3,247,000
100,000	Windstream Corporation«	1,266,000

		9,198,746

Wireless Telecommunication Services: 1.92%
399,995	Shenandoah Telecommunication«(i)	7,299,909

32 Wells Fargo Advantage Specialty Funds	Portfolio of Investments—October 31, 2010
UTILITY AND TELECOMMUNICATIONS FUND

Shares	Security Name	Value
Utilities: 64.41%

Electric Utilities: 27.73%
75,000	American Electric Power Company Incorporated	$2,808,000
150,000	DPL Incorporated	3,915,000
475,000	FirstEnergy Corporation«	17,252,000
375,000	Great Plains Energy Incorporated«	7,136,250
300,000	Hawaiian Electric Industries Incorporated«	6,762,000
100,000	ITC Holdings Corporation«	6,261,000
250,050	Nextera Energy Incorporated	13,762,752
600,000	Northeast Utilities	18,768,000
300,000	NV Energy Incorporated	4,098,000
250,000	Portland General Electric Company	5,225,000
400,000	PPL Corporation	10,760,000
100,000	Red Electrica de Espana	5,023,702
100,000	The Southern Company	3,787,000

		105,558,704

Gas Utilities: 7.84%
250,000	National Fuel Gas Company«	13,795,000
300,000	Sempra Energy«	16,044,000

		29,839,000

Independent Power Producers & Energy Traders: 3.97%
500,000	Constellation Energy Group Incorporated	15,120,000

Multi-Utilities: 22.50%
250,000	CenterPoint Energy Incorporated	4,140,000
1,203,000	CMS Energy Corporation«	22,111,140
275,000	Dominion Resources Incorporated	11,951,500
1,500,000	Hera SpA	3,173,304
348,800	PG&E Corporation	16,679,616
250,000	Public Service Enterprise Group Incorporated	8,087,500
200,000	SCANA Corporation«	8,168,000
190,000	Wisconsin Energy Corporation	11,312,601

		85,623,661

Water Utilities: 2.37%
200,000	American Water Works Company Incorporated	4,776,000
100,000	Aqua America Incorporated«	2,153,000
50,000	Middlesex Water Company	893,000
50,000	Pennichuck Corporation(i)	1,201,000

		9,023,000

Total Common Stocks (Cost $276,676,752)		345,873,063

Warrants: 0.01%

		Expiration Date
Utilities: 0.01%

Independent Power Producers & Energy Traders: 0.01%
30,000	China Hydroelectric Corporation†	01/25/2014	21,600

Total Warrants (Cost $36,000)			21,600

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage Specialty Funds 33
UTILITY AND TELECOMMUNICATIONS FUND

Shares	Security Name	Yield	Value
Preferred Stocks: 4.59%

Utilities: 4.59%

Electric Utilities: 2.26%
11,000	Ameren Ill Company	4.92%	$877,378
76,500	Entergy Arkansas Incorporated†	5.75	1,901,025
165,000	Interstate Power & Light Company	8.38	4,793,250
11,600	Nstar Electric Company†	4.25	957,000
1,000	Union Electric Company	4.56	77,260

			8,605,913

Independent Power Producers & Energy Traders: 1.81%
260,786	Constellation Energy Group	8.63	6,884,750

Multi-Utilities: 0.52%
31,400	Pacific Gas & Electric Company	4.36	650,294
47,500	Scana Corporation«	7.70	1,346,150

			1,996,444

Total Preferred Stocks (Cost $14,679,112)			17,487,107

Short-Term Investments: 21.81%

Investment Companies: 21.81%
18,058,145	Wells Fargo Advantage Money Market Trust(l)(u)	0.19	18,058,145
64,947,170	Wells Fargo Securities Lending Cash Investments LLC(l)(u)(v)	0.25	64,947,170

Total Short-Term Investments (Cost $83,005,315)			83,005,315

Total Investments in Securities (Cost $374,397,179)*	117.28%	446,387,085

Other Assets and Liabilities, Net	(17.28)	(65,769,019)

Total Net Assets	100.00%	$380,618,066

†	Non-income earning securities.

«	All or a portion of this security is on loan.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $374,219,977 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$74,040,106
Gross unrealized depreciation	(1,872,998)

Net unrealized appreciation	$72,167,108
The accompanying notes are an integral part of these financial statements.

34 Wells Fargo Advantage Specialty Funds	Statements of Assets and Liabilities—October 31, 2010

	Health Care	Precious Metals
	Fund	Fund

Assets
Investments
In unaffiliated securities (including securities on loan), at value	$114,101,492	$1,388,415,541

In affiliated securities, at value	31,959,915	124,464,754
Total investments, at value (see cost below)	146,061,407	1,512,880,295
Foreign currency, at value (see cost below)	236,181	1,780,359
Receivable for investments sold	242,938	0
Receivable for Fund shares sold	180,532	22,025,494
Receivable for dividends	73,425	48,205
Receivable for securities lending income	6,756	0
Prepaid expenses and other assets	0	102,914

Total assets	$146,801,239	$1,536,837,267

Liabilities
Payable for investments purchased	388,590	13,903,304
Payable for Fund shares redeemed	617,425	3,021,749
Payable upon receipt of securities loaned	30,349,796	0
Investment advisory fee payable	71,221	582,381
Distribution fees payable	29,888	312,672
Due to other related parties	15,982	350,863
Accrued expenses and other liabilities	126,659	658,096

Total liabilities	31,599,561	18,829,065

Total net assets	$115,201,678	$1,518,008,202

NET ASSETS CONSIST OF
Paid-in capital	$108,768,638	$691,611,900
Undistributed (overdistributed) net investment income (loss)	(6,591)	68,923,581
Accumulated net realized gains (losses) on investments	(13,283,192)	39,426,754
Net unrealized gains on investments	19,722,823	718,045,967

Total net assets	$115,201,678	$1,518,008,202

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$67,434,466	$954,220,491
Shares outstanding — Class A	3,801,103	10,213,665
Net asset value per share — Class A	$17.74	$93.43
Maximum offering price per share — Class A2	$18.82	$99.13
Net assets — Class B	$19,854,427	$82,983,514
Shares outstanding — Class B	1,231,241	959,005
Net asset value per share — Class B	$16.13	$86.53
Net assets — Class C	$23,822,798	$396,590,026
Shares outstanding — Class C	1,478,557	4,619,115
Net asset value per share — Class C	$16.11	$85.86
Net assets — Administrator Class	$4,089,987	$127,078
Shares outstanding — Administrator Class	223,075	1,357
Net asset value per share — Administrator Class	$18.33	$93.65
Net assets — Institutional Class	NA	$84,087,093
Shares outstanding — Institutional Class	NA	897,556
Net asset value per share — Institutional Class	NA	$93.68
Net assets — Investor Class	NA	NA
Shares outstanding — Investor Class	NA	NA
Net asset value per share — Investor Class	NA	NA

Total investments, at cost	$126,340,064	$794,826,851

Securities on loan, at value	$29,307,188	$0

Foreign currency, at cost	$235,905	$1,782,173

1.	Each Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities—October 31, 2010	Wells Fargo Advantage Specialty Funds 35

Specialized	Utility and
Technology	Telecommunications
Fund	Fund

$231,949,832	$363,381,770
70,442,920	83,005,315

302,392,752	446,387,085
32,597	5,749
6,883,862	0
314,622	194,280
101,574	534,234
28,715	8,018
13,424	56,591

$309,767,546	$447,185,957

6,789,667	0
216,007	1,093,100
65,333,864	64,947,170
203,542	152,175
4,550	61,582
29,774	83,387
138,818	230,477

72,716,222	66,567,891

$237,051,324	$380,618,066

$204,856,085	$418,492,061
0	321,287
(13,785,101)	(110,200,021)
45,980,340	72,004,739

$237,051,324	$380,618,066

$147,945,189	$281,500,624
19,102,091	24,006,111
$7.74	$11.73
$8.21	$12.45
$1,887,602	$27,042,451
263,018	2,306,873
$7.18	$11.72
$5,565,747	$64,941,844
777,246	5,539,801
$7.16	$11.72
$108,414	$10,621
14,002	905
$7.74	$11.74
NA	$7,122,526
NA	606,623
NA	$11.74
$81,544,372	NA
10,599,408	NA
$7.69	NA

$256,410,427	$374,397,179

$63,762,227	$63,460,962

$32,588	$5,479

36 Wells Fargo Advantage Specialty Funds	Statements of Operations—For the Year Ended October 31, 2010

	Health Care	Precious Metals
	Fund[1]	Fund[2]

Investment income
Dividends*	$1,889,569	$7,232,624
Income from affiliated securities	4,048	61,684
Securities lending income, net	119,855	0

Total investment income	2,013,472	7,294,308

Expenses
Investment advisory fee	1,118,312	5,787,869
Administration fees
Fund level	111,282	1,009,329
Class A	51,283	641,099
Class B	14,731	59,190
Class C	17,809	275,029
Administrator Class	1,125	13	[4]
Institutional Class	NA	16,576
Investor Class	NA	NA
Custody and accounting fees	34,467	565,044
Shareholder servicing fees
Class A	189,661	1,860,752
Class B	54,220	189,447
Class C	64,836	822,491
Administrator Class	2,812	33	[4]
Investor Class	NA	NA
Distribution fees
Class B	162,659	568,340
Class C	194,508	2,467,472
Professional fees	31,468	82,506
Registration fees	67,658	123,046
Shareholder report expenses	51,830	143,301
Trustees’ fees and expenses	1,812	49,364
Transfer agent fees	399,502	1,153,254
Other fees and expenses	36,942	170,139

Total expenses	2,606,917	15,984,294
Fee waivers and/or expense reimbursements	(43,481)	(443,577)

Net expenses	2,563,436	15,540,717

Net investment income (loss)	(549,964)	(8,246,409)

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) on:
Unaffiliated securities	5,234,549	137,975,640
Forward foreign currency contract transactions	0	41,452
Written options	0	0

Net realized gains from investments	5,234,549	138,017,092

Net change in unrealized gains (losses) on:
Unaffiliated securities	13,845,174	311,505,173
Affiliated securities	0	5,892,718

Net change in unrealized gains (losses) on investments	13,845,174	317,397,891

Net realized and unrealized gains on investments	19,079,723	455,414,983

Net increase in net assets resulting from operations	$18,529,759	$447,168,574

* Net of foreign withholding taxes of	$23,200	$458,494

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Health Care Fund, which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Health Care Fund.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund, which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Precious Metals Fund.

3.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund, which became the accounting and performance survivor in this transaction. The information for the period prior to July 19, 2010 is that of Evergreen Utility and Telecommunications Fund.

4.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Operations—For the Year Ended October 31, 2010	Wells Fargo Advantage Specialty Funds 37

Specialized	Utility and
Technology	Telecommunications
Fund	Fund[3]

$910,810	$15,018,177
21,249	15,779
107,416	232,883

1,039,475	15,266,839

2,175,899	1,938,612

103,614	359,246
354,934	210,307
5,732	20,419
13,394	50,444
16 [4]	3 [4]
NA	1,644
256,697	NA
13,885	94,535

323,354	748,022
5,217	73,858
12,235	192,103
41 [4]	6 [4]
175,532	NA

15,650	221,574
36,707	576,308
35,431	50,884
48,864	83,602
106,899	92,216
10,549	22,962
0	783,101
9,404	75,090

3,704,054	5,594,936
(25)	(164,463)

3,704,029	5,430,473

(2,664,554)	9,836,366

21,675,307	15,791,610
0	0
0	94,830

21,675,307	15,886,440

41,116,263	18,063,899
0	0

41,116,263	18,063,899

62,791,570	33,950,339

$60,127,016	$43,786,705

$10,648	$325,274

38 Wells Fargo Advantage Specialty Funds	Statements of Changes in Net Assets

	Health Care Fund[1]
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Operations
Net investment loss	$(549,964)	$(1,614,653)
Net realized gains (losses) on investments	5,234,549	(16,845,225)
Net change in unrealized gains on investments	13,845,174	23,571,028

Net increase in net assets resulting from operations	18,529,759	5,111,150

Distributions to shareholders from
Net realized gains
Class A	0	0
Class B	0	0
Class C	0	0
Institutional Class	NA	NA

Total distributions to shareholders	0	0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	272,215	4,675,648	734,188	10,372,909
Class B	18,318	286,395	66,288	841,199
Class C	31,646	495,682	115,160	1,493,329
Administrator Class	33,994	601,485	131,658	1,897,659
Institutional Class	NA	NA	NA	NA
Investor Class	NA	NA	NA	NA

		6,059,210		14,605,096

Net asset value of shares issued in reinvestment of distributions
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Institutional Class	NA	NA	NA	NA

		0		0

Automatic conversion of Class B shares to Class A shares
Class A	8,574	139,502	458,353	6,362,490
Class B	(9,366)	(139,502)	(498,224)	(6,362,490)

		0		0

Payment for shares redeemed
Class A	(1,600,428)	(27,382,655)	(2,702,083)	(38,278,955)
Class B	(364,917)	(5,684,687)	(759,307)	(9,781,995)
Class C	(444,695)	(6,906,077)	(1,062,497)	(13,754,622)
Administrator Class	(192,388)	(3,370,161)	(181,217)	(2,693,620)
Institutional Class	NA	NA	NA	NA
Investor Class	NA	NA	NA	NA

		(43,343,580)		(64,509,192)

Net increase (decrease) in net assets resulting from capital share transactions		(37,284,370)		(49,904,096)

Total increase (decrease) in net assets		(18,754,611)		(44,792,496)

Net assets
Beginning of period		133,956,289		178,749,235

End of period		$115,201,678		$133,956,289

Undistributed (overdistributed) net investment loss		$(6,591)		$(5,759)

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Health Care Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Health Care Fund.

2.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Precious Metals Fund.

3.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage Specialty Funds 39

Precious Metals Fund[2]		Specialized Technology Fund
Year Ended	Year Ended	Year Ended	Year Ended
October 31, 2010	October 31, 2009	October 31, 2010	October 31, 2009

$(8,246,409)	$(6,957,527)	$(2,664,554)	$(1,403,291)
138,017,092	(16,995,570)	21,675,307	(22,689,476)
317,397,891	497,550,518	41,116,263	63,628,984

447,168,574	473,597,421	60,127,016	39,536,217

0	(13,576,593)	0	0
0	(2,111,553)	0	0
0	(6,665,246)	0	0
0	(754,933)	NA	NA

0	(23,108,325)	0	0

Shares		Shares		Shares		Shares

3,798,555	302,279,906	3,406,810	183,722,451	3,665,187	24,221,218	5,956,855	27,700,990
43,458	3,154,965	258,095	12,098,139	22,849	145,405	4,801	21,879
988,761	71,591,926	1,329,913	67,071,619	109,467	674,286	127,522	578,114
1,357 [3]	122,474 [3]	NA	NA	14,002 [3]	97,500 [3]	NA	NA
494,840	40,121,137	404,334	21,530,723	NA	NA	NA	NA
NA	NA	NA	NA	1,232,433	8,210,302	1,358,175	6,594,195

	417,270,408		284,422,932		33,348,711		34,895,178

0	0	289,854	10,327,518	0	0	0	0
0	0	46,647	1,561,756	0	0	0	0
0	0	141,485	4,700,143	0	0	0	0
0	0	20,760	738,231	NA	NA	NA	NA

	0		17,327,648		0		0

3,115	234,285	102,070	5,461,599	0	0	0	0
(3,341)	(234,285)	(109,011)	(5,461,599)	0	0	0	0

	0		0		0		0

(2,825,257)	(220,696,606)	(2,877,684)	(153,877,402)	(4,576,710)	(30,203,768)	(8,185,272)	(36,091,859)
(238,447)	(17,309,262)	(342,773)	(16,969,305)	(185,637)	(1,124,725)	(345,010)	(1,437,419)
(958,570)	(68,573,931)	(1,043,298)	(49,912,521)	(168,835)	(1,025,508)	(146,051)	(608,802)
0 [3]	0 [3]	NA	NA	0 [3]	0 [3]	NA	NA
(257,253)	(20,460,632)	(225,117)	(11,618,558)	NA	NA	NA	NA
NA	NA	NA	NA	(1,681,096)	(10,992,495)	(1,332,968)	(6,341,199)

	(327,040,431)		(232,377,786)		(43,346,496)		(44,479,279)

	90,229,977		69,372,794		(9,997,785)		(9,584,101)

	537,398,551		519,861,890		50,129,231		29,952,116

	980,609,651		460,747,761		186,922,093		156,969,977

	$1,518,008,202		$980,609,651		$237,051,324		$186,922,093

	$68,923,581		$(41,840)		$0		$13,997

40 Wells Fargo Advantage Specialty Funds	Statements of Changes in Net Assets

	Utility and Telecommunications Fund[1]
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Operations
Net investment income	$9,836,366	$18,197,727
Net realized gains (losses) on investments	15,886,440	(58,564,040)
Net change in unrealized gains (losses) on investments	18,063,899	63,027,802

Net increase in net assets resulting from operations	43,786,705	22,661,489

Distributions to shareholders from
Net investment income
Class A	(7,266,042)	(13,844,009)
Class B	(498,304)	(1,311,913)
Class C	(1,293,236)	(2,928,200)
Administrator Class	(44)[2]	NA
Institutional Class	(246,342)	(469,233)

Total distributions to shareholders	(9,303,968)	(18,553,355)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	1,920,157	21,838,265	3,902,290	39,465,821
Class B	52,615	599,896	561,807	5,627,844
Class C	732,973	8,422,289	3,089,633	31,473,500
Administrator Class	901 [2]	10,000 [2]	NA	NA
Institutional Class	486,747	5,585,331	923,584	9,481,660

		36,455,781		86,048,825

Net asset value of shares issued in reinvestment of distributions
Class A	540,491	6,139,396	1,175,687	11,684,296
Class B	30,728	349,330	93,223	927,158
Class C	62,162	706,472	160,489	1,595,054
Administrator Class	4 [2]	44 [2]	NA	NA
Institutional Class	20,700	236,053	45,383	451,836

		7,431,295		14,658,344

Automatic conversion of Class B shares to Class A shares
Class A	12,777	143,865	229,544	2,343,222
Class B	(12,777)	(143,865)	(229,616)	(2,343,222)

		0		0

Payment for shares redeemed
Class A	(6,501,199)	(73,626,445)	(5,814,644)	(59,360,462)
Class B	(643,136)	(7,278,328)	(836,094)	(8,536,445)
Class C	(2,734,181)	(30,926,291)	(2,708,725)	(27,422,221)
Institutional Class	(753,525)	(8,601,349)	(950,986)	(9,464,089)

		(120,432,413)		(104,783,217)

Net decrease in net assets resulting from capital share transactions		(76,545,337)		(4,076,048)

Total increase (decrease) in net assets		(42,062,600)		32,086

Net assets
Beginning of period		422,680,666		422,648,580

End of period		$380,618,066		$422,680,666

Undistributed net investment income		$321,287		$567,073

1.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund, which became the accounting and performance survivor in this transaction. The information for the periods prior to July 19, 2010 are those of Evergreen Utility and Telecommunications Fund.

2.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

42 Wells Fargo Advantage Specialty Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Loss	on Investments	Income	Realized Gains

Health Care Fund[5]

Class A
November 1, 2009 to October 31, 2010	$15.40	(0.03)[3]	2.37	0.00	0.00
November 1, 2008 to October 31, 2009	$14.59	(0.11)[3]	0.92	0.00	0.00
November 1, 2007 to October 31, 2008	$23.09	(0.13)[3]	(6.58)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$20.93	(0.09)	2.86	0.00	(0.61)
November 1, 2005 to October 31, 2006	$19.38	(0.12)[3]	2.80	0.00	(1.13)

Class B
November 1, 2009 to October 31, 2010	$14.10	(0.14)[3]	2.17	0.00	0.00
November 1, 2008 to October 31, 2009	$13.46	(0.20)[3]	0.84	0.00	0.00
November 1, 2007 to October 31, 2008	$21.60	(0.26)	(6.09)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$19.76	(0.31)	2.76	0.00	(0.61)
November 1, 2005 to October 31, 2006	$18.47	(0.26)	2.68	0.00	(1.13)

Class C
November 1, 2009 to October 31, 2010	$14.09	(0.14)[3]	2.16	0.00	0.00
November 1, 2008 to October 31, 2009	$13.45	(0.20)[3]	0.84	0.00	0.00
November 1, 2007 to October 31, 2008	$21.58	(0.25)	(6.09)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$19.74	(0.26)	2.71	0.00	(0.61)
November 1, 2005 to October 31, 2006	$18.46	(0.23)	2.64	0.00	(1.13)

Administrator Class
November 1, 2009 to October 31, 2010	$15.88	0.01 [3]	2.44	0.00	0.00
November 1, 2008 to October 31, 2009	$15.00	(0.08)[3]	0.96	0.00	0.00
November 1, 2007 to October 31, 2008	$23.64	(0.08)[3]	(6.77)	0.00	(1.79)
November 1, 2006 to October 31, 2007	$21.36	(0.02)[3]	2.91	0.00	(0.61)
November 1, 2005 to October 31, 2006	$19.70	(0.07)[3]	2.86	0.00	(1.13)

Precious Metals Fund[6]

Class A
November 1, 2009 to October 31, 2010	$64.40	(0.35)[3]	29.38	0.00	0.00
November 1, 2008 to October 31, 2009	$33.15	(0.33)[3]	33.23	0.00	(1.65)
November 1, 2007 to October 31, 2008	$76.98	(0.14)[3]	(38.79)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$56.05	(0.15)[3]	24.35	(0.42)	(2.85)
November 1, 2005 to October 31, 2006	$36.01	(0.11)[3]	20.47	(0.32)	0.00

Class B
November 1, 2009 to October 31, 2010	$60.10	(0.86)[3]	27.29	0.00	0.00
November 1, 2008 to October 31, 2009	$31.25	(0.68)[3]	31.18	0.00	(1.65)
November 1, 2007 to October 31, 2008	$73.39	(0.60)[3]	(36.64)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$53.61	(0.55)[3]	23.24	(0.06)	(2.85)
November 1, 2005 to October 31, 2006	$34.48	(0.46)[3]	19.66	(0.07)	0.00

Class C
November 1, 2009 to October 31, 2010	$59.63	(0.86)[3]	27.09	0.00	0.00
November 1, 2008 to October 31, 2009	$31.02	(0.68)[3]	30.94	0.00	(1.65)
November 1, 2007 to October 31, 2008	$72.90	(0.60)[3]	(36.38)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$53.31	(0.55)[3]	23.09	(0.10)	(2.85)
November 1, 2005 to October 31, 2006	$34.30	(0.45)[3]	19.55	(0.09)	0.00

1.	Total return calculations do not include any sales charges, and would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

2.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

3.	Calculated based upon average shares outstanding.

4.	Commencement of class operation.

5.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Health Care Fund, which became the accounting and performance survivor in this transaction. The finiancial highights for the periods prior to July 19, 2010 are those of Evergreen Health Care Fund.

6.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Precious Metals Fund, which became the accounting and performance survivor in this transaction. The finiancial highights for the periods prior to July 19, 2010 are those of Evergreen Precious Metals Fund.

7.	After the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Utility and Telecommunications Fund, which became the accounting and performance survivor in this transaction. The finiancial highights for the periods prior to July 19, 2010 are those of Evergreen Utility and Telecommunications Fund.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialty Funds 43

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$17.74	(0.16)%	1.77%	1.73%	15.19%	42%	$67,434
$15.40	(0.81)%	1.81%	1.81%	5.55%	49%	$78,860
$14.59	(0.68)%	1.68%	1.66%	(31.30)%	47%	$96,713
$23.09	(0.41)%	1.66%	1.64%	13.57%	71%	$161,559
$20.93	(0.63)%	1.70%	1.69%	14.46%	41%	$148,460

$16.13	(0.91)%	2.52%	2.48%	14.40%	42%	$19,854
$14.10	(1.56)%	2.57%	2.57%	4.75%	49%	$22,384
$13.46	(1.43)%	2.40%	2.40%	(31.83)%	47%	$37,393
$21.60	(1.12)%	2.35%	2.35%	12.73%	71%	$88,967
$19.76	(1.32)%	2.40%	2.39%	13.72%	41%	$97,682

$16.11	(0.90)%	2.52%	2.48%	14.34%	42%	$23,823
$14.09	(1.56)%	2.56%	2.56%	4.76%	49%	$26,656
$13.45	(1.43)%	2.40%	2.40%	(31.81)%	47%	$38,178
$21.58	(1.12)%	2.35%	2.35%	12.74%	71%	$66,280
$19.74	(1.33)%	2.40%	2.39%	13.67%	41%	$65,655

$18.33	0.04%	1.54%	1.49%	15.43%	42%	$4,090
$15.88	(0.56)%	1.56%	1.56%	5.87%	49%	$6,057
$15.00	(0.43)%	1.41%	1.41%	(31.15)%	47%	$6,466
$23.64	(0.11)%	1.35%	1.35%	13.86%	71%	$9,535
$21.36	(0.33)%	1.40%	1.39%	14.80%	41%	$14,210

$93.43	(0.45)%	1.09%	1.05%	45.10%	14%	$954,220
$64.40	(0.62)%	1.08%	1.08%	103.24%	14%	$594,910
$33.15	(0.21)%	1.07%	1.05%	(53.66)%	19%	$275,695
$76.98	(0.26)%	1.12%	1.10%	44.99%	37%	$587,874
$56.05	(0.22)%	1.16%	1.14%	56.86%	23%	$413,685

$86.53	(1.19)%	1.83%	1.80%	44.00%	14%	$82,984
$60.10	(1.37)%	1.83%	1.83%	101.77%	14%	$69,553
$31.25	(0.97)%	1.80%	1.80%	(54.00)%	19%	$40,766
$73.39	(0.98)%	1.82%	1.82%	43.96%	37%	$99,221
$53.61	(0.93)%	1.86%	1.84%	55.78%	23%	$73,208

$85.86	(1.19)%	1.84%	1.80%	44.01%	14%	$396,590
$59.63	(1.37)%	1.83%	1.83%	101.75%	14%	$273,636
$31.02	(0.97)%	1.80%	1.80%	(54.01)%	19%	$129,074
$72.90	(0.98)%	1.82%	1.82%	43.95%	37%	$323,495
$53.31	(0.92)%	1.86%	1.84%	55.79%	23%	$208,445

44 Wells Fargo Advantage Specialty Funds	Financial Highlights

	Beginning		Net Realized	Distributions
	Net Asset	Net	and Unrealized	from Net	Distributions
	Value Per	Investment	Gains (Losses)	Investment	from Net
	Share	Income (Loss)	on Investments	Income	Realized Gains

Precious Metals Fund[6] (continued)

Administrator Class
July 30, 20104 to October 31, 2010	$77.73	(0.12)[3]	16.04	0.00	0.00

Institutional Class
November 1, 2009 to October 31, 2010	$64.41	(0.14)[3]	29.41	0.00	0.00
November 1, 2008 to October 31, 2009	$33.07	(0.20)[3]	33.19	0.00	(1.65)
November 1, 2007 to October 31, 2008	$76.63	0.03 [3]	(38.69)	0.00	(4.90)
November 1, 2006 to October 31, 2007	$55.78	0.01 [3]	24.24	(0.55)	(2.85)
November 1, 2005 to October 31, 2006	$35.82	0.04 [3]	20.33	(0.41)	0.00

Specialized Technology Fund

Class A
November 1, 2009 to October 31, 2010	$5.81	(0.08)	2.01	0.00	0.00
November 1, 2008 to October 31, 2009	$4.52	(0.04)[3]	1.33	0.00	0.00
November 1, 2007 to October 31, 2008	$7.83	(0.04)[3]	(3.27)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.45	(0.07)[3]	2.45	0.00	0.00
November 1, 2005 to October 31, 2006	$5.20	(0.07)	0.32	0.00	0.00

Class B
November 1, 2009 to October 31, 2010	$5.42	(0.12)[3]	1.88	0.00	0.00
November 1, 2008 to October 31, 2009	$4.25	(0.07)[3]	1.24	0.00	0.00
November 1, 2007 to October 31, 2008	$7.42	(0.08)[3]	(3.09)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.20	(0.10)[3]	2.32	0.00	0.00
November 1, 2005 to October 31, 2006	$5.00	(0.14)	0.34	0.00	0.00

Class C
November 1, 2009 to October 31, 2010	$5.41	(0.12)[3]	1.87	0.00	0.00
November 1, 2008 to October 31, 2009	$4.24	(0.07)[3]	1.24	0.00	0.00
November 1, 2007 to October 31, 2008	$7.40	(0.08)[3]	(3.08)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.19	(0.11)[3]	2.32	0.00	0.00
November 1, 2005 to October 31, 2006	$4.99	(0.12)	0.32	0.00	0.00

Administrator Class
July 30, 20104 to October 31, 2010	$6.63	(0.02)[3]	1.13	0.00	0.00

Investor Class
November 1, 2009 to October 31, 2010	$5.78	(0.09)[3]	2.00	0.00	0.00
November 1, 2008 to October 31, 2009	$4.50	(0.05)[3]	1.33	0.00	0.00
November 1, 2007 to October 31, 2008	$7.79	(0.05)[3]	(3.24)	0.00	0.00
November 1, 2006 to October 31, 2007	$5.44	(0.07)[3]	2.42	0.00	0.00
November 1, 2005 to October 31, 2006	$5.20	(0.08)	0.32	0.00	0.00

Utility and Telecommunications Fund[7]

Class A
November 1, 2009 to October 31, 2010	$10.77	0.29	0.94	(0.27)	0.00
November 1, 2008 to October 31, 2009	$10.67	0.48	0.11	(0.49)	0.00
November 1, 2007 to October 31, 2008	$16.69	1.06	(6.17)	(0.91)	0.00
November 1, 2006 to October 31, 2007	$13.63	0.75	3.23	(0.92)	0.00
November 1, 2005 to October 31, 2006	$12.03	1.15 [3]	1.35	(0.90)	0.00

Class B
November 1, 2009 to October 31, 2010	$10.77	0.21 [3]	0.93	(0.19)	0.00
November 1, 2008 to October 31, 2009	$10.67	0.40 [3]	0.11	(0.41)	0.00
November 1, 2007 to October 31, 2008	$16.69	0.89 [3]	(6.11)	(0.80)	0.00
November 1, 2006 to October 31, 2007	$13.63	0.69	3.16	(0.79)	0.00
November 1, 2005 to October 31, 2006	$12.03	1.09 [3]	1.32	(0.81)	0.00
Please see footnotes on page 42.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialty Funds 45

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income (Loss)	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$93.65	(0.54)%	1.06%	0.95%	20.48%	14%	$127

$93.68	(0.18)%	0.78%	0.78%	45.47%	14%	$84,087
$64.41	(0.37)%	0.82%	0.82%	103.78%	14%	$42,511
$33.07	0.04%	0.82%	0.82%	(53.54)%	19%	$15,213
$76.63	0.02%	0.82%	0.82%	45.40%	37%	$8,293
$55.78	0.09%	0.86%	0.84%	57.30%	23%	$5,910

$7.74	(1.23)%	1.73%	1.73%	33.22%	164%	$147,945
$5.81	(0.84)%	1.85%	1.75%	28.54%	144%	$116,272
$4.52	(0.62)%	1.81%	1.75%	(42.27)%	191%	$100,523
$7.83	(1.05)%	1.79%	1.75%	43.67%	178%	$163,333
$5.45	(1.13)%	1.83%	1.75%	4.81%	279%	$110,207

$7.18	(1.97)%	2.48%	2.48%	32.47%	164%	$1,888
$5.42	(1.54)%	2.60%	2.50%	27.53%	144%	$2,310
$4.25	(1.33)%	2.55%	2.50%	(42.72)%	191%	$3,254
$7.42	(1.79)%	2.54%	2.50%	42.69%	178%	$16,366
$5.20	(1.89)%	2.58%	2.50%	4.00%	279%	$23,903

$7.16	(1.98)%	2.48%	2.48%	32.35%	164%	$5,566
$5.41	(1.60)%	2.60%	2.50%	27.59%	144%	$4,527
$4.24	(1.38)%	2.54%	2.50%	(42.70)%	191%	$3,626
$7.40	(1.81)%	2.54%	2.50%	42.58%	178%	$6,907
$5.19	(1.88)%	2.58%	2.50%	4.01%	279%	$5,173

$7.74	(0.97)%	1.58%	1.50%	16.74%	164%	$108

$7.69	(1.32)%	1.82%	1.82%	33.04%	164%	$81,544
$5.78	(0.96)%	1.96%	1.86%	28.44%	144%	$63,814
$4.50	(0.77)%	1.96%	1.90%	(42.23)%	191%	$49,567
$7.79	(1.20)%	1.96%	1.90%	43.20%	178%	$92,530
$5.44	(1.30)%	2.00%	1.90%	4.62%	279%	$79,827

$11.73	2.56%	1.16%	1.12%	11.55%	51%	$281,501
$10.77	4.66%	1.13%	1.13%	5.77%	109%	$301,953
$10.67	7.05%	1.09%	1.07%	(31.70)%	153%	$304,608
$16.69	5.12%	1.09%	1.04%	29.97%	75%	$507,539
$13.63	9.05%	1.20%	1.11%	21.67%	121%	$329,166

$11.72	1.82%	1.91%	1.87%	10.64%	51%	$27,042
$10.77	3.92%	1.88%	1.88%	4.97%	109%	$31,007
$10.67	6.02%	1.81%	1.81%	(32.18)%	153%	$35,106
$16.69	4.32%	1.79%	1.79%	28.91%	75%	$77,683
$13.63	8.60%	1.90%	1.86%	20.85%	121%	$69,496

46 Wells Fargo Advantage Specialty Funds	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net
	Value Per	Investment		Gains (Losses)	Investment
	Share	Income		on Investments	Income

Utility and Telecommunications Fund[7] (continued)

Class C
November 1, 2009 to October 31, 2010	$10.77	0.21	[3]	0.93	(0.19)
November 1, 2008 to October 31, 2009	$10.67	0.40		0.11	(0.41)
November 1, 2007 to October 31, 2008	$16.69	0.95		(6.17)	(0.80)
November 1, 2006 to October 31, 2007	$13.63	0.67	[3]	3.19	(0.80)
November 1, 2005 to October 31, 2006	$12.04	1.00	[3]	1.41	(0.82)

Administrator Class
July 30, 20104 to October 31, 2010	$11.10	0.06		0.63	(0.05)

Institutional Class
November 1, 2009 to October 31, 2010	$10.78	0.31	[3]	0.95	(0.30)
November 1, 2008 to October 31, 2009	$10.69	0.51		0.09	(0.51)
November 1, 2007 to October 31, 2008	$16.72	1.14	[3]	(6.23)	(0.94)
November 1, 2006 to October 31, 2007	$13.65	0.78		3.24	(0.95)
November 1, 2005 to October 31, 2006	$12.04	1.26	[3]	1.28	(0.93)
Please see footnotes on page 42.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage Specialty Funds 47

Ending
Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
Share	Income	Expenses	Expenses	Return[1]	Rate[2]	(000’s omitted)

$11.72	1.83%	1.91%	1.87%	10.62%	51%	$64,942
$10.77	3.86%	1.88%	1.88%	5.06%	109%	$80,526
$10.67	6.36%	1.82%	1.82%	(32.25)%	153%	$74,008
$16.69	4.33%	1.79%	1.79%	28.99%	75%	$123,039
$13.63	7.92%	1.90%	1.86%	20.77%	121%	$45,765

$11.74	2.23%	1.14%	0.95%	6.22%	51%	$11

$11.74	2.73%	0.86%	0.84%	11.75%	51%	$7,123
$10.78	4.88%	0.89%	0.89%	6.03%	109%	$9,196
$10.69	7.92%	0.83%	0.83%	(31.55)%	153%	$8,927
$16.72	5.31%	0.79%	0.79%	30.24%	75%	$3,677
$13.65	9.98%	0.90%	0.86%	22.09%	121%	$2,606

48 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Health Care Fund (“Health Care Fund”), Wells Fargo Advantage Precious Metals Fund (“Precious Metals Fund”), Wells Fargo Advantage Specialized Technology Fund (“Specialized Technology Fund” ) and Wells Fargo Advantage Utility and Telecommunications Fund (“Utility and Telecommunications Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a non-diversified series of the Trust.
After the close of business on July 16, 2010, the net assets of various Evergreen Funds were acquired by various Wells Fargo Advantage Funds, which were created to receive the assets of the respective Evergreen Fund, in an exchange for shares of the Wells Fargo Advantage Fund. As the various Evergreen Funds contributed all of the net assets and shareholders to the newly created Wells Fargo Advantage Fund, the accounting and performance history of the Evergreen Fund has been carried forward in the financial statements contained herein.

Wells Fargo Advantage Fund	Acquired Evergreen Fund

Health Care Fund	Evergreen Health Care Fund
Precious Metals Fund	Evergreen Precious Metals Fund
Utility and Telecommunications Fund	Evergreen Utility and Telecommunications Fund
Class A, Class B, Class C, and Class I shares of Evergreen Health Care Fund received Class A, Class B, Class C, and Administrator Class shares, respectively, of Health Care Fund in the reorganization.
Class A, Class B, Class C, and Class I shares of Evergreen Precious Metals Fund received Class A, Class B, Class C, and Institutional Class shares, respectively, of Precious Metals Fund in the reorganization.
Class A, Class B, Class C, and Class I shares of Evergreen Utility and Telecommunications Fund received Class A, Class B, Class C, and Institutional Class shares, respectively, of Utility and Telecommunications Fund in the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Funds should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Investments in securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities, including U.S. Government obligations, but excluding debt securities maturing in 60 days or less, the price will be deemed “stale” and the valuations will be determined in accordance with the Funds’ Fair Valuation Procedures.
Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.
Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign investments are traded but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of the investments, then those investments are fair valued following procedures approved by

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 49
the Board of Trustees. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or latest quoted bid price.
Debt securities of sufficient credit quality with original maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Funds to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Funds are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gain from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
Certain Funds may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Funds may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. A Fund continues to receive interest or dividends on the securities loaned. A Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, a Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Funds lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by

50 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.
Prior to April 1, 2010, Wells Fargo Bank, N.A. acted as the securities lending agent for the Specialized Technology Fund and was entitled to receive for its services 25% of the revenues earned on the securities lending activities. For the year ended October 31, 2010, Wells Fargo Bank, N.A. waived its share of revenues earned on securities lending activities. Such waivers by Wells Fargo Bank, N.A. had the impact of increasing securities lending income on the Statements of Operations. The value of the securities on loan and the liability to return the collateral are shown on the Statements of Assets and Liabilities.
In a securities lending transaction, the net asset value of a Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of instruments in which cash collateral is invested. The amount of securities lending activity undertaken by a Fund fluctuates from time to time. After the occurrence of a default or impairment of structured investment vehicles purchased in a joint account by the Specialized Technology Fund’s former securities lending agent, as the various participating funds’ lending activity fluctuated, their ratable interest in the joint account, including their ratable exposure to the defaulted or impaired structured investment vehicles fluctuated depending on the relative activity of each participating fund. In order to eliminate the fluctuation of the various funds’ ratable exposure to the defaulted or impaired structured investment vehicles, the adviser to the funds recommended to the Board of Trustees, and the Board of Trustees approved, actions designed to fix the allocation of percentage ownership in defaulted or impaired structured investment vehicles among all funds participating in securities lending (“side pocketing”) based on each fund’s percentage ownership of the total cash collateral investment joint account as of the date the fixed allocation is implemented. Accordingly, on February 13, 2009 a side pocketing occurred, which fixed each fund’s ownership of defaulted or impaired structured investment vehicle in the joint account based on each such fund’s percentage ownership of the joint account as of such date.
Options
Certain Funds may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options, which expire unexercised, are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund may also purchase call or put options. The premium is included in the Statements of Assets and Liabilities as an investment which is subsequently adjusted to the current market value of the option. Premiums paid for purchased options which expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options which are exercised or closed are added to the amount paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.
Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 51
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.
Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Undistributed	Accumulated Net
	(Overdistributed) Net	Realized Gains (Losses)
	Investment Income (Loss)	on Investments	Paid-in Capital

Health Care Fund	$549,132	$(9,595)	$(539,537)
Precious Metals Fund	77,211,830	(77,211,828)	(2)
Specialized Technology Fund	2,650,557	4,672	(2,655,229)
Utility and Telecommunications Fund	(778,184)	68,576,850	(67,798,666)
Federal and other taxes
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
At October 31, 2010, estimated net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Expiration
	2016	2017

Health Care Fund	$0	$12,357,116
Specialized Technology Fund	0	12,013,536
Utility and Telecommunications Fund	55,609,707	54,767,517
Class allocations
The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

52 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
At of October 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

		Significant Other	Significant
	Quoted Price	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Health Care Fund
Equity securities
Common stocks	$113,877,674	$0	$0	$113,877,674
Warrants	0	0	223,818	223,818
Short-term investments
Investment companies	1,610,119	30,349,796	0	31,959,915

Total	$115,487,793	$30,349,796	$223,818	$146,061,407

Precious Metals Fund
Equity securities
Common stocks	$1,362,152,391 *	$0	$0	$1,362,152,391
Private placement	0	40,379,760	0	40,379,760
Warrants	0	2,908,840	0	2,908,840
Investment companies	23,354,310	0	0	23,354,310
Short-term investments
Investment companies	84,084,994	0	0	84,084,994

Total	$1,469,591,695	$43,288,600	$0	$1,512,880,295

Specialized Technology Fund
Equity securities
Common stocks	$224,613,121	$0	$38,607	$224,651,728
Investment companies	6,257,151	0	0	6,257,151
Short-term investments
Corporate bonds & notes	0	0	1,040,953	1,040,953
Investment companies	5,813,189	64,629,731	0	70,442,920

Total	$236,683,461	$64,629,731	$1,079,560	$302,392,752

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 53

		Significant Other	Significant
	Quoted Price	Observable Inputs	Unobservable Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Utility and Telecommunications Fund
Equity securities
Common stocks	$345,873,063	$0	$0	$345,873,063
Preferred stocks	16,609,729	877,378	0	17,487,107
Warrants	0	21,600	0	21,600
Short-term investments
Investment companies	18,058,145	64,947,170	0	83,005,315

Total	$380,540,937	$65,846,148	$0	$446,387,085

*	Transfers in and transfers out are recognized at the end of the reporting period. Foreign securities valued in the amount of $217,048,561 was transferred out of Level 2 and into Level 1 since adjustments to prices of foreign securities due to movements against a specified benchmark were not necessary at October 31, 2010.
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Health Care	Precious
	Fund	Metals Fund	Specialized Technology Fund
				Corporate
			Common	bonds &
	Warrants	Warrants	stocks	notes

Balance as of October 31, 2009	$419,937	$357,471	$0	$957,208
Realized gain (loss)	0	0	(589,691)	(20,125)
Change in unrealized gains (losses)	(196,119)	244,529	(4,139)	366,083
Net purchases (sales)	0	0	632,437	(262,213)
Transfer in (out) of Level 3	0	(602,000)	0	0
Balance as of October 31, 2010	$223,818	$0	$38,607	$1,040,953

Change in unrealized gains (losses) relating to securities held at the end of reporting period	$(196,119)	$0	$(4,139)	$197,975
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-advisers, who are responsible for day-to-day portfolio management of the Funds.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee which is calculated based on the average daily net assets of each Fund as follows:

							Effective rate for
	Effective July 19, 2010		Prior to July 19, 2010				Year ended
	starting at	declining to	starting at		declining to		October 31, 2010

Health Care Fund	0.80%	0.65%	0.90	%*	0.70	%*	0.87%
Precious Metals Fund	0.60%	0.45%	0.66	%*	0.41	%*	0.48%
Specialized Technology Fund	1.05%	0.90%	1.05%		0.90%		1.05%
Utility and Telecommunications Fund	0.60%	0.45%	0.42	%*	0.35	%*	0.47%

*	Prior to July 19, 2010, the predecessor Evergreen fund paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management.

54 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management to the Funds. Funds Management has engaged Wells Capital Management, an affiliate of Funds Management, Crow Point Partners, LLC and RCM Capital Management LLC to serve as investment sub-advisers of the Funds. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. The investment sub-advisers are each paid an annual investment sub-advisory fee which is calculated based on the average daily net assets of each Fund as follows:

		Annual investment sub-advisory fee
	Investment sub-adviser	starting at	declining to

Health Care Fund	Wells Capital Management	0.40%	0.35%
Precious Metals Fund	Wells Capital Management	0.40%	0.35%
Specialized Technology Fund	RCM Capital Management, LLC	1.00%	0.55%
Utility and Telecommunications Fund	Crow Point Partners, LLC*	0.20%	0.10%

*	Crow Point Partners, LLC was also the investment sub-advisor to the predecessor fund and was paid at the same rates.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05%
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B, Class C	All asset levels	0.26 *
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Investor Class	All asset levels	0.33 **

*	Prior to July 9, 2010, the class-level administration fee for Class A, Class B and Class C shares of Specialized Technology Fund was 0.28%.

**	Prior to July 9, 2010, the class-level administration fee for Investor Class shares of Specialized Technology Fund was 0.38%.
Prior to July 19, 2010, the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund each paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 19, 2010, the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund paid Evergreen Service Company, LLC, an affiliate of EIMC and subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 55
Class B and Class C shares. Prior to July 19, 2010, Class B and Class C shares of the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.
For the year ended October 31, 2010, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class A	Class B	Class C

Health Care Fund	$6,153	$219	$38,377	$555
Precious Metals Fund	298,780	50,406	130,580	66,143
Specialized Technology Fund	43,001	0	1,792	164
Utility and Telecommunications Fund	22,239	877	68,010	18,629
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 19, 2010, Class A, Class B and Class C shares of the predecessor funds of Health Care Fund, Precious Metals Fund and Utility and Telecommunications Fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class.
A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.
5. INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, exclusive of short-term securities (securities with maturities of one year or less at purchase date) and U.S. Government obligations, for the year ended October 31, 2010, were as follows:

	Purchases at Cost	Sales Proceeds

Health Care Fund	$52,530,042	$87,471,848
Precious Metals Fund	175,292,876	159,201,683
Specialized Technology Fund	321,253,362	327,946,968
Utility and Telecommunications Fund	200,159,580	273,669,191
6. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2010, the Precious Metals Fund entered into forward foreign currency contracts for hedging purposes.
As of October 31, 2010, the Precious Metals Fund did not have any open forward foreign currency contracts but had average market values of $62,890 and $162,197 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2010.
During the year ended October 31, 2010, the Utility and Telecommunications Fund entered into written options for hedging purposes in order to reduce market exposure. During the year ended October 31, 2010, Utility and Telecommunications Fund had written option activities as follows:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2009	0	$0
Options written	1,600	100,934
Options expired	(378)	(16,410)
Options exercised	(1,222)	(84,524)

Options outstanding at October 31, 2010	0	$0
As of October 31, 2010, Utility and Telecommunications Fund did not have any open written options but had an average premiums received on written options in the amount of $2,985 during the year ended October 31, 2010.

56 Wells Fargo Advantage Specialty Funds	Notes to Financial Statements
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
7. AFFILIATED COMPANY
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. During the year ended ended October 31, 2010, Precious Metals Fund invested in a wholly-owned subsidiary. A summary of the transactions with the affiliate for the year ended October 31, 2010 was as follows:

				Amount of
				Equity in
	Beginning	Shares	Shares	Net Profit	Value,
Affiliate	Shares	Purchased	Sold	and Loss	End of Period

Wells Fargo Special Investments (Cayman) SPC	10,082	6,253	0	$13,412,438	$40,379,760
8. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Funds pay an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the annual commitment fee paid by the Funds was 0.15% of the unused balance.
For the year ended October 31, 2010, there were no borrowings by the Funds under the agreement.
9. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended October 31, 2010, and October 31, 2009, were as follows:

	Ordinary Income		Long-Term Capital Gain
	2010	2009	2010	2009

Precious Metals Fund	$0	$0	$0	$23,108,325
Utility and Telecommunications Fund	9,303,968	18,553,355	0	0
As of October 31, 2010, the components of distributable earnings on a tax basis are shown on the table below.

	Undistributed	Undistributed	Unrealized
	Ordinary	Long-Term	Gains	Capital Loss
	Income	Gain	(Losses)	Carryforward

Health Care Fund	$0	$0	$18,796,747	$(12,357,116)
Precious Metals Fund	68,955,348	114,058,034	643,407,259	0
Specialized Technology Fund	0	0	44,208,775	(12,013,536)
Utility and Telecommunications Fund	336,219	0	72,181,941	(110,377,224)
10. CONCENTRATION RISK
Each Fund may invest a substantial portion of its assets in an industry, sector or foreign country and, therefore, may be more affected by changes in that industry, sector or foreign country than would be a comparable mutual fund that is not heavily weighted in any industry, sector or foreign country.
11. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

Notes to Financial Statements	Wells Fargo Advantage Specialty Funds 57
12. SUBSEQUENT DISTRIBUTIONS
On December 10, 2010, the Precious Metals Fund declared distributions from long-term capital gains to shareholders of record on December 9, 2010. The per share amounts payable on December 13, 2010 were as follows:

Long-term capital gains
Class A	$6.75840
Class B	$6.75840
Class C	$6.75840
Administrator Class	$6.75840
Institutional Class	$6.75840
On December 16, 2010, the Funds declared distributions from net investment income to shareholders of record on December 15, 2010. The per share amounts payable on December 17, 2010 were as follows:

		Utility and
	Precious Metals	Telecommunications
	Fund	Fund

Net investment income
Class A	$4.06386	$0.08875
Class B	$3.13502	$0.06267
Class C	$3.21552	$0.06164
Administrator Class	$4.29570	$0.09483
Institutional Class	$4.28239	$0.08755
These distributions are not reflected in the accompanying financial statements.

58 Wells Fargo Advantage Specialty Funds	Report of Independent Registered Public Accounting Firm
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Health Care Fund, Wells Fargo Advantage Precious Metals Fund, Wells Fargo Advantage Specialized Technology Fund, and Wells Fargo Advantage Utility & Telecommunications Fund, four of the funds constituting the Wells Fargo Funds Trust (collectively the “Funds”), as of October 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of October 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2010

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 59
PROXY VOTING INFORMATION
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ Web site at www.wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 29, 2010, a Special Meeting of Shareholders for the Evergreen Health Care Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Health Care Fund into Wells Fargo Advantage Health Care Fund, a new series of Wells Fargo Trust, a Delaware statutory trust:

Net assets voted “For”	$61,923,571
Net assets voted “Against”	$2,645,988
Net assets voted “Abstain”	$5,355,473
On July 2, 2010, a Special Meeting of Shareholders for the Evergreen Precious Metals Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Precious Metals Fund into Wells Fargo Advantage Precious Metals Fund, a new series of Wells Fargo Trust, a Delaware statutory trust:

Net assets voted “For”	$476,072,345
Net assets voted “Against”	$38,835,822
Net assets voted “Abstain”	$40,927,344
On June 21, 2010, a Special Meeting of Shareholders for the Evergreen Utility and Telecommunications Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen Utility and Telecommunications Fund into Wells Fargo Advantage Utility and Telecommunications Fund, a new series of Wells Fargo Trust, a Delaware statutory trust:

Net assets voted “For”	$4,201,519,207
Net assets voted “Against”	$13,101,870
Net assets voted “Abstain”	$12,451,911
TAX INFORMATION
Pursuant to Section 854(b)(2) of the Internal Revenue Code, the Funds designates the following a percentage of their ordinary income dividends distributed during the year ended October 31, 2010, as qualifying for the corporate dividends-received deduction.

Dividend-Received
Deduction (% of
ordinary income
dividends)

Utility and Telecommunications Fund	98.82%

60 Wells Fargo Advantage Specialty Funds	Other Information (Unaudited)
Pursuant to Section 1(h)(11) of the Internal Revenue Code, the Funds designate the following amounts of their income dividends paid during the year ended October 31, 2010, as qualified dividend income (QDI):

QDI

Precious Metals Fund	$38,139
Utility and Telecommunications Fund	9,244,371
Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid for the year ended October 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Portion of Ordinary
	Income Distribution
	derived from Foreign	Creditable Foreign
*	Source Income	Taxes Paid

Precious Metals Fund	$7,069,135	$458,354
Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.
The figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January 2011, shareholders, excluding corporate shareholders, will receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 61
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for each Fund are publicly available on the Funds’ Web site (wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for each Fund is publicly available on the Funds’ Web site on a monthly, seven-day or more delayed basis. Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of each Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director, Diversapack Co. (Packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

62 Wells Fargo Advantage Specialty Funds	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania Since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage Specialty Funds 63

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Funds’ Web site at www.wellsfargo.com/advantagefunds.

64 Wells Fargo Advantage Specialty Funds	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.

ABAG	—	Association of Bay Area Governments
ADR	—	American Depositary Receipt
ADS	—	American Depository Shares
AMBAC	—	American Municipal Bond Assurance Corporation
AMT	—	Alternative Minimum Tax
ARM	—	Adjustable Rate Mortgages
AUD	—	Australian Dollar
BART	—	Bay Area Rapid Transit
BRL	—	Brazil Real
CAD	—	Canadian Dollar
CDA	—	Community Development Authority
CDO	—	Collateralized Debt Obligation
CDSC	—	Contingent Deferred Sales Charge
CGIC	—	Capital Guaranty Insurance Company
CGY	—	Capital Guaranty Corporation
CHF	—	Swiss Franc
CIFG	—	CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP	—	Certificate of Participation
CP	—	Commercial Paper
CTF	—	Common Trust Fund
DEM	—	Deutsche Mark
DKK	—	Danish Krone
DW&P	—	Department of Water & Power
DWR	—	Department of Water Resources
ECFA	—	Educational & Cultural Facilities Authority
EDFA	—	Economic Development Finance Authority
ETET	—	Eagle Tax-Exempt Trust
ETF	—	Exchange-Traded Fund
EUR	—	Euro
FFCB	—	Federal Farm Credit Bank
FGIC	—	Financial Guaranty Insurance Corporation
FHA	—	Federal Housing Authority
FHAG	—	Federal Housing Agency
FHLB	—	Federal Home Loan Bank
FHLMC	—	Federal Home Loan Mortgage Corporation
FNMA	—	Federal National Mortgage Association
FRF	—	French Franc
FSA	—	Farm Service Agency
GBP	—	Great British Pound
GDR	—	Global Depositary Receipt
GNMA	—	Government National Mortgage Association
GO	—	General Obligation
HCFR	—	Healthcare Facilities Revenue
HEFA	—	Health & Educational Facilities Authority
HEFAR	—	Higher Education Facilities Authority Revenue
HFA	—	Housing Finance Authority
HFFA	—	Health Facilities Financing Authority
HKD	—	Hong Kong Dollar
HUD	—	Housing & Urban Development
HUF	—	Hungarian Forint
IDA	—	Industrial Development Authority
IDAG	—	Industrial Development Agency
IDR	—	Industrial Development Revenue
IEP	—	Irish Pound
JPY	—	Japanese Yen
KRW	—	Republic of Korea Won
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LOC	—	Letter of Credit
LP	—	Limited Partnership
MBIA	—	Municipal Bond Insurance Association
MFHR	—	Multi-Family Housing Revenue
MFMR	—	Multi-Family Mortgage Revenue
MMD	—	Municipal Market Data
MTN	—	Medium Term Note
MUD	—	Municipal Utility District
MXN	—	Mexican Peso
MYR	—	Malaysian Ringgit
NATL-RE	—	National Public Finance Guarantee Corporation
NLG	—	Netherlands Guilder
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PCFA	—	Pollution Control Finance Authority
PCR	—	Pollution Control Revenue
PFA	—	Public Finance Authority
PFFA	—	Public Facilities Financing Authority
plc	—	Public Limited Company
PLN	—	Polish Zloty
PSFG	—	Public School Fund Guaranty
R&D	—	Research & Development
RDA	—	Redevelopment Authority
RDFA	—	Redevelopment Finance Authority
REITS	—	Real Estate Investment Trusts
SEK	—	Swedish Krona
SFHR	—	Single Family Housing Revenue
SFMR	—	Single Family Mortgage Revenue
SGD	—	Singapore Dollar
SKK	—	Slovakian Koruna
SLMA	—	Student Loan Marketing Association
SPDR	—	Standard & Poor’s Depositary Receipts
STIT	—	Short-Term Investment Trust
TBA	—	To Be Announced
TRAN	—	Tax Revenue Anticipation Notes
TRY	—	Turkish Lira
USD	—	United States Dollar
XLCA	—	XL Capital Assurance
ZAR	—	South African Rand

This page is intentionally left blank.

This page is intentionally left blank.

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1- 800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1-866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Funds’ Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127198 12-10 ASFLD/AR113 10-10

Annual Report October 31, 2010 WELLS FARGO ADVANTAGE INCOME FUNDS Wells Fargo Advantage International Bond Fund

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at
www.wellsfargo.com/advantagedelivery
Contents

Letter to Shareholders	2

Performance Highlights	4

Fund Expenses	9

Portfolio of Investments	10

Financial Statements
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18

Notes to Financial Statements	20

Report of Independent Registered Public Accounting Firm	27

Other Information	28

List of Abbreviations	32
The views expressed are as of October 31, 2010, and are those of the Fund managers. Any reference to a specific security in this report is not a recommendation to purchase or sell any specific security or adopt any investment strategy. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector or the markets generally, or the Wells Fargo Advantage International Bond Fund.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE

WELLS FARGO
INVESTMENT HISTORY
1932	Keystone creates one of the first mutual fund families.

1971	Wells Fargo & Company introduces one of the first institutional index funds.

1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first Tactical Asset Allocation (TAA) models in institutional separately managed accounts.

1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.

1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.

1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).

1996	Evergreen Investments and Keystone Funds merge.

1997	Wells Fargo launches Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.

1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.

2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.

2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.

2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.

2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.
Wells Fargo Advantage Funds®
Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.
Strength
Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.
Expertise
Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.
Partnership
Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.
Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus for Wells Fargo Advantage Funds containing this and other information, visit wellsfargo.com/advantagefunds. Read it carefully before investing.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds®. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.
The “Dow Jones Target Date Indexes” are a product of Dow Jones Indexes, a licensed trademark of CME Group Index Services LLC (“CME”). “Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones Trademark Holdings, LLC, and have been licensed for use for certain purposes by CME and sublicensed for use by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Dow Jones Target Date Indexes are based in part on the Barclays Capital Bond Indexes, which are published by Barclays Capital Inc. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME or Barclays Capital or any of their respective affiliates, and neither Dow Jones, CME nor Barclays Capital nor any of their respective affiliates makes any representation regarding the advisability of investing in such product(s) and/or about the quality, accuracy, and/or completeness of the Dow Jones Target Date Indexes or the Barclays Capital Bond Indexes. IN NO EVENT SHALL DOW JONES, CME, BARCLAYS CAPITAL, OR ANY OF THEIR LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE
Not part of the annual report.

Wells Fargo Advantage Funds offers more than 120 mutual funds across a wide range of asset classes, representing over $227 billion in assets under management, as of October 31, 2010.

Equity Funds

Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Equity Value Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Global Opportunities Fund	Premier Large Company Growth Fund
Capital Growth Fund	Growth Fund	Small Cap Growth Fund
Classic Value Fund	Growth Opportunities Fund	Small Cap Opportunities Fund
Common Stock Fund	Health Care Fund	Small Cap Value Fund
Core Equity Fund	Index Fund	Small Company Growth Fund
Disciplined Global Equity Fund	International Equity Fund	Small Company Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small/Mid Cap Core Fund
Disciplined Value Fund	Intrinsic Small Cap Value Fund	Small/Mid Cap Value Fund
Discovery Fund†	Intrinsic Value Fund	Social Sustainability Fund†
Diversified Equity Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Diversified International Fund	Large Cap Core Fund	Special Small Cap Value Fund
Diversified Small Cap Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Growth Fund	Large Company Value Fund	Strategic Large Cap Growth Fund
Emerging Markets Equity Fund	Mid Cap Growth Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund

Bond Funds

Adjustable Rate Government Fund	Inflation-Protected Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	International Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Minnesota Tax-Free Fund	Strategic Municipal Bond Fund
Government Securities Fund	Municipal Bond Fund	Total Return Bond Fund
High Income Fund	North Carolina Tax-Free Fund	Ultra Short-Term Income Fund
High Yield Bond Fund	Pennsylvania Tax-Free Fund	Ultra Short-Term Municipal Income Fund
Income Plus Fund	Short Duration Government Bond Fund	Wisconsin Tax-Free Fund

Asset Allocation Funds

Asset Allocation Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Conservative Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†

Money Market Funds

100% Treasury Money Market Fund	Minnesota Money Market Fund	New Jersey Municipal Money Market Fund
California Municipal Money Market Fund	Money Market Fund	New York Municipal Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund	Pennsylvania Municipal Money Market Fund
Government Money Market Fund	Municipal Money Market Fund	Prime Investment Money Market Fund
Heritage Money Market Fund†	National Tax-Free Money Market Fund	Treasury Plus Money Market Fund

Variable Trust Funds[1]

VT Core Equity Fund	VT Intrinsic Value Fund	VT Small Cap Value Fund
VT Discovery Fund†	VT Omega Growth Fund	VT Total Return Bond Fund
VT Index Asset Allocation Fund	VT Opportunity Fund†
VT International Equity Fund	VT Small Cap Growth Fund
An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The Variable Trust Funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage Social Sustainability FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, Social Sustainability Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.
Not part of the annual report.

2 Wells Fargo Advantage International Bond Fund	Letter to Shareholders

Karla M. Rabusch,
President
Wells Fargo Advantage Funds
Global fixed-income markets generally performed well over the 12-month period, particularly in the sectors that offered investors the highest levels of yield, including
Dear Valued Shareholder:
We are pleased to introduce you to Wells Fargo Advantage Funds. You now have access to an expanded array of mutual funds, giving you the flexibility to invest in a family of funds covering nearly every asset class and investment style. Following is your annual report for the Wells Fargo Advantage International Bond Fund for the 12-month period that ended October 31, 2010. Global fixed-income markets generally performed well over the 12-month period, particularly in the sectors that offered investors the highest levels of yield, including some of the riskier areas of the global bond markets, as high-yield corporate debt and emerging markets debt outperformed the sovereign debt and securitized sectors. Part of this rally appeared to be motivated by the lack of income-returning investment opportunities—a consequence of extraordinarily low interest rates, disinflationary conditions, and diminishing expectations for economic growth in the largest economies.
Global fixed-income securities rallied on continued monetary accommodation.
The ongoing recovery of global growth faced significant challenges during the recent period. Sovereign debt problems around the world spurred calls for fiscal austerity and a renewed focus on deficit reduction, thus curtailing some of the post-crisis optimism that had fueled market rallies for several quarters. The impetus for monetary tightening in Asia didn’t help matters either, as it became clear that all major economies would likely face some added headwinds in the second half of 2010.
Inflation remained subdued around the world, allowing those governments that were concentrating on reducing their deficits to keep an extreme accommodation in monetary policy. In fact, intentions for further quantitative easing were announced in the United States late in the period, which added fuel to the global fixed-income rally. Debt securities around the globe virtually uniformly appreciated in value on the belief that purchases of several billion dollars’ worth of U.S. Treasuries were likely on their way. Not only would the second major installation of quantitative easing (QE2) in the U.S. drive rates lower, but it would also create further scarcity in income-producing securities, thus driving investors to other sectors of the global fixed-income markets.
The global demand for yield in this extraordinarily low interest-rate environment drove asset prices higher in several sectors of the global fixed-income markets during the period. We believe it is likely that monetary accommodation will continue across many of the largest economic sovereignties around the globe for at least the next couple of quarters. However, whether or not these influences will continue to produce rallies in fixed-income securities is open for debate. At some stage, yields will have to move higher, and we continue to manage our strategies with such future considerations in mind. Yet at the same time, we do not intend to restrict ourselves from participating in the opportunities to add higher levels of yield for our investors. The recent period produced compelling performance from global fixed-income securities, and while we believe it is not likely that the same conditions will repeat themselves in the upcoming period, we remain optimistic about the opportunities to invest for attractive levels of yield.

Letter to Shareholders	Wells Fargo Advantage International Bond Fund 3
Bonds and currencies of smaller economies demonstrated strength.
Although global bond markets rallied broadly throughout much of the period, bonds and currencies of the smaller economies generally demonstrated the most appreciation over the last several months of the recent period. We observed several indications that sustainable growth in the largest economies will likely remain tepid for some time while those governments continue to address massive levels of debt. By contrast, the outlook appeared better for the smaller, more dynamic economies that have healthier growth prospects, lower deficits, and trade surpluses. Markets certainly moved in that direction over the final months of the period, as the U.S. dollar devalued and the currencies of Denmark, Sweden, Norway, Brazil, and Korea sharply appreciated. Thus, while concerns over the health of the largest economies lingered, there were several opportunities for investor value in the smaller economies of the global fixed-income markets. Although we cannot definitively say what near-term fixed-income performance will look like—either across the largest economic regions or the smaller, more dynamic economies—we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide better protection from risk and added opportunities to capture relative value.
In our opinion, diligent and earnest assessment of the fundamental risks in individual fixed-income securities will be a key factor in determining which investment strategies perform well and which do not. We believe it is important to have the right caretakers in charge of investors’ assets during times of uncertainty and opportunity. At Wells Fargo Advantage Funds®, we intend to continue measuring relative-value opportunities in the international fixed-income markets. As evidenced by the performance of international fixed-income assets during the recent 12-month period, heightened risks often accompany opportunities.
Short-term volatility shouldn’t derail long-term investment goals.
While periods of volatility can present challenges, experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. As a whole, Wells Fargo Advantage Funds represents investments across a broad range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, it may help reduce them and provide you with one way of managing risk. Our diverse family of mutual funds may also help—we offer more than 120 mutual funds that cover a broad spectrum of investment styles and asset classes.
Thank you for choosing Wells Fargo Advantage Funds. We appreciate your confidence in us. Through each market cycle, we are committed to helping you meet your financial needs. If you have any questions about your investment, please contact your investment professional, or call us at 1-800-222-8222, 24 hours a day, 7 days a week. You may also visit our website at wellsfargo.com/advantagefunds.
Sincerely,

Karla M. Rabusch
President
Wells Fargo Advantage Funds
Although we cannot definitively say what near-term fixed-income performance will look like—either across the largest economic regions or the smaller economies—we continue to encourage investors to maintain fully diversified, actively managed portfolios, which may provide better protection from risk and added opportunities to capture relative value.

4 Wells Fargo Advantage International Bond Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage International Bond Fund
INVESTMENT OBJECTIVE
The Fund seeks total return, consisting of income and capital appreciation.
INVESTMENT ADVISER
Wells Fargo Funds Management, LLC
SUBADVISER
First International Advisors, LLC
PORTFOLIO MANAGERS
Michael Lee
Tony Norris
Alex Perrin
Peter Wilson
FUND INCEPTION
December 15, 1993
PERFORMANCE SUMMARY
12 MONTH TOTAL RETURN AS OF OCTOBER 31, 2010

12 Month
Class A (Excluding Sales Charges)	9.35%
BofA Merrill Lynch Global Broad Market Ex. U.S. Index[1]	6.16%
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site — wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. Net and gross expense ratios for Class A shares are 1.03% and 1.07%, respectively. The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

1.	The BofA Merrill Lynch Global Broad Market Ex. U.S. Index tracks the performance of investment grade debt publicly issued in the major domestic and eurobond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities and excludes all securities denominated in US dollars. You cannot invest directly in an index.

2.	The chart compares the performance of the Wells Fargo Advantage International Bond Fund’s Class A shares for the most recent ten years with the BofA Merrill Lynch Global Broad Market Ex. U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Bond Fund 5
Wells Fargo Advantage International Bond Fund (continued)
MANAGER’S DISCUSSION
Fund highlights
▪	The Fund outperformed its benchmark over the period due to strategic positioning in country allocations, as well as an overweight to investment-grade and high-yield corporate debt.

▪	Significant outperformance was generated by long duration positioning.

▪	The performance contribution from currency allocation was broadly neutral to the benchmark for the period.
Overweight allocations to smaller economies added value during the period.
The Fund’s underweight positioning in the bond markets of Japan and the eurozone added to value, as did overweight allocations to Brazil, Denmark, Mexico, Norway, and New Zealand. Similarly, the Fund’s longer-than-benchmark duration positioning—particularly in Germany, France, and the Netherlands—and an off-benchmark allocation to the high-yield sector added to value.
In currency, underweight positioning in the euro added value, as did overweight positioning in the Japanese yen, the Malaysian ringgit, and the Korean won. However, overweight positions in the currencies of Denmark, Norway, and Sweden detracted from value, as did underweight positions in the currencies of Australia and Canada. Overall, our currency positioning was a broadly neutral to performance.
Extraordinarily accommodative monetary policies continued across the largest economic regions.
Expectations for global growth continued to subside over the last few months of the period, but fears of a “double dip” also started to wane. Inflation remained remarkably stable and subdued around the world during the period, allowing those governments that are concentrating on reducing their deficits to maintain their extreme accommodation in monetary policy. In our view, however, the continued extension of such actions may lead to competitive devaluations among the major currencies, which continued to add to the volatility of the markets. As we have repeated throughout the year, several fiscal and economic challenges remain.
Although the governments of Europe and elsewhere have started to address their deficit problems, the solutions are long-term and there is no “quick fix.” Without growth, deficit reduction must come through government spending cuts and

3.	Country allocation is subject to change and is calculated based on the total investments of the Fund, excluding cash and cash equivalents.

6 Wells Fargo Advantage International Bond Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage International Bond Fund (continued)
higher taxation, which may have a further negative impact on growth. Government cutbacks would likely mean an end to fiscal stimulus packages, which could act as another brake on growth and may also mean cuts to government payrolls—thus putting more people out of work. This has already occurred in Greece, Spain, Portugal, and Ireland, leading to political unrest. As other government deficit reduction plans phase in through 2011, these risks will likely increase. With this political context, we continue to expect an ongoing accommodative bias and further quantitative easing, which could allow inflation to gain a foothold over the long term. These problems remained concentrated on the old, industrialized economies. In our view, monetary tightening elsewhere is expected to continue through 2011.
During the 12-month period, consumer debt levels in countries like the U.K., the U.S., and periphery Europe remained at excessive levels, in our view. Credit card levels were reduced at the expense of savings, but total debt remained near all-time highs. Property markets were still fragile in those regions, as price declines returned in the U.K. Further weakness in property values would likely put more pressure on property holders already in or approaching “negative equity.” Unemployment remained high throughout the period, and we saw more prospective job losses from the public sector, where governments were looking for savings and the reduction of payrolls. Therefore, we still question where sustainable growth will come from in the upcoming periods. Discretionary spending is limited, and corporate investment is likely to be curtailed if companies cannot see growth benefits. The sustainability of growth still remains unclear, with many potential roadblocks in the upcoming period.

TEN LARGEST HOLDINGS[4] (AS OF OCTOBER 31, 2010)

United Kingdom Gilt	6.68%
Sweden	4.70%
Canada Series 23	3.72%
Canada	3.27%
France	3.12%
Mexico	2.96%
Malaysia	2.89%
Australia Series 25CI	2.88%
Poland	2.82%
Czech Republic	2.70%
The outlook appears better for smaller economies with higher yields, stronger growth, and lower deficits.
Going forward, we continue to believe that the global economic recovery is fragile and that a protracted period of “subtrend” growth in the old, developed economies is the most likely outcome. As such, our strategic view continues to underweight the old, industrialized, lower-yielding economies with structural problems and overweight those economies that not only have higher yields but also have healthier, more sustainable growth, lower deficits (in some cases, surpluses), and central banks that have the ability to maneuver freely.

4.	The ten largest holdings are calculated based on the value of the securities divided by total investments of the Fund. Holdings are subject to change and may have changed since the date specified.

Performance Highlights (Unaudited)	Wells Fargo Advantage International Bond Fund 7
Wells Fargo Advantage International Bond Fund (continued)
Therefore, from a portfolio view, it continues to be an easy decision to underweight the bond markets of the U.S., the U.K., the eurozone, and Japan, in favor of a diversified overweight exposure to the smaller, healthier economies, as we did throughout much of the recent period. Similarly, the currencies of those old, developed markets likely need to decline over the long term. As deficit reduction actions take hold and central banks elsewhere continue to increase rates, the outlook for growth in 2011 (and going forward) will come into doubt, in our view. Therefore, we believe a neutral position in credit, with a bias to quality in those sectors that we have exposure to—plus some diversification through inflation-protected securities—is the best positioning for the upcoming period. In general, we continue to favor smaller, more dynamic global economies going forward, as we did throughout much of the most recent period.

8 Wells Fargo Advantage International Bond Fund	Performance Highlights (Unaudited)
Wells Fargo Advantage International Bond Fund (continued)
AVERAGE ANNUAL TOTAL RETURN5 (%) (AS OF OCTOBER 31, 2010)

	Including Sales Charge					Excluding Sales Charge				Expense Ratio[6]
	Inception Date	6 Months*	1 Year	5 Year	10 Year	6 Months*	1 Year	5 Year	10 Year	Gross	Net[7]

Class A (ESIYX)	9/30/2003	5.59	4.40	7.45	9.54	10.57	9.35	8.45	10.05	1.07%	1.03%
Class B (ESIUX)**	9/30/2003	5.16	3.55	7.37	9.51	10.16	8.55	7.67	9.51	1.82%	1.78%
Class C (ESIVX)	9/30/2003	9.19	7.61	7.66	9.26	10.19	8.61	7.66	9.26	1.82%	1.78%
Administrator Class (ESIDX)	7/30/2010					10.65	9.61	8.63	10.22	1.01%	0.85%
Institutional Class (ESICX)	12/15/1993					10.71	9.73	8.76	10.35	0.74%	0.73%
BofA Merrill Lynch
Global Broad Market
Ex. U.S. Index[1]						11.09	6.16	7.88	8.78

*	Returns for periods of less than one year are not annualized.

**	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.
Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted. Current month-end performance is available on the Fund’s Web site —wellsfargo.com/advantagefunds.
Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. It is not possible to invest directly in an index.
For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.
Bond fund values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond fund values fall and investors may lose principal value. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to active trading risk, high yield securities risk, mortgage- and asset-backed securities risk, and regional risk. Consult the Fund’s prospectus for additional information on these and other risks.

5.	Performance shown for Classes A, B, C and Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Classes A, B, C and Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the fund’s predecessor, Evergreen International Bond Fund.

6.	Reflects the expense ratios as stated in the July 12, 2010 prospectus for Class A, Class B, Class C, and Institutional Class and the July 30, 2010 prospectus for Administrator Class.

7.	The investment adviser has contractually committed through July 11, 2013 to waive fees and/or reimburse expenses to the extent necessary to maintain the net operating expense ratio shown, excluding acquired fund fees and certain other expenses. Without these reductions, the Fund’s returns would have been lower.

Fund Expenses (Unaudited)	Wells Fargo Advantage International Bond Fund 9
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees (if any) and exchange fees (if any); and (2) ongoing costs, including management fees; distribution (12b-1) and/or shareholder service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from May 1, 2010 to October 31, 2010.
Actual expenses
The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses Paid During Period” for your applicable class of shares to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes
The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During	Net Annual
	05-01-2010	10-31-2010	the Period[1]	Expense Ratio

Class A
Actual	$1,000.00	$1,105.65	$5.63	1.06%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40	1.06%

Class B
Actual	$1,000.00	$1,101.58	$9.59	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%

Class C
Actual	$1,000.00	$1,101.93	$9.59	1.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20	1.81%

Administrator Class
Actual	$1,000.00	$1,106.50	$4.51	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.92	$4.33	0.85%

Institutional Class
Actual	$1,000.00	$1,107.09	$4.09	0.77%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.92	0.77%

[1]	Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

10 Wells Fargo Advantage International Bond Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
Corporate Bonds & Notes@: 29.63%

Australia: 0.49%
1,405,000	General Electric Capital Australia Funding (Financials, Diversified Financial Services, AUD)	6.00%	03/15/2019	$1,254,219
700,000	International Bank for Reconstruction & Development (Financials, Commercial Banks, AUD)	5.75	02/17/2015	691,378
4,000,000	Telstra Corporation Limited (Telecommunication Services, Diversified Telecommunication Services, EUR)	4.25	03/23/2020	5,842,933

				7,788,530

Canada: 0.22%
2,385,000	Bombardier Incorporated (Industrials, Aerospace & Defense, EUR)	7.25	11/15/2016	3,464,669

Cayman Islands: 0.01%
150,000	Voto-Votorantim Limited (Financials, Diversified Financial Services, EUR)	5.25	04/28/2017	213,467

Denmark: 4.71%
219,920,095	Nykredit (Financials, Diversified Financial Services, DKK)	4.00	10/01/2041	39,886,965
188,850,103	Realkredit Danmark (Financials, Thrifts & Mortgage Finance, DKK)	4.00	10/01/2041	34,355,768

				74,242,733

France: 1.50%
5,000,000	Casino Guichard Perrach (Consumer Staples, Food & Staples Retailing, EUR)	4.38	02/08/2017	7,228,870
3,500,000	France Telecom (Telecommunication Services, Diversified Telecommunication Services, EUR)	4.75	02/21/2017	5,336,266
2,500,000	Veolia Environnement SA (Utilities, Multi-Utilities, EUR)	4.00	02/12/2016	3,669,711
5,000,000	Veolia Environnement SA (Utilities, Multi-Utilities, EUR)	4.38	01/16/2017	7,446,903

				23,681,750

Germany: 4.36%
1,780,000	HeidelbergCement AG (Industrials, Commercial Services & Supplies, EUR)	8.00	01/31/2017	2,632,242
7,700,000	KfW Bankengruppe (Financials,Commercial Banks, AUD)	6.25	12/04/2019	7,650,521
19,920,000	KfW Bankengruppe (Financials, Commercial Banks, AUD)	4.88	06/17/2019	23,275,663
4,750,000	Kreditanstalt fur Wiederaufbau (Financials, Commercial Banks, EUR)	3.88	01/21/2019	7,181,207
7,000,000	Kreditanstalt fur Wiederaufbau (Financials, Commercial Banks, EUR)	4.38	07/04/2018	10,918,786
13,912,000	Landwirtschaftliche Rentenbank (Financials, Commercial Banks, AUD)	5.75	01/21/2015	13,570,495
2,400,000	UPC Holding BV (Consumer Discretionary, Media, EUR)	9.63	12/01/2019	3,607,546

				68,836,460

Ireland: 0.51%
3,100,000	Ardagh Glass Finance (Financials, Consumer Finance, EUR)	8.75	02/01/2020	4,282,221
2,650,000	Smurfit Kappa Funding plc (Financials, Consumer Finance, EUR)	7.25	11/15/2017	3,845,022

				8,127,243

Liberia: 0.08%
900,000	Royal Caribbean Cruises Limited (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	5.63	01/27/2014	1,252,620

Luxembourg: 4.34%
12,667,000	European Investment Bank (Financials, Commercial Banks, AUD)	6.13	01/23/2017	12,526,716
1,050,000	European Investment Bank (Financials, Commercial Banks, TRY)	9.63	04/01/2015	773,597
4,640,000	European Investment Bank (Financials, Commercial Banks, EUR)	4.25	10/15/2014	7,048,164
10,000,000	European Investment Bank (Financials, Commercial Banks, EUR)	4.75	10/15/2017	15,850,209
1,200,000	European Investment Bank (Financials, Commercial Banks, TRY)	10.00	09/10/2013	883,215
12,350,000	European Investment Bank (Financials, Commercial Banks, EUR)	3.13	03/03/2017	17,858,335

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Bond Fund 11

Principal	Security Name	Interest Rate	Maturity Date	Value
Luxembourg (continued)
11,189,000	European Investment Bank (Financials, Commercial Banks, NZD)	6.50%	09/10/2014	$9,081,346
2,990,000	Wind Acquisition Finance SpA (Financials, Consumer Finance, EUR)	11.00	12/01/2015	4,369,556

				68,391,138

Netherlands: 2.10%
2,035,000	Cemex Finance, LLC (Financials, Consumer Finance, EUR)	9.63	12/14/2017	2,697,778
2,765,000	New World Resources NV (Materials, Metals & Mining, EUR)	7.38	05/15/2015	3,822,351
2,296,000	Owens-Illinois European Group BV (Materials, Containers & Packaging, EUR)	6.88	03/31/2017	3,275,462
4,361,000	Rabobank Nederland (Financials, Commercial Banks, NZD)	6.25	07/10/2014	3,483,672
5,000,000	Rabobank Nederland (Financials, Commercial Banks, EUR)	4.13	01/14/2020	7,224,110
1,000,000	Rabobank Nederland (Financials, Commercial Banks, TRY)	9.50	01/22/2014	720,844
5,541,000	Rabobank Nederland (Financials, Commercial Banks, EUR)	4.25	01/16/2017	8,229,553
2,500,000	Ziggo Bond Company B.V. (Consumer Discretionary, Media, EUR)(i)	8.00	05/15/2018	3,601,283

				33,055,053

South Africa: 0.15%
1,701,000	Savcio Holdings Limited (Industrials, Machinery, EUR)	8.00	02/15/2013	2,343,777

Spain: 0.29%
3,200,000	Inaer Aviation Finance Limited (Financials, Diversified Financial Services, EUR)	9.50	08/01/2017	4,553,970

Switzerland: 1.31%
21,000,000	Eurofima (Financials, Commercial Banks, AUD)	6.25	12/28/2018	20,705,450

United Kingdom: 5.82%
8,175,000	British American Tobacco plc (Consumer Staples, Tobacco Products, EUR)	5.88	03/12/2015	12,841,286
1,900,000	Exova (Industrials, Professional Services, GBP)(a)	10.50	10/15/2018	3,044,467
8,000,000	GlaxoSmithKline plc (Health Care, Pharmaceuticals, EUR)	5.63	12/13/2017	12,906,897
2,238,000	HSBC Finance Corporation (Financials, Consumer Finance, GBP)	7.00	03/27/2012	3,789,728
1,450,000	Imperial Tobacco Group plc (Consumer Staples, Tobacco Products, EUR)	7.25	09/15/2014	2,330,102
5,000,000	Imperial Tobacco Group plc (Consumer Staples, Tobacco Products, EUR)	8.38	02/17/2016	8,638,980
2,172,000	Infinis plc (Utilities, Independent Power Producers & Energy Traders, GBP)	9.13	12/15/2014	3,689,125
2,250,000	ISS Financing plc (Financials, Consumer Finance, EUR)	11.00	06/15/2014	3,444,705
2,780,000	JTI UK Finance plc (Financials, Consumer Finance, EUR)	4.50	04/02/2014	4,176,028
2,350,000	Kerling plc (Materials, Chemicals, EUR)	10.63	02/01/2017	3,475,151
3,200,000	Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail, GBP)	5.88	05/29/2012	5,380,977
1,000,000	Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail, GBP)	6.13	12/02/2019	1,745,497
4,000,000	Nationwide Building Society, FRN (Financials, Thrifts & Mortgage Finance, EUR)	3.75	01/20/2015	5,615,741
450,000	R&R Ice Cream plc (Consumer Staples, Food & Staples Retailing, EUR)(i)	8.38	11/15/2017	626,310
5,350,000	Tesco plc (Consumer Staples, Food & Staples Retailing, EUR)	5.88	09/12/2016	8,662,500
1,213,000	Virgin Media Finance plc (Financials, Consumer Finance, GBP)	8.88	10/15/2019	2,196,326
3,440,000	Vodafone Group (Telecommunication Services, Wireless Telecommunication Services, EUR)	6.88	12/04/2013	5,420,978
2,250,000	William Hill plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	7.13	11/11/2016	3,740,488

				91,725,286

United States: 3.74%
9,525,000	Anheuser-Busch InBev (Consumer Staples, Beverages, USD)	6.88	11/15/2019	11,903,926
1,850,000	ARAMARK Corporation (Industrials, Commercial Services & Supplies, USD)	8.50	02/01/2015	1,942,500
10,200,000	General Electric Capital Corporation (Financials, Diversified Financial Services, NZD)	7.63	12/10/2014	8,234,250
125,000	Iron Mountain Incorporated (Industrials, Commercial Services & Supplies, GBP)	7.25	04/15/2014	202,297
2,870,000	Iron Mountain Incorporated (Industrials, Commercial Services & Supplies, EUR)	6.75	10/15/2018	3,914,577
2,791,000	Morgan Stanley (Financials, Capital Markets, GBP)	5.38	11/14/2013	4,731,149

12 Wells Fargo Advantage International Bond Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name	Interest Rate	Maturity Date	Value
United States (continued)
376,000	Owens-Brockway Glass Containers Incorporated (Materials, Containers & Packaging, EUR)	6.75%	12/01/2014	$531,167
6,600,000	Pfizer Incorporated (Health Care, Pharmaceuticals, EUR)	4.75	06/03/2016	10,140,349
9,000,000	Procter & Gamble Co. (Consumer Staples, Household Products, EUR)	4.50	05/12/2014	13,518,388
2,600,000	Rockwood Specialties Group Incorporated (Materials, Chemicals, EUR)	7.63	11/15/2014	3,691,054
200,000	TNK-BP Finance SA (Financials, Diversified Financial Services, USD)	6.25	02/02/2015	212,250

				59,021,907

Total Corporate Bonds & Notes (Cost $423,899,293)				467,404,053

Foreign Government Bonds@: 62.87%
25,000,000	Australia Series 124 (AUD)	5.75	05/15/2021	25,479,808
7,871,000	Australia Series 17RG (AUD)	5.50	03/01/2017	7,709,506
13,950,000	Australia Series 19 (AUD)	6.00	04/01/2019	14,030,294
41,985,000	Australia Series 25CI (AUD)	3.10	09/20/2025	44,729,488
16,300,000	Brazil (BRL)	12.50	01/05/2016	11,106,011
34,700,000	Brazil (BRL)	12.50	01/05/2022	24,653,061
4,520,000	Brazil (BRL)	10.25	01/10/2028	2,877,669
1,850,000	Brazil (BRL)	7.13	01/20/2037	2,442,000
26,235,000	Caisse d’Amortissement de la Dette Sociale (EUR)	4.13	04/25/2017	39,950,342
4,300,000	Caisse d’Amortissement de la Dette Sociale (EUR)	4.25	04/25/2020	6,596,058
8,175,000	Caisse d’Amortissement de la Dette Sociale (EUR)	3.38	04/25/2021	11,675,044
18,150,000	Canada (NZD)	6.25	06/16/2015	14,498,465
47,950,000	Canada (CAD)	3.75	06/01/2019	50,763,342
37,600,000	Canada (CAD)	4.00	06/01/2041	41,060,645
54,000,000	Canada Series 23 (CAD)	4.10	12/15/2018	57,702,010
670,600,000	Czech Republic (CZK)	5.00	04/11/2019	41,862,962
33,000,000	France (EUR)	3.50	04/25/2020	48,375,602
10,000,000	France (EUR)	3.50	04/25/2026	14,337,072
8,250,000	Germany (EUR)	1.75	10/09/2015	11,500,148
13,280,000	Germany (EUR)	4.25	07/04/2017	20,933,041
12,350,000	Germany (EUR)	3.75	01/04/2019	18,940,950
252,500,000	Hungary (HUF)	6.75	02/24/2017	1,280,572
13,050,000,000	Indonesia (IDR)	10.00	07/15/2017	1,699,293
11,400,000,000	Korea (KRW)	5.25	09/10/2015	10,744,033
33,590,000,000	Korea (KRW)	5.25	03/10/2027	32,218,400
137,050,000	Malaysia (MYR)	3.84	08/12/2015	44,771,854
490,205,000	Mexico (MXN)	9.50	12/18/2014	45,875,613
13,400,000	Mexico (MXN)	10.00	12/05/2024	1,458,503
245,000	Morocco (EUR)	5.38	06/27/2017	362,303
17,850,000	Netherlands (EUR)	4.00	07/15/2018	27,493,205
46,290,000	New Zealand (NZD)	6.00	12/15/2017	37,381,137
91,900,000	Norway (NOK)	5.00	05/15/2015	17,362,142
100,790,000	Norway (NOK)	4.25	05/19/2017	18,643,087
850,000	Philippines (EUR)	6.25	03/15/2016	1,345,697
123,195,000	Poland (PLN)	5.50	04/25/2015	43,684,011
12,575,000	Slovenia (EUR)	4.38	02/06/2019	18,554,450
443,000,000	Sweden (SEK)	4.50	08/12/2015	72,858,085
620,000	Turkey (EUR)	5.50	02/16/2017	937,213
57,000,000	United Kingdom Gilt (GBP)	4.75	03/07/2020	103,654,963

Total Foreign Government Bonds (Cost $930,982,628)				991,548,079

Portfolio of Investments—October 31, 2010	Wells Fargo Advantage International Bond Fund 13

Principal	Security Name	Interest Rate	Maturity Date	Value
Yankee Corporate Bonds & Notes: 3.25%

Consumer Discretionary: 0.17%

Multiline Retail: 0.17%
$2,500,000	Marks & Spencer Group plc	6.25%	12/01/2017	$2,752,010

Consumer Staples: 0.24%

Food & Staples Retailing: 0.24%
3,250,000	Tesco plc	5.50	11/15/2017	3,743,097

Financials: 1.55%

Capital Markets: 0.68%
2,400,000	BP Capital Markets plc	3.88	03/10/2015	2,539,644
7,500,000	BP Capital Markets plc	5.25	11/07/2013	8,203,770

				10,743,414

Commercial Banks: 0.02%
300,000	Eurasian Development Bank	7.38	09/29/2014	331,500

Consumer Finance: 0.83%
10,185,000	Petroplus Finance Limited	5.75	01/20/2020	11,393,389
1,591,000	Virgin Media Finance plc	9.13	08/15/2016	1,700,381

				13,093,770

Diversified Financial Services: 0.02%
200,000	BM&FBOVE SPA SA	5.50	07/16/2020	214,042

Materials: 0.01%

Metals & Mining: 0.01%
200,000	Kazatomprom	6.25	05/20/2015	218,250

Telecommunication Services: 1.24%

Diversified Telecommunication Services: 1.24%
10,000,000	Deutsche Telekom	4.88	07/08/2014	11,089,350
5,550,000	Qtel International Finance Limited	4.75	02/16/2021	5,494,456
2,675,000	Sable International Finance Limited	7.75	02/15/2017	2,872,281
120,000	VimpelCom Limited	9.13	04/30/2018	136,050

				19,592,137

Utilities: 0.04%

Electric Utilities: 0.04%
500,000	E.ON AG	5.80	04/30/2018	589,441

Total Yankee Corporate Bonds & Notes (Cost $46,728,677)				51,277,661

14 Wells Fargo Advantage International Bond Fund	Portfolio of Investments—October 31, 2010

Principal	Security Name		Interest Rate	Maturity Date	Value
Yankee Government Bonds: 0.48%
$400,000	Bahamas		6.95%	11/20/2029	$432,000
850,000	Colombia		7.38	03/18/2019	1,085,875
775,000	Colombia		8.13	05/21/2024	1,057,875
500,000	Croatia		6.63	07/14/2020	565,898
250,000	Dominican Republic		7.50	05/06/2021	286,250
250,000	Indonesia		7.75	01/17/2038	336,250
396,000	Peru		8.38	05/03/2016	507,949
1,150,000	Philippines		6.50	01/20/2020	1,381,380
600,000	Republic Of Panama		5.20	01/30/2020	681,000
165,000	Republic Of Peru		7.13	03/30/2019	209,550
358,000	Russia, Step Bond ºº		7.50	03/31/2030	429,564
215,000	Sri Lanka		7.40	01/22/2015	238,919
300,000	Vietnam		6.75	01/29/2020	340,500

Total Yankee Government Bonds (Cost $6,552,953)					7,553,010

Shares			Yield
Short-Term Investments: 1.95%

Investment Companies: 1.95%
30,754,673	Wells Fargo Advantage Money Market Trust(l)(u)		0.19		30,754,673

Total Short-Term Investments (Cost $30,754,673)					30,754,673

Total Investments in Securities (Cost $1,438,918,224)*		98.18%			1,548,537,476

Other Assets and Liabilities, Net		1.82			28,679,615

Total Net Assets		100.00%			$1,577,217,091

(i)	Illiquid security for which the designation as illiquid is unaudited.

@	Foreign bond principal is denominated in local currency.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

ºº	The rate shown is the stated rate at the current period end.

(l)	Investment in an affiliate.

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,440,315,718 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$117,551,295
Gross unrealized depreciation	(9,329,537)

Net unrealized appreciation	$108,221,758
The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities—October 31, 2010	Wells Fargo Advantage International Bond Fund 15

Assets
Investments
In unaffiliated securities, at value	$1,517,782,803
In affiliated securities, at value	30,754,673

Total investments, at value (see cost below)	1,548,537,476
Foreign currency, at value (see cost below)	6,439,519
Receivable for investments sold	74,330,124
Receivable for Fund shares sold	3,972,298
Receivable for interest	26,381,950
Unrealized gains on forward foreign currency contracts	11,779,338
Prepaid expenses and other assets	194,535

Total assets	1,671,635,240

Liabilities
Payable for investments purchased	80,911,896
Payable for Fund shares redeemed	2,367,520
Unrealized losses on forward foreign currency contracts	9,813,487
Investment advisory fee payable	654,292
Distribution fees payable	27,012
Due to other related parties	255,609
Accrued expenses and other liabilities	388,333

Total liabilities	94,418,149

Total net assets	$1,577,217,091

NET ASSETS CONSIST OF
Paid—in capital	$1,437,546,771
Undistributed net investment income	18,376,821
Accumulated net realized gains on investments	8,777,095
Net unrealized gains on investments	112,516,404

Total net assets	$1,577,217,091

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets — Class A	$255,133,828
Shares outstanding — Class A	20,855,691
Net asset value per share — Class A	$12.23
Maximum offering price per share — Class A2	$12.81
Net assets — Class B	$10,059,622
Shares outstanding — Class B	820,993
Net asset value per share — Class B	$12.25
Net assets — Class C	$30,973,576
Shares outstanding — Class C	2,538,575
Net asset value per share — Class C	$12.20
Net assets — Administrator Class	$4,866,232
Shares outstanding — Administrator Class	397,777
Net asset value per share — Administrator Class	$12.23
Net assets — Institutional Class	$1,276,183,833
Shares outstanding — Institutional Class	104,345,962
Net asset value per share — Institutional Class	$12.23

Total investments, at cost	$1,438,918,224

Foreign currency, at cost	$6,369,505

1.	The Fund has an unlimited amount of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.
The accompanying notes are an integral part of these financial statements.

16 Wells Fargo Advantage International Bond Fund	Statement of Operations—Year Ended October 31, 2010[1]

Investment income
Interest*	$62,207,068
Income from affiliated securities	28,948
Securities lending income, net	7,446

Total investment income	62,243,462

Expenses
Investment advisory fee	6,744,135
Administration fees
Fund level	1,135,346
Class A	137,884
Class B	4,876
Class C	14,806
Administrator Class[2]	797
Institutional Class	272,374
Custody and accounting fees	903,757
Shareholder servicing fees
Class A	723,963
Class B	26,053
Class C	79,950
Class IS3	7,762
Administrator Class[3]	1,993
Distribution fees
Class B	78,159
Class C	239,851
Professional fees	66,739
Registration fees	183,076
Shareholder report expenses	126,925
Trustees’ fees and expenses	54,088
Transfer agent fees	1,307,044
Interest expense	1,761
Other fees and expenses	255,278

Total expenses	12,366,617

Less:
Fee waivers and/or expense reimbursements	(241,975)

Net expenses	12,124,642

Net investment income	50,118,820

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	31,903,903
Forward foreign currency contract transactions	1,470,462

Net realized gain from investments	33,374,365

Net change in unrealized gains (losses) on:
Unaffiliated securities	49,738,378
Forward foreign currency contract transactions	(4,271,136)

Net change in unrealized gains (losses) on investments	45,467,242

Net realized and unrealized gains on investments	78,841,607

Net increase in net assets resulting from operations	$128,960,427

* Net of foreign withholding taxes of	$22,075

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund, which became the accounting and performance survivor in the transaction. The information for the period prior to July 12, 2010 is that of Evergreen International Bond Fund.

2.	Class commenced operations on July 30, 2010.

3.	Class IS shares of Evergreen International Bond Fund became Class A shares of the Fund on July 12, 2010.
The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets	Wells Fargo Advantage International Bond Fund 17

	Year Ended	Year Ended
	October 31, 2010[1]	October 31, 2009[1]

Operations
Net investment income	$50,118,820	$40,268,446
Net realized gains on investments	33,374,365	44,849,089
Net change in unrealized gains (losses) on investments	45,467,242	167,440,075

Net increase in net assets resulting from operations	128,960,427	252,557,610

Distributions to shareholders from
Net investment income
Class A	(10,297,645)	(10,528,710)
Class B	(225,571)	(1,309,422)
Class C	(769,834)	(2,364,573)
Administrator Class[2]	(27,636)	NA
Institutional Class	(39,498,213)	(115,690,193)
Class IS3	(120,983)	(655,205)

Total distributions to shareholders	(50,939,882)	(130,548,103)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	21,009,770	239,375,993	19,690,188	211,640,302
Class B	97,238	1,112,583	339,383	3,528,405
Class C	750,802	8,632,783	1,787,921	19,299,059
Administrator Class[2]	403,036	4,724,608	NA	NA
Institutional Class	44,463,194	514,090,908	27,810,969	298,522,681
Class IS3	3,748	42,407	20,352	214,073

		767,979,282		533,204,520

Reinvestment of distributions
Class A	786,024	8,838,701	817,384	8,581,506
Class B	14,397	162,008	86,273	907,390
Class C	40,113	451,225	133,596	1,401,984
Administrator Class[2]	55	656	NA	NA
Institutional Class	1,813,472	20,557,478	5,170,144	54,201,138
Class IS3	6,808	76,222	30,817	324,071

		30,086,290		65,416,089

Automatic conversion of Class B shares to Class A shares
Class A	8,623	101,401	85,715	908,473
Class B	(8,667)	(101,401)	(85,793)	(908,473)

		0		0

Payment for shares redeemed
Class A	(22,240,525)	(254,648,040)	(5,732,906)	(60,514,450)
Class B	(288,841)	(3,283,835)	(330,260)	(3,465,811)
Class C	(1,147,740)	(12,953,242)	(769,360)	(8,185,782)
Administrator Class[2]	(5,314)	(63,377)	NA	NA
Institutional Class	(27,964,429)	(316,984,637)	(34,128,766)	(355,776,679)
Class IS3	(437,013)	(4,854,537)	(116,773)	(1,215,128)

		(592,787,668)		(429,157,850)

Net increase in net assets resulting from capital share transactions		205,277,904		169,462,759

Total increase in net assets		283,298,449		291,472,266

Net assets
Beginning of period		1,293,918,642		1,002,446,376

End of period		$1,577,217,091		$1,293,918,642

Undistributed (overdistributed) net investment income		$18,376,821		$(328,187)

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 are those of Evergreen International Bond Fund.

2.	Class commenced operations on July 30, 2010.

3.	Class IS shares of Evergreen International Bond Fund became Class A shares of the Fund on July 12, 2010.
The accompanying notes are an integral part of these financial statements.

18 Wells Fargo Advantage International Bond Fund[1]	Financial Highlights

	Beginning			Net Realized	Distributions
	Net Asset	Net		and Unrealized	from Net	Distributions
	Value Per	Investment		Gains (Losses)	Investment	from Net
	Share	Income		on Investments	Income	Realized Gains

Class A
November 1, 2009 to October 31, 2010	$11.59	0.40		0.65	(0.41)	0.00
November 1, 2008 to October 31, 2009	$10.36	0.39	[4]	2.20	(1.36)	0.00
November 1, 2007 to October 31, 2008	$11.57	0.47	[4]	(0.92)	(0.76)	0.00
November 1, 2006 to October 31, 2007	$10.54	0.43	[4]	0.71	(0.11)	0.00
November 1, 2005 to October 31, 2006	$10.74	0.39		(0.17)	0.00	(0.02)

Class B
November 1, 2009 to October 31, 2010	$11.54	0.29		0.67	(0.25)	0.00
November 1, 2008 to October 31, 2009	$10.37	0.30	[4]	2.21	(1.34)	0.00
November 1, 2007 to October 31, 2008	$11.58	0.38	[4]	(0.91)	(0.68)	0.00
November 1, 2006 to October 31, 2007	$10.56	0.35	[4]	0.70	(0.03)	0.00
November 1, 2005 to October 31, 2006	$10.75	0.31	[4]	(0.16)	0.00	(0.02)

Class C
November 1, 2009 to October 31, 2010	$11.51	0.33		0.64	(0.28)	0.00
November 1, 2008 to October 31, 2009	$10.35	0.30	[4]	2.20	(1.34)	0.00
November 1, 2007 to October 31, 2008	$11.56	0.38	[4]	(0.91)	(0.68)	0.00
November 1, 2006 to October 31, 2007	$10.53	0.35	[4]	0.71	(0.03)	0.00
November 1, 2005 to October 31, 2006	$10.73	0.31	[4]	(0.17)	0.00	(0.02)

Administrator Class
July 30, 20105 to October 31, 2010	$11.39	0.11	[4]	0.82	(0.09)	0.00

Institutional Class
November 1, 2009 to October 31, 2010	$11.59	0.44		0.65	(0.45)	0.00
November 1, 2008 to October 31, 2009	$10.35	0.43		2.18	(1.37)	0.00
November 1, 2007 to October 31, 2008	$11.56	0.50		(0.92)	(0.79)	0.00
November 1, 2006 to October 31, 2007	$10.54	0.47		0.69	(0.14)	0.00
November 1, 2005 to October 31, 2006	$10.73	0.42	[4]	(0.16)	0.00	(0.02)

1.	After the close of business on July 9, 2010, the Fund acquired the net assets of Evergreen International Bond Fund, which became the accounting and performance survivor in the transaction. The information for the periods prior to July 12, 2010 are those of Evergreen International Bond Fund.

2.	Total return calculations would have been lower had certain expenses not been waived or reimbursed during the periods shown. Returns for periods of less than one year are not annualized.

3.	Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. Portfolio turnover rates presented for periods of less than one year are not annualized.

4.	Calculated based upon average shares outstanding.

5.	Class commenced operations on July 30, 2010.
The accompanying notes are an integral part of these financial statements.

Financial Highlights	Wells Fargo Advantage International Bond Fund 19

Distribution	Ending
from Tax Basis	Net Asset	Ratio to Average Net Assets (Annualized)				Portfolio	Net Assets at
Return	Value Per	Net Investment	Gross	Net	Total	Turnover	End of Period
of Capital	Share	Income	Expenses	Expenses	Return[2]	Rate[3]	(000’s omitted)

0.00	$12.23	3.53%	1.10%	1.08%	9.35%	89%	$255,134
0.00	$11.59	3.65%	1.05%	1.05%	26.34%	118%	$246,719
0.00	$10.36	4.05%	1.01%	0.99%	(4.07)%	87%	$66,649
0.00	$11.57	4.01%	1.05%	1.00%	10.90%	106%	$49,993
(0.40)	$10.54	3.70%	1.11%	1.09%	2.06%	196%	$90,166

0.00	$12.25	2.77%	1.85%	1.82%	8.55%	89%	$10,060
0.00	$11.54	2.86%	1.79%	1.79%	25.44%	118%	$11,615
0.00	$10.37	3.30%	1.74%	1.74%	(4.74)%	87%	$10,345
0.00	$11.58	3.28%	1.74%	1.74%	10.08%	106%	$7,747
(0.32)	$10.56	2.96%	1.81%	1.81%	1.32%	196%	$9,157

0.00	$12.20	2.77%	1.85%	1.82%	8.61%	89%	$30,974
0.00	$11.51	2.87%	1.79%	1.79%	25.47%	118%	$33,330
0.00	$10.35	3.31%	1.74%	1.74%	(4.85)%	87%	$18,044
0.00	$11.56	3.27%	1.74%	1.74%	10.09%	106%	$19,983
(0.32)	$10.53	2.96%	1.81%	1.81%	1.31%	196%	$26,057

0.00	$12.23	3.63%	1.05%	0.85%	8.21%	89%	$4,866

0.00	$12.23	3.79%	0.82%	0.80%	9.73%	89%	$1,276,184
0.00	$11.59	3.86%	0.79%	0.79%	26.71%	118%	$997,308
0.00	$10.35	4.31%	0.73%	0.73%	(3.88)%	87%	$902,304
0.00	$11.56	4.31%	0.74%	0.74%	11.14%	106%	$1,032,304
(0.43)	$10.54	3.98%	0.81%	0.81%	2.45%	196%	$943,309

20 Wells Fargo Advantage International Bond Fund	Notes to Financial Statements
1. ORGANIZATION
Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the Wells Fargo Advantage International Bond Fund (the “Fund”). The Fund is a diversified series of the Trust.
After the close of business on July 9, 2010, the net assets of Evergreen International Bond Fund was acquired by the Fund, which was created to receive the assets of Evergreen International Bond Fund, in an exchange for shares of the Fund. As Evergreen International Bond Fund contributed all of the net assets and shareholders to the newly created fund, the accounting and performance history of Evergreen International Bond Fund has been carried forward in the financial statements contained herein.
Class A, Class B, Class C, Class I and Class IS shares of Evergreen International Bond Fund received Class A, Class B, Class C, Institutional and Class A shares, respectively, of the Fund in the reorganization.
2. SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Management has considered the circumstances under which the Fund should recognize or make disclosures regarding events or transactions occurring subsequent to the balance sheet date through the date the financial statements are issued. Adjustments or additional disclosures, if any, have been included in these financial statements.
Securities valuation
Certain fixed income securities with maturities exceeding 60 days are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the pricing service or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or determined based on the Fund’s Fair Value Procedures.
Debt securities of sufficient credit quality with original maturities of 60 days or less, generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity, which approximates fair value.
Investments in open-end mutual funds and non-registered investment companies are generally valued at net asset value.
Certain investments which are not valued using any of the methods discussed above, are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees.
The valuation techniques used by the Fund to measure fair value are consistent with the market approach, income approach and/or cost approach, where applicable, for each security type.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund 21
changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.
The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.
Forward foreign currency contracts
The Fund may be subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains or losses on the contracts. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty.
Security loans
The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.
The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with their securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Wells Fargo Funds Management LLC (“Funds Management”) and is sub-advised by Wells Capital Management Incorporated (“Wells Capital Management”). Funds Management receives an investment advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to Wells Capital Management for its services as sub-adviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statement of Operations.
When-issued transactions
The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets to cover its obligation by confirming the availability of qualifying assets having a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

22 Wells Fargo Advantage International Bond Fund	Notes to Financial Statements
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.
Distributions to shareholders
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.
The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. At October 31, 2010, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed	Accumulated Net
Net Investment	Realized Gains on
Income	Investments

$19,526,070	$(19,526,070)
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities.
Class allocations
The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.
3. FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
▪	Level 1 — quoted prices in active markets for identical securities

▪	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

▪	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund 23
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
As of October 31, 2010, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

			Significant
		Significant Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs
Investments in Securities	(Level 1)	(Level 2)	(Level 3)	Total

Corporate bonds and notes	$0	$464,359,586	$3,044,467	$467,404,053
Foreign government bonds	0	991,548,079	0	991,548,079
Yankee corporate bonds and notes	0	51,277,661	0	51,277,661
Yankee government bonds	0	7,553,010	0	7,553,010
Short-term investments
Investment companies	30,754,673	0	0	30,754,673
	$30,754,673	$1,514,738,336	$3,044,467	$1,548,537,476
Further details on the major security types listed above can be found in the Fund’s Portfolio of Investments.
As of October 31, 2010, the inputs used in valuing the Fund’s other financial instruments, which are carried at fair value, were as follows:

Significant
		Significant Other	Unobservable
	Quoted Prices	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Forward foreign currency contracts	$0	1,965,851	0	$1,965,851
The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Corporate
bonds and notes

Balance as of October 31, 2009	$0
Realized gains or losses	0
Change in unrealized gains or losses	(756)
Net purchases (sales)	3,045,223
Transfers in and/or out of Level 3	0
Balance as of October 31, 2010	$3,044,467
Change in unrealized gains or losses relating to securities still held at the end of the reporting period	$(756)
4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES
Investment advisory fees
The Trust has entered into an investment advisory contract with Funds Management Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The investment adviser is responsible for implementing investment policies and guidelines and for supervising the investment sub-adviser, who is responsible for day-to-day portfolio management of the Fund.
Pursuant to the contract, Funds Management is paid an annual investment advisory fee starting at 0.55% and declining to 0.45% as the average daily net assets of the Fund increase. Prior to July 12, 2010, the predecessor fund, Evergreen International Bond, paid an investment advisory fee to Evergreen Investment Management Company, LLC (“EIMC”), an affiliate of Funds Management, at an annual rate which started at 0.52% and declined to 0.45% as the average daily net assets increased. For the year ended October 31, 2010, the investment advisory fee was equivalent to an annual rate of 0.50% of the Fund’s average daily net assets.

24 Wells Fargo Advantage International Bond Fund	Notes to Financial Statements
Funds Management may retain the services of certain investment sub-advisers to provide daily portfolio management. The fees related to investment sub-advisory services are borne directly by the investment adviser and do not increase the overall fees paid by a Fund to the investment adviser. First International Advisors, LLC (“FIA”), an affiliate of Funds Management and indirect wholly owned subsidiary of Wells Fargo, is the investment sub-adviser to the Fund and is paid a fee by the investment adviser at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase. Prior to January 12, 2010, FIA was paid an investment sub-adviser fee for its services to the predecessor fund at an annual rate which started at 0.52% and declined to 0.45% as the average daily net assets increased.
Administration and transfer agent fees
The Trust has entered into an Administration Agreement with Funds Management. Under this Agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from the Fund the following annual fees:

		Administration Fees
	Average Daily	(% of Average
	Net Assets	Daily Net Assets)

Fund level	First $5 billion	0.05
	Next $5 billion	0.04
	Over $10 billion	0.03
Class A, Class B and Class C	All asset levels	0.16
Administrator Class	All asset levels	0.10
Institutional Class	All asset levels	0.08
Prior to July 12, 2010, the predecessor fund paid EIMC a fund level administrator fee at an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) which started at 0.10% and declined to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increased.
Funds Management and/or EIMC has contractually waived and/or reimbursed investment advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management and/or EIMC were made first from fund level expenses on a proportionate basis and then from class specific expenses.
Prior to July 12, 2010, the predecessor fund paid Evergreen Service Company, LLC, an affiliate of EIMC and a subsidiary of Wells Fargo, a transfer and dividend disbursing agent fee.
Distribution fees
The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets for Class B and Class C shares. Prior to July 12, 2010, Class B and Class C shares of the predecessor fund also paid distribution fees at an annual rate of 0.75% of the average daily net assets of each class.
For the year ended October 31, 2010, Wells Fargo Funds Distributor, LLC received $18,972 from the sale of Class A shares and $20,883, $25,499 and $10,710 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively, for the Fund.
Shareholder servicing fees
The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of the Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Prior to July 12, 2010, Class A, Class B, Class C and Class IS shares of the predecessor fund also paid shareholder servicing fees at an annual rate of 0.25% of the average daily net assets of each class.

Notes to Financial Statements	Wells Fargo Advantage International Bond Fund 25
5. INVESTMENT PORTFOLIO TRANSACTIONS
Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $1,411,004,713 and $1,156,621,729, respectively, for the year ended October 31, 2010.
6. DERIVATIVE TRANSACTIONS
During the year ended October 31, 2010, the Fund entered into forward foreign currency contracts for hedging purposes.
At October 31, 2010, the Fund had forward foreign currency contracts outstanding as follows:
Forward Foreign Currency Contracts to Buy:

	Contracts to		U.S. Value at	In Exchange for	Unrealized Gain
Exchange Date	Receive		October 31, 2010	U.S. $	(Loss)

11/05/2010	4,140,000,000	JPY	$51,448,946	$48,192,771	$3,256,175
11/05/2010	1,250,000,000	JPY	15,534,102	14,656,052	878,050
11/05/2010	1,294,197,660	JPY	16,083,359	15,480,000	603,359
11/05/2010	625,000,000	JPY	7,767,051	7,702,926	64,125
12/01/2010	9,200,000	EUR	12,800,205	12,949,000	(148,795)

	Contracts to		U.S. Value at			U.S. Value at	Unrealized Gain
Exchange Date	Receive		October 31, 2010	In Exchange for		October 31, 2010	(Loss)

11/18/2010	8,000,000,000	HUF	$40,915,610	3,281,647,386	JPY	$40,786,086	$129,524
11/18/2010	3,102,338,388	JPY	38,557,537	8,000,000,000	HUF	40,915,610	(2,358,073)
11/18/2010	3,056,458,900	JPY	37,987,322	111,950,000	PLN	39,235,271	(1,247,949)
11/18/2010	298,146,000	JPY	3,705,520	10,200,000	PLN	3,574,808	130,712
11/24/2010	5,611,628,090	JPY	69,747,604	73,715,000	AUD	72,018,141	(2,270,537)
11/24/2010	44,427,040	JPY	552,189	560,000	AUD	547,109	5,080
12/01/2010	28,649,638	EUR	39,860,997	40,400,000	CAD	39,584,558	276,439
12/01/2010	8,032,000,000	JPY	99,836,142	100,724,838	CAD	98,691,787	1,144,355
12/01/2010	434,170,000	JPY	5,396,646	5,500,000	CAD	5,388,987	7,659
12/01/2010	712,712,000	JPY	8,858,867	8,800,000	CAD	8,622,379	236,488
12/01/2010	645,000,000	JPY	8,017,220	5,653,729	EUR	7,866,182	151,038
12/01/2010	417,704,100	JPY	5,191,978	3,700,000	EUR	5,147,908	44,070
12/01/2010	606,225,600	JPY	7,535,262	5,400,000	EUR	7,513,163	22,099
12/01/2010	9,022,766,558	JPY	112,151,171	68,275,000	GBP	109,377,413	2,773,758
12/01/2010	1,232,726,250	JPY	15,322,539	9,330,000	GBP	14,946,778	375,761
12/01/2010	936,432,000	JPY	11,639,661	7,200,000	GBP	11,534,491	105,170
12/01/2010	244,904,300	JPY	3,044,111	1,900,000	GBP	3,043,824	287
01/13/2011	6,000,000,000	JPY	74,615,073	97,895,252	NZD	74,198,111	416,962
01/25/2011	6,330,000,000	JPY	78,728,423	80,000,000	AUD	77,570,196	1,158,227
Forward Foreign Currency Contracts to Sell:

	Contracts to		U.S. Value at	In Exchange for	Unrealized Gain
Exchange Date	Deliver		October 31, 2010	U.S. $	(Loss)

11/05/2010	607,059,700	JPY	$7,544,102	$7,475,000	$(69,102)
11/05/2010	355,000,000	JPY	4,411,685	4,369,553	(42,132)
11/18/2010	258,800,000	HUF	1,323,620	1,171,571	(152,049)
11/18/2010	3,785,000	PLN	1,326,534	1,206,490	(120,044)
11/22/2010	1,540,000	EUR	2,142,869	2,011,001	(131,868)
12/01/2010	56,745,000	MXN	4,586,987	4,549,609	(37,378)
12/02/2010	35,300,000	MXN	2,853,290	2,641,049	(212,241)
12/02/2010	502,840,000	MXN	40,644,429	37,621,110	(3,023,319)
The Fund had average market values of $687,078,014 and $76,353,286 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2010.

26 Wells Fargo Advantage International Bond Fund	Notes to Financial Statements
The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.
7. BANK BORROWINGS
The Trust (excluding the money market funds) and Wells Fargo Variable Trust are parties to a $125,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, under the credit agreement, the Fund pays an annual commitment fee equal to 0.125% of the unused balance, which is allocated pro rata. Prior to September 7, 2010, the Fund paid an commitment fee equal to 0.15% of the unused balance, which was also allocated pro rata.
During the year ended October 31, 2010, the Fund had average borrowings outstanding of $116,623 at an average rate of 1.51% and paid interest of $1,761.
8. DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid were $50,939,882 and $130,548,103 of ordinary income for the years ended October 31, 2010 and October 31, 2009, respectively.
As of October 31, 2010, the components of distributable earnings on a tax basis are shown on the table below.

Undistributed	Undistributed	Unrealized
Ordinary	Long-Term	Appreciation
Income	Gain	(Depreciation)

$28,939,098	$1,595,152	$109,162,649
9. INDEMNIFICATION
Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10. SUBSEQUENT DISTRIBUTIONS
On December 10, 2010, the Fund declared distributions from short-term and long-term capital gains to shareholders of record on December 9, 2010. The per share amounts payable on December 13, 2010 were as follows:

	Short-term	Long-term
	Capital Gains	Capital Gains

Class A	$0.06465	$0.01202
Class B	$0.06465	$0.01202
Class C	$0.06465	$0.01202
Administrator Class	$0.06465	$0.01202
Institutional Class	$0.06465	$0.01202
On December 17, 2010, the Fund declared distributions from net investment income to shareholders of record on December 16, 2010. The per share amounts payable on December 20, 2010 were as follows:

Net Investment
Income

Class A	$0.18832
Class B	$0.15080
Class C	$0.14994
Administrator Class	$0.20219
Institutional Class	$0.20282
These distributions are not reflected in the accompanying financial statements.

Report of Independent Registered Public Accounting Firm	Wells Fargo Advantage International Bond Fund 27
BOARD OF TRUSTEES AND SHAREHOLDERS OF
WELLS FARGO FUNDS TRUST:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Advantage International Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of October 31, 2010, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage International Bond Fund as of October 31, 2010, the results of its operations for the year then ended, changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the years or periods presented, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2010

28 Wells Fargo Advantage International Bond Fund	Other Information (Unaudited)
PROXY VOTING INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our Web site at wellsfargo.com/advantagefunds, or visiting the SEC Web site at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s Web site at wellsfargo.com/advantagefunds or by visiting the SEC Web site at www.sec.gov.
SPECIAL MEETING OF SHAREHOLDERS
On June 8, 2010, a Special Meeting of Shareholders for the Evergreen International Bond Fund was held to consider the following proposal. The results of the proposal are indicated below.
Proposal 1 — To approve the proposed reorganization of the Evergreen International Bond Fund into Wells Fargo Advantage International Bond Fund, a new series of Wells Fargo Fund Trust, a Delaware statutory trust:

Net assets voted “For”	$854,265,859
Net assets voted “Against”	$5,975,226
Net assets voted “Abstain”	$9,064,521

Other Information (Unaudited)	Wells Fargo Advantage International Bond Fund 29
PORTFOLIO HOLDINGS INFORMATION
The complete portfolio holdings for the Fund is publicly available on the Fund’s Web site (www.wellsfargo.com/advantagefunds) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information for the Fund is publicly available on the Fund’s Web site on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC Web site at www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BOARD OF TRUSTEES
The following table provides basic information about the Board of Trustees (the “Trustees”) of the Wells Fargo Funds Trust (the “Trust”) and Officers of the Trust. This table should be read in conjunction with the Prospectus and the Statement of Additional Information1 of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 152 funds comprising the Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.
Independent Trustees

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005 (Lead Trustee since 2001)	Co-Founder, Chairman, President and CEO of Crystal Geyser. Water Company.	Asset Allocation Trust

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Currently a member of the Iowa State University Foundation Board of Governors and a member of the Advisory Board of Iowa State University School of Business.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust

Judith M. Johnson (Born 1949)	Trustee, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust

Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction), Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 46 portfolios as of 12/31/09); Director Diversapack Co. (packaging company); Asset Allocation Trust

David F. Larcker (Born 1951)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Co-Director of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30 Wells Fargo Advantage International Bond Fund	Other Information (Unaudited)

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years	Other Directorships

Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor and Chair of the Department of Insurance and Risk Management, Wharton School of the University of Pennsylvania Since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust

Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Michael S. Scofield (Born 1943)	Trustee, since 2010	Currently serves on the Investment Company Institute’s Board of Governors and Executive Committee. Former Chairman of the Independent Directors Counsel. Trustee of the Evergreen Funds from 1984 to 2010. Retired Attorney, Law Offices of Michael S. Scofield and former Director and Chairman, Branded Media Corporation (multi-media branding company).	Asset Allocation Trust

Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010.	Asset Allocation Trust
Officers

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.

C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Counsel, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.

Kasey Phillips (Born 1970)	Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2006 to 2010. Treasurer of the Evergreen Funds from 2005 to 2010. Vice President and Assistant Vice President of Evergreen Investment Services, Inc. from 1999 to 2006.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Assistant Vice President, Evergreen Investment Services, Inc. from 2000 to 2004 and the head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Other Information (Unaudited)	Wells Fargo Advantage International Bond Fund 31

Name and	Position Held and
Year of Birth	Length of Service	Principal Occupations During Past Five Years

Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

1.	The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the Fund’s Web site at wellsfargo.com/advantagefunds.

32 Wells Fargo Advantage International Bond Fund	List of Abbreviations
The following is a list of common abbreviations for terms and entities which may have appeared in this report.
ABAG — Association of Bay Area Governments
ADR — American Depositary Receipt
ADS — American Depository Shares
AMBAC — American Municipal Bond Assurance Corporation
AMT — Alternative Minimum Tax
ARM — Adjustable Rate Mortgages
AUD — Australian Dollar
BART — Bay Area Rapid Transit
BRL — Brazil Real
CAD — Canadian Dollar
CDA — Community Development Authority
CDO — Collateralized Debt Obligation
CDSC — Contingent Deferred Sales Charge
CGIC — Capital Guaranty Insurance Company
CGY — Capital Guaranty Corporation
CHF — Swiss Franc
CIFG — CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee
COP — Certificate of Participation
CP — Commercial Paper
CTF — Common Trust Fund
DEM — Deutsche Mark
DKK — Danish Krone
DW&P — Department of Water & Power
DWR — Department of Water Resources
ECFA — Educational & Cultural Facilities Authority
EDFA — Economic Development Finance Authority
ETET — Eagle Tax-Exempt Trust
ETF — Exchange-Traded Fund
EUR — Euro
FFCB — Federal Farm Credit Bank
FGIC — Financial Guaranty Insurance Corporation
FHA — Federal Housing Authority
FHAG — Federal Housing Agency
FHLB — Federal Home Loan Bank
FHLMC — Federal Home Loan Mortgage Corporation
FNMA — Federal National Mortgage Association
FRF — French Franc
FSA — Farm Service Agency
GBP — Great British Pound
GDR — Global Depositary Receipt
GNMA — Government National Mortgage Association
GO — General Obligation
HCFR — Healthcare Facilities Revenue
HEFA — Health & Educational Facilities Authority
HEFAR — Higher Education Facilities Authority Revenue
HFA — Housing Finance Authority
HFFA — Health Facilities Financing Authority
HKD — Hong Kong Dollar
HUD — Housing & Urban Development
HUF — Hungarian Forint
IDA — Industrial Development Authority
IDAG — Industrial Development Agency
IDR — Industrial Development Revenue
IEP — Irish Pound
JPY — Japanese Yen
KRW — Republic of Korea Won
LIBOR — London Interbank Offered Rate
LLC — Limited Liability Company
LOC — Letter of Credit
LP — Limited Partnership
MBIA — Municipal Bond Insurance Association
MFHR — Multi-Family Housing Revenue
MFMR — Multi-Family Mortgage Revenue
MMD — Municipal Market Data
MTN — Medium Term Note
MUD — Municipal Utility District
MXN — Mexican Peso
MYR — Malaysian Ringgit
NATL-RE — National Public Finance Guarantee Corporation
NLG — Netherlands Guilder
NOK — Norwegian Krone
NZD — New Zealand Dollar
PCFA — Pollution Control Finance Authority
PCR — Pollution Control Revenue
PFA — Public Finance Authority
PFFA — Public Facilities Financing Authority
plc — Public Limited Company
PLN — Polish Zloty
PSFG — Public School Fund Guaranty
R&D — Research & Development
RDA — Redevelopment Authority
RDFA — Redevelopment Finance Authority
REITS — Real Estate Investment Trusts
SEK — Swedish Krona
SFHR — Single Family Housing Revenue
SFMR — Single Family Mortgage Revenue
SGD — Singapore Dollar
SKK — Slovakian Koruna
SLMA — Student Loan Marketing Association
SPDR — Standard & Poor’s Depositary Receipts
STIT — Short-Term Investment Trust
TBA — To Be Announced
TRAN — Tax Revenue Anticipation Notes
TRY — Turkish Lira
USD — United States Dollar
XLCA — XL Capital Assurance
ZAR — South African Rand

This page is intentionally left blank.

This page is intentionally left blank.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery
More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, e-mail, visit the Funds’ Web site, or call:
Wells Fargo Advantage Funds
P.O. Box 8266
Boston, MA 02266-8266
E-mail: wfaf@wellsfargo.com
Web site: www.wellsfargo.com/advantagefunds
Individual Investors: 1-800-222-8222
Retail Investment Professionals: 1- 888-877-9275
Institutional Investment Professionals: 1- 866-765-0778
This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s Web site at www.wellsfargo.com/advantagefunds. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.
Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Fund. The Fund is distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED ▪ NO BANK GUARANTEE ▪ MAY LOSE VALUE	Printed on Recycled paper

© 2010 Wells Fargo Funds Management, LLC. All rights reserved.	www.wellsfargo.com/advantagefunds	127199 12-10 AIF2/AR141 10-10

ITEM 2. CODE OF ETHICS
As of the end of the period, October 31, 2010, Wells Fargo Funds Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT
The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES
(a) Audit Fees — Provided below are the aggregate fees billed for the fiscal years ended October 31, 2009 and October 31, 2010 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Audit Fees were $1,849,090 and $2,924,050, respectively.
(b) Audit-Related Fees — There were no audit-related fees incurred for the fiscal years ended October 31, 2009 and October 31, 2010 for assurance and related services by the principal accountant for the Registrant.
(c) Tax Fees — Provided below are the aggregate fees billed for the fiscal years ended October 31, 2009 and October 31, 2010 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Tax Fees were $109,500 and $189,320, respectively. The incurred Tax Fees are comprised of excise tax review services.
For the fiscal years ended October 31, 2009 and October 31, 2010, the Tax Fees were $177,410 and $259,210, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.
(d) All Other Fees — There were no other fees incurred for the fiscal years ended October 31, 2009 and October 31, 2010.
(e)(1) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.
(e)(2) Not Applicable.
(f) Not Applicable.
(g) Provided below are the aggregate non-audit fees billed for the fiscal years ended October 31, 2009 and October 31, 2010, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.
For the fiscal year ended October 31, 2009, the Registrant incurred non-audit fees in the amount of $70,000. The non-audit fees consist of SAS70 control reviews of Wells Fargo Bank, N.A.
For the fiscal year ended October 31, 2009, the Registrant’s investment adviser incurred non-audit fees in the amount of $45,000. The non-audit fees relates to examination of securities pursuant to rule 206 (4)-2 under the Investment Advisors Act of 1940.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS
Not applicable.
ITEMS 6. SCHEDULE OF INVESTMENTS
The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.
The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.
The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.
The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.
ITEM 11. CONTROLS AND PROCEDURES
(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.
(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS
(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.
(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)(3) Not applicable.
(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch Karla M. Rabusch
President

Date:	December 27, 2010
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch Karla M. Rabusch
President

Date:	December 27, 2010

By:	/s/ Kasey L. Phillips Kasey L. Phillips
Treasurer

Date:	December 27, 2010